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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2016 through December 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        37

  Notes to Financial Statements                                               42

  Report of Independent Registered Public Accounting Firm                     49

  Approval of Investment Advisory Agreement                                   51

  Trustees, Officers and Service Providers                                    54

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 49.7%
U.S. Corporate Bonds                                                       19.9%
Collateralized Mortgage Obligations                                        13.6%
International Corporate Bonds                                               6.3%
Municipal Bonds                                                             3.7%
Senior Secured Loans                                                        2.7%
Asset Backed Securities                                                     1.8%
Closed End Fund                                                             0.9%
Convertible Preferred Stocks                                                0.9%
Temporary Cash Investment                                                   0.5%

* Includes investments in insurance linked securities totaling 0.0%+ of total investment portfolio.

+    Amount rounds to less than 0.1%.

Five Largest Holdings
(As a percentage of total long--term holdings)*

--------------------------------------------------------------------------------
 1.   U.S. Treasury Bills, 1/5/17                                          9.35%
--------------------------------------------------------------------------------
 2.   Fannie Mae, 3.5%, 1/18/17                                            7.06
--------------------------------------------------------------------------------
 3.   U.S. Treasury Bills, 1/12/17                                         6.83
--------------------------------------------------------------------------------
 4.   Fannie Mae, 4.0%, 1/18/17                                            2.03
--------------------------------------------------------------------------------
 5.   U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                 1.83
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/16         12/31/15
    Class I                                       $10.96           $10.83
    Class II                                      $10.99           $10.85

                                Net
Distributions per Share         Investment     Short-Term       Long-Term
(1/1/16 - 12/31/16)             Income         Capital Gains    Capital Gains
    Class I                     $0.3072        $ -              $0.0053
    Class II                    $0.2794        $ -              $0.0053

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Bond VCT      Pioneer Bond VCT       Bloomberg Barclays
          Portfolio Class I     Portfolio Class II     Aggregate Bond Index
12/06     $10,000               $10,000                $10,000
12/07     $10,655               $10,628                $10,697
12/08     $10,587               $10,535                $11,257
12/09     $12,449               $12,357                $11,925
12/10     $13,596               $13,462                $12,705
12/11     $14,348               $14,185                $13,701
12/12     $15,603               $15,381                $14,279
12/13     $15,762               $15,508                $13,990
12/14     $16,716               $16,406                $14,824
12/15     $16,767               $16,419                $14,906
12/16     $17,454               $17,063                $15,300

The Bloomberg Barclays Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

------------------------------------------------------------------------------
                                                                     Bloomberg
                                                            Barclays Aggregate
                          Class I          Class II*                Bond Index
------------------------------------------------------------------------------
10 years                    5.73%              5.49%                     4.34%
5 years                     4.00%              3.76%                     2.23%
1 year                      4.10%              3.92%                     2.65%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007 is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $  998.18          $  997.79
Expenses Paid During Period*                        $    3.11          $    4.42

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.88% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $1,022.02          $1,020.71
Expenses Paid During Period*                        $    3.15          $    4.47

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.88% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Credit-sensitive and more cyclical sectors generated solid returns in 2016, outperforming Treasuries and higher-quality securities as optimism about the U.S. economy increased. In the following interview, Kenneth J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2016. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Mr. Melchreit, Director of Investment-Grade Management, a senior vice president, and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2016?

A: Pioneer Bond VCT Portfolio's Class I shares returned 4.10% at net asset value during the 12-month period ended December 31, 2016, and Class II shares returned 3.92%, while the Portfolio's benchmark, the Bloomberg Barclays Aggregate Bond Index (the Bloomberg Barclays Index), returned 2.65%. During the same period, the average return of the 17 variable portfolios in Lipper's Corporate Debt A-Rated Underlying Funds category was 3.36%.

Q: How would you describe the investment environment in the fixed-income markets during 2016?

A: The 12-month period was a highly unusual one that began with a sharp reversal in market trends early in the 2016 calendar year. In January 2016, investors were highly risk-averse due to concerns that the domestic and global economies were weakening and that the U.S. Federal Reserve (the Fed) would restrict liquidity in the market by continuing to hike the influential Federal funds rate in the wake of its 0.25% increase in December 2015. In that environment, investors tended to avoid risk. Credit-sensitive sectors remained unpopular, while intermediate- and longer-term Treasuries and other higher-quality securities were in favor. Those factors led to declining market interest rates and a continued rally by the higher-quality sectors of the fixed-income market. In the first five weeks of 2016, commodity prices, led by oil and metals, spiraled down, and high-yield bonds and other cyclically sensitive groups within the credit markets tended to lose value. Energy and metals & mining industry securities performed particularly poorly. At the same time, the credit ratings of many energy and metals & mining corporations received downgrades, exacerbating the market's stress.

     In February 2016, the environment changed abruptly when commodity prices appeared to bottom and then began to move higher, suggesting that global demand was strengthening. That factor, combined with other evidence of economic gains, triggered the beginning of a recovery in the riskier segments of the bond market. The recovery received further support the following month when the Fed suggested it would move less aggressively with regard to tightening monetary policy, and would likely not raise short-term interest rates as quickly and rapidly as previously expected. The signals from the Fed, combined with continued easing by most other central banks around the world and gains in employment and other leading economic indicators, fueled a rally in the credit-sensitive and more cyclical parts of the bond market that

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     continued almost unabated for the remainder of the year. Continuing evidence of steady economic progress in the United States, solid, albeit uneven growth in Europe, and improving outlooks in China, Brazil, Russia, and other selected emerging markets lent further support to the rally.

     The gains in the credit sectors persisted even through headline-grabbing political events such as the unexpected vote in Great Britain in June to exit the European Union ("Brexit"), an attempted coup in Turkey in July, and the victory of Donald Trump in the U.S. presidential election in November. In fact, the results of the November U.S. election appeared to trigger a surge in the performance of riskier assets that lasted through the end of the calendar year.

     While the credit-sensitive sectors rallied, the performance of U.S. Treasuries and other higher-rated securities began to deteriorate late in the 12-month period as expectations of increasing inflationary pressures - including a tightening in the job market - caused market interest rates to begin moving higher, thus undermining the prices of higher-quality longer- and intermediate-term debt.

     In December 2016, the Fed, which had paused its plans to raise short-term interest rates several times over the year, finally moved to hike the Federal funds rate range, once again by 0.25%, almost exactly 12 months after its first increase the previous December.

Q: What were the principal factors that affected the Portfolio's performance relative to the Bloomberg Barclays Index during the 12-month period ended December 31, 2016?

A: Contributing positively to the Portfolio's benchmark-relative results during the period was its non-benchmark exposure to Treasury Inflation Protected Securities (TIPS), which we used as an investment alternative to fixed-rate nominal Treasuries. On average, TIPS accounted for 3.5% of the Portfolio's net assets over the 12-month period. Nominal Treasury bonds, which represent about 36% of the net assets of the Bloomberg Barclays Index, accounted for an average weighting of less than 1% of the Portfolio's net assets.

     While the Portfolio's average weight to government-agency mortgages was benchmark-neutral over the period, security selection results within the mortgage group also helped benchmark-relative performance, as we emphasized owning mortgage pools with protection against prepayment risk. Likewise, the Portfolio's exposure to investment-grade bonds in the industrials sector contributed positively to benchmark-relative returns. In particular, the Portfolio's allocation to energy-related bonds in the pipeline segment performed quite well as energy prices recovered and investors recognized that they had underestimated the ability of those bond issuers to weather the downturn in oil and gas prices.

     The Portfolio's short-duration stance was not a major factor in its outperformance of the Bloomberg Barclays Index over the 12-month period. While we maintained a short-duration stance relative to the benchmark throughout the Portfolio's fiscal year, even when interest rates declined early in 2016, we became even more concerned about the risks of rising interest rates as the yield curve flattened in late summer 2016, and so we further reduced

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

     the Portfolio's duration positioning in August. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The shorter duration positioned the Portfolio well for the rise in rates that occurred after the November election, when higher-quality and longer- and intermediate-term bonds traded off, and offset the earlier underperformance. As of December 31, 2016, the Portfolio's average effective duration was 5.24 years.

     The one noteworthy negative detractor from the Portfolio's benchmark-relative results during the period was its exposure to municipal bonds, which are not part of the Bloomberg Barclays Index. The asset class sold off after the November election as investors became concerned that potential reductions in personal income tax rates under a President Trump could result in reduced demand for municipals.

Q: Did the Portfolio have any investments in derivative securities during the 12-month ended December 31, 2016? If so, did the derivatives have a material influence on benchmark-relative results?

A: Yes, we invested the Portfolio in two types of derivatives: Treasury futures and credit default swaps. We invested in the Treasury futures to help shorten the Portfolio's overall duration and to guard against the risk of rising interest rates. The short-duration policy, which employed the futures, helped benchmark-relative performance. We used credit default swaps to increase the Portfolio's exposure to credit-sensitive debt. The swaps also contributed to benchmark-relative returns when credit-sensitive sectors outperformed for the period.

Q: What factors affected the Portfolio's distributions to shareholders, or yield, during the 12-month period ended December 31, 2016?

A: The Portfolio's distributions fell during the period as the yield advantages (spreads) of high-yield holdings over higher-quality holdings declined, causing a reduction in the Portfolio's level of current income. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q:   What is your investment outlook?

A: We believe the underlying fundamentals of credit-sensitive securities, including high-yield bonds, remain firm, but their valuations are less compelling than they were a year ago, prior to the rally in high-yield debt. Because of the U.S. economy's underlying strength, however, we have retained a modest overweight in investment-grade corporate bonds, even after upgrading the Portfolio's overall credit quality. We expect to look for opportunities to reduce credit risk in the Portfolio even further, without giving up too much yield.

     Growth in U.S. gross domestic product (GDP) appears to be settling in at a sustainable annual pace of more than 2% per year, with continued improvement in the employment market fueled in part by gains in manufacturing output. The economy's underlying fundamentals appear solid, and the growth prospects for 2017 appear healthy.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     We anticipate that the Fed will continue to hike short-term interest rates gradually during 2017, while carefully evaluating the effects of past fiscal policies as well as any changes enacted by the new Trump administration and the Congress. Given our view, we expect to keep the Portfolio's overall duration shorter than the Bloomberg Barclays Index's.

Please refer to the Schedule of Investments on pages 8 to 36 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            CONVERTIBLE PREFERRED STOCKS - 0.5%
                            Banks - 0.5%
                            Diversified Banks - 0.5%
        179                 Bank of America Corp., 7.25% (Perpetual)                                               $    208,857
        485                 Wells Fargo & Co., 7.5% (Perpetual)                                                         577,150
                                                                                                                   ------------
                                                                                                                   $    786,007
                                                                                                                   ------------
                            Total Banks                                                                            $    786,007
                                                                                                                   ------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $751,827)                                                                        $    786,007
                                                                                                                   ------------
                            ASSET BACKED SECURITIES - 2.1%
                            Health Care Equipment & Services - 0.1%
                            Health Care Distributors - 0.1%
    100,000                 OneMain Financial Issuance Trust 2015-1, 3.19%, 3/18/26 (144A)                         $    100,710
                                                                                                                   ------------
                            Total Health Care Equipment & Services                                                 $    100,710
                                                                                                                   ------------
                            Banks - 1.7%
                            Thrifts & Mortgage Finance - 1.7%
    100,000                 American Homes 4 Rent 2015-SFR1, 4.11%, 4/18/52 (144A)                                 $     99,226
     40,000                 Ascentium Equipment Receivables 2015-1 LLC, 3.24%, 1/10/22 (144A)                            40,382
    178,591                 B2R Mortgage Trust 2015-1, 2.524%, 5/15/48 (144A)                                           176,897
    101,445                 Bayview Financial Mortgage Pass-Through Trust 2006-A, 6.087%, 2/28/41 (Step)                103,810
    250,000       4.00      Bayview Opportunity Master Fund IVb Trust 2016-SPL2, Floating Rate Note,
                            6/28/53 (144A)                                                                              257,275
    100,000                 BCC Funding Corp X, 3.622%, 11/20/20 (144A)                                                 100,339
     17,517       1.51      Bear Stearns Asset Backed Securities I Trust 2005-FR1, Floating Rate Note, 6/25/35           17,411
     12,048       1.25      Bear Stearns Asset Backed Securities Trust 2006-SD2, Floating Rate Note, 6/25/36             11,835
     96,584                 Colony American Finance 2015-1, Ltd., 2.896%, 10/18/47 (144A)                                96,283
     63,423                 Credit-Based Asset Servicing & Securitization LLC, 3.7652%, 7/25/35 (Step)                   60,601
     46,807                 Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)                                 47,118
    205,699       1.00      Fieldstone Mortgage Investment Trust Series 2005-3, Floating Rate Note, 2/25/36             202,031
    140,000       1.24      GSAA Trust, Floating Rate Note, 6/25/35                                                     116,058
      9,502       1.06      GSRPM Mortgage Loan Trust 2006-2, Floating Rate Note, 9/25/36 (144A)                          9,398
    100,000       4.00      Home Partners of America 2016-1 Trust, Floating Rate Note, 3/18/33 (144A)                   101,063
     38,218                 Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                                              34,528
    100,000                 LEAF Receivables Funding 10 LLC, 2.74%, 3/15/21 (144A)                                       99,916
     63,724       1.28      New Century Home Equity Loan Trust 2005-1, Floating Rate Note, 3/25/35                       63,403
    160,000       1.43      NovaStar Mortgage Funding Trust Series 2005-3, Floating Rate Note, 1/25/36                  158,438
     13,147       1.02      Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4,
                            Floating Rate Note, 11/25/35                                                                 13,129
     11,888       1.01      RAAC Series 2006-RP2 Trust, Floating Rate Note, 2/25/37 (144A)                               11,791
     99,167                 Store Master Funding I LLC, 3.75%, 4/20/45 (144A)                                            96,752
      3,113       0.98      Structured Asset Securities Corp., Mortgage Loan Trust 2006-GEL4, Floating
                            Rate Note, 10/25/36 (144A)                                                                    3,109
      1,204                 Structured Asset Securities Corp., 5.27%, 10/25/34 (Step)                                     1,237
     44,754                 Terwin Mortgage Trust Series TMTS 2005-16HE, 4.2899%, 9/25/36 (Step)                         45,447
     40,000                 United Auto Credit Securitization Trust 2015-1, 2.92%, 6/17/19 (144A)                        40,114
    136,443                 VOLT XXXIX LLC, 4.125%, 10/25/45 (Step) (144A)                                              137,265
     52,512                 VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                                                52,576

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Thrifts & Mortgage Finance - (continued)
    118,845                 VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                                         $    118,731
     33,862                 Welk Resorts 2015-A LLC, 2.79%, 6/16/31 (144A)                                               33,420
    100,000                 Westlake Automobile Receivables Trust 2015-3, 3.05%, 5/17/21 (144A)                         100,744
                                                                                                                   ------------
                                                                                                                   $  2,450,327
                                                                                                                   ------------
                            Total Banks                                                                            $  2,450,327
                                                                                                                   ------------
                            Diversified Financials - 0.1%
                            Specialized Finance - 0.1%
     74,250                 Domino's Pizza Master Issuer LLC, 3.484%, 10/25/45 (144A)                              $     73,478
     69,840                 Domino's Pizza Master Issuer LLC, 5.216%, 1/27/42 (144A)                                     71,234
     36,163                 JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                                                36,528
                                                                                                                   ------------
                                                                                                                   $    181,240
                                                                                                                   ------------
                            Total Diversified Financials                                                           $    181,240
                                                                                                                   ------------
                            Real Estate - 0.1%
                            Residential REIT - 0.1%
    150,000       2.45      American Homes 4 Rent 2014-SFR1 REMICS, Floating Rate Note, 6/17/31 (144A)             $    149,657
                                                                                                                   ------------
                            Total Real Estate                                                                      $    149,657
                                                                                                                   ------------
                            Telecommunication Services - 0.1%
                            Wireless Telecommunication Services - 0.1%
    150,000       3.87      Small Business Administration Participation Certificates, Floating Rate Note,
                            10/15/49 (144A)                                                                        $    151,102
                                                                                                                   ------------
                            Total Telecommunication Services                                                       $    151,102
                                                                                                                   ------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $3,041,195)                                                                      $  3,033,036
                                                                                                                   ------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS - 15.3%
                            Energy - 0.2%
                            Oil & Gas Exploration & Production - 0.2%
    213,939        N/A      Shellpoint Co-Originator Trust 2016-1, Floating Rate Note, 10/25/31 (144A)             $    215,193
                                                                                                                   ------------
                            Total Energy                                                                           $    215,193
                                                                                                                   ------------
                            Banks - 14.2%
                            Thrifts & Mortgage Finance - 14.2%
    130,658       3.50      Agate Bay Mortgage Trust 2015-1, Floating Rate Note, 1/25/45 (144A)                    $    131,709
     55,530       3.50      Agate Bay Mortgage Trust 2015-2, Floating Rate Note, 3/27/45 (144A)                          56,185
     94,441       3.50      Agate Bay Mortgage Trust 2015-5, Floating Rate Note, 7/25/45 (144A)                          95,201
    178,000       3.50      Agate Bay Mortgage Trust 2015-7, Floating Rate Note, 10/25/45 (144A)                        181,613
    136,038       3.50      Agate Bay Mortgage Trust 2016-1, Floating Rate Note, 12/25/45 (144A)                        136,538
    100,000       2.90      BAMLL Commercial Mortgage Securities Trust 2014-FL1, Floating Rate
                            Note, 12/17/31 (144A)                                                                       100,323
    100,000       2.25      BAMLL Commercial Mortgage Securities Trust 2015-ASHF, Floating Rate
                            Note, 1/18/28 (144A)                                                                         99,997
    102,903       2.87      BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate Note, 10/26/44 (144A)                         102,812
    100,000       5.81      Banc of America Commercial Mortgage Trust 2007-4, Floating Rate Note,
                            2/10/51 (144A)                                                                               99,267
      9,516                 Banc of America Mortgage Trust 2004-11, 5.75%, 1/25/35                                        9,652
     31,620                 Banc of America Mortgage Trust 2004-9, 5.5%, 11/25/34                                        32,377
    100,000                 CCRESG Commercial Mortgage Trust 2016-HEAT, 3.357%, 4/10/29 (144A)                          100,645
    200,000       3.20      CDGJ Commercial Mortgage Trust 2014-BXCH, Floating Rate Note, 12/15/27 (144A)               199,247

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Thrifts & Mortgage Finance - (continued)
    526,265       3.75      Chase Mortgage Trust 2016-2, Floating Rate Note, 2/25/44 (144A)                        $    521,779
     20,460       3.41      CHL Mortgage Pass-Through Trust 2003-56, Floating Rate Note, 12/25/33                        20,622
    200,599       3.75      Citigroup Mortgage Loan Trust 2015-PS1, Floating Rate Note, 9/25/42 (144A)                  206,283
     25,000                 COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/17/45                                       26,105
     23,000                 COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                                             23,155
    100,000                 COMM 2012-LC4 Mortgage Trust, 4.063%, 12/12/44                                              105,589
    100,000       5.17      COMM 2013-CCRE11 Mortgage Trust, Floating Rate Note, 8/12/50 (144A)                         105,446
     50,000                 COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                                                50,594
    233,783       4.51      COMM 2014-CCRE20 Mortgage Trust, Floating Rate Note, 11/10/47                               229,935
    100,000       2.85      COMM 2014-FL5 Mortgage Trust, Floating Rate Note, 10/15/31 (144A)                            99,256
    150,000                 COMM 2014-UBS4 Mortgage Trust, 3.42%, 8/10/47                                               152,720
    100,000       3.68      COMM 2015-CCRE23 Mortgage Trust, Floating Rate Note, 5/12/48 (144A)                          99,311
    100,000       4.55      COMM 2015-CCRE25 Mortgage Trust, Floating Rate Note, 8/12/48                                104,453
    210,000                 COMM 2015-CCRE26 Mortgage Trust REMICS, 3.63%, 10/13/48                                     216,150
    150,000                 COMM 2015-LC23 Mortgage Trust REMICS, 3.774%, 10/10/53                                      156,347
    161,708                 Commercial Mortgage Pass Through Certificates, 2.822%, 10/17/45                             163,703
    144,601       5.54      Credit Suisse Commercial Mortgage Trust Series 2006-C4, Floating Rate Note, 9/15/39         144,782
     34,455                 Credit Suisse Commercial Mortgage Trust Series 2007-C1, 5.361%, 2/15/40                      34,413
    175,000       4.54      CSAIL 2016-C5 Commercial Mortgage Trust REMICS, Floating Rate Note, 11/15/48                176,062
     50,000                 CSAIL 2016-C6 Commercial Mortgage Trust, 3.0898%, 1/15/49                                    49,404
    218,114       1.55      CSMC Trust 2013-IVR2, Floating Rate Note, 4/27/43 (144A)                                    205,573
     91,652       3.46      CSMC Trust 2013-IVR3, Floating Rate Note, 5/25/43 (144A)                                     90,109
    165,513       3.50      CSMC Trust 2014-IVR3 REMICS, Floating Rate Note, 7/25/44 (144A)                             166,534
    199,325       3.00      CSMC Trust 2014-OAK1, Floating Rate Note, 11/25/44 (144A)                                   199,040
     46,323       3.00      CSMC Trust 2014-WIN1, Floating Rate Note, 9/25/44 (144A)                                     46,262
    183,232       3.94      CSMC Trust 2014-WIN1, Floating Rate Note, 9/25/44 (144A)                                    180,861
    154,603       3.50      CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                                   153,936
     95,140       3.50      CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                                    95,750
    308,716                 CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                                                     305,574
    177,283                 CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                                                     176,977
    154,579                 CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                                                     154,736
     76,535       3.88      CSMC Trust 2015-WIN1, Floating Rate Note, 12/25/44 (144A)                                    73,343
    222,992       3.50      CSMLT 2015-1 Trust, Floating Rate Note, 5/25/45 (144A)                                      224,926
    106,588       3.92      CSMLT 2015-2 Trust, Floating Rate Note, 8/25/45 (144A)                                      101,287
    150,000                 DBJPM 16-C3 Mortgage Trust, 2.89%, 9/10/49                                                  146,234
    100,000       3.38      GAHR Commercial Mortgage Trust 2015-NRF, Floating Rate Note, 12/15/34 (144A)                100,502
     34,579       1.03      Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32 (144A)                     32,565
    100,000                 GS Mortgage Securities Corp. Trust 2012-SHOP, 2.933%, 6/5/31 (144A)                         101,403
    200,000                 GS Mortgage Securities Corp. II, 3.377%, 5/10/45                                            208,304
     25,000                 GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                                      25,482
    100,000                 GS Mortgage Securities Trust 2013-GCJ14 REMICS, 4.507%, 8/10/46 (144A)                      107,656
     50,000       3.17      Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48 (144A)                        50,652
    143,771                 JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2, 3.6159%,
                            11/15/43 (144A)                                                                             145,922
    101,527                 JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5, 4.1712%, 8/15/46              108,890

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Thrifts & Mortgage Finance - (continued)
    220,000                 JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, 2.84%, 12/15/47         $    222,704
    100,000       2.90      JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL4 REMICS, Floating
                            Rate Note, 12/16/30 (144A)                                                                   98,971
    100,000       2.80      JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL5 REMICS, Floating
                            Rate Note, 7/15/31 (144A)                                                                    98,652
    200,000       3.45      JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP, Floating Rate
                            Note, 7/15/36 (144A)                                                                        201,246
      5,273       2.99      JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33                                5,229
    177,702       3.00      JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                         172,104
    129,286       3.00      JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                         131,338
    210,533       3.52      JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                         206,224
    151,400       3.50      JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43 (144A)                         152,618
    155,194       3.50      JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)                  156,443
     62,078       3.50      JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)                   62,461
    145,998       3.00      JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                         146,900
    100,895       3.42      JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                         101,839
    243,876       3.43      JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                         231,108
     79,750       3.00      JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                         80,492
     39,962       3.02      JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                         38,188
    117,138       4.06      JP Morgan Mortgage Trust 2014-OAK4, Floating Rate Note, 9/25/44 (144A)                      120,587
    145,028       3.50      JP Morgan Mortgage Trust 2015-4, Floating Rate Note, 6/26/45 (144A)                         146,196
    324,415                 JP Morgan Mortgage Trust 2016-1, 3.5%, 5/25/46 (144A)                                       327,229
    287,050                 JP Morgan Mortgage Trust 2016-1, 3.5%, 5/25/46 (144A)                                       291,692
    128,451       3.90      JP Morgan Mortgage Trust 2016-1, Floating Rate Note, 5/25/46 (144A)                         127,521
    339,879       2.69      JP Morgan Mortgage Trust 2016-2, Floating Rate Note, 6/25/46 (144A)                         336,207
    370,932       3.00      JP Morgan Mortgage Trust 2016-3, Floating Rate Note, 10/25/46 (144A)                        374,149
    294,339       3.50      JP Morgan Mortgage Trust 2016-4, Floating Rate Note, 10/25/46 (144A)                        299,099
    410,000       2.60      JP Morgan Mortgage Trust, Floating Rate Note, 12/25/46 (144A)                               408,142
    225,628       1.26      JP Morgan Seasoned Mortgage Trust 2014-1, Floating Rate Note, 5/25/33 (144A)                214,251
    206,893       2.64      JP Morgan Trust 2015-1 REMICS, Floating Rate Note, 12/25/44 (144A)                          204,858
     91,464       3.00      JP Morgan Trust 2015-3 REMICS, Floating Rate Note, 5/25/45 (144A)                            91,033
    273,448       3.50      JP Morgan Trust 2015-6, Floating Rate Note, 10/25/45 (144A)                                 275,648
    125,000       5.05      JPMBB Commercial Mortgage Securities Trust 2013-C15, Floating Rate Note,
                            11/15/45 (144A)                                                                             119,023
    100,000                 JPMBB Commercial Mortgage Securities Trust 2014-C22 REMICS, 3.8012%, 9/15/47                104,343
    100,000       3.10      JPMDB Commercial Mortgage Securities Trust 2016-C4, Floating Rate Note,
                            12/15/49 (144A)                                                                              72,363
     50,084       2.25      La Hipotecaria Panamanian Mortgage Trust 2010-1, Floating Rate Note, 9/8/39 (144A)           51,774
      2,477                 LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%, 1/15/31                                     2,476
    224,870       2.62      LSTAR Securities Investment, Ltd. 2016-4, Floating Rate Note, 10/1/21 (144A)                222,146
    150,000                 Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, 3.527%, 10/15/26               145,964
      1,384       5.79      Morgan Stanley Capital I Trust 2006-HQ9, Floating Rate Note, 7/12/44                          1,383
     81,265                 Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                                   82,843
    150,000                 Morgan Stanley Capital I Trust 2016-UBS12, 3.596%, 12/15/49                                 153,119
    144,554       3.75      New Residential Mortgage Loan Trust 2015-1, Floating Rate Note, 5/28/52 (144A)              147,231
    244,949       3.32      NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                               232,488
    352,993       3.25      NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                               343,884

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Thrifts & Mortgage Finance - (continued)
     96,886       3.25      NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                          $     97,273
      8,111                 RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                                                      8,111
    430,000                 Seasoned Credit Risk Transfer Trust Series 2016-1, 3.0%, 9/25/55                            415,152
    170,670       3.50      Sequoia Mortgage Trust 2012-2, Floating Rate Note, 4/25/42                                  170,753
     84,443       1.81      Sequoia Mortgage Trust 2012-6, Floating Rate Note, 12/26/42                                  77,850
    285,101       1.87      Sequoia Mortgage Trust 2013-2, Floating Rate Note, 2/25/43                                  272,383
    125,685       3.53      Sequoia Mortgage Trust 2013-3, Floating Rate Note, 3/25/43                                  125,760
    143,896       2.33      Sequoia Mortgage Trust 2013-4 REMICS, Floating Rate Note, 4/27/43                           137,838
    310,684       2.50      Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                  299,779
    182,503       1.55      Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                  178,462
    130,812       3.49      Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                  129,802
    260,319       3.53      Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/25/43                                  261,773
    163,514       2.50      Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/26/43                                  156,625
    118,350       2.50      Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                                  110,905
     79,966       3.00      Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                                   78,638
    100,947       3.54      Sequoia Mortgage Trust 2013-8, Floating Rate Note, 6/25/43                                   99,875
    215,819       4.00      Sequoia Mortgage Trust 2014-2, Floating Rate Note, 7/25/44 (144A)                           219,581
     85,709       3.00      Sequoia Mortgage Trust 2015-1, Floating Rate Note, 1/25/45 (144A)                            83,534
    288,170       3.50      Sequoia Mortgage Trust 2015-2, Floating Rate Note, 5/25/45 (144A)                           290,669
    240,269       3.00      Sequoia Mortgage Trust 2015-4, Floating Rate Note, 11/25/30 (144A)                          242,353
    133,792       3.50      Sequoia Mortgage Trust 2016-2, Floating Rate Note, 8/25/46 (144A)                           133,388
    113,931       3.77      Sequoia Mortgage Trust 2016-2, Floating Rate Note, 8/25/46 (144A)                           109,867
    280,052                 Sequoia Mortgage Trust, 3.5%, 11/25/46                                                      281,780
    132,468       3.50      Sequoia Mortgage Trust, Floating Rate Note, 9/25/42                                         133,849
     57,309       3.02      Velocity Commercial Capital Loan Trust 2015-1, Floating Rate Note, 6/25/45 (144A)            57,566
     47,157                 VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                                                 47,161
    150,000                 Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 3.477%, 8/15/50                     155,631
    200,000                 Wells Fargo Commercial Mortgage Trust 2015-NXS3, 3.617%, 9/17/57                            205,999
     68,495                 WFRBS Commercial Mortgage Trust 2011-C3, 3.998%, 3/15/44 (144A)                              70,555
    100,000       4.35      WFRBS Commercial Mortgage Trust 2013-C12, Floating Rate Note, 3/15/48 (144A)                 92,046
    150,000                 WFRBS Commercial Mortgage Trust 2013-C16, 4.136%, 9/17/46                                   160,748
    183,745       3.50      WinWater Mortgage Loan Trust 2014-1, Floating Rate Note, 6/20/44 (144A)                     185,109
    231,265       3.91      WinWater Mortgage Loan Trust 2015-2, Floating Rate Note, 2/20/45 (144A)                     223,771
    107,556       3.50      WinWater Mortgage Loan Trust 2015-3 REMICS, Floating Rate Note, 3/20/45 (144A)              107,225
    263,865       3.50      WinWater Mortgage Loan Trust 2015-4, Floating Rate Note, 6/20/45 (144A)                     266,351
    183,453       3.50      WinWater Mortgage Loan Trust 2015-5, Floating Rate Note, 8/20/45 (144A)                     183,267
    127,030       3.80      WinWater Mortgage Loan Trust 2015-5, Floating Rate Note, 8/20/45 (144A)                     128,642
    146,809       3.80      WinWater Mortgage Loan Trust 2015-5, Floating Rate Note, 8/20/45 (144A)                     140,425
    108,774       3.50      WinWater Mortgage Loan Trust 2016-1, Floating Rate Note, 1/22/46 (144A)                     107,802
                                                                                                                   ------------
                                                                                                                   $ 20,484,657
                                                                                                                   ------------
                            Total Banks                                                                            $ 20,484,657
                                                                                                                   ------------
                            Diversified Financials - 0.2%
                            Other Diversified Financial Services - 0.1%
    167,101       3.47      Sequoia Mortgage Trust 2012-1, Floating Rate Note, 1/25/42                             $    170,405
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Specialized Finance - 0.1%
    100,000       2.54      BAMLL Commercial Mortgage Securities Trust 2015-ASHF REMICS, Floating
                            Rate Note, 1/15/28 (144A)                                                              $     99,778
                                                                                                                   ------------
                            Total Diversified Financials                                                           $    270,183
                                                                                                                   ------------
                            Government - 0.7%
     60,194                 Federal Home Loan Mortgage Corp. REMICS, 4.0%, 6/15/22                                 $     60,963
     10,109                 Federal National Mortgage Association REMICS, 4.5%, 6/25/29                                  10,746
    213,164                 Freddie Mac Whole Loan Securities Trust 2015-SC01, 3.5%, 5/25/45                            213,792
    125,000       4.77      FREMF Mortgage Trust 2011-K702, Floating Rate Note, 4/25/44 (144A)                          128,692
     50,000       4.88      FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)                           51,748
    179,248       4.62      FREMF Mortgage Trust 2014-KF05 REMICS, Floating Rate Note, 9/25/21 (144A)                   179,360
     71,906       5.59      FREMF Mortgage Trust 2014-KS02 REMICS, Floating Rate Note, 8/25/23 (144A)                    71,664
    200,000       3.82      FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                            205,147
     26,633                 Government National Mortgage Association, 3.0%, 4/20/41                                      27,268
     27,160                 Government National Mortgage Association, 5.25%, 8/16/35                                     29,560
                                                                                                                   ------------
                                                                                                                   $    978,940
                                                                                                                   ------------
                            Total Government                                                                       $    978,940
                                                                                                                   ------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $22,272,099)                                                                     $ 21,948,973
                                                                                                                   ------------
                            CORPORATE BONDS - 29.3%
                            Energy - 4.2%
                            Oil & Gas Drilling - 0.3%
    197,000                 Ensco Plc, 4.5%, 10/1/24                                                               $    168,928
    150,000                 Rowan Companies, Inc., 4.75%, 1/15/24                                                       135,375
    128,000                 Rowan Companies, Inc., 5.85%, 1/15/44                                                        99,200
                                                                                                                   ------------
                                                                                                                   $    403,503
                                                                                                                   ------------
                            Integrated Oil & Gas - 0.5%
     75,000                 BP Capital Markets Plc, 3.062%, 3/17/22                                                $     75,863
    225,000                 Chevron Corp., 2.193%, 11/15/19                                                             227,244
    165,000                 Petroleos Mexicanos, 3.5%, 1/30/23                                                          151,470
    115,000                 Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                                                   118,622
    200,000                 Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                         198,674
                                                                                                                   ------------
                                                                                                                   $    771,873
                                                                                                                   ------------
                            Oil & Gas Exploration & Production - 0.5%
    184,000                 Canadian Natural Resources, Ltd., 6.25%, 3/15/38                                       $    209,330
     80,000                 Canadian Natural Resources, Ltd., 6.75%, 2/1/39                                              93,350
    200,000                 CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                                204,619
    100,000                 Newfield Exploration Co., 5.625%, 7/1/24                                                    104,250
    100,000                 WPX Energy, Inc., 7.5%, 8/1/20                                                              107,500
                                                                                                                   ------------
                                                                                                                   $    719,049
                                                                                                                   ------------
                            Oil & Gas Refining & Marketing - 0.3%
    179,000                 EnLink Midstream Partners LP, 4.4%, 4/1/24                                             $    177,852
     50,000                 EnLink Midstream Partners LP, 4.85%, 7/15/26                                                 50,437
     75,000                 Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                                                90,670
    125,000                 Valero Energy Corp., 6.625%, 6/15/37                                                        146,296
                                                                                                                   ------------
                                                                                                                   $    465,255
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Oil & Gas Storage & Transportation - 2.6%
    380,000                 Boardwalk Pipelines LP, 4.95%, 12/15/24                                                $    390,172
    105,000                 Boardwalk Pipelines LP, 5.95%, 6/1/26                                                       114,055
    100,000                 DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                                    112,000
    140,000       5.85      DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                                       119,000
    290,000                 Enbridge Energy Partners LP, 7.375%, 10/15/45                                               359,700
     95,000                 Energy Transfer Equity LP, 5.875%, 1/15/24                                                   98,088
    175,000                 Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                                             178,718
    453,000                 Kinder Morgan, Inc., Delaware, 5.05%, 2/15/46                                               448,427
    110,000                 Kinder Morgan, Inc., Delaware, 5.55%, 6/1/45                                                115,695
    110,000                 MPLX LP, 4.875%, 12/1/24                                                                    113,266
     50,000                 MPLX LP, 4.875%, 6/1/25                                                                      51,407
    110,000                 MPLX LP, 5.5%, 2/15/23                                                                      114,439
    250,000                 Plains All American Pipeline LP, 4.65%, 10/15/25                                            258,283
    150,000                 Plains All American Pipeline LP, 4.7%, 6/15/44                                              133,655
    180,000                 Sabine Pass Liquefaction LLC, 5.0%, 3/15/27 (144A)                                          181,575
    200,000                 Spectra Energy Capital LLC, 6.2%, 4/15/18                                                   209,084
     50,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18                                                   52,754
     25,000                 Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                       25,841
     69,000                 The Williams Companies, Inc., 7.75%, 6/15/31                                                 78,660
    215,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                                                215,338
    305,000                 Williams Partners LP, 5.1%, 9/15/45                                                         289,887
                                                                                                                   ------------
                                                                                                                   $  3,660,044
                                                                                                                   ------------
                            Total Energy                                                                           $  6,019,724
                                                                                                                   ------------
                            Materials - 0.8%
                            Fertilizers & Agricultural Chemicals - 0.3%
    450,000                 Agrium, Inc., 5.25%, 1/15/45                                                           $    468,620
                                                                                                                   ------------
                            Construction Materials - 0.2%
    200,000                 CRH America, Inc., 3.875%, 5/18/25 (144A)                                              $    203,648
                                                                                                                   ------------
                            Metal & Glass Containers - 0.1%
    175,000                 Ball Corp., 5.25%, 7/1/25                                                              $    182,875
                                                                                                                   ------------
                            Paper Packaging - 0.1%
    120,000                 International Paper Co., 6.0%, 11/15/41                                                $    134,761
                                                                                                                   ------------
                            Diversified Metals & Mining - 0.1%
     40,000                 Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                        $     39,300
     45,000                 Freeport-McMoRan, Inc., 3.875%, 3/15/23                                                      41,288
    100,000                 Freeport-McMoRan, Inc., 4.55%, 11/14/24                                                      93,750
                                                                                                                   ------------
                                                                                                                   $    174,338
                                                                                                                   ------------
                            Total Materials                                                                        $  1,164,242
                                                                                                                   ------------
                            Capital Goods - 1.8%
                            Aerospace & Defense - 0.8%
    314,000                 L3 Technologies, Inc., 3.95%, 5/28/24                                                  $    319,356
    220,000                 Lockheed Martin Corp., 3.1%, 1/15/23                                                        222,405
    295,000                 Spirit AeroSystems, Inc., 3.85%, 6/15/26                                                    291,035
    355,000                 United Technologies Corp., 1.778%, 5/4/18 (Step)                                            355,077
                                                                                                                   ------------
                                                                                                                   $  1,187,873
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Building Products - 0.7%
    270,000                 Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                    $    271,735
    265,000                 Masco Corp., 4.375%, 4/1/26                                                                 267,650
     25,000                 Masco Corp., 5.95%, 3/15/22                                                                  27,625
    210,000                 Owens Corning, 3.4%, 8/15/26                                                                199,486
    175,000                 Owens Corning, 4.2%, 12/1/24                                                                179,266
                                                                                                                   ------------
                                                                                                                   $    945,762
                                                                                                                   ------------
                            Construction & Engineering - 0.0%+
     40,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                          $     40,000
                                                                                                                   ------------
                            Industrial Conglomerates - 0.3%
    250,000                 General Electric Co., 5.3%, 2/11/21                                                    $    277,264
     73,000                 Tyco Electronics Group SA, 6.55%, 10/1/17                                                    75,719
                                                                                                                   $    352,983
                                                                                                                   ------------
                            Total Capital Goods                                                                    $  2,526,618
                                                                                                                   ------------
                            Commercial Services & Supplies - 0.2%
                            Environmental & Facilities Services - 0.0%+
     75,000                 Republic Services, Inc., 2.9%, 7/1/26                                                  $     71,899
                                                                                                                   ------------
                            Research & Consulting Services - 0.2%
    222,000                 Verisk Analytics, Inc., 5.5%, 6/15/45                                                  $    236,084
                                                                                                                   ------------
                            Total Commercial Services & Supplies                                                   $    307,983
                                                                                                                   ------------
                            Transportation - 1.0%
                            Railroads - 0.7%
    400,000                 Burlington Northern Santa Fe LLC, 4.15%, 4/1/45                                        $    405,642
    250,000                 TTX Co., 3.6%, 1/15/25 (144A)                                                               249,559
    375,000                 Union Pacific Corp., 3.375%, 2/1/35                                                         354,654
                                                                                                                   ------------
                                                                                                                   $  1,009,855
                                                                                                                   ------------
                            Highways & Railtracks - 0.3%
    200,000                 ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                             $    191,904
    175,000                 ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                                  166,877
                                                                                                                   $    358,781
                                                                                                                   ------------
                            Total Transportation                                                                   $  1,368,636
                                                                                                                   ------------
                            Automobiles & Components - 0.5%
                            Automobile Manufacturers - 0.5%
    225,000                 Ford Motor Credit Co., LLC, 2.24%, 6/15/18                                             $    225,305
    200,000                 Ford Motor Credit Co., LLC, 3.219%, 1/9/22                                                  197,759
    350,000                 Toyota Motor Credit Corp., 2.125%, 7/18/19                                                  351,519
                                                                                                                   ------------
                                                                                                                   $    774,583
                                                                                                                   ------------
                            Total Automobiles & Components                                                         $    774,583
                                                                                                                   ------------
                            Consumer Durables & Apparel - 0.1%
                            Homebuilding - 0.1%
    145,000                 Lennar Corp., 4.75%, 4/1/21                                                            $    149,712
                                                                                                                   ------------
                            Total Consumer Durables & Apparel                                                      $    149,712
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Consumer Services - 0.1%
                            Education Services - 0.1%
     50,000                 President & Fellows of Harvard College, 2.3%, 10/1/23                                  $     48,657
    100,000                 Tufts University, 5.017%, 4/15/12                                                           104,386
                                                                                                                   ------------
                                                                                                                   $    153,043
                                                                                                                   ------------
                            Total Consumer Services                                                                $    153,043
                                                                                                                   ------------
                            Media - 0.8%
                            Cable & Satellite - 0.6%
    240,000                 Charter Communications Operating LLC, 6.384%, 10/23/35                                 $    274,040
    375,000                 Comcast Corp., 5.65%, 6/15/35                                                               448,180
     70,000                 Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                                68,425
    100,000                 Sky Plc, 6.1%, 2/15/18 (144A)                                                               104,338
     25,000                 Time Warner Cable LLC, 6.55%, 5/1/37                                                         28,301
     20,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                      20,525
                                                                                                                   ------------
                                                                                                                   $    943,809
                                                                                                                   ------------
                            Movies & Entertainment - 0.2%
    225,000                 Time Warner, Inc., 4.7%, 1/15/21                                                       $    240,497
                                                                                                                   ------------
                            Total Media                                                                            $  1,184,306
                                                                                                                   ------------
                            Retailing - 0.7%
                            Internet Retail - 0.5%
    175,000                 Expedia, Inc., 4.5%, 8/15/24                                                           $    177,840
    125,000                 Expedia, Inc., 5.0%, 2/15/26                                                                128,863
     50,000                 The Priceline Group, Inc., 3.6%, 6/1/26                                                      49,450
    300,000                 The Priceline Group, Inc., 3.65%, 3/15/25                                                   299,166
                                                                                                                   ------------
                                                                                                                   $    655,319
                                                                                                                   ------------
                            Home Improvement Retail - 0.1%
    210,000                 The Home Depot, Inc., 2.625%, 6/1/22                                                   $    211,012
                                                                                                                   ------------
                            Automotive Retail - 0.1%
    110,000                 AutoZone, Inc., 2.5%, 4/15/21                                                          $    108,764
                                                                                                                   ------------
                            Total Retailing                                                                        $    975,095
                                                                                                                   ------------
                            Food & Staples Retailing - 0.4%
                            Drug Retail - 0.2%
     36,427                 CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                         $     39,079
     92,341                 CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                              103,392
     52,417                 CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                               59,877
                                                                                                                   ------------
                                                                                                                   $    202,348
                                                                                                                   ------------
                            Food Retail - 0.2%
     55,000                 The Kroger Co., 1.5%, 9/30/19                                                          $     54,164
    225,000                 The Kroger Co., 2.95%, 11/1/21                                                              226,397
     25,000                 The Kroger Co., 3.4%, 4/15/22                                                                25,484
                                                                                                                   ------------
                                                                                                                   $    306,045
                                                                                                                   ------------
                            Total Food & Staples Retailing                                                         $    508,393
                                                                                                                   ------------
                            Food, Beverage & Tobacco - 0.9%
                            Brewers - 0.1%
    100,000       2.14      Anheuser-Busch InBev Finance, Inc., Floating Rate Note, 2/1/21                         $    101,759
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Distillers & Vintners - 0.2%
     60,000                 Constellation Brands, Inc., 3.7%, 12/6/26                                              $     58,622
    250,000                 Pernod Ricard SA, 3.25%, 6/8/26 (144A)                                                      239,882
                                                                                                                   ------------
                                                                                                                   $    298,504
                                                                                                                   ------------
                            Packaged Foods & Meats - 0.4%
    250,000                 Grupo Bimbo SAB de CV, 3.875%, 6/27/24 (144A)                                          $    248,714
    350,000                 Kraft Heinz Foods Co., 3.5%, 6/6/22                                                         355,940
                                                                                                                   ------------
                                                                                                                   $    604,654
                                                                                                                   ------------
                            Tobacco - 0.2%
    270,000                 Reynolds American, Inc., 4.45%, 6/12/25                                                $    285,069
                                                                                                                   ------------
                            Total Food, Beverage & Tobacco                                                         $  1,289,986
                                                                                                                   ------------
                            Health Care Equipment & Services - 0.1%
                            Health Care Equipment - 0.1%
    151,000                 Becton Dickinson and Co., 3.734%, 12/15/24                                             $    154,416
                                                                                                                   ------------
                            Health Care Facilities - 0.0%+
     50,000                 HCA, Inc., 5.25%, 6/15/26                                                              $     51,688
                                                                                                                   ------------
                            Total Health Care Equipment & Services                                                 $    206,104
                                                                                                                   ------------
                            Pharmaceuticals, Biotechnology & Life Sciences - 2.1%
                            Biotechnology - 1.1%
     25,000                 AbbVie, Inc., 2.85%, 5/14/23                                                           $     24,252
    325,000                 AbbVie, Inc., 3.6%, 5/14/25                                                                 321,909
    280,000                 Amgen, Inc., 4.4%, 5/1/45                                                                   268,393
    125,000                 Amgen, Inc., 5.375%, 5/15/43                                                                136,550
    450,000                 Baxalta, Inc., 3.6%, 6/23/22                                                                453,444
    200,000                 Biogen, Inc., 3.625%, 9/15/22                                                               205,293
    125,000                 Biogen, Inc., 4.05%, 9/15/25                                                                128,696
                                                                                                                   ------------
                                                                                                                   $  1,538,537
                                                                                                                   ------------
                            Pharmaceuticals - 0.8%
     75,000                 Johnson & Johnson, 4.375%, 12/5/33                                                     $     82,460
    375,000                 Mylan NV, 3.95%, 6/15/26 (144A)                                                             350,943
    200,000                 Perrigo Finance Unlimited Co., 3.5%, 3/15/21                                                202,086
    200,000                 Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                               195,784
    375,000                 Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23                               354,972
                                                                                                                   ------------
                                                                                                                   $  1,186,245
                                                                                                                   ------------
                            Life Sciences Tools & Services - 0.2%
     23,000                 Agilent Technologies, Inc., 6.5%, 11/1/17                                              $     23,861
    300,000                 Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                               294,860
                                                                                                                   ------------
                                                                                                                   $    318,721
                                                                                                                   ------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                                   $  3,043,503
                                                                                                                   ------------
                            Banks - 4.1%
                            Diversified Banks - 3.9%
    200,000                 Australia & New Zealand Banking Group, Ltd., 4.5%, 3/19/24 (144A)                      $    204,791
    200,000                 Bank of America Corp., 4.2%, 8/26/24                                                        203,741
    220,000                 Barclays Bank Plc, 6.05%, 12/4/17 (144A)                                                    227,279
    250,000                 Barclays Plc, 4.375%, 1/12/26                                                               253,206

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Diversified Banks - (continued)
    150,000                 BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                         $    151,125
    150,000                 BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                                                161,550
    250,000       7.62      BNP Paribas SA, Floating Rate Note (Perpetual) (144A)                                       263,775
    200,000                 BPCE SA, 4.875%, 4/1/26 (144A)                                                              199,856
    260,000       1.73      BPCE SA, Floating Rate Note, 2/10/17                                                        260,218
     55,000       5.95      Citigroup, Inc., Floating Rate Note (Perpetual)                                              55,756
    265,000       6.25      Citigroup, Inc., Floating Rate Note (Perpetual)                                             272,685
    125,000       5.90      Citigroup, Inc., Floating Rate Note (Perpetual)                                             126,406
     90,000                 Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                     95,023
    475,000       8.12      Credit Agricole SA, Floating Rate Note (Perpetual) (144A)                                   499,918
    200,000       7.88      Credit Agricole SA, Floating Rate Note (Perpetual) (144A)                                   202,018
    250,000                 Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                   252,217
    150,000                 HSBC Bank Plc, 7.65%, 5/1/25                                                                183,157
    200,000       6.88      HSBC Holdings Plc, Floating Rate Note (Perpetual)                                           211,000
    200,000       6.50      ING Groep NV, Floating Rate Note, 12/29/49                                                  192,875
    200,000       7.70      Intesa Sanpaolo S.p.A., Floating Rate Note (Perpetual) (144A)                               187,750
    200,000                 Nordea Bank AB, 4.25%, 9/21/22 (144A)                                                       208,339
    225,000       6.12      Nordea Bank AB, Floating Rate Note (Perpetual) (144A)                                       217,732
    200,000       7.50      Royal Bank of Scotland Group Plc, Floating Rate Note (Perpetual)                            189,500
    235,000       8.62      Royal Bank of Scotland Group Plc, Floating Rate Note (Perpetual)                            239,700
    160,000       4.50      Scotiabank Peru SAA, Floating Rate Note, 12/13/27 (144A)                                    159,616
    200,000                 Standard Chartered Plc, 3.95%, 1/11/23 (144A)                                               195,446
    210,000                 Wells Fargo Bank NA, 6.0%, 11/15/17                                                         217,936
                                                                                                                   ------------
                                                                                                                   $  5,632,615
                                                                                                                   ------------
                            Regional Banks - 0.2%
    300,000                 KeyCorp, 5.1%, 3/24/21                                                                 $    328,060
                                                                                                                   ------------
                            Total Banks                                                                            $  5,960,675
                                                                                                                   ------------
                            Diversified Financials - 2.8%
                            Other Diversified Financial Services - 0.4%
    300,000                 Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                                $    296,832
    235,000       6.75      JPMorgan Chase & Co., Floating Rate Note (Perpetual)                                        253,212
                                                                                                                   ------------
                                                                                                                   $    550,044
                                                                                                                   ------------
                            Specialized Finance - 0.3%
    450,000                 USAA Capital Corp., 2.45%, 8/1/20 (144A)                                               $    451,377
                                                                                                                   ------------
                            Consumer Finance - 0.8%
     25,000                 Ally Financial, Inc., 4.625%, 3/30/25                                                  $     24,625
    200,000                 Ally Financial, Inc., 5.125%, 9/30/24                                                       203,500
    190,000                 American Honda Finance Corp., 1.2%, 7/14/17                                                 190,170
    250,000                 Capital One Financial Corp., 3.75%, 4/24/24                                                 253,255
    350,000                 General Motors Financial Co., Inc., 4.0%, 1/15/25                                           341,474
    175,000                 Hyundai Capital America, 2.0%, 3/19/18 (144A)                                               174,968
                                                                                                                   ------------
                                                                                                                   $  1,187,992
                                                                                                                   ------------
                            Asset Management & Custody Banks - 0.8%
    275,000                 Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)                            $    314,645
    250,000                 KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)                                          250,934

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Asset Management & Custody Banks - (continued)
    125,000                 Legg Mason, Inc., 3.95%, 7/15/24                                                       $    125,449
    100,000                 Legg Mason, Inc., 4.75%, 3/15/26                                                            103,506
    295,000       1.94      The Bank of New York Mellon Corp., Floating Rate Note, 10/30/23                             299,566
                                                                                                                   ------------
                                                                                                                   $  1,094,100
                                                                                                                   ------------
                            Investment Banking & Brokerage - 0.2%
    175,000                 Morgan Stanley, 4.1%, 5/22/23                                                          $    179,641
    115,000       5.55      Morgan Stanley, Floating Rate Note, 12/31/49 (Perpetual)                                    116,294
                                                                                                                   ------------
                                                                                                                   $    295,935
                                                                                                                   ------------
                            Diversified Capital Markets - 0.3%
    200,000       2.49      ICBCIL Finance Co., Ltd., Floating Rate Note, 11/13/18 (144A)                          $    200,436
    190,000                 Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                                 205,849
                                                                                                                   ------------
                                                                                                                   $    406,285
                                                                                                                   ------------
                            Total Diversified Financials                                                           $  3,985,733
                                                                                                                   ------------
                            Insurance - 2.0%
                            Insurance Brokers - 0.2%
    275,000                 Brown & Brown, Inc., 4.2%, 9/15/24                                                     $    277,031
                                                                                                                   ------------
                            Life & Health Insurance - 0.8%
    200,000                 Aflac, Inc., 3.625%, 11/15/24                                                          $    205,840
     75,000                 Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                                       74,057
    145,000                 Protective Life Corp., 7.375%, 10/15/19                                                     164,231
    275,000       5.88      Prudential Financial, Inc., Floating Rate Note, 9/15/42                                     288,406
    271,000                 Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                 351,683
                                                                                                                   ------------
                                                                                                                   $  1,084,217
                                                                                                                   ------------
                            Multi-line Insurance - 0.3%
    175,000                 AIG, 3.875%, 1/15/35                                                                   $    164,383
     90,000                 AXA SA, 8.6%, 12/15/30                                                                      123,750
    125,000                 Liberty Mutual Insurance Co., 7.697%, 10/15/97 (Perpetual) (144A)                           153,429
                                                                                                                   ------------
                                                                                                                   $    441,562
                                                                                                                   ------------
                            Property & Casualty Insurance - 0.7%
    250,000                 CNA Financial Corp., 4.5%, 3/1/26                                                      $    261,435
     75,000                 Delphi Financial Group, Inc., 7.875%, 1/31/20                                                84,259
    302,000       6.50      The Allstate Corp., Floating Rate Note, 5/15/57                                             342,770
    280,000                 The Hanover Insurance Group, Inc., 4.5%, 4/15/26                                            281,361
                                                                                                                   ------------
                                                                                                                   $    969,825
                                                                                                                   ------------
                            Reinsurance - 0.0%+
     50,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)(e)                                   $        290
     50,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d)(e)                                         52,580
                                                                                                                   ------------
                                                                                                                   $     52,870
                                                                                                                   ------------
                            Total Insurance                                                                        $  2,825,505
                                                                                                                   ------------
                            Real Estate - 1.4%
                            Diversified REIT - 0.6%
     35,000                 DCT Industrial Operating Partnership LP, 4.5%, 10/15/23                                $     35,526
    100,000                 Duke Realty LP, 3.625%, 4/15/23                                                             101,578

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Diversified REIT - (continued)
    215,000                 Duke Realty LP, 3.75%, 12/1/24                                                         $    217,807
    360,000                 Essex Portfolio LP, 3.5%, 4/1/25                                                            354,565
    145,000                 Ventas Realty LP, 3.125%, 6/15/23                                                           142,341
                                                                                                                   ------------
                                                                                                                   $    851,817
                                                                                                                   ------------
                            Office REIT - 0.3%
     75,000                 Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                  $     74,827
     25,000                 Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                        24,889
    200,000                 Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                         211,586
     50,000                 Highwoods Realty LP, 3.2%, 6/15/21                                                           50,185
    115,000                 Highwoods Realty LP, 3.625%, 1/15/23                                                        113,718
                                                                                                                   ------------
                                                                                                                   $    475,205
                                                                                                                   ------------
                            Health Care REIT - 0.2%
    135,000                 Healthcare Realty Trust, Inc., 3.875%, 5/1/25                                          $    133,116
     25,000                 Healthcare Realty Trust, Inc., 5.75%, 1/15/21                                                27,476
    205,000                 Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                       195,904
                                                                                                                   ------------
                                                                                                                   $    356,496
                                                                                                                   ------------
                            Residential REIT - 0.3%
    350,000                 UDR, Inc., 4.0%, 10/1/25                                                               $    358,258
                                                                                                                   ------------
                            Total Real Estate                                                                      $  2,041,776
                                                                                                                   ------------
                            Software & Services - 0.7%
                            Data Processing & Outsourced Services - 0.2%
    125,000                 Cardtronics, Inc., 5.125%, 8/1/22                                                      $    125,938
    125,000                 Visa, Inc., 2.2%, 12/14/20                                                                  125,389
                                                                                                                   ------------
                                                                                                                   $    251,327
                                                                                                                   ------------
                            Application Software - 0.2%
    340,000                 Adobe Systems, Inc., 3.25%, 2/1/25                                                     $    340,165
                                                                                                                   ------------
                            Systems Software - 0.3%
    150,000                 Microsoft Corp., 2.0%, 8/8/23                                                          $    143,370
    330,000                 Oracle Corp., 2.5%, 5/15/22                                                                 327,708
                                                                                                                   ------------
                                                                                                                   $    471,078
                                                                                                                   ------------
                            Total Software & Services                                                              $  1,062,570
                                                                                                                   ------------
                            Technology Hardware & Equipment - 0.6%
                            Communications Equipment - 0.1%
    105,000                 Brocade Communications Systems, Inc., 4.625%, 1/15/23                                  $    103,950
                                                                                                                   ------------
                            Computer Hardware Storage & Peripherals - 0.1%
    150,000                 NCR Corp., 6.375%, 12/15/23                                                            $    161,250
                                                                                                                   ------------
                            Electronic Components - 0.2%
    300,000                 Amphenol Corp., 3.125%, 9/15/21                                                        $    304,642
                                                                                                                   ------------
                            Electronic Manufacturing Services - 0.2%
    260,000                 Flex, Ltd., 4.75%, 6/15/25                                                             $    275,085
                                                                                                                   ------------
                            Total Technology Hardware & Equipment                                                  $    844,927
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Semiconductors & Semiconductor Equipment - 0.3%
                            Semiconductors - 0.3%
    250,000                 Intel Corp., 4.8%, 10/1/41                                                             $    275,207
     70,000                 Intel Corp., 4.9%, 7/29/45                                                                   78,308
                                                                                                                   ------------
                                                                                                                   $    353,515
                                                                                                                   ------------
                            Total Semiconductors & Semiconductor Equipment                                         $    353,515
                                                                                                                   ------------
                            Telecommunication Services - 1.2%
                            Integrated Telecommunication Services - 0.9%
     75,000                 AT&T, Inc., 3.8%, 3/15/22                                                              $     76,885
    417,000                 AT&T, Inc., 3.95%, 1/15/25                                                                  417,722
    100,000                 AT&T, Inc., 4.75%, 5/15/46                                                                   94,742
     60,000                 Frontier Communications Corp., 10.5%, 9/15/22                                                63,078
    100,000                 Frontier Communications Corp., 7.125%, 1/15/23                                               90,500
    100,000                 GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)                                        97,454
    165,000                 Verizon Communications, Inc., 5.15%, 9/15/23                                                182,448
    276,000                 Verizon Communications, Inc., 6.55%, 9/15/43                                                344,718
                                                                                                                   ------------
                                                                                                                   $  1,367,547
                                                                                                                   ------------
                            Wireless Telecommunication Services - 0.3%
    155,000                 Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                                        $    165,055
    100,000                 SBA Tower Trust, 2.877%, 7/15/21 (144A)                                                      99,148
    100,000                 T-Mobile USA, Inc., 6.0%, 4/15/24                                                           105,375
                                                                                                                   ------------
                                                                                                                   $    369,578
                                                                                                                   ------------
                            Total Telecommunication Services                                                       $  1,737,125
                                                                                                                   ------------
                            Utilities - 2.5%
                            Electric Utilities - 1.7%
     30,000                 Commonwealth Edison Co., 6.15%, 9/15/17                                                $     30,986
    100,000                 Electricite de France SA, 6.0%, 1/22/14 (144A)                                               97,021
    200,000       5.25      Electricite de France SA, Floating Rate Note (Perpetual) (144A)                             188,000
    125,000                 Exelon Corp., 2.85%, 6/15/20                                                                126,334
      3,432                 FPL Energy National Wind Portfolio LLC, 6.125%, 3/25/19 (144A)                                3,432
    135,000                 Iberdrola International BV, 6.75%, 7/15/36                                                  165,115
    200,000                 Indiana Michigan Power Co., 4.55%, 3/15/46                                                  207,434
    200,000                 Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                                          215,978
    188,000                 NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                                         189,431
     15,803                 OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                               15,566
    300,000                 PPL Capital Funding, Inc., 3.1%, 5/15/26                                                    287,003
    100,000                 Public Service Co. of New Mexico, 7.95%, 5/15/18                                            107,955
     58,928                 Southern California Edison Co., 1.845%, 2/1/22                                               57,969
    200,000       6.25      Southern California Edison Co., Floating Rate Note (Perpetual)                              221,750
    175,000                 Southwestern Electric Power Co., 3.9%, 4/1/45                                               163,003
    155,000                 Talen Energy Supply LLC, 6.5%, 6/1/25                                                       119,738
    225,000                 West Penn Power Co., 5.95%, 12/15/17 (144A)                                                 233,659
                                                                                                                   ------------
                                                                                                                   $  2,430,374
                                                                                                                   ------------
                            Gas Utilities - 0.2%
     75,000                 AmeriGas Partners LP, 5.5%, 5/20/25                                                    $     75,750
    219,932                 Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                      252,922
                                                                                                                   ------------
                                                                                                                   $    328,672
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Multi-Utilities - 0.4%
    300,000                 Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                             $    314,719
    215,000                 New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)                                 223,352
     78,572                 San Diego Gas & Electric Co., 1.914%, 2/1/22                                                 77,606
                                                                                                                   ------------
                                                                                                                   $    615,677
                                                                                                                   ------------
                            Independent Power Producers & Energy Traders - 0.2%
     70,920                 Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                           $     77,379
     73,620                 Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                             77,136
    120,000                 NRG Energy, Inc., 6.625%, 3/15/23                                                           120,300
                                                                                                                   ------------
                                                                                                                   $    274,815
                                                                                                                   ------------
                            Total Utilities                                                                        $  3,649,538
                                                                                                                   ------------
                            TOTAL CORPORATE BONDS
                            (Cost $41,594,865)                                                                     $ 42,133,292
                                                                                                                   ------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 55.7%
     83,252                 Fannie Mae, 2.5%, 2/1/43                                                               $     79,630
     33,713                 Fannie Mae, 2.5%, 7/1/30                                                                     33,815
     34,487                 Fannie Mae, 2.5%, 7/1/30                                                                     34,581
     60,592                 Fannie Mae, 2.5%, 7/1/30                                                                     60,774
    560,000                 Fannie Mae, 3.0%, 1/18/17 (TBA)                                                             556,312
    275,000                 Fannie Mae, 3.0%, 1/23/17 (TBA)                                                             282,197
     96,905                 Fannie Mae, 3.0%, 10/1/30                                                                    99,605
    286,428                 Fannie Mae, 3.0%, 10/1/46                                                                   284,857
    219,444                 Fannie Mae, 3.0%, 11/1/42                                                                   219,381
    284,060                 Fannie Mae, 3.0%, 11/1/46                                                                   282,502
     33,121                 Fannie Mae, 3.0%, 12/1/42                                                                    33,112
    100,638                 Fannie Mae, 3.0%, 12/1/42                                                                   100,609
     73,221                 Fannie Mae, 3.0%, 2/1/43                                                                     73,200
     31,887                 Fannie Mae, 3.0%, 3/1/29                                                                     32,764
     45,933                 Fannie Mae, 3.0%, 3/1/45                                                                     45,705
    108,648                 Fannie Mae, 3.0%, 4/1/43                                                                    108,617
     44,879                 Fannie Mae, 3.0%, 4/1/45                                                                     44,656
    250,407                 Fannie Mae, 3.0%, 5/1/30                                                                    257,188
    237,715                 Fannie Mae, 3.0%, 5/1/31                                                                    244,661
     18,155                 Fannie Mae, 3.0%, 5/1/43                                                                     18,150
     18,542                 Fannie Mae, 3.0%, 5/1/43                                                                     18,537
    311,056                 Fannie Mae, 3.0%, 5/1/43                                                                    310,967
     24,426                 Fannie Mae, 3.0%, 5/1/46                                                                     24,336
     97,228                 Fannie Mae, 3.0%, 5/1/46                                                                     97,049
    223,909                 Fannie Mae, 3.0%, 6/1/45                                                                    223,192
     61,164                 Fannie Mae, 3.0%, 7/1/30                                                                     62,821
     51,491                 Fannie Mae, 3.0%, 8/1/42                                                                     51,476
    409,303                 Fannie Mae, 3.0%, 8/1/42                                                                    409,186
     49,026                 Fannie Mae, 3.0%, 8/1/43                                                                     49,012
    117,630                 Fannie Mae, 3.0%, 9/1/42                                                                    117,597
     38,627                 Fannie Mae, 3.0%, 9/1/43                                                                     38,616
    152,912                 Fannie Mae, 3.0%, 9/1/46                                                                    152,074

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
    196,681                 Fannie Mae, 3.5%, 1/1/46                                                               $    201,741
    243,553                 Fannie Mae, 3.5%, 1/1/46                                                                    249,819
 11,050,000                 Fannie Mae, 3.5%, 1/18/17 (TBA)                                                          11,325,387
     14,110                 Fannie Mae, 3.5%, 10/1/41                                                                    14,554
     49,452                 Fannie Mae, 3.5%, 10/1/45                                                                    50,780
     24,902                 Fannie Mae, 3.5%, 10/1/46                                                                    25,578
     34,899                 Fannie Mae, 3.5%, 10/1/46                                                                    35,814
     35,633                 Fannie Mae, 3.5%, 11/1/40                                                                    36,745
    369,315                 Fannie Mae, 3.5%, 11/1/45                                                                   381,125
     80,278                 Fannie Mae, 3.5%, 12/1/45                                                                    82,345
    219,041                 Fannie Mae, 3.5%, 12/1/45                                                                   224,685
    235,579                 Fannie Mae, 3.5%, 12/1/45                                                                   241,631
     20,695                 Fannie Mae, 3.5%, 2/1/46                                                                     21,228
     85,345                 Fannie Mae, 3.5%, 2/1/46                                                                     87,535
    173,014                 Fannie Mae, 3.5%, 2/1/46                                                                    177,465
     69,486                 Fannie Mae, 3.5%, 3/1/46                                                                     71,282
    150,460                 Fannie Mae, 3.5%, 4/1/45                                                                    154,325
    140,615                 Fannie Mae, 3.5%, 4/1/46                                                                    144,227
    289,907                 Fannie Mae, 3.5%, 5/1/44                                                                    298,552
     71,523                 Fannie Mae, 3.5%, 5/1/46                                                                     73,595
    177,085                 Fannie Mae, 3.5%, 6/1/42                                                                    182,658
     95,874                 Fannie Mae, 3.5%, 7/1/42                                                                     98,871
    293,839                 Fannie Mae, 3.5%, 7/1/45                                                                    301,393
    374,345                 Fannie Mae, 3.5%, 7/1/46                                                                    384,042
     66,447                 Fannie Mae, 3.5%, 8/1/42                                                                     68,521
     97,433                 Fannie Mae, 3.5%, 8/1/42                                                                    100,464
     63,449                 Fannie Mae, 3.5%, 8/1/45                                                                     65,075
     91,892                 Fannie Mae, 3.5%, 8/1/45                                                                     94,253
    270,548                 Fannie Mae, 3.5%, 8/1/45                                                                    279,297
    270,099                 Fannie Mae, 3.5%, 8/1/46                                                                    277,096
     27,406                 Fannie Mae, 3.5%, 9/1/26                                                                     28,635
    162,415                 Fannie Mae, 3.5%, 9/1/45                                                                    166,577
    183,852                 Fannie Mae, 3.5%, 9/1/45                                                                    188,598
    274,696                 Fannie Mae, 3.5%, 9/1/46                                                                    281,812
      6,460                 Fannie Mae, 4.0%, 1/1/42                                                                      6,801
    100,587                 Fannie Mae, 4.0%, 1/1/42                                                                    105,819
     86,030                 Fannie Mae, 4.0%, 1/1/46                                                                     90,517
  3,090,000                 Fannie Mae, 4.0%, 1/18/17 (TBA)                                                           3,248,544
    100,035                 Fannie Mae, 4.0%, 10/1/45                                                                   105,246
    167,588                 Fannie Mae, 4.0%, 10/1/45                                                                   176,314
    180,245                 Fannie Mae, 4.0%, 10/1/45                                                                   189,630
      9,398                 Fannie Mae, 4.0%, 11/1/41                                                                     9,882
     84,384                 Fannie Mae, 4.0%, 11/1/45                                                                    88,758
    106,947                 Fannie Mae, 4.0%, 11/1/45                                                                   112,511
    133,193                 Fannie Mae, 4.0%, 11/1/45                                                                   140,137
     35,952                 Fannie Mae, 4.0%, 12/1/40                                                                    38,223

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
     15,027                 Fannie Mae, 4.0%, 12/1/41                                                              $     15,868
    345,129                 Fannie Mae, 4.0%, 12/1/43                                                                   362,839
     85,865                 Fannie Mae, 4.0%, 2/1/42                                                                     90,604
    203,816                 Fannie Mae, 4.0%, 2/1/46                                                                    214,830
     32,752                 Fannie Mae, 4.0%, 3/1/42                                                                     34,615
     83,845                 Fannie Mae, 4.0%, 4/1/42                                                                     88,543
     47,632                 Fannie Mae, 4.0%, 4/1/46                                                                     50,123
    217,908                 Fannie Mae, 4.0%, 5/1/46                                                                    229,286
    211,699                 Fannie Mae, 4.0%, 6/1/46                                                                    222,767
    120,699                 Fannie Mae, 4.0%, 7/1/41                                                                    127,540
     26,217                 Fannie Mae, 4.0%, 7/1/42                                                                     27,756
     12,949                 Fannie Mae, 4.0%, 7/1/44                                                                     13,618
     44,719                 Fannie Mae, 4.0%, 7/1/44                                                                     47,018
    212,271                 Fannie Mae, 4.0%, 7/1/46                                                                    223,381
    647,392                 Fannie Mae, 4.0%, 8/1/42                                                                    683,798
    129,832                 Fannie Mae, 4.0%, 8/1/44                                                                    136,555
    211,088                 Fannie Mae, 4.0%, 8/1/44                                                                    222,014
    210,014                 Fannie Mae, 4.0%, 8/1/46                                                                    221,008
    216,118                 Fannie Mae, 4.0%, 8/1/46                                                                    227,430
    194,068                 Fannie Mae, 4.0%, 9/1/43                                                                    203,994
    204,133                 Fannie Mae, 4.0%, 9/1/43                                                                    214,635
  1,262,000                 Fannie Mae, 4.5%, 1/18/17 (TBA)                                                           1,357,389
     56,200                 Fannie Mae, 4.5%, 11/1/40                                                                    60,564
      9,729                 Fannie Mae, 4.5%, 12/1/40                                                                    10,521
     33,274                 Fannie Mae, 4.5%, 12/1/41                                                                    35,940
     49,515                 Fannie Mae, 4.5%, 2/1/44                                                                     53,256
      7,033                 Fannie Mae, 4.5%, 4/1/41                                                                      7,571
    313,261                 Fannie Mae, 4.5%, 5/1/41                                                                    337,673
    442,179                 Fannie Mae, 4.5%, 5/1/41                                                                    476,699
  1,004,408                 Fannie Mae, 4.5%, 6/1/44                                                                  1,084,653
    108,548                 Fannie Mae, 4.5%, 7/1/41                                                                    117,092
    338,506                 Fannie Mae, 4.5%, 8/1/40                                                                    364,903
    372,884                 Fannie Mae, 4.5%, 8/1/44                                                                    401,107
     45,387                 Fannie Mae, 5.0%, 10/1/20                                                                    47,242
     10,055                 Fannie Mae, 5.0%, 6/1/40                                                                     10,980
      7,562                 Fannie Mae, 5.0%, 7/1/19                                                                      7,741
      5,894                 Fannie Mae, 5.0%, 7/1/40                                                                      6,434
      9,043                 Fannie Mae, 5.5%, 12/1/34                                                                    10,152
      4,267                 Fannie Mae, 5.5%, 3/1/18                                                                      4,324
     13,488                 Fannie Mae, 5.5%, 9/1/33                                                                     15,014
      2,836                 Fannie Mae, 6.0%, 10/1/32                                                                     3,208
      3,001                 Fannie Mae, 6.0%, 11/1/32                                                                     3,396
     15,512                 Fannie Mae, 6.0%, 11/1/32                                                                    17,560
     12,569                 Fannie Mae, 6.0%, 4/1/33                                                                     14,354
     18,930                 Fannie Mae, 6.0%, 5/1/33                                                                     21,838
     10,807                 Fannie Mae, 6.0%, 6/1/33                                                                     12,231

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
     19,391                 Fannie Mae, 6.0%, 7/1/34                                                               $     22,338
      3,751                 Fannie Mae, 6.0%, 7/1/38                                                                      4,247
      7,841                 Fannie Mae, 6.0%, 9/1/29                                                                      8,962
      5,443                 Fannie Mae, 6.0%, 9/1/34                                                                      6,220
      3,115                 Fannie Mae, 6.5%, 1/1/32                                                                      3,525
      2,334                 Fannie Mae, 6.5%, 2/1/32                                                                      2,641
      2,729                 Fannie Mae, 6.5%, 3/1/32                                                                      3,087
      7,183                 Fannie Mae, 6.5%, 3/1/32                                                                      8,126
      1,102                 Fannie Mae, 6.5%, 4/1/29                                                                      1,247
      3,246                 Fannie Mae, 6.5%, 4/1/32                                                                      3,672
      1,697                 Fannie Mae, 6.5%, 7/1/21                                                                      1,920
     22,103                 Fannie Mae, 6.5%, 7/1/34                                                                     25,006
      3,794                 Fannie Mae, 6.5%, 8/1/32                                                                      4,293
      4,508                 Fannie Mae, 6.5%, 8/1/32                                                                      5,163
      2,821                 Fannie Mae, 7.0%, 1/1/32                                                                      3,335
        872                 Fannie Mae, 7.0%, 11/1/29                                                                       876
        696                 Fannie Mae, 7.0%, 7/1/31                                                                        737
      1,306                 Fannie Mae, 7.0%, 8/1/19                                                                      1,360
      1,153                 Fannie Mae, 7.0%, 9/1/18                                                                      1,182
      4,833                 Fannie Mae, 7.0%, 9/1/30                                                                      5,002
      1,646                 Fannie Mae, 7.5%, 2/1/31                                                                      1,893
      5,699                 Fannie Mae, 8.0%, 10/1/30                                                                     6,676
     78,902                 Federal Home Loan Mortgage Corp., 2.5%, 11/1/22                                              80,317
  1,705,000                 Federal Home Loan Mortgage Corp., 3.0%, 1/18/17 (TBA)                                     1,693,021
     82,724                 Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                              84,968
     43,816                 Federal Home Loan Mortgage Corp., 3.0%, 11/1/30                                              45,041
    221,295                 Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                             221,205
     75,282                 Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                               75,252
     74,857                 Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                               74,765
     49,031                 Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                               48,761
    146,774                 Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                              145,986
     39,823                 Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                               39,587
     31,824                 Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                               31,811
    128,577                 Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                              127,807
    485,000                 Federal Home Loan Mortgage Corp., 3.5%, 1/18/17 (TBA)                                       496,612
     32,403                 Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                              33,373
     52,031                 Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                              53,584
     79,905                 Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                              81,920
    107,177                 Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                             110,163
    240,456                 Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                             246,397
     52,823                 Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                              55,542
    519,212                 Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                             532,692
    223,668                 Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                             229,187
    129,526                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                              132,744
     68,949                 Federal Home Loan Mortgage Corp., 3.5%, 5/1/42                                               71,030
    215,329                 Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                              220,747

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
     76,914                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                         $     79,091
     95,102                 Federal Home Loan Mortgage Corp., 3.5%, 7/1/29                                               99,502
    393,773                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/29                                              411,983
     25,021                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                               25,662
    321,872                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                              330,655
  1,000,000                 Federal Home Loan Mortgage Corp., 4.0%, 1/18/17 (TBA)                                     1,050,332
     50,906                 Federal Home Loan Mortgage Corp., 4.0%, 10/1/43                                              53,472
    259,888                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                             276,296
     63,054                 Federal Home Loan Mortgage Corp., 4.0%, 12/1/40                                              66,637
     31,969                 Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                              33,594
    183,948                 Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                             193,324
     38,662                 Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                               40,848
    193,638                 Federal Home Loan Mortgage Corp., 4.0%, 3/1/46                                              203,520
    102,599                 Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                              107,816
    123,047                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                              129,231
     24,736                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                               26,002
    179,459                 Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                              188,510
    156,087                 Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                              164,230
     39,480                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                               41,701
     41,150                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                               43,458
     47,364                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                               49,934
     54,593                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                               57,352
      7,669                 Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                               8,349
      5,693                 Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                               6,039
      6,927                 Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                                7,540
     24,770                 Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                               27,656
     18,036                 Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                               20,277
      3,327                 Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                3,759
      1,242                 Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                                               1,403
     10,743                 Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                                              12,313
      8,079                 Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                                               9,248
      2,395                 Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                               2,724
     14,856                 Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                               16,995
      4,460                 Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                                                5,073
      9,925                 Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                                              11,210
      2,656                 Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                                                3,000
      2,275                 Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                                                2,569
      2,016                 Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                                                2,333
     15,883                 Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                                               18,260
      5,693                 Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                                6,472
     29,653                 Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                              33,529
      2,107                 Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                                                2,474
      1,039                 Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                                                1,060
        544                 Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                                                  550
      3,491                 Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                                                4,135
        478                 Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                                  479
      3,679                 Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                                3,901

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      1,733                 Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                         $      1,961
    149,790                 Federal National Mortgage Association, 3.0%, 4/1/31                                         153,846
    229,093                 Federal National Mortgage Association, 3.5%, 7/1/46                                         235,024
     58,632                 Federal National Mortgage Association, 4.0%, 10/1/45                                         61,680
    255,184                 Government National Mortgage Association I, 3.5%, 1/15/45                                   265,544
    655,000                 Government National Mortgage Association I, 3.5%, 1/24/17 (TBA)                             681,071
    398,956                 Government National Mortgage Association I, 4.0%, 3/15/44                                   423,658
      5,201                 Government National Mortgage Association I, 4.0%, 6/15/45                                     5,519
     23,617                 Government National Mortgage Association I, 4.0%, 7/15/45                                    25,116
     69,840                 Government National Mortgage Association I, 4.0%, 8/15/43                                    75,896
     22,068                 Government National Mortgage Association I, 4.0%, 8/15/45                                    23,530
     67,755                 Government National Mortgage Association I, 4.0%, 9/15/44                                    71,966
     11,178                 Government National Mortgage Association I, 4.5%, 4/15/20                                    11,714
     11,418                 Government National Mortgage Association I, 4.5%, 8/15/41                                    12,358
      3,588                 Government National Mortgage Association I, 5.0%, 7/15/17                                     3,620
      8,671                 Government National Mortgage Association I, 5.0%, 7/15/19                                     9,120
     13,690                 Government National Mortgage Association I, 5.0%, 9/15/33                                    15,119
     24,500                 Government National Mortgage Association I, 5.5%, 10/15/34                                   27,689
     18,658                 Government National Mortgage Association I, 5.5%, 3/15/33                                    21,066
     17,302                 Government National Mortgage Association I, 5.5%, 7/15/33                                    19,541
     44,325                 Government National Mortgage Association I, 5.5%, 8/15/33                                    50,068
      9,851                 Government National Mortgage Association I, 6.0%, 1/15/33                                    11,412
      2,849                 Government National Mortgage Association I, 6.0%, 10/15/32                                    3,229
     15,607                 Government National Mortgage Association I, 6.0%, 10/15/32                                   17,711
     26,861                 Government National Mortgage Association I, 6.0%, 11/15/32                                   31,106
     33,183                 Government National Mortgage Association I, 6.0%, 11/15/32                                   38,093
     14,483                 Government National Mortgage Association I, 6.0%, 12/15/33                                   16,585
      5,361                 Government National Mortgage Association I, 6.0%, 2/15/18                                     5,389
     19,178                 Government National Mortgage Association I, 6.0%, 2/15/29                                    22,246
     17,074                 Government National Mortgage Association I, 6.0%, 4/15/28                                    19,689
        186                 Government National Mortgage Association I, 6.0%, 5/15/17                                       186
      3,286                 Government National Mortgage Association I, 6.0%, 8/15/19                                     3,391
     14,803                 Government National Mortgage Association I, 6.0%, 8/15/34                                    16,826
     26,424                 Government National Mortgage Association I, 6.0%, 8/15/34                                    29,955
     14,146                 Government National Mortgage Association I, 6.0%, 9/15/32                                    16,760
      6,814                 Government National Mortgage Association I, 6.5%, 10/15/31                                    7,783
      3,232                 Government National Mortgage Association I, 6.5%, 12/15/31                                    3,692
      4,709                 Government National Mortgage Association I, 6.5%, 12/15/31                                    5,379
     28,531                 Government National Mortgage Association I, 6.5%, 12/15/32                                   33,332
      4,631                 Government National Mortgage Association I, 6.5%, 2/15/29                                     5,290
      2,225                 Government National Mortgage Association I, 6.5%, 3/15/26                                     2,541
        268                 Government National Mortgage Association I, 6.5%, 4/15/17                                       268
      2,247                 Government National Mortgage Association I, 6.5%, 4/15/32                                     2,566
      2,300                 Government National Mortgage Association I, 6.5%, 4/15/32                                     2,628
      6,435                 Government National Mortgage Association I, 6.5%, 5/15/29                                     7,367

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
     17,482                 Government National Mortgage Association I, 6.5%, 5/15/29                              $     20,252
      4,021                 Government National Mortgage Association I, 6.5%, 5/15/31                                     4,593
        553                 Government National Mortgage Association I, 6.5%, 6/15/17                                       554
      5,666                 Government National Mortgage Association I, 6.5%, 6/15/28                                     6,472
      5,928                 Government National Mortgage Association I, 6.5%, 6/15/28                                     6,850
      1,204                 Government National Mortgage Association I, 6.5%, 6/15/32                                     1,376
      2,540                 Government National Mortgage Association I, 6.5%, 6/15/32                                     2,902
      5,476                 Government National Mortgage Association I, 6.5%, 6/15/32                                     6,255
     20,692                 Government National Mortgage Association I, 6.5%, 7/15/31                                    23,636
      5,434                 Government National Mortgage Association I, 6.5%, 7/15/32                                     6,207
      6,373                 Government National Mortgage Association I, 6.5%, 9/15/31                                     7,280
        873                 Government National Mortgage Association I, 7.0%, 1/15/26                                       880
      5,442                 Government National Mortgage Association I, 7.0%, 1/15/29                                     6,167
      6,900                 Government National Mortgage Association I, 7.0%, 11/15/28                                    7,537
        730                 Government National Mortgage Association I, 7.0%, 12/15/30                                      748
     18,008                 Government National Mortgage Association I, 7.0%, 2/15/28                                    19,057
      1,992                 Government National Mortgage Association I, 7.0%, 2/15/31                                     2,044
      4,138                 Government National Mortgage Association I, 7.0%, 5/15/31                                     4,365
     15,811                 Government National Mortgage Association I, 7.0%, 5/15/32                                    17,264
      7,834                 Government National Mortgage Association I, 7.0%, 6/15/29                                     8,574
     20,516                 Government National Mortgage Association I, 7.0%, 7/15/26                                    21,707
        772                 Government National Mortgage Association I, 7.0%, 7/15/29                                       806
      4,176                 Government National Mortgage Association I, 7.0%, 7/15/29                                     4,718
      3,167                 Government National Mortgage Association I, 7.0%, 8/15/31                                     3,792
      1,811                 Government National Mortgage Association I, 7.0%, 9/15/27                                     1,873
      1,761                 Government National Mortgage Association I, 7.5%, 1/15/31                                     1,867
        586                 Government National Mortgage Association I, 7.5%, 10/15/22                                      629
      3,671                 Government National Mortgage Association I, 7.5%, 10/15/29                                    4,081
        198                 Government National Mortgage Association I, 7.5%, 6/15/23                                       199
        398                 Government National Mortgage Association I, 7.5%, 8/15/23                                       413
    126,996                 Government National Mortgage Association II, 3.0%, 8/20/46                                  128,770
    395,516                 Government National Mortgage Association II, 3.0%, 9/20/46                                  401,040
    203,746                 Government National Mortgage Association II, 3.5%, 1/20/46                                  212,026
    875,000                 Government National Mortgage Association II, 3.5%, 1/24/17 (TBA)                            909,573
     17,124                 Government National Mortgage Association II, 3.5%, 3/20/45                                   17,830
     48,382                 Government National Mortgage Association II, 3.5%, 3/20/46                                   50,606
     19,624                 Government National Mortgage Association II, 3.5%, 4/20/45                                   20,421
     21,805                 Government National Mortgage Association II, 3.5%, 4/20/45                                   22,714
     43,551                 Government National Mortgage Association II, 3.5%, 4/20/45                                   45,392
    113,393                 Government National Mortgage Association II, 3.5%, 8/20/45                                  117,996
    300,000                 Government National Mortgage Association II, 4.0%, 1/24/17 (TBA)                            318,592
    294,015                 Government National Mortgage Association II, 4.0%, 10/20/46                                 312,626
    681,590                 Government National Mortgage Association II, 4.0%, 7/20/44                                  724,447
     65,436                 Government National Mortgage Association II, 4.0%, 9/20/44                                   69,550
     16,001                 Government National Mortgage Association II, 4.5%, 9/20/41                                   17,245
      8,583                 Government National Mortgage Association II, 5.0%, 1/20/20                                    9,048

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
     12,932                 Government National Mortgage Association II, 5.0%, 11/20/19                            $     13,586
     16,846                 Government National Mortgage Association II, 6.0%, 11/20/33                                  19,559
      1,954                 Government National Mortgage Association II, 6.0%, 12/20/18                                   1,979
      3,979                 Government National Mortgage Association II, 6.0%, 7/20/19                                    4,011
      4,883                 Government National Mortgage Association II, 6.5%, 12/20/28                                   5,611
      3,292                 Government National Mortgage Association II, 6.5%, 8/20/28                                    3,746
      2,901                 Government National Mortgage Association II, 6.5%, 9/20/31                                    3,383
      1,500                 Government National Mortgage Association II, 7.0%, 1/20/31                                    1,750
      9,733                 Government National Mortgage Association II, 7.0%, 2/20/29                                   11,185
      4,949                 Government National Mortgage Association II, 7.0%, 5/20/26                                    5,638
        881                 Government National Mortgage Association II, 7.5%, 8/20/27                                    1,041
        319                 Government National Mortgage Association II, 8.0%, 8/20/25                                      363
 15,000,000                 U.S. Treasury Bills, 1/5/17 (c)                                                          14,999,709
 10,960,000                 U.S. Treasury Bills, 1/12/17 (c)                                                         10,958,904
    185,000                 U.S. Treasury Bonds, 2.5%, 2/15/45                                                          164,787
    125,000                 U.S. Treasury Bonds, 3.0%, 11/15/44                                                         123,482
    500,000                 U.S. Treasury Bonds, 4.375%, 5/15/41                                                        618,652
     25,000                 U.S. Treasury Bonds, 4.75%, 2/15/37                                                          32,538
    250,000                 U.S. Treasury Bonds, 5.375%, 2/15/31                                                        332,969
  1,709,172                 U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                     1,608,230
  2,927,945                 U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                      2,940,319
                                                                                                                   ------------
                                                                                                                   $ 80,174,794
                                                                                                                   ------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $80,384,460)                                                                     $ 80,174,794
                                                                                                                   ------------
                            FOREIGN GOVERNMENT BOND - 0.1%
    200,000                 Africa Finance Corp., 4.375%, 4/29/20 (144A)                                           $    204,700
                                                                                                                   ------------
                            TOTAL FOREIGN GOVERNMENT BOND
                            (Cost $198,658)                                                                        $    204,700
                                                                                                                   ------------
                            MUNICIPAL BONDS - 4.2% (f)
                            Municipal Development - 1.0%
    700,000       0.65      Lower Neches Valley Authority Industrial Development Corp., Floating Rate
                            Note, 11/1/38                                                                          $    700,000
    750,000       0.69      Mississippi Business Finance Corp., Floating Rate Note, 11/1/35                             750,000
                                                                                                                   ------------
                                                                                                                   $  1,450,000
                                                                                                                   ------------
                            Municipal Education - 0.0%+
     10,000                 Amherst College, 3.794%, 11/1/42                                                       $      9,676
                                                                                                                   ------------
                            Municipal General - 0.2%
     90,000                 JobsOhio Beverage System, 3.985%, 1/1/29                                               $     95,042
     25,000                 JobsOhio Beverage System, 4.532%, 1/1/35                                                     26,986
     50,000                 Virginia Commonwealth Transportation Board, 4.0%, 5/15/31                                    53,148
     50,000                 Virginia Commonwealth Transportation Board, 4.0%, 5/15/32                                    52,945
                                                                                                                   ------------
                                                                                                                   $    228,121
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Higher Municipal Education - 2.4%
     25,000                 Baylor University, 4.313%, 3/1/42                                                      $     25,250
  1,140,000       0.59      Connecticut State Health & Educational Facility Authority, Floating Rate Note, 7/1/36     1,140,000
    210,000                 Massachusetts Development Finance Agency, Harvard University-Series A,
                            5.0%, 7/15/40                                                                               265,320
  1,875,000       0.59      Massachusetts Health & Educational Facilities Authority, Floating Rate Note, 11/1/49      1,875,000
     25,000                 Massachusetts Institute of Technology, 5.6%, 7/1/11                                          30,303
     50,000                 The George Washington University, 1.827%, 9/15/17                                            50,172
     50,000                 University of Virginia, Green Bond Series A, 5.0%, 4/1/45                                    57,064
                                                                                                                   ------------
                                                                                                                   $  3,443,109
                                                                                                                   ------------
                            Municipal Medical - 0.5%
    200,000       0.67      Geisinger Authority, Floating Rate Note, 8/1/22                                        $    200,000
    100,000       0.72      Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41              100,000
    415,000       0.72      Massachusetts Health & Educational Facilities Authority, Floating Rate Note, 10/1/49        415,000
                                                                                                                   ------------
                                                                                                                   $    715,000
                                                                                                                   ------------
                            Municipal School District - 0.0%+
     50,000                 Frisco Independent School District, 4.0%, 8/15/40                                      $     51,290
     25,000                 Frisco Independent School District, 4.0%, 8/15/45                                            25,539
                                                                                                                   ------------
                                                                                                                   $     76,829
                                                                                                                   ------------
                            Municipal Transportation - 0.1%
     10,000                 Port Authority of New York & New Jersey, 4.458%, 10/1/62                               $     10,033
     80,000                 Virginia Commonwealth Transportation Board, 3.0%, 5/15/39                                    70,698
                                                                                                                   ------------
                                                                                                                   $     80,731
                                                                                                                   ------------
                            Municipal Obligation - 0.0%+
     50,000                 State of Texas, 4.0%, 10/1/44                                                          $     51,682
                                                                                                                   ------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $6,065,185)                                                                      $  6,055,148
                                                                                                                   ------------
                            SENIOR FLOATING RATE LOAN INTERESTS - 3.1%**
                            Energy - 0.1%
                            Oil & Gas Refining & Marketing - 0.1%
    105,352       3.52      Pilot Travel Centers LLC, 2016 Refinancing Tranche B Term Loan, 5/18/23                $    106,306
                                                                                                                   ------------
                            Total Energy                                                                           $    106,306
                                                                                                                   ------------
                            Materials - 0.1%
                            Metal & Glass Containers - 0.0%+
     74,433       4.50      Tekni-Plex, Inc., Tranche B-1 Term Loan (First Lien), 4/15/22                          $     74,554
                                                                                                                   ------------
                            Paper Packaging - 0.1%
     99,233       4.50      Coveris Holdings SA, USD Term Loan, 4/14/19                                            $     99,915
                                                                                                                   ------------
                            Total Materials                                                                        $    174,469
                                                                                                                   ------------
                            Capital Goods - 0.2%
                            Aerospace & Defense - 0.0%+
     51,523       3.50      DigitalGlobe, Inc., Term Loan, 12/22/23                                                $     51,974
                                                                                                                   ------------
                            Electrical Components & Equipment - 0.1%
    100,000       3.25      Southwire Co., Term Loan, 1/31/21                                                      $    100,667
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Trading Companies & Distributors - 0.1%
     94,206       3.75      WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                                   $     94,500
                                                                                                                   ------------
                            Total Capital Goods                                                                    $    247,141
                                                                                                                   ------------
                            Automobiles & Components - 0.4%
                            Auto Parts & Equipment - 0.3%
     76,398       3.26      Allison Transmission, Inc., Term B-3 Loan, 8/23/19                                     $     77,510
    168,598       4.75      Federal-Mogul Corp., Tranche C Term, 4/15/21                                                167,228
     98,951       3.75      MPG Holdco I, Inc., Tranche B-1 Term Loan (2015), 10/20/21                                   99,342
     99,246       4.50      TI Group Automotive Systems LLC, Initial US Term Loan, 6/25/22                              100,735
                                                                                                                   ------------
                                                                                                                   $    444,815
                                                                                                                   ------------
                            Tires & Rubber - 0.1%
     68,333       3.75      The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 3/27/19                       $     69,111
                                                                                                                   ------------
                            Total Automobiles & Components                                                         $    513,926
                                                                                                                   ------------
                            Consumer Services - 0.4%
                            Casinos & Gaming - 0.1%
     98,000       6.00      Scientific Games, Initial Term B-2, 10/1/21                                            $     99,313
                                                                                                                   ------------
                            Leisure Facilities - 0.1%
     86,194       3.09      Six Flags Theme Parks, Inc., Tranche B Term Loan, 6/30/22                              $     87,043
                                                                                                                   ------------
                            Restaurants - 0.0%+
     85,964       3.75      Burger King BC ULC, Term B-2 Loan, 12/12/21                                            $     86,806
                                                                                                                   ------------
                            Education Services - 0.1%
     99,227       3.50      Bright Horizons Family Solutions, Inc., 1st Lien Term Loan-B, 11/3/23                  $    100,178
     97,011       4.00      Houghton Mifflin Harcourt Publishers, Inc., Term Loan, 5/11/21                               92,646
                                                                                                                   ------------
                                                                                                                   $    192,824
                                                                                                                   ------------
                            Specialized Consumer Services - 0.1%
     15,843       5.25      GENEX Holdings, Inc., Term B Loan (First Lien), 5/22/21                                $     15,783
    124,061       5.25      Kindercare Education LLC, Term B-1 Loan, 8/13/22                                            125,353
                                                                                                                   ------------
                                                                                                                   $    141,136
                                                                                                                   ------------
                            Total Consumer Services                                                                $    607,122
                                                                                                                   ------------
                            Media - 0.2%
                            Broadcasting - 0.1%
    134,441       4.00      Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 3/1/20         $    135,235
                                                                                                                   ------------
                            Movies & Entertainment - 0.1%
     54,545       3.49      Kasima LLC, Term Loan, 5/17/21                                                         $     54,955
     99,750       3.31      Live Nation Entertainment, Inc., Term B-2 Loan, 10/27/23                                    100,872
                                                                                                                   ------------
                                                                                                                   $    155,827
                                                                                                                   ------------
                            Total Media                                                                            $    291,062
                                                                                                                   ------------
                            Retailing - 0.1%
                            Home Improvement Retail - 0.0%+
      9,923       4.50      Apex Tool Group LLC, Term Loan, 2/1/20                                                 $      9,815
                                                                                                                   ------------
                            Specialty Stores - 0.1%
     99,244       4.00      PetSmart, Inc., Tranche B-2 Loan, 3/10/22                                              $     99,735
                                                                                                                   ------------
                            Automotive Retail - 0.0%+
     32,524       4.50      CWGS Group LLC, Term Loan, 11/3/23                                                     $     32,839
                                                                                                                   ------------
                            Total Retailing                                                                        $    142,389
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Food, Beverage & Tobacco - 0.0%+
                            Packaged Foods & Meats - 0.0%+
     53,927       5.29      Keurig Green Mountain, Inc., Term B USD Loan, 2/10/23                                  $     54,859
                                                                                                                   ------------
                            Total Food, Beverage & Tobacco                                                         $     54,859
                                                                                                                   ------------
                            Household & Personal Products - 0.1%
                            Personal Products - 0.1%
     79,800       4.37      Revlon Consumer Products Corp., Initial Term B Loan, 7/22/23                           $     80,658
    127,228       5.00      The Nature's Bounty Co., Dollar Term B Loan, 4/27/23                                        128,460
                                                                                                                   ------------
                                                                                                                   $    209,118
                                                                                                                   ------------
                            Total Household & Personal Products                                                    $    209,118
                                                                                                                   ------------
                            Health Care Equipment & Services - 0.6%
                            Health Care Supplies - 0.1%
    110,472       5.00      Kinetic Concepts, Inc., Dollar Term F Loan, 11/30/20                                   $    110,942
                                                                                                                   ------------
                            Health Care Facilities - 0.3%
     99,244       4.01      Concentra, Inc., Tranche B Term Loan (First Lien), 5/8/22                              $     99,822
     70,143       4.02      HCA, Inc., Tranche B-6 Term Loan, 3/8/23                                                     71,036
     26,053       3.52      HCA, Inc., Tranche B-7 Term Loan, 2/5/24                                                     26,367
     74,419       4.50      IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                                                  73,953
     98,985       4.25      Kindred Healthcare, Inc., Tranche B Loan (First Lien), 4/10/21                               99,068
     87,985       5.00      Vizient, Inc., Term B-2 Loan, 2/11/23                                                        89,488
                                                                                                                   ------------
                                                                                                                   $    459,734
                                                                                                                   ------------
                            Managed Health Care - 0.1%
     99,500       7.00      Prospect Medical Holdings, Inc., Term Loan, 6/20/22                                    $     98,008
                                                                                                                   ------------
                            Health Care Technology - 0.1%
    234,035       3.50      Quintiles IMS, Inc., Term B Dollar Loan, 3/17/21                                       $    236,083
                                                                                                                   ------------
                            Total Health Care Equipment & Services                                                 $    904,767
                                                                                                                   ------------
                            Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                            Pharmaceuticals - 0.1%
     49,624       5.25      Concordia Healthcare Corp., Initial Dollar Term Loan, 10/20/21                         $     39,001
     99,235       3.71      Grifols Worldwide Operations USA, Inc., U.S. Tranche B Term Loam, 4/1/21                    100,046
                                                                                                                   ------------
                                                                                                                   $    139,047
                                                                                                                   ------------
                            Life Sciences Tools & Services - 0.0%+
     52,725       3.75      Catalent Pharma Solutions, Dollar Term Loan, 5/20/21                                   $     53,180
                                                                                                                   ------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                                   $    192,227
                                                                                                                   ------------
                            Banks - 0.0%+
                            Thrifts & Mortgage Finance - 0.0%+
     50,000       6.00      Ocwen Loan Servicing LLC, Restatement Effective Date Term Loan, 12/5/20                $     50,646
                                                                                                                   ------------
                            Total Banks                                                                            $     50,646
                                                                                                                   ------------
                            Diversified Financials - 0.1%
                            Investment Banking & Brokerage - 0.1%
     95,560       4.25      LPL Holdings, Inc., 2021 Tranche B Term Loan, 3/29/21                                  $     96,814
                                                                                                                   ------------
                            Total Diversified Financials                                                           $     96,814
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

              Floating
  Principal   Rate (b)
 Amount ($)   (unaudited)                                                                                                 Value
                            Insurance - 0.1%
                            Property & Casualty Insurance - 0.1%
     95,055       5.75      Confie Seguros Holding II Co., Term B Loan, 4/13/22                                    $     95,708
                                                                                                                   ------------
                            Total Insurance                                                                        $     95,708
                                                                                                                   ------------
                            Real Estate - 0.1%
                            Retail REIT - 0.1%
     99,244       4.25      DTZ US Borrower LLC, 2015-1 Additional Term Loan (First Lien), 11/4/21                 $     99,751
                                                                                                                   ------------
                            Total Real Estate                                                                      $     99,751
                                                                                                                   ------------
                            Software & Services - 0.2%
                            IT Consulting & Other Services - 0.1%
     39,890       3.27      NXP BV, 1St Lien Term Loan B, 12/7/20                                                  $     40,152
                                                                                                                   ------------
                            Data Processing & Outsourced Services - 0.0%+
     32,175       3.76      First Data Corp., 2021C New Dollar Term Loan, 3/24/21                                  $     32,586
                                                                                                                   ------------
                            Application Software - 0.1%
     74,813       6.25      DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23                                      $     73,909
     74,616       3.57      Verint Systems, Inc., Tranche B-2 Term Loan (First Lien), 9/6/19                             75,213
                                                                                                                   ------------
                                                                                                                   $    149,122
                                                                                                                   ------------
                            Total Software & Services                                                              $    221,860
                                                                                                                   ------------
                            Semiconductors & Semiconductor Equipment - 0.0%+
                            Semiconductors - 0.0%+
     34,423       3.75      Microsemi Corp., Closing Date Term B Loan, 12/17/22                                    $     34,822
                                                                                                                   ------------
                            Total Semiconductors & Semiconductor Equipment                                         $     34,822
                                                                                                                   ------------
                            Telecommunication Services - 0.0%+
                            Integrated Telecommunication Services - 0.0%+
     59,981       4.00      Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20                                    $     60,287
                                                                                                                   ------------
                            Total Telecommunication Services                                                       $     60,287
                                                                                                                   ------------
                            Utilities - 0.3%
                            Electric Utilities - 0.1%
     91,410       5.84      APLP Holdings LP, Term Loan, 4/12/23                                                   $     92,096
     18,571       5.00      Vistra Operations Co., LLC, Initial Term C Loan, 8/4/23                                      18,830
     81,429       5.00      Vistra Operations Co., LLC, Initial Term Loan, 8/4/23                                        82,192
                                                                                                                   ------------
                                                                                                                   $    193,118
                                                                                                                   ------------
                            Independent Power Producers & Energy Traders - 0.2%
     99,244       3.59      Calpine Corp., Term Loan, 5/28/22                                                      $     99,803
     96,049       8.50      TerraForm AP Acquisition Holdings LLC, Term Loan, 6/26/22                                    96,529
                                                                                                                   ------------
                                                                                                                   $    196,332
                                                                                                                   ------------
                            Total Utilities                                                                        $    389,450
                                                                                                                   ------------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $4,399,494)                                                                      $  4,492,724
                                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

              Floating
              Rate (b)
     Shares   (unaudited)                                                                                                 Value
                            CLOSED END FUND - 1.1%
                            Insurance - 1.1%
                            Property & Casualty Insurance - 1.1%
    153,573                 Pioneer ILS Interval Fund (g)                                                          $  1,575,655
                                                                                                                   ------------
                            TOTAL CLOSED END FUND
                            (Cost $1,606,608)                                                                      $  1,575,655
                                                                                                                   ------------

  Principal
 Amount ($)
                            TEMPORARY CASH INVESTMENTS - 0.6%
                            Commercial Paper - 0.2%
    250,000                 Prudential Funding Corp., Commercial Paper, 1/3/17 (c)                                 $    249,987
                                                                                                                   ------------
                            Certificates of Deposit - 0.4%
    290,000       1.16      Skandinaviska Enskilda Banken, Floating Rate Note, 12/24/17                            $    290,250
    295,000       1.26      Sumitomo Mitsui, Floating Rate Note, 4/3/17                                                 295,226
                                                                                                                   ------------
                                                                                                                   $    585,476
                                                                                                                   ------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $834,993)                                                                        $    835,463
                                                                                                                   ------------
                            TOTAL INVESTMENT IN SECURITIES - 112.0%
                            (Cost $161,149,384) (a)                                                                $161,239,792
                                                                                                                   ------------
                            OTHER ASSETS & LIABILITIES - (12.0)%                                                   $(17,313,162)
                                                                                                                   ------------
                            NET ASSETS - 100.0%                                                                    $143,926,630
                                                                                                                   ============

+           Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2016, the value of these securities amounted to $27,548,814 or 19.1% of net assets.

(TBA)       "To Be Announced" Securities.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $161,264,392 was as follows:

               Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                  $ 1,414,417
               Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                   (1,439,017)
                                                                                -----------
               Net unrealized depreciation                                      $   (24,600)
                                                                                ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Rate to be determined.

(e) Structured reinsurance investment. At December 31, 2016, the value of these securities amounted to $52,870 or 0.0%+ of net assets. See Notes to Financial Statements - Note 1E.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

(f)         Consists of revenue bonds unless otherwise indicated.

(g)         Affiliated funds are managed by Pioneer Investment Management, Inc.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016 were as follows:

                                              Purchases              Sales
             Long-Term U.S. Government       $26,626,546          $29,179,481
             Other Long-Term Securities      $54,786,828          $22,767,313

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $6,886,959 and $196,684, respectively, resulting in a net realized gain of $33,644.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                     Credit      Expiration   Premiums     Unrealized
Principal ($)(1)   Exchange             Obligation Entity/Index    Coupon    Rating(2)   Date             Paid   Appreciation
      824,500      Chicago Mercantile   Markit CDX North America     5.00%   B-          12/20/19      $45,347        $20,678
                   Exchange             High Yield Index
    1,200,000      Chicago Mercantile   Markit CDX North America     1.00%   B           6/20/20        18,616          2,030
                   Exchange             Investment Grade Index
                                                                                                       -------        -------
                                                                                                       $63,963        $22,708
                                                                                                       =======        =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements - Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                                                                 Level 1         Level 2         Level 3          Total
Convertible Preferred Stock                                   $    786,007    $         --    $         --    $    786,007
Asset Backed Securities                                                 --       3,033,036              --       3,033,036
Collateralized Mortgage Obligations                                     --      21,948,973              --      21,948,973
Corporate Bonds
  Insurance
     Reinsurance                                                        --              --          52,870          52,870
  All Other Corporate Bonds                                             --      42,080,422              --      42,080,422
U.S. Government and Agency Obligations                                  --      80,174,794              --      80,174,794
Foreign Government Bond                                                 --         204,700              --         204,700
Municipal Bonds                                                         --       6,055,148              --       6,055,148
Senior Floating Rate Loan Interests                                     --       4,492,724              --       4,492,724
Closed End Fund                                                         --       1,575,655              --       1,575,655
Commercial Paper                                                        --         249,987              --         249,987
Certificates of Deposit                                                 --         585,476              --         585,476
                                                              ------------    ------------    ------------    ------------
Total                                                         $    786,007    $160,400,915    $     52,870    $161,239,792
                                                              ============    ============    ============    ============
Other Financial Instruments
Unrealized appreciation on futures contracts                  $     79,642    $         --    $         --    $     79,642
Unrealized depreciation on futures contracts                        (2,639)             --              --          (2,639)
Unrealized appreciation on centrally cleared swap contracts             --          22,708              --          22,708
                                                              ------------    ------------    ------------    ------------
Total Other Financial Instruments                             $     77,003    $     22,708    $         --    $     99,711
                                                              ============    ============    ============    ============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                              Corporate
                                                                Bonds
Balance as of 12/31/15                                        $  57,928
Realized gain (loss)(1)                                             110
Change in unrealized appreciation (depreciation)(2)              (3,457)
Purchases                                                        50,000
Sales(3)                                                        (51,711)
Changes between Level 3*                                             --
                                                              ---------
Balance as of 12/31/16                                        $  52,870
                                                              =========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(3) A portion of this balance represents return of capital on Insurance-Linked Securities.

* Transfers are calculated on the beginning of period values. During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of
   investments still held as of 12/31/16                                  $ (2,870)
                                                                          ========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/16      12/31/15      12/31/14      12/31/13      12/31/12
Class I
Net asset value, beginning of period                            $ 10.83       $ 11.23       $ 11.01       $ 11.49       $ 11.89
                                                                -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.27(b)    $  0.28(b)    $  0.37       $  0.46       $  0.50
   Net realized and unrealized gain (loss) on investments          0.18         (0.25)         0.29         (0.34)         0.49
                                                                -------       -------       -------       -------       -------
      Net increase (decrease) from investment operations        $  0.45       $  0.03       $  0.66       $  0.12       $  0.99
                                                                -------       -------       -------       -------       -------
Distribution to shareowners:
   Net investment income                                        $ (0.31)      $ (0.33)      $ (0.38)      $ (0.48)      $ (0.55)
   Net realized gain                                              (0.01)        (0.10)        (0.06)        (0.12)        (0.84)
                                                                -------       -------       -------       -------       -------
Total distributions                                             $ (0.32)      $ (0.43)      $ (0.44)      $ (0.60)      $ (1.39)
                                                                -------       -------       -------       -------       -------
Net increase (decrease) in net asset value                      $  0.13       $ (0.40)      $  0.22       $ (0.48)      $ (0.40)
                                                                -------       -------       -------       -------       -------
Net asset value, end of period                                  $ 10.96       $ 10.83       $ 11.23       $ 11.01       $ 11.49
                                                                =======       =======       =======       =======       =======
Total return*                                                      4.10%         0.30%         6.05%         1.02%         8.75%
Ratio of net expenses to average net assets (a)                    0.62%         0.62%         0.62%         0.62%         0.62%
Ratio of net investment income (loss) to average net assets        2.46%         2.56%         3.30%         4.07%         4.29%
Portfolio turnover rate                                              50%           41%          119%           33%           26%
Net assets, end of period (in thousands)                        $48,442       $24,785       $25,470       $26,689       $32,367
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.68%         0.81%         0.99%         1.08%         1.07%
   Net investment income (loss)                                    2.40%         2.37%         2.93%         3.61%         3.83%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/16      12/31/15      12/31/14      12/31/13      12/31/12
Class II
Net asset value, beginning of period                            $ 10.85       $ 11.25       $ 11.03       $ 11.50       $ 11.90
                                                                -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.25(b)    $  0.24(b)    $  0.33       $  0.41       $  0.45
   Net realized and unrealized gain (loss) on investments          0.18         (0.23)         0.30         (0.31)         0.50
                                                                -------       -------       -------       -------       -------
      Net increase (decrease) from investment operations        $  0.43       $  0.01       $  0.63       $  0.10       $  0.95
                                                                -------       -------       -------       -------       -------
Distribution to shareowners:
   Net investment income                                        $ (0.28)      $ (0.31)      $ (0.35)      $ (0.45)      $ (0.51)
   Net realized gain                                              (0.01)        (0.10)        (0.06)        (0.12)        (0.84)
                                                                -------       -------       -------       -------       -------
Total distributions                                             $ (0.29)      $ (0.41)      $ (0.41)      $ (0.57)      $ (1.35)
                                                                -------       -------       -------       -------       -------
Net increase (decrease) in net asset value                      $  0.14       $ (0.40)      $  0.22       $ (0.47)      $ (0.40)
                                                                -------       -------       -------       -------       -------
Net asset value, end of period                                  $ 10.99       $ 10.85       $ 11.25       $ 11.03       $ 11.50
                                                                =======       =======       =======       =======       =======
Total return*                                                      3.92%         0.08%         5.79%         0.83%         8.43%
Ratio of net expenses to average net assets (a)                    0.88%         0.84%         0.86%         0.90%         0.91%
Ratio of net investment income (loss) to average net assets        2.21%         2.18%         2.98%         3.69%         3.99%
Portfolio turnover rate                                              50%           41%          119%           33%           26%
Net assets, end of period (in thousands)                        $95,484       $65,727       $21,539       $ 8,313       $ 5,027
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.94%         1.03%         1.23%         1.36%         1.36%
   Net investment income (loss)                                    2.16%         1.99%         2.62%         3.23%         3.54%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $159,542,776)                           $159,664,137
  Investment in securities of affiliated issuers, at value (cost $1,606,608)                                  1,575,655
                                                                                                           ------------
     Total investment in securities, at value (cost $161,149,384)                                          $161,239,792
  Cash                                                                                                        3,832,348
  Restricted cash*                                                                                              260,921
  Receivables --
     Investment securities sold                                                                               1,912,572
     Portfolio shares sold                                                                                      200,525
     Interest                                                                                                   673,940
     Dividends                                                                                                    3,244
  Variation margin on centrally cleared swap contracts                                                              429
  Other assets                                                                                                   19,713
                                                                                                           ------------
        Total assets                                                                                       $168,143,484
                                                                                                           ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                                       $ 24,036,067
     Portfolio shares repurchased                                                                                21,634
     Trustee fees                                                                                                    24
  Variation margin on futures contracts                                                                          29,938
  Accrued expenses                                                                                              129,191
                                                                                                           ------------
        Total liabilities                                                                                  $ 24,216,854
                                                                                                           ------------
NET ASSETS:
  Paid-in capital                                                                                          $143,113,567
  Undistributed net investment income                                                                           117,980
  Accumulated net realized gain on investments, futures contracts
     and swap contracts                                                                                         504,964
  Net unrealized appreciation on investments                                                                     90,408
  Unrealized appreciation on swap contracts                                                                      22,708
  Net unrealized appreciation on futures contracts                                                               77,003
                                                                                                           ------------
        Net assets                                                                                         $143,926,630
                                                                                                           ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $48,442,249/4,418,088 shares)                                                          $      10.96
                                                                                                           ============
  Class II (based on $95,484,381/8,688,403 shares)                                                         $      10.99
                                                                                                           ============

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Interest                                                                                          $ 3,274,785
  Dividends (including from affiliated issuer of $100,305)                                              117,853
                                                                                                    -----------
        Total investment income                                                                                   $ 3,392,638
                                                                                                                  -----------
EXPENSES:
  Management fees                                                                                   $   427,870
  Distribution fees
     Class II                                                                                           207,922
  Administrative expense                                                                                 48,798
  Custodian fees                                                                                         86,089
  Professional fees                                                                                      57,305
  Printing expense                                                                                       25,738
  Fees and expenses of nonaffiliated Trustees                                                             7,349
  Pricing expense                                                                                        92,471
  Miscellaneous                                                                                           5,612
                                                                                                    -----------
     Total expenses                                                                                               $   959,154
        Less fees waived and expenses reimbursed by
           Pioneer Investment Management, Inc.                                                                        (64,527)
                                                                                                                  -----------
        Net expenses                                                                                              $   894,627
                                                                                                                  -----------
           Net investment income                                                                                  $ 2,498,011
                                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                                                    $   615,690
     Swap contracts                                                                                      53,851
     Futures contracts                                                                                  239,188   $   908,729
                                                                                                    -----------   -----------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated issuer of $(30,953))                                    $   531,453
     Swap contracts                                                                                      35,829
     Futures contracts                                                                                   42,056   $   609,338
                                                                                                    -----------   -----------
  Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts                    $ 1,518,067
                                                                                                                  -----------
  Net increase in net assets resulting from operations                                                            $ 4,016,078
                                                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               Year Ended      Year Ended
                                                                                                12/31/16        12/31/15
FROM OPERATIONS:
Net investment income (loss)                                                                  $  2,498,011    $  1,553,325
Net realized gain (loss) on investments, swap contracts and futures contracts                      908,729         230,004
Change in net unrealized appreciation (depreciation) on investments, swap contracts
   and futures contracts                                                                           609,338      (1,956,476)
                                                                                              ------------    ------------
      Net increase (decrease) in net assets resulting from operations                         $  4,016,078    $   (173,147)
                                                                                              ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.31 and $0.33 per share, respectively)                                       $   (742,504)   $   (760,359)
      Class II ($0.28 and $0.31 per share, respectively)                                        (2,111,985)     (1,087,276)
Net realized gain:
      Class I ($0.01 and $0.10 per share, respectively)                                       $    (12,468)   $   (236,328)
      Class II ($0.01 and $0.10 per share, respectively)                                           (40,204)       (343,048)
                                                                                              ------------    ------------
         Total distributions to shareowners                                                   $ (2,907,161)   $ (2,427,011)
                                                                                              ------------    ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $ 72,527,947    $ 63,751,114
Reinvestment of distributions                                                                    2,909,311       2,427,011
Cost of shares repurchased                                                                     (23,131,426)    (20,074,922)
                                                                                              ------------    ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                                         $ 52,305,832    $ 46,103,203
                                                                                              ------------    ------------
      Net increase in net assets                                                              $ 53,414,749    $ 43,503,045
NET ASSETS:
Beginning of year                                                                             $ 90,511,881    $ 47,008,836
                                                                                              ------------    ------------
End of year                                                                                   $143,926,630    $ 90,511,881
                                                                                              ============    ============
Undistributed net investment income                                                           $    117,980    $    106,279
                                                                                              ============    ============

                                                Year Ended           Year Ended           Year Ended           Year Ended
                                                 12/31/16             12/31/16             12/31/15             12/31/15
                                                  Shares               Amount               Shares               Amount
CLASS I
Shares sold                                      2,833,989          $ 31,014,619             611,105          $  6,770,577
Reinvestment of distributions                       68,349               755,785              90,039               996,687
Less shares repurchased                           (772,776)           (8,545,571)           (680,258)           (7,521,541)
                                                ----------          ------------          ----------          ------------
      Net increase                               2,129,562          $ 23,224,833              20,886          $    245,723
                                                ==========          ============          ==========          ============
CLASS II
Shares sold                                      3,756,805          $ 41,513,328           5,146,058          $ 56,980,537
Reinvestment of distributions                      194,117             2,153,526             129,563             1,430,324
Less shares repurchased                         (1,317,939)          (14,585,855)         (1,134,027)          (12,553,381)
                                                ----------          ------------          ----------          ------------
      Net increase                               2,632,983          $ 29,080,999           4,141,594          $ 45,857,480
                                                ==========          ============          ==========          ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

    Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $368,179 to decrease undistributed

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

    net investment income and $368,179 to increase accumulated net realized gain on investments, futures contracts and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

    ----------------------------------------------------------------------------
                                                       2016               2015
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                $2,854,489         $1,881,618
    Long-term capital gain                             52,672            545,393
                                                   -----------------------------
      Total distributions                          $2,907,161         $2,427,011
                                                   =============================
    Distributable Earnings:
    Undistributed ordinary income                  $  591,432
    Undistributed long-term capital gain              221,130
    Net unrealized appreciation                           501
                                                   ----------
      Total                                        $  813,063
                                                   ==========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to the tax treatment of premium and amortization, the mark-to-market of futures contracts, catastrophe bonds, credit default swaps and interest accruals on preferred stock.

D.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.  Insurance-Linked Securities (ILS)

    Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments and therefore Portfolio's assets are placed at greater risk of loss than if PIM had more complete information.

    Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

F.  Risks

    Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Portfolio.

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. The amount of cash deposited with a broker as collateral at December 31, 2016 was $205,075 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities.
    The average value of contracts open during the year ended December 31, 2016 was $(13,773,743).

    At December 31, 2016, open futures contracts were as follows:

    -----------------------------------------------------------------------------------------------------
                                                Number of                                    Unrealized
                                                Contracts     Settlement                    Appreciation
    Description                 Counterparty   Long/(Short)      Month         Value       (Depreciation)
    -----------------------------------------------------------------------------------------------------
    U.S. 10 Year Note (CBT)     Citibank NA        (131)         3/17      $(16,280,844)       $47,779
    U.S. Ultra Bond (CBT)       Citibank NA           3          3/17           480,750         11,352
    U.S. 10 Year Ultra (CBT)    Citibank NA           9          3/17         1,206,563          4,641
    U.S. 5 Year Note (CBT)      Citibank NA         (50)         3/17        (5,883,203)         6,117
    U.S. 2 Year Note (CBT)      Citibank NA          39          3/17         8,450,813         (2,639)
    U.S. Long Bond Note (CBT)   Citibank NA          17          3/17         2,561,156          9,753
    -----------------------------------------------------------------------------------------------------
    Total                                                                  $ (9,464,765)       $77,003
    -----------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    The amount of cash deposited with a broker as collateral at December 31, 2016 was $58,746 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

    Open credit default swap contracts at December 31, 2016 are listed at the end of Schedule of Investments. The average value of swap contracts open during the year ended December 31, 2016 was $62,178.

2. Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. For the year ended December 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equal to 0.40% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2016, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,506 in management fees, administrative costs and certain other reimbursements payable from PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,945 in distribution fees payable to PFD at December 31, 2016.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2016 was as follows:

---------------------------------------------------------------------------------------------------------------
   Statement of Assets          Interest                             Foreign            Equity       Commodity
   and Liabilities              Rate Risk       Credit Risk     Exchange Rate Risk       Risk          Risk
---------------------------------------------------------------------------------------------------------------
   Assets
     Unrealized appreciation
     on futures contracts*       $79,642        $       -              $ -                $ -           $ -
     Unrealized appreciation
     of centrally cleared
     swap contracts                    -           22,708                -                  -             -
---------------------------------------------------------------------------------------------------------------
     Total Value                 $79,642          $22,708              $ -                $ -           $ -
---------------------------------------------------------------------------------------------------------------
   Liabilities
     Unrealized depreciation
     on futures contracts*        $2,639              $ -              $ -                $ -           $ -
---------------------------------------------------------------------------------------------------------------
     Total Value                  $2,639              $ -              $ -                $ -           $ -
---------------------------------------------------------------------------------------------------------------

*     Reflects unrealized appreciation/depreciation of futures contracts (see
      Note 1G). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.


The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2016 was as follows:

---------------------------------------------------------------------------------------------------------------
  Statement of                      Interest     Credit          Foreign
  Operations                       Rate Risk      Risk      Exchange Rate Risk    Equity Risk    Commodity Risk
---------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
    Futures contracts               $239,188    $      -            $ -               $ -              $ -
    Swap contracts                         -      53,851              -                 -                -
---------------------------------------------------------------------------------------------------------------
    Total Value                     $239,188    $ 53,851            $ -               $ -              $ -
===============================================================================================================
  Change in net unrealized
  appreciation (depreciation) on
    Futures contracts               $ 42,056    $      -            $ -               $ -              $ -
    Swap contracts                         -      35,829              -                 -                -
---------------------------------------------------------------------------------------------------------------
    Total Value                     $ 42,056    $ 35,829            $ -               $ -              $ -
---------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Portfolio. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of Pioneer
                                                              (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation
                                                              (government-sponsored issuer of
                                                              debt securities) (1988 - 1990);
                                                              Mortgage Strategies Group,
                                                              Shearson Lehman Hutton, Inc.
                                                              (investment bank) (1987 - 1988);
                                                              and Mortgage Strategies Group,
                                                              Drexel Burnham Lambert, Ltd.
                                                              (investment bank) (1986 - 1987)
================================================================================================================================

**   Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18656-11-0217

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        15

  Notes to Financial Statements                                               19

  Report of Independent Registered Public Accounting Firm                     22

  Approval of Investment Advisory Agreement                                   24

  Trustees, Officers and Service Providers                                    27

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.8%
International Common Stocks                                                 5.2%
Depositary Receipts for International Stocks                                1.0%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     24.3%
Consumer Discretionary                                                     18.5%
Industrials                                                                16.9%
Health Care                                                                16.2%
Consumer Staples                                                            7.0%
Financials                                                                  5.8%
Materials                                                                   4.7%
Energy                                                                      3.6%
Real Estate                                                                 2.2%
Telecommunication Services                                                  0.8%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
   1. Humana, Inc.                                                         2.09%
--------------------------------------------------------------------------------
   2. NVIDIA Corp.                                                         2.00
--------------------------------------------------------------------------------
   3. Dollar Tree, Inc.                                                    1.70
--------------------------------------------------------------------------------
   4. American Airlines
      Group, Inc.                                                          1.53
--------------------------------------------------------------------------------
   5. Nasdaq, Inc.                                                         1.53
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/16         12/31/15
      Class I                                    $ 23.56          $ 26.11

                               Net
Distributions per Share        Investment     Short-Term       Long-Term
(1/1/16 - 12/31/16)            Income         Capital Gains    Capital Gains
      Class I                  $  -           $  -             $ 3.4429

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Select Mid Cap Growth
                 VCT Portfolio Class I              Russel Midcap Growth Index
12/06            $10,000                            $10,000
12/07            $ 9,614                            $11,143
12/08            $ 6,202                            $ 6,204
12/09            $ 8,966                            $ 9,076
12/10            $10,779                            $11,470
12/11            $10,535                            $11,281
12/12            $11,275                            $13,064
12/13            $16,062                            $17,733
12/14            $17,577                            $19,844
12/15            $17,864                            $19,804
12/16            $18,531                            $21,255

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                                                   Class I          Growth Index
--------------------------------------------------------------------------------
10 Years                                            6.36%                 7.83%
5 Years                                            11.96%                13.51%
1 Year                                              3.74%                 7.33%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

Share Class                                                               I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                                    $  1,000.00
Ending Account Value on 12/31/16                                     $  1,034.30
Expenses Paid During Period*                                         $      4.40

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.86% for Class I shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                                               I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                                    $  1,000.00
Ending Account Value on 12/31/16                                     $  1,020.81
Expenses Paid During Period*                                         $      4.37

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.86% for Class I shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Ken Winston reviews the investment environment during the 12-month period ended December 31, 2016, and discusses some of the factors that drove the Pioneer Select Mid Cap Growth VCT Portfolio's performance during the period. Mr. Winston, a vice president at Pioneer and lead portfolio manager of the Portfolio, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Pioneer, and David Sobell, a vice president and portfolio manager at Pioneer.

Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2016?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 3.74% at net asset value during the 12-month period ended December 31, 2016, while the Portfolio's benchmark, the Russell Midcap Growth Index, returned 7.33%. During the same period, the average return of the 108 variable portfolios in Lipper's Mid Cap Growth Underlying Funds category was 1.80%.

Q: How would you describe the investment environment for equities during the 12-month period ended December 31, 2016?

A: Both stocks and oil prices were very volatile for most of the period. Notable weakness at the start of 2016 gave way to a strong recovery that left the Russell Mid Cap Growth Index, the Portfolio's benchmark, showing a small gain (+2.15%) through the first six months of the period (as of June 30, 2016).

     Britain's unexpected decision to leave the European Union ("Brexit") briefly shook the markets in the early summer, but equities once again turned upward until pre-U.S. election jitters blunted the rally. Once the election was over and a winner declared, however, a vigorous rebound drove shares sharply higher through the end of the calendar year. Thus, mid-cap growth equities spent most of the period's 12 months ebbing and flowing, until the November/December rally drove the returns of mid-cap growth stocks solidly into positive territory for the full 12 months.

     Domestic economic growth was generally sluggish for the first half of the 12-month period, but picked up over the second half. The sluggishness was due in part to low oil prices early in the year as well as corporate inventory reduction. Despite consistent job gains and wage growth, consumer spending was not robust, as increases in health care costs and rising rents ate into the pocketbooks of U.S. consumers. Things began to look up for the overall economy in the fourth quarter of 2016, though, and consumer and business confidence also improved substantially after the November election, as investors cheered the prospects of reductions in corporate tax rates, a rolling back of regulations, and fiscal stimulus through increased government spending. Mr. Trump had proposed all of those policies on the campaign trail. If enacted, such policies could provide a boost to the economy, if not in 2017, then in 2018 and beyond.

     Value equities dramatically outperformed growth equities during the 12-month period, as the Russell Midcap Value Index returned an even 20%, while the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 7.33% -- an unprecedented 12.67% spread between the returns of value and growth stocks. Dramatic increases in commodity prices after their early-year slump, including a near doubling of oil prices, provided a further boost to cyclical, value-oriented stocks as the period progressed.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Q: What factors most affected the Portfolio's performance over the 12-month period ended December 31, 2016?

A: Our investment strategy in managing the Portfolio typically calls for an overweighting of sectors and industry groups where sustainable growth companies tend to be more prevalent. Such areas include health care, software and services, business services, and certain industries within the consumer discretionary sector. Thus, during a 12-month period that saw cyclical, commodity-oriented, and value-oriented stocks dominate equity markets, the Portfolio's absolute performance, while positive, struggled overall, as our core focus areas of health care and software and services substantially underperformed other industry groups. Health care, in fact, was the only sector within the Russell Index to record a negative return for the full 12-month period (-3.12%).

    The Portfolio's underperformance relative to the benchmark Russell Index stemmed almost entirely from unsuccessful stock selection results, particularly in the consumer discretionary and information technology sectors. Sector allocation had a positive effect on benchmark-relative returns. The Portfolio's overweight stance in the underperforming health care sector was a drag on relative performance, but an overweight of the outperforming energy sector and an underweight to the struggling consumer discretionary sector offset that negative.

    As noted earlier, stock selection results were most disappointing in consumer discretionary and information technology, while results in the industrials sector also hurt benchmark-relative returns. Stock selection was quite positive in health care during the period, despite the overall weak performance of the sector over the 12 months.

Q: Which individual holdings detracted the most from the Portfolio's benchmark-relative returns during the 12-month period ended December 31, 2016?

A: In health care, two of the Portfolio's biggest disappointments during the period were positions in Ophthotech and Jazz Pharmaceuticals. Shares of Ophthotech, a biopharmaceutical company with novel therapeutics for the treatments of eye diseases, declined in the fourth quarter after the company announced that its lead drug candidate (Fovista) did not meet expected efficacy milestones in clinical trials. We exited the Portfolio's position in Ophthotech before the end of the 12-month period. Shares of Jazz Pharmaceuticals, a specialty company and long-term Portfolio holding that has a diverse array of products targeting narcolepsy, oncology, pain, and psychiatry, declined in August when management slightly lowered its 2016 earnings outlook due to increased expenses associated with a recent acquisition. We believe the company's prospects remain favorable, however, and so we have retained the shares in the Portfolio. Also in health care, shares of Endo International, a maker of branded and generic drugs, declined substantially due to weakened fundamentals and investor concerns that the political environment was becoming unfavorable for drug companies, thus potentially limiting normal price increases for both generic and branded products. We eliminated the Portfolio's position during the period.

    In the information technology sector, an underweight in semiconductor firm NVIDIA hurt the Portfolio's benchmark-relative performance. NVIDIA manufactures 3D graphic processors and software that have traditionally focused on PC gaming. Increasingly, however, the focus is shifting to products

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

    for data center and automotive applications, including self-driving cars. The Portfolio did not own NVIDIA's shares for much of the 12-month period because we saw the stock's high valuation as presenting an unfavorable risk/reward ratio. We were wrong in our assessment, and so we began to acquire NVIDIA's shares as the period progressed. However, the lack of exposure to and substantial underweighting of NVIDIA from June 30, when the company's shares entered the Russell Index, through period end detracted from benchmark-relative returns as the stock continued to appreciate in price. Also in information technology, the Portfolio's position in Fitbit detracted from benchmark-relative performance. Fitbit is the dominant brand among wearable fitness trackers, and we acquired the shares around mid-year, believing that the growth of fitness-tracker adoption among consumers would persist. However, the company's share price declined substantially early in November as Fitbit missed profitability expectations and sharply reduced its earnings forecast. We lost confidence in Fitbit's potential and exited the Portfolio's position entirely.

Q: Which individual positions in the Portfolio had the greatest positive effects on benchmark-relative performance during the 12-month period ended December 31, 2016?

A: The three biggest contributors to the Portfolio's benchmark-relative returns during the 12-month period were positions in TESARO, Medivation, and WellCare Health Plans, all in the health care sector. TESARO is a biopharmaceutical company that focuses on oncology therapies. The company has a unique, late-stage inhibitor for the treatment of ovarian and breast cancers as well as other potential products for various tumor indications. TESARO's shares rose dramatically in the second half of the period in response to positive results from the company's experimental ovarian cancer drug study. We continue to believe TESARO has a unique position within its industry, and that it may be attractive to larger companies.

    Medivation, a biopharmaceutical innovator, focuses on developing cancer therapies. The company's lead product, XTANDI, has approval for the treatment of advanced prostate cancer. During the period, Medivation agreed to an acquisition offer from Pfizer at a substantial premium to its share price. We exited the Portfolio's position after the acquisition announcement, reaping a substantial gain.

    WellCare Health Plans provides managed care services for government-sponsored health care programs such as Medicare and Medicaid, though with concentrated Medicaid enrollment in a few states. WellCare's stock was strong throughout the period and the company appears well positioned for Medicaid expansion. Moreover, its Medicare Advantage prescription drug plan exposure provides nice diversification. WellCare also won a number of new business proposals during the period, and its membership growth surpassed expectations.

Q: Did you invest the Portfolio in any derivative securities during the 12-month period ended December 31, 2016?

A:  No, the Portfolio did not own any derivatives during the period.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q:   What is your investment outlook?

A: We are cautiously optimistic about the relative and absolute return potential for mid-cap growth equities in 2017 and beyond. Cyclical stocks have outperformed of late, spurred by hopes of enhanced economic growth under the incoming Trump administration. However, we believe investors will again favor investments in sustainable growth companies if increases in both inflation expectations and interest rates temper economic growth expectations. Under that scenario, the enhanced economic growth now anticipated by investors in the U.S. could take more time to materialize than expected. In such an environment, we believe market participants will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation -- characteristics found in the types of equities that we favor holding in the Portfolio.

     At the end of the 12-month period, the Portfolio's most significant sector overweights versus the Russell Index were in information technology, energy, industrials, and health care, while the most significant underweights relative to the benchmark were in consumer discretionary and real estate.

Please refer to the Schedule of Investments on pages 8 to 14 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

Shares                                                                                   Value
            COMMON STOCKS - 99.4%
            Energy - 3.6%
            Oil & Gas Equipment & Services - 0.7%
   7,746    Basic Energy Services, Inc.                                        $       273,821
  23,449    Forum Energy Technologies, Inc.*                                           515,878
                                                                               ---------------
                                                                               $       789,699
                                                                               ---------------
            Oil & Gas Exploration & Production - 2.1%
  37,261    Cabot Oil & Gas Corp.                                              $       870,417
   4,892    Cimarex Energy Co.                                                         664,823
  10,214    Continental Resources, Inc.*                                               526,430
  18,247    Oasis Petroleum, Inc.*                                                     276,260
                                                                               ---------------
                                                                               $     2,337,930
                                                                               ---------------
            Oil & Gas Refining & Marketing - 0.8%
  13,836    Delek US Holdings, Inc.                                            $       333,033
  15,209    HollyFrontier Corp.                                                        498,247
                                                                               ---------------
                                                                               $       831,280
                                                                               ---------------
            Total Energy                                                       $     3,958,909
                                                                               ---------------
            Materials - 4.8%
            Commodity Chemicals - 0.3%
   5,396    Trinseo SA                                                         $       319,983
                                                                               ---------------
            Fertilizers & Agricultural Chemicals - 0.5%
   9,756    FMC Corp.                                                          $       551,799
                                                                               ---------------
            Specialty Chemicals - 1.1%
   5,724    Albemarle Corp.                                                    $       492,722
  31,679    Flotek Industries, Inc.*                                                   297,466
   1,665    The Sherwin-Williams Co.                                                   447,452
                                                                               ---------------
                                                                               $     1,237,640
                                                                               ---------------
            Construction Materials - 1.1%
   9,624    Vulcan Materials Co.                                               $     1,204,444
                                                                               ---------------
            Metal & Glass Containers - 0.7%
   9,918    Ball Corp.                                                         $       744,544
                                                                               ---------------
            Paper Packaging - 0.8%
  10,335    Packaging Corp. of America                                         $       876,615
                                                                               ---------------
            Steel - 0.3%
  18,065    Allegheny Technologies, Inc.                                       $       287,775
                                                                               ---------------
            Total Materials                                                    $     5,222,800
                                                                               ---------------
            Capital Goods - 11.7%
            Aerospace & Defense - 1.0%
  11,445    B/E Aerospace, Inc.*                                               $       688,875
   2,914    Raytheon Co.                                                               413,788
                                                                               ---------------
                                                                               $     1,102,663
                                                                               ---------------
            Building Products - 1.4%
  15,073    AO Smith Corp.                                                     $       713,707
   6,130    Fortune Brands Home & Security, Inc.                                       327,710
   3,552    Lennox International, Inc.                                                 544,060
                                                                               ---------------
                                                                               $     1,585,477
                                                                               ---------------

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                                   Value
            Electrical Components & Equipment - 1.4%
   3,995    Acuity Brands, Inc.                                                $       922,286
  16,393    Sensata Technologies Holding NV*                                           638,507
                                                                               ---------------
                                                                               $     1,560,793
                                                                               ---------------
            Industrial Conglomerates - 1.5%
   3,670    Carlisle Companies, Inc.                                           $       404,764
  16,853    ITT, Inc.                                                                  650,020
   3,511    Roper Technologies, Inc.                                                   642,794
                                                                               ---------------
                                                                               $     1,697,578
                                                                               ---------------
            Construction & Farm Machinery & Heavy Trucks - 0.7%
   5,150    PACCAR, Inc.                                                       $       329,085
   3,736    WABCO Holdings, Inc.*                                                      396,576
                                                                               ---------------
                                                                               $       725,661
                                                                               ---------------
            Industrial Machinery - 3.9%
  24,938    Albany International Corp.                                         $     1,154,629
  14,309    Colfax Corp.*                                                              514,122
   8,123    Dover Corp.                                                                608,656
   2,770    Snap-on, Inc.                                                              474,418
  13,164    SPX FLOW, Inc.                                                             422,038
   3,129    Stanley Black & Decker, Inc.                                               358,865
  14,504    Xylem, Inc.                                                                718,238
                                                                               ---------------
                                                                               $     4,250,966
                                                                               ---------------
            Trading Companies & Distributors - 1.8%
  18,947    MRC Global, Inc.*                                                  $       383,866
  10,450    MSC Industrial Direct Co., Inc.                                            965,476
   5,743    United Rentals, Inc.*                                                      606,346
                                                                               ---------------
                                                                               $     1,955,688
                                                                               ---------------
            Total Capital Goods                                                $    12,878,826
                                                                               ---------------
            Commercial Services & Supplies - 2.3%
            Environmental & Facilities Services - 0.5%
   7,429    Waste Connections, Inc.                                            $       583,845
                                                                               ---------------
            Research & Consulting Services - 1.8%
   6,823    Equifax, Inc.                                                      $       806,683
  13,817    Verisk Analytics, Inc.*                                                  1,121,526
                                                                               ---------------
                                                                               $     1,928,209
                                                                               ---------------
            Total Commercial Services & Supplies                               $     2,512,054
                                                                               ---------------
            Transportation - 2.8%
            Airlines - 2.8%
   8,830    Alaska Air Group, Inc.                                             $       783,486
  35,879    American Airlines Group, Inc.                                            1,675,191
  12,854    Southwest Airlines Co.                                                     640,643
                                                                               ---------------
                                                                               $     3,099,320
                                                                               ---------------
            Total Transportation                                               $     3,099,320
                                                                               ---------------
            Automobiles & Components - 0.4%
            Auto Parts & Equipment - 0.4%
   3,402    Lear Corp.                                                         $       450,323
                                                                               ---------------
            Total Automobiles & Components                                     $       450,323
                                                                               ---------------

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF  INVESTMENTS 12/31/16                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                                   Value
            Consumer Durables & Apparel - 2.0%
            Home Furnishings - 1.0%
   5,391    Mohawk Industries, Inc.*                                           $     1,076,475
                                                                               ---------------
            Housewares & Specialties - 0.5%
  12,205    Newell Brands, Inc.                                                $       544,953
                                                                               ---------------
            Textiles - 0.5%
  31,002    Kate Spade & Co.                                                   $       578,807
                                                                               ---------------
            Total Consumer Durables & Apparel                                  $     2,200,235
                                                                               ---------------
            Consumer Services - 6.0%
            Casinos & Gaming - 1.3%
  17,356    International Game Technology Plc                                  $       442,925
  33,701    MGM Resorts International*                                                 971,600
                                                                               ---------------
                                                                               $     1,414,525
                                                                               ---------------
            Hotels, Resorts & Cruise Lines - 1.0%
  21,217    Hilton Worldwide Holdings, Inc.                                    $       577,102
  11,850    Norwegian Cruise Line Holdings, Ltd.*                                      503,980
                                                                               ---------------
                                                                               $     1,081,082
                                                                               ---------------
            Leisure Facilities - 0.3%
  17,323    Planet Fitness, Inc.                                               $       348,192
                                                                               ---------------
            Restaurants - 2.8%
   6,442    Brinker International, Inc.                                        $       319,072
  20,395    Dave & Buster's Entertainment, Inc.                                      1,148,238
   6,648    Jack in the Box, Inc.*                                                     742,183
   4,429    Panera Bread Co.*                                                          908,344
                                                                               ---------------
                                                                               $     3,117,837
                                                                               ---------------
            Specialized Consumer Services - 0.6%
  17,362    ServiceMaster Global Holdings, Inc.                                $       654,027
                                                                               ---------------
            Total Consumer Services                                            $     6,615,663
                                                                               ---------------
            Media - 1.3%
            Broadcasting - 0.3%
   4,909    Scripps Networks Interactive, Inc.                                 $       350,355
                                                                               ---------------
            Cable & Satellite - 0.5%
   7,527    Liberty Broadband Corp.                                            $       545,406
                                                                               ---------------
            Movies & Entertainment - 0.5%
  20,038    Live Nation Entertainment, Inc.*                                   $       533,011
                                                                               ---------------
            Total Media                                                        $     1,428,772
                                                                               ---------------
            Retailing - 8.7%
            Distributors - 0.8%
  29,168    LKQ Corp.*                                                         $       893,999
                                                                               ---------------
            Internet Retail - 0.5%
   5,332    Expedia, Inc.                                                      $       604,009
                                                                               ---------------
            Department Stores - 0.4%
  12,883    Macy's, Inc.                                                       $       461,340
                                                                               ---------------
            General Merchandise Stores - 2.0%
  24,101    Dollar Tree, Inc.*                                                 $     1,860,115
  12,938    Ollie's Bargain Outlet Holdings, Inc.                                      368,086
                                                                               ---------------
                                                                               $     2,228,201
                                                                               ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                                   Value
            Apparel Retail - 0.8%
  13,080    Ross Stores, Inc.                                                  $       858,048
                                                                               ---------------
            Home Improvement Retail - 0.6%
   8,974    Lowe's Companies, Inc.                                             $       638,231
                                                                               ---------------
            Specialty Stores - 1.9%
  11,311    Sally Beauty Holdings, Inc.*                                       $       298,837
  11,748    Tractor Supply Co.*                                                        890,616
   3,572    Ulta Salon Cosmetics & Fragrance, Inc.*                                    910,646
                                                                               ---------------
                                                                               $     2,100,099
                                                                               ---------------
            Automotive Retail - 1.7%
   3,040    Advance Auto Parts, Inc.                                           $       514,125
   4,682    O'Reilly Automotive, Inc.*                                               1,303,516
                                                                               ---------------
                                                                               $     1,817,641
                                                                               ---------------
            Total Retailing                                                    $     9,601,568
                                                                               ---------------
            Food & Staples Retailing - 1.7%
            Drug Retail - 0.8%
 104,193    Rite Aid Corp.*                                                    $       858,550
                                                                               ---------------
            Food Retail - 0.9%
  19,895    The Kroger Co.                                                     $       686,576
  10,970    Whole Foods Market, Inc.                                                   337,437
                                                                               ---------------
                                                                               $     1,024,013
                                                                               ---------------
            Total Food & Staples Retailing                                     $     1,882,563
                                                                               ---------------
            Food, Beverage & Tobacco - 5.3%
            Brewers - 1.2%
  13,068    Molson Coors Brewing Co. (Class B)                                 $     1,271,647
                                                                               ---------------
            Distillers & Vintners - 0.5%
   3,555    Constellation Brands, Inc.*                                        $       545,017
                                                                               ---------------
            Soft Drinks - 0.6%
  15,449    Monster Beverage Corp.                                             $       685,009
                                                                               ---------------
            Packaged Foods & Meats - 3.0%
  36,145    Amplify Snack Brands, Inc.                                         $       318,437
  24,998    Blue Buffalo Pet Products, Inc.                                            600,952
  14,776    Conagra Brands, Inc.                                                       584,391
  18,557    The Hain Celestial Group, Inc.*                                            724,280
   6,129    The Hershey Co.                                                            633,922
   3,217    The JM Smucker Co.                                                         411,969
                                                                               ---------------
                                                                               $     3,273,951
                                                                               ---------------
            Total Food, Beverage & Tobacco                                     $     5,775,624
                                                                               ---------------
            Health Care Equipment & Services - 9.6%
            Health Care Equipment - 2.3%
  33,985    Boston Scientific Corp.*                                           $       735,096
  11,999    Edwards Lifesciences Corp.*                                              1,124,306
   5,047    Nevro Corp.                                                                366,715
   5,441    Penumbra, Inc.                                                             347,136
                                                                               ---------------
                                                                               $     2,573,253
                                                                               ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                                   Value
            Health Care Supplies - 2.4%
  16,923    Align Technology, Inc.*                                            $     1,626,808
  50,715    Endologix, Inc.*                                                           290,090
   3,758    The Cooper Companies, Inc.                                                 657,387
                                                                               ---------------
                                                                               $     2,574,285
                                                                               ---------------
            Health Care Distributors - 0.8%
  11,891    Cardinal Health, Inc.                                              $       855,795
                                                                               ---------------
            Health Care Services - 0.5%
   8,472    MEDNAX, Inc.*                                                      $       564,744
                                                                               ---------------
            Managed Health Care - 3.6%
   6,704    Centene Corp.*                                                     $       378,843
  11,213    Humana, Inc.                                                             2,287,787
   9,602    WellCare Health Plans, Inc.*                                             1,316,242
                                                                               ---------------
                                                                               $     3,982,872
                                                                               ---------------
            Total Health Care Equipment & Services                             $    10,550,949
                                                                               ---------------
            Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
            Biotechnology - 4.3%
  27,361    Alder Biopharmaceuticals, Inc.                                     $       569,109
   8,296    Alkermes Plc*                                                              461,092
   9,171    Incyte Corp.*                                                              919,576
  12,391    Neurocrine Biosciences, Inc.*                                              479,532
   9,287    Prothena Corp Plc*                                                         456,828
  11,323    TESARO, Inc.*                                                            1,522,717
   3,901    Vertex Pharmaceuticals, Inc.*                                              287,387
                                                                               ---------------
                                                                               $     4,696,241
                                                                               ---------------
            Pharmaceuticals - 1.3%
  13,732    Jazz Pharmaceuticals Plc*                                          $     1,497,200
                                                                               ---------------
            Life Sciences Tools & Services - 0.9%
  13,191    Charles River Laboratories International, Inc.*                    $     1,005,022
                                                                               ---------------
            Total Pharmaceuticals, Biotechnology & Life Sciences               $     7,198,463
                                                                               ---------------
            Banks - 1.2%
            Regional Banks - 1.2%
  23,973    Fifth Third Bancorp                                                $       646,552
   4,148    SVB Financial Group*                                                       712,046
                                                                               ---------------
                                                                               $     1,358,598
                                                                               ---------------
            Total Banks                                                        $     1,358,598
                                                                               ---------------
            Diversified Financials - 4.1%
            Specialized Finance - 0.5%
   9,771    Intercontinental Exchange, Inc.                                    $       551,280
                                                                               ---------------
            Asset Management & Custody Banks - 0.5%
  18,400    Invesco, Ltd.                                                      $       558,256
                                                                               ---------------
            Investment Banking & Brokerage - 1.1%
  27,470    TD Ameritrade Holding Corp.                                        $     1,197,692
                                                                               ---------------
            Financial Exchanges & Data - 2.0%
  24,921    Nasdaq, Inc.                                                       $     1,672,698
   4,608    S&P Global, Inc.                                                           495,544
                                                                               ---------------
                                                                               $     2,168,242
                                                                               ---------------
            Total Diversified Financials                                       $     4,475,470
                                                                               ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

----------------------------------------------------------------------------------------------
Shares                                                                                   Value
----------------------------------------------------------------------------------------------
            Insurance - 0.5%
            Insurance Brokers - 0.5%
   4,649    Willis Towers Watson Plc                                           $       568,480
                                                                               ---------------
            Total Insurance                                                    $       568,480
                                                                               ---------------
            Software & Services - 11.3%
            Internet Software & Services - 2.0%
   8,657    CoStar Group, Inc.*                                                $     1,631,758
  12,599    Criteo SA (A.D.R.)                                                         517,567
                                                                               ---------------
                                                                               $     2,149,325
                                                                               ---------------
            IT Consulting & Other Services - 0.5%
   5,884    Gartner, Inc.*                                                     $       594,696
                                                                               ---------------
            Data Processing & Outsourced Services - 3.6%
  21,219    Fidelity National Information Services, Inc.                       $     1,605,005
  29,233    Total System Services, Inc.                                              1,433,294
  15,732    Vantiv, Inc.*                                                              937,942
                                                                               ---------------
                                                                               $     3,976,241
                                                                               ---------------
            Application Software - 3.3%
  11,182    Blackbaud, Inc.                                                    $       715,648
  14,259    HubSpot, Inc.*                                                             670,173
  10,177    Intuit, Inc.                                                             1,166,386
   3,247    The Ultimate Software Group, Inc.*                                         592,090
  22,512    Zendesk, Inc.                                                              477,254
                                                                               ---------------
                                                                               $     3,621,551
                                                                               ---------------
            Systems Software - 1.0%
  14,497    ServiceNow, Inc.*                                                  $     1,077,707
                                                                               ---------------
            Home Entertainment Software - 0.9%
  12,721    Electronic Arts, Inc.*                                             $     1,001,906
                                                                               ---------------
            Total Software & Services                                          $    12,421,426
                                                                               ---------------
            Technology Hardware & Equipment - 2.7%
            Communications Equipment - 1.3%
   6,660    Harris Corp.                                                       $       682,450
   5,887    Palo Alto Networks, Inc.*                                                  736,169
                                                                               ---------------
                                                                               $     1,418,619
                                                                               ---------------
            Western Digital Corp. - 0.8%
  12,300    Western Digital Corp.                                              $       835,785
                                                                               ---------------
            Technology Distributors - 0.6%
  13,338    CDW Corp./DE*                                                      $       694,776
                                                                               ---------------
            Total Technology Hardware & Equipment                              $     2,949,180
                                                                               ---------------
            Semiconductors & Semiconductor Equipment - 10.3%
            Semiconductor Equipment - 1.3%
  13,761    Lam Research Corp.*                                                $     1,454,951
                                                                               ---------------
            Semiconductors - 9.0%
  12,639    Analog Devices, Inc.                                               $       917,844
   8,444    Broadcom, Ltd.                                                           1,492,646
  68,197    Cypress Semiconductor Corp.                                                780,174
  40,715    Micron Technology, Inc.*                                                   892,473
  20,984    Microsemi Corp.*                                                         1,132,506
  20,469    NVIDIA Corp.                                                             2,184,861

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Shares                                                                                   Value
----------------------------------------------------------------------------------------------
            Semiconductors - (continued)
  38,270    ON Semiconductor Corp.*                                            $       488,325
  11,905    Silicon Motion Technology Corp. (A.D.R.)                                   505,724
   7,181    Skyworks Solutions, Inc.*                                                  536,133
  14,619    Xilinx, Inc.                                                               882,549
                                                                               ---------------
                                                                               $     9,813,235
                                                                               ---------------
            Total Semiconductors & Semiconductor Equipment                     $    11,268,186
                                                                               ---------------
            Telecommunication Services - 0.3%
            Integrated Telecommunication Services - 0.3%
   3,583    SBA Communications Corp.*                                          $       369,981
                                                                               ---------------
            Total Telecommunication Services                                   $       369,981
                                                                               ---------------
            Real Estate - 2.3%
            Industrial REIT - 0.5%
  18,716    Duke Realty Corp.                                                  $       497,097
                                                                               ---------------
            Specialized REIT - 1.3%
   2,779    Equinix, Inc.                                                      $       993,242
   6,694    Lamar Advertising Company                                                  450,105
                                                                               ---------------
                                                                               $     1,443,347
                                                                               ---------------
            Real Estate Services - 0.5%
   5,496    Jones Lang LaSalle, Inc.                                           $       555,316
                                                                               ---------------
            Total Real Estate                                                  $     2,495,760
                                                                               ---------------
            TOTAL COMMON STOCKS
            (Cost $90,891,892)                                                 $   109,283,150
                                                                               ---------------
            TOTAL INVESTMENT IN SECURITIES - 99.4%
            (Cost $90,891,892) (a)                                             $   109,283,150
                                                                               ---------------
            OTHER ASSETS & LIABILITIES - 0.6%                                  $       643,330
                                                                               ---------------
            NET ASSETS - 100.0%                                                $   109,926,480
                                                                               ===============

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $91,663,996 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                           $   19,492,504
              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                               (1,873,350)
                                                                                     --------------
              Net unrealized appreciation                                            $   17,619,154
                                                                                     ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016 aggregated to $108,659,635 and $121,266,801, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                             Level 1         Level 2      Level 3         Total
Common Stocks              $109,283,150        $ --        $ --        $109,283,150
                           ------------        ----        ----        ------------
       Total               $109,283,150        $ --        $ --        $109,283,150
                           ============        ====        ====        ============

During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended    Year Ended    Year Ended    Year Ended  Year Ended
                                                              12/31/16      12/31/15      12/31/14      12/31/13    12/31/12
Class I
Net asset value, beginning of period                          $  26.11      $  28.73      $  32.78      $  24.07    $  22.49
                                                              --------      --------      --------      --------    --------
Increase (decrease) from investment operations:
    Net investment income (loss)                              $   0.01(d)   $  (0.04)(d)  $  (0.07)     $  (0.11)   $  (0.09)
    Net realized and unrealized gain (loss) on investments        0.88          0.68          2.93         10.05        1.67
                                                              --------      --------      --------      --------    --------
       Net increase (decrease) from investment operations     $   0.89      $   0.64      $   2.86      $   9.94    $   1.58
Distribution to shareowners:
   Net realized gain                                          $  (3.44)     $  (3.26)     $  (6.91)     $  (1.23)   $     --
                                                              --------      --------      --------      --------    --------
Total distributions                                           $  (3.44)     $  (3.26)     $  (6.91)     $  (1.23)   $     --
                                                              --------      --------      --------      --------    --------
Net increase (decrease) in net asset value                    $  (2.55)     $  (2.62)     $  (4.05)     $   8.71    $   1.58
                                                              --------      --------      --------      --------    --------
Net asset value, end of period                                $  23.56      $  26.11      $  28.73      $  32.78    $  24.07
                                                              ========      ========      ========      ========    ========
Total return*                                                     3.74%(f)      1.63%(e)      9.43%(b)     42.46%       7.02%(a)
Ratio of net expenses to average net assets (c)                   0.86%         0.86%         0.86%         0.84%       0.85%
Ratio of net investment income (loss) to average net assets       0.06%        (0.13)%       (0.25)%       (0.36)%     (0.34)%
Portfolio turnover rate                                             97%           93%          106%          162%        135%
Net assets, end of period (in thousands)                      $109,926      $119,727      $132,496      $135,657    $110,170
Ratios with no waiver of fees and assumption of expenses by
    Pioneer Investment Management, Inc. and no reduction for
    fees paid indirectly:
    Total expenses to average net assets (d)                      0.86%         0.86%         0.86%         0.84%       0.87%
    Net investment income (loss) to average net assets            0.06%        (0.13)%       (0.25)%       (0.36)%     (0.36)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 9.35%.

(c)    Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

(d) The per share data presented above is based on the average shares outstanding for the period presented.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.

(f) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $90,891,892)                                $   109,283,150
  Cash                                                                               487,822
  Receivables --
     Investment securities sold                                                    1,839,268
     Portfolio shares sold                                                            29,170
     Dividends                                                                        60,360
  Due from Pioneer Investment Management, Inc.                                        20,906
  Other assets                                                                           164
                                                                             ---------------
         Total assets                                                        $   111,720,840
                                                                             ---------------
LIABILITIES:
  Payables --
     Investment securities purchased                                         $     1,634,953
     Portfolio shares repurchased                                                    109,428
     Trustee fees                                                                         76
  Due to affiliates                                                                    6,930
  Accrued expenses                                                                    42,973
                                                                             ---------------
         Total liabilities                                                   $     1,794,360
                                                                             ---------------
NET ASSETS:
  Paid-in capital                                                            $    90,799,650
  Undistributed net investment income                                                 89,788
  Accumulated net realized gain on investments                                       645,784
  Net unrealized appreciation on investments                                      18,391,258
                                                                             ---------------
         Net assets                                                          $   109,926,480
                                                                             ===============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $109,926,480/4,666,260 shares)                           $         23.56
                                                                             ===============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Dividends                                                                    $1,028,635
  Interest                                                                          1,139
                                                                               ----------
        Total investment income                                                             $1,029,774
                                                                                            ----------
EXPENSES:
  Management fees                                                              $  827,961
  Administrative expense                                                           42,324
  Custodian fees                                                                   13,714
  Professional fees                                                                37,600
  Printing expense                                                                 26,178
  Fees and expenses of nonaffiliated Trustees                                       7,791
  Miscellaneous                                                                     6,014
                                                                               ----------
         Total expenses                                                                     $  961,582
                                                                                            ----------
             Net investment income                                                          $   68,192
                                                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND CLASS ACTIONS:
  Net realized gain (loss) on:
    Investments                                                                $1,380,889
    Class actions                                                                  87,197   $1,468,086
                                                                               ----------   ----------
  Change in net unrealized appreciation (depreciation) on investments                       $2,324,185
                                                                                            ----------
  Net realized and unrealized gain (loss) on investments and class actions                  $3,792,271
                                                                                            ----------
  Net increase in net assets resulting from operations                                      $3,860,463
                                                                                            ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Year Ended           Year Ended
                                                                                               12/31/16             12/31/15
FROM OPERATIONS:
Net investment income (loss)                                                                $        68,192     $      (162,679)
Net realized gain (loss) on investments and class actions                                         1,468,086          14,609,532
Change in net unrealized appreciation (depreciation) on investments                               2,324,185         (12,098,693)
                                                                                            ---------------     ---------------
                                                                                            $     3,860,463     $     2,348,160
                                                                                            ---------------     ---------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
     Class I ($3.44 and $3.26 per share, respectively)                                      $  (14,947,722)     $   (14,324,794)
                                                                                            ---------------     ---------------
           Total distributions to shareowners                                               $  (14,947,722)     $   (14,324,794)
                                                                                            ---------------     ---------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $     5,535,855     $     5,174,124
Reinvestment of distributions                                                                    14,947,722          14,324,794
Cost of shares repurchased                                                                      (19,196,767)        (20,291,185)
                                                                                            ---------------     ---------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions      $     1,286,810     $      (792,267)
                                                                                            ---------------     ---------------
     Net decrease in net assets                                                             $    (9,800,449)    $   (12,768,901)
NET ASSETS:
Beginning of year                                                                           $   119,726,929     $   132,495,830
                                                                                            ---------------     ---------------
End of year                                                                                 $   109,926,480     $   119,726,929
                                                                                            ---------------     ---------------
Undistributed net investment income                                                         $        89,788     $        14,266
                                                                                            ===============     ===============

                                                    Year Ended          Year Ended       Year Ended       Year Ended
                                                     12/31/16            12/31/16         12/31/15          12/31/15
                                                      Shares              Amount           Shares            Amount
CLASS I
Shares sold                                          231,442           $  5,535,855        181,951        $  5,174,124
Reinvestment of distributions                        649,619             14,947,722        519,956          14,324,794
Less shares repurchased                             (800,788)           (19,196,767)      (726,968)        (20,291,185)
                                                    --------           ------------       --------        ------------
   Net increase (decrease)                            80,273           $  1,286,810        (25,061)       $   (792,267)
                                                    ========           ============       ========        ============

   The accompanying notes are an integral part of these financial statements.

 Pioneer Select Mid Cap Growth VCT Portfolio    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $7,330 to increase undistributed net investment income and $7,330 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

--------------------------------------------------------------------------------
                                             2016                           2015
--------------------------------------------------------------------------------
Distributions paid from:
Long-term capital gain                   $    14,947,722         $    14,324,794
                                         ---------------         ---------------
Total distributions                      $    14,947,722         $    14,324,794
                                         ===============         ===============

Distributable Earnings
Undistributed ordinary income           $         88,695
Undistributed long-term gain                   1,418,981
Net unrealized appreciation                   17,619,154
                                        ----------------
Total                                   $     19,126,830
                                        ================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustment relating to partnerships and REIT holdings.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,930 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Select Mid Cap Growth VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio manager of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of Pioneer
                                                              (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation
                                                              (government-sponsored issuer of
                                                              debt securities) (1988 - 1990);
                                                              Mortgage Strategies Group,
                                                              Shearson Lehman Hutton, Inc.
                                                              (investment bank) (1987 - 1988);
                                                              and Mortgage Strategies Group,
                                                              Drexel Burnham Lambert, Ltd.
                                                              (investment bank) (1986 - 1987)
================================================================================================================================

**   Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18655-11-0217

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Report of Independent Registered Public Accounting Firm                     18

  Approval of Investment Advisory Agreement                                   20

  Trustees, Officers and Service Providers                                    23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         91.9%
International Common Stocks                                                 8.1%

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.3%
Information Technology                                                     15.7%
Energy                                                                     12.6%
Industrials                                                                11.7%
Consumer Discretionary                                                     11.3%
Real Estate                                                                 6.7%
Materials                                                                   6.2%
Health Care                                                                 4.8%
Utilities                                                                   4.5%
Consumer Staples                                                            3.2%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1.  Jazz Pharmaceuticals Plc                                               3.49%
--------------------------------------------------------------------------------
2.  KeyCorp                                                                3.46
--------------------------------------------------------------------------------
3.  Norwegian Cruise Line
    Holdings, Ltd.                                                         3.16
--------------------------------------------------------------------------------
4.  Microsemi Corp.                                                        2.74
--------------------------------------------------------------------------------
5.  United Continental
    Holdings, Inc.                                                         2.55
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share              12/31/16              12/31/15
      Class I                          $  20.49              $  18.88
      Class II                         $  20.28              $  18.70

                                       Net
Distributions per Share                Investment    Short-Term      Long-Term
(1/1/16 - 12/31/16)                    Income        Capital Gains   Capital Gains
      Class I                          $0.1446       $ -             $1.2268
      Class II                         $0.0918       $ -             $1.2268

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Mid Cap Value   Pioneer Mid Cap Value
          VCT Portfolio Class I   VCT Portfolio Class II    Russell Midcap Value Index
12/06     $10,000                 $10,000                   $10,000
12/07     $10,558                 $10,535                   $ 9,858
12/08     $ 7,013                 $ 6,978                   $ 6,068
12/09     $ 8,807                 $ 8,741                   $ 8,144
12/10     $10,411                 $10,305                   $10,159
12/11     $ 9,825                 $ 9,703                   $10,019
12/12     $10,916                 $10,754                   $11,873
12/13     $14,530                 $14,276                   $15,846
12/14     $16,722                 $16,389                   $18,183
12/15     $15,695                 $15,347                   $17,314
12/16     $18,293                 $17,838                   $20,776

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                            Class I             Class II            Value Index
--------------------------------------------------------------------------------
10 Years                      6.23%                5.96%               7.59%
5 Years                      13.24%               12.95%              15.70%
1 Year                       16.56%               16.23%              20.00%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

Share Class                                                 I              II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                       $1,000.00      $1,000.00
Ending Account Value on 12/31/16                        $1,113.06      $1,111.82
Expenses Paid During Period*                            $    3.77      $    5.10

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                                 I              II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                       $1,000.00      $1,000.00
Ending Account Value on 12/31/16                        $1,021.57      $1,020.31
Expenses Paid During Period*                            $    3.61      $    4.88

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2016. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2016?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned 16.56% at net asset value during the 12-month period ended December 31, 2016, and Class II shares returned 16.23%. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index) returned 20.00%, and the average return of the 97 variable portfolios in Lipper's Multi-Cap Core Underlying Funds category was 16.86%.

Q: How would you describe the investment environment for equities during the 12-month period ended December 31, 2016?

A: The first several weeks of 2016 saw the stock market decline in the United States. An interest-rate increase by the Federal Reserve (the Fed) in December 2015, together with lackluster and even declining corporate earnings, slumping oil prices, and geopolitical tensions caused concern among investors. In mid-February 2016, however, the market began a recovery that lasted essentially through period end, with an occasional interruption, including a quick two-day sell-off immediately following the unexpected results of the June "Brexit" vote in the United Kingdom. The market bounced back quickly, however, and the rally resumed almost unabated over the final six months of the period.

     The factors behind the stock market rally were many, including the Fed's backing away from its early-year intentions to enact multiple rate hikes in 2016, recovering oil and other commodity prices, and better economic data reports in the U.S. In November 2016, the election of Donald Trump sparked another strong market rally, mainly driven by speculation that the new Trump administration will stimulate the economy through fiscal stimulus and less regulation. The economic optimism led investors to bid up the prices of more cyclical, value stocks, and so the Portfolio's benchmark, the Russell Index, returned a very strong 20.00% over the 12-month period, far outdistancing the 7.33% one-year return of the Russell Mid Cap Growth Index.

Q: What were the main reasons for the Portfolio's underperformance relative to its benchmark, the Russell Index, during the 12-month period ended December 31, 2016?

A: Stock selection was the main factor in the Portfolio's underperformance of the Russell Index during the period, with selection results in industrials, information technology, and financials detracting the most from benchmark-relative returns.

     With regard to individual positions, in information technology, the Portfolio's investment in First Solar was the largest negative detractor from benchmark-relative returns during the 12-month period. First Solar's slump was largely attributable to pricing issues in China as well as weak market sentiment about the solar industry. We still own the stock in the Portfolio because we believe in the long-term secular growth story in solar energy. First Solar also has a strong cash position and a solid balance sheet. The

4
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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     second-biggest detractor from the Portfolio's benchmark-relative performance during the period was a position in Jazz Pharmaceuticals, shares of which declined in August when management slightly lowered its 2016 earnings outlook due to increased expenses associated with a recent acquisition. We believe the company's product pipeline is promising, however, and that it will drive the stock price higher in 2017. Goodyear Tire & Rubber was another big underperformer in the Portfolio during the period. Market attitude hampered Goodyear's stock price during the period, as many investors seem to believe that we are nearing the end of a positive cycle in the auto and auto-related industries. We think the long-term picture for Goodyear remains solid, though, as we like the company's management team, which has done a good job cleaning up its balance sheet. In the financials sector, one of the biggest detractors from the Portfolio's benchmark-relative performance was a position we sold early in the fiscal year, Voya Financial, shares of which declined when the Fed's anticipated 2016 rate-hiking cycle failed to materialize, with rate increases pushed out until the end of the calendar year.

Q: Which of your investment decisions benefited the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2016?

A: Stock selection in consumer staples was the biggest positive contributor to the Portfolio's benchmark-relative returns during the period. Meanwhile, sector allocation results were slightly positive for the Portfolio versus the Russell Index, too, as overweights to information technology and consumer staples and an underweight to real estate benefited relative returns.

     Even though overall stock selection results in the information technology sector were weak, two of the best-performing holdings in the Portfolio, Microsemi and NVIDIA, came from that sector. The holding that had the biggest positive effect on the Portfolio's benchmark-relative performance during the 12-month period was Microsemi, a semiconductor firm whose shares rallied due to speculation that the company could be a takeover target. Shares of NVIDIA, another semiconductor firm, also made a strong contribution to benchmark-relative returns during the period. The company is making inroads into all the right information technology "verticals," such as gaming, automobiles (which are increasingly using chip technology), and data centers (due to the widespread conversion to cloud computing). NVIDIA's shares hit our price target during the period, and so we sold the Portfolio's position.

     In consumer staples, shares of food company Tyson Food made a strong contribution to the Portfolio's benchmark-relative performance during the period. Tyson Foods fared well after posting strong earnings results driven in part by synergies from the company's acquisition of Hillshire Brands, as well as a positive outlook. After the stock hit our target, we sold the Portfolio's position in Tyson before period end. Finally, in financials, the Portfolio's shares of KeyCorp rallied after the U.S. election as interest rates increased and there was optimism that the new Trump administration would decrease regulations for financial companies.

Q: Did you invest the Portfolio in any derivative securities during the 12-month period ended December 31, 2016?

A:   No, the Portfolio did not own any derivatives during the period.

                                                                               5
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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

Q: What is your outlook as we near the end of 2016 and move into a new year, with a new administration going to Washington?

A: As we move ahead into 2017, we are constructive in our outlook for equities as valuations are not overly stretched and we think earnings should grow at a double-digit pace. In addition, we believe economic growth may increase as a result of pro-business policies under the Trump administration. Such a development would benefit cyclical stocks as well as financial stocks as interest rates move higher in anticipation of greater levels of inflation.

     The Portfolio's positioning should allow it to benefit from higher interest rates, as we have overweighted financials stocks and underweighted real estate and utilities. The Portfolio is also overweight in the consumer discretionary and information technology stocks, both of which, we think, should benefit from increased economic growth.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

6
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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
          COMMON STOCKS - 99.9%
          Energy - 12.7%
          Oil & Gas Drilling - 3.1%
522,444   Ensco Plc                                                $   5,078,156
226,757   Patterson-UTI Energy, Inc.                                   6,104,298
                                                                   -------------
                                                                   $  11,182,454
                                                                   -------------
          Oil & Gas Equipment &
          Services - 1.3%
230,238   RPC, Inc.                                                $   4,561,015
                                                                   -------------
          Oil & Gas Exploration &
          Production - 7.3%
218,928   Cabot Oil & Gas Corp.                                    $   5,114,158
 50,158   Cimarex Energy Co.                                           6,816,472
 41,672   Concho Resources, Inc.*                                      5,525,707
 29,501   Pioneer Natural Resources Co.                                5,312,245
107,866   Range Resources Corp.                                        3,706,276
                                                                   -------------
                                                                   $  26,474,858
                                                                   -------------
          Oil & Gas Refining &
          Marketing - 1.0%
 43,028   Tesoro Corp.                                             $   3,762,799
                                                                   -------------
          Total Energy                                             $  45,981,126
                                                                   -------------
          Materials - 6.2%
          Fertilizers & Agricultural
          Chemicals - 1.2%
134,011   CF Industries Holdings, Inc.                             $   4,218,666
                                                                   -------------
          Specialty Chemicals - 1.7%
 78,446   Celanese Corp.                                           $   6,176,838
                                                                   -------------
          Metal & Glass Containers - 1.1%
 79,636   Crown Holdings, Inc.*                                    $   4,186,465
                                                                   -------------
          Paper Products - 2.2%
359,611   KapStone Paper and Packaging Corp.                       $   7,929,423
                                                                   -------------
          Total Materials                                          $  22,511,392
                                                                   -------------
          Capital Goods - 7.9%
          Building Products - 2.6%
 66,610   Fortune Brands Home & Security, Inc.                     $   3,560,971
112,017   Owens Corning*                                               5,775,597
                                                                   -------------
                                                                   $   9,336,568
                                                                   -------------
          Construction &
          Engineering - 3.4%
137,306   Chicago Bridge & Iron Co. NV                             $   4,359,466
152,400   Fluor Corp.                                                  8,004,048
                                                                   -------------
                                                                   $  12,363,514
                                                                   -------------
          Industrial Machinery - 1.9%
 94,531   Ingersoll-Rand Plc                                       $   7,093,606
                                                                   -------------
          Total Capital Goods                                      $  28,793,688
                                                                   -------------
          Transportation - 3.8%
          Air Freight & Logistics - 1.3%
 85,818   Expeditors International of
          Washington, Inc.                                         $   4,544,921
                                                                   -------------
          Airlines - 2.5%
126,781   United Continental Holdings, Inc.*                       $   9,239,799
                                                                   -------------
          Total Transportation                                     $  13,784,720
                                                                   -------------
          Automobiles &
          Components - 2.9%
          Auto Parts & Equipment - 0.5%
 45,471   BorgWarner, Inc.                                         $   1,793,376
                                                                   -------------
          Tires & Rubber - 2.4%
285,711   The Goodyear Tire & Rubber Co.                           $   8,819,899
                                                                   -------------
          Total Automobiles
          & Components                                             $  10,613,275
                                                                   -------------
          Consumer Durables &
          Apparel - 3.1%
          Household Appliances - 1.7%
 34,267   Whirlpool Corp.                                          $   6,228,713
                                                                   -------------
          Apparel, Accessories &
          Luxury Goods - 1.4%
143,675   Coach, Inc.                                              $   5,031,498
                                                                   -------------
          Total Consumer Durables
          & Apparel                                                $  11,260,211
                                                                   -------------
          Consumer Services - 3.2%
          Hotels, Resorts & Cruise
          Lines - 3.2%
269,450   Norwegian Cruise Line Holdings, Ltd.*                    $  11,459,708
                                                                   -------------
          Total Consumer Services                                  $  11,459,708
                                                                   -------------
          Media - 2.1%
          Advertising - 2.1%
333,967   The Interpublic Group of
          Companies, Inc.                                          $   7,818,167
                                                                   -------------
          Total Media                                              $   7,818,167
                                                                   -------------
          Food, Beverage &
          Tobacco - 2.7%
          Agricultural Products - 1.2%
 35,435   Ingredion, Inc.                                          $   4,427,958
                                                                   -------------
          Packaged Foods & Meats - 1.5%
 42,402   The JM Smucker Co.                                       $   5,430,000
                                                                   -------------
          Total Food, Beverage
          & Tobacco                                                $   9,857,958
                                                                   -------------
          Health Care Equipment &
          Services - 1.4%
          Health Care Equipment - 1.4%
235,487   Boston Scientific Corp.*                                 $   5,093,584
                                                                   -------------
          Total Health Care Equipment
          & Services                                               $   5,093,584
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

                                                                               7
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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
          Pharmaceuticals, Biotechnology
          & Life Sciences - 3.5%
          Pharmaceuticals - 3.5%
116,224   Jazz Pharmaceuticals Plc*                                $  12,671,902
                                                                   -------------
          Total Pharmaceuticals,
          Biotechnology & Life Sciences                            $  12,671,902
                                                                   -------------
          Banks - 9.2%
          Regional Banks - 7.3%
196,717   Cathay General Bancorp                                   $   7,481,148
315,334   First Horizon National Corp.                                 6,309,833
686,956   KeyCorp                                                     12,550,686
                                                                   -------------
                                                                   $  26,341,667
                                                                   -------------
          Thrifts & Mortgage
          Finance - 1.9%
389,396   Radian Group, Inc.                                       $   7,001,340
                                                                   -------------
          Total Banks                                              $  33,343,007
                                                                   -------------
          Diversified Financials - 5.7%
          Consumer Finance - 2.3%
232,360   Synchrony Financial                                      $   8,427,697
                                                                   -------------
          Asset Management & Custody
          Banks - 1.6%
188,955   Invesco, Ltd.                                            $   5,732,895
                                                                   -------------
          Financial Exchanges &
          Data - 1.8%
 99,196   Nasdaq, Inc.                                             $   6,658,036
                                                                   -------------
          Total Diversified Financials                             $  20,818,628
                                                                   -------------
          Insurance - 8.4%
          Life & Health Insurance - 3.9%
115,356   Lincoln National Corp.                                   $   7,644,642
146,589   Unum Group                                                   6,439,655
                                                                   -------------
                                                                   $  14,084,297
                                                                   -------------
          Multi-line Insurance - 1.6%
120,683   The Hartford Financial Services
          Group, Inc.                                              $   5,750,545
                                                                   -------------
          Property & Casualty
          Insurance - 2.9%
273,088   Old Republic International Corp.                         $   5,188,672
 61,769   The Hanover Insurance Group, Inc.                            5,621,597
                                                                   -------------
                                                                   $  10,810,269
                                                                   -------------
          Total Insurance                                          $  30,645,111
                                                                   -------------
          Software & Services - 1.1%
          IT Consulting & Other
          Services - 1.1%
 65,949   Amdocs, Ltd.                                             $   3,841,529
                                                                   -------------
          Total Software & Services                                $   3,841,529
                                                                   -------------
          Technology Hardware &
          Equipment - 6.1%
          Communications
          Equipment - 1.9%
 67,169   Harris Corp.                                             $   6,882,807
                                                                   -------------
          Technology Hardware,
          Storage & Peripherals - 0.9%
 48,440   Western Digital Corp.                                    $   3,291,498
                                                                   -------------
          Electronic Manufacturing
          Services - 1.8%
 63,869   IPG Photonics Corp.                                      $   6,304,509
                                                                   -------------
          Technology Distributors - 1.5%
105,762   CDW Corp./DE*                                            $   5,509,143
                                                                   -------------
          Total Technology Hardware
          & Equipment                                              $  21,987,957
                                                                   -------------
          Semiconductors &
          Semiconductor
          Equipment - 8.6%
          Semiconductor
          Equipment - 1.5%
 52,070   Lam Research Corp.*                                      $   5,505,361
                                                                   -------------
          Semiconductors - 7.1%
218,872   First Solar, Inc.*                                       $   7,023,602
184,134   Microsemi Corp.*                                             9,937,712
682,298   ON Semiconductor Corp.*                                      8,706,122
                                                                   -------------
                                                                   $  25,667,436
                                                                   -------------
          Total Semiconductors &
          Semiconductor Equipment                                  $  31,172,797
                                                                   -------------
          Utilities - 4.6%
          Electric Utilities - 3.0%
 79,879   Edison International                                     $   5,750,489
 91,385   Eversource Energy                                            5,047,194
                                                                   -------------
                                                                   $  10,797,683
                                                                   -------------
          Multi-Utilities - 1.6%
131,610   Public Service Enterprise Group, Inc.                    $   5,775,047
                                                                   -------------
          Total Utilities                                          $  16,572,730
                                                                   -------------
          Real Estate - 6.7%
          Industrial REIT - 1.2%
171,214   Duke Realty Corp.                                        $   4,547,444
                                                                   -------------
          Health Care REIT - 1.1%
128,794   Healthcare Realty Trust, Inc.                            $   3,905,034
                                                                   -------------
          Residential REIT - 2.4%
 18,014   Essex Property Trust, Inc.                               $   4,188,255
 45,222   Mid-America Apartment
          Communities, Inc.                                            4,428,138
                                                                   -------------
                                                                   $   8,616,393
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

8
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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
          Specialized REIT - 2.0%
 42,407   Crown Castle International Corp.                         $   3,679,655
 38,333   Digital Realty Trust, Inc.                                   3,766,601
                                                                   -------------
                                                                   $   7,446,256
                                                                   -------------
          Total Real Estate                                        $  24,515,127
                                                                   -------------
          TOTAL COMMON STOCKS
          (Cost $305,542,072)                                      $ 362,742,617
                                                                   -------------
          TOTAL INVESTMENT IN
          SECURITIES - 99.9%
          (Cost $305,542,072) (a)                                  $ 362,742,617
                                                                   -------------
          OTHER ASSETS &
          LIABILITIES - 0.1%                                       $     208,957
                                                                   -------------
          NET ASSETS - 100.0%                                      $ 362,951,574
                                                                   =============

*      Non-income producing security.

REIT   Real Estate Investment Trust.

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $305,962,149 was as follows:

       Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost               $ 64,913,231
       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                 (8,132,763)
                                                                        ------------
       Net unrealized appreciation                                      $ 56,780,468
                                                                        ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016 aggregated to $257,330,512 and $287,211,144, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                     Level 1       Level 2     Level 3         Total
Common Stocks     $362,742,617     $     -     $     -     $362,742,617
                  ------------     -------     -------     ------------
   Total          $362,742,617     $     -     $     -     $362,742,617
                  ============     =======     =======     ============

During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

                                                                               9
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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year         Year          Year        Year         Year
                                                                  Ended        Ended         Ended       Ended        Ended
                                                                12/31/16     12/31/15      12/31/14    12/31/13     12/31/12
Class I
Net asset value, beginning of period                             $ 18.88      $ 22.79       $ 22.96     $ 17.42      $ 15.85
                                                                 -------      -------       -------     -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.17(a)   $  0.18(a)    $  0.21     $  0.24      $  0.24
   Net realized and unrealized gain (loss) on investments           2.81        (1.38)         3.11        5.49         1.50
                                                                 -------      -------       -------     -------      -------
      Net increase (decrease) from investment operations         $  2.98      $ (1.20)      $  3.32     $  5.73      $  1.74
                                                                 -------      -------       -------     -------      -------
Distribution to shareowners:
   Net investment income                                         $ (0.14)     $ (0.18)      $ (0.22)    $ (0.19)     $ (0.17)
   Net realized gain                                               (1.23)       (2.53)        (3.27)         --           --
                                                                 -------      -------       -------     -------      -------
Total distributions                                              $ (1.37)     $ (2.71)      $ (3.49)    $ (0.19)     $ (0.17)
                                                                 -------      -------       -------     -------      -------
Net increase (decrease) in net asset value                       $  1.61      $ (3.91)      $ (0.17)    $  5.54      $  1.57
                                                                 -------      -------       -------     -------      -------
Net asset value, end of period                                   $ 20.49      $ 18.88       $ 22.79     $ 22.96        17.42
                                                                 =======      =======       =======     =======      =======
Total return*                                                      16.56%       (6.14)%(d)    15.09%      33.10%       11.11%(b)
Ratio of net expenses to average net assets (c)                     0.71%        0.71%         0.71%       0.71%        0.72%
Ratio of net investment income (loss) to average net assets         0.91%        0.84%         0.87%       1.04%        1.17%
Portfolio turnover rate                                               75%          87%           62%         99%         103%
Net assets, end of period (in thousands)                         $68,552      $70,412       $88,618     $90,706      $81,886

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.

(c)    Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.

+      Amount rounds to less than 0.01%.

NOTE : The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

10
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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year         Year          Year        Year         Year
                                                                  Ended        Ended         Ended       Ended        Ended
                                                                12/31/16     12/31/15      12/31/14    12/31/13     12/31/12
Class II
Net asset value, beginning of period                             $  18.70     $  22.59     $  22.79     $  17.30     $  15.75
                                                                 --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
    Net investment income (loss)                                 $   0.12(a)  $   0.12(a)  $   0.15     $   0.18     $   0.14
    Net realized and unrealized gain (loss) on investments           2.78        (1.36)        3.08         5.46         1.55
                                                                 --------     --------     --------     --------     --------
      Net increase (decrease) from investment operations         $   2.90     $  (1.24)    $   3.23     $   5.64     $   1.69
                                                                 --------     --------     --------     --------     --------
Distribution to shareowners:
   Net investment income                                         $  (0.09)    $  (0.12)    $  (0.16)    $  (0.15)    $  (0.14)
   Net realized gain                                                (1.23)       (2.53)       (3.27)          --           --
                                                                 --------     --------     --------     --------     --------
Total distributions                                              $  (1.32)    $  (2.65)    $  (3.43)    $  (0.15)    $  (0.14)
                                                                 --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                       $   1.58     $  (3.89)    $  (0.20)    $   5.49     $   1.55
                                                                 --------     --------     --------     --------     --------
Net asset value, end of period                                   $  20.28     $  18.70     $  22.59     $  22.79     $  17.30
                                                                 ========     ========     ========     ========     ========
Total return*                                                       16.23%       (6.35)%(d)   14.80%       32.75%       10.83%(b)
Ratio of net expenses to average net assets (c)                      0.96%        0.96%        0.96%        0.96%        0.97%
Ratio of net investment income (loss) to average net assets          0.67%        0.60%        0.62%        0.79%        0.94%
Portfolio turnover rate                                                75%          87%          62%          99%         103%
Net assets, end of period (in thousands)                         $294,399     $274,774     $318,225     $306,189     $259,448

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, and 0.00%, respectively.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $305,542,072)                      $362,742,617
  Receivables --
     Portfolio shares sold                                                60,129
     Dividends                                                           385,784
                                                                    ------------
        Total assets                                                $363,188,530
                                                                    ------------
LIABILITIES:
  Payables --
     Portfolio shares repurchased                                   $     78,421
  Due to affiliates                                                       26,186
  Due to custodian                                                        83,550
  Audit expense                                                           29,500
  Custody expense                                                          4,828
  Printing expense                                                         4,152
  Accrued expenses                                                        10,319
                                                                    ------------
        Total liabilities                                           $    236,956
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $275,374,923
  Undistributed net investment income                                  2,444,259
  Accumulated net realized gain on investments                        27,931,847
  Net unrealized appreciation on investments                          57,200,545
                                                                    ------------
        Net assets                                                  $362,951,574
                                                                    ------------
NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
  Class I (based on $68,552,386/3,345,637 shares)                   $      20.49
                                                                    ------------
  Class II (based on $294,399,188/14,515,054 shares)                $      20.28
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $6,233)                $ 5,553,190
  Interest                                                                 2,337
                                                                     -----------
     Total investment income                                                       $ 5,555,527
                                                                                   -----------
EXPENSES:
  Management fees                                                    $ 2,215,799
  Distribution fees
     Class II                                                            685,952
  Administrative expense                                                 116,885
  Custodian fees                                                          14,146
  Professional fees                                                       41,262
  Printing expense                                                        17,847
  Fees and expenses of nonaffiliated Trustees                             11,808
  Miscellaneous                                                           15,531
                                                                     -----------
     Total expenses                                                                $ 3,119,230
                                                                                   -----------
         Net investment income                                                     $ 2,436,297
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments                                                                    $27,988,305
                                                                                   -----------
  Change in net unrealized appreciation (depreciation) on investments              $22,794,991
                                                                                   -----------
  Net realized and unrealized gain (loss) on investments                           $50,783,296
                                                                                   -----------
  Net increase in net assets resulting from operations                             $53,219,593
                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      Year Ended     Year Ended
                                                                                                       12/31/16       12/31/15
FROM OPERATIONS:
Net investment income (loss)                                                                        $   2,436,297   $   2,457,509
Net realized gain (loss) on investments                                                                27,988,305      20,938,704
Change in net unrealized appreciation (depreciation) on investments                                    22,794,991     (47,406,374)
                                                                                                    -------------   -------------
       Net increase (decrease) in net assets resulting from operations                              $  53,219,593   $ (24,010,161)
                                                                                                    -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.14 and $0.18 per share, respectively)                                             $    (496,622)  $    (636,054)
      Class II ($0.09 and $0.12 per share, respectively)                                               (1,294,860)     (1,658,859)
Net realized gain:
      Class I ($1.23 and $2.53 per share, respectively)                                                (4,213,388)     (9,005,596)
      Class II ($1.23 and $2.53 per share, respectively)                                              (17,304,299)    (34,420,632)
                                                                                                    -------------   -------------
          Total distributions to shareowners                                                        $ (23,309,169)  $ (45,721,141)
                                                                                                    -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                                    $  19,137,418   $  13,688,060
Reinvestment of distributions                                                                          23,309,169      45,721,141
Cost of shares repurchased                                                                            (54,591,245)    (51,334,739)
                                                                                                    -------------   -------------
       Net increase (decrease) in net assets resulting from
          Portfolio share transactions                                                              $ (12,144,658)  $   8,074,462
                                                                                                    -------------   -------------
       Net increase (decrease) in net assets                                                        $  17,765,766   $ (61,656,840)

NET ASSETS:
Beginning of year                                                                                   $ 345,185,808   $ 406,842,648
                                                                                                    -------------   -------------
End of year                                                                                         $ 362,951,574   $ 345,185,808
                                                                                                    =============   =============
Undistributed net investment income                                                                 $   2,444,259   $   2,095,487
                                                                                                    =============   =============

                                                                      Year Ended    Year Ended      Year Ended      Year Ended
                                                                       12/31/16      12/31/16        12/31/15        12/31/15
                                                                        Shares        Amount          Shares          Amount
CLASS I
Shares sold                                                             150,984     $  2,859,267        159,049     $  3,359,754
Reinvestment of distributions                                           254,046        4,710,010        473,791        9,641,650
Less shares repurchased                                                (788,998)     (14,837,115)      (792,279)     (16,692,553)
                                                                      ---------     ------------     ----------     ------------
       Net decrease                                                    (383,968)    $ (7,267,838)      (159,439)    $ (3,691,149)
                                                                      =========     ============     ==========     ============
CLASS II
Shares sold                                                             922,077     $ 16,278,151        472,590     $ 10,328,306
Reinvestment of distributions                                         1,011,924       18,599,159      1,787,884       36,079,491
Less shares repurchased                                              (2,116,502)     (39,754,130)    (1,651,665)     (34,642,186)
                                                                      ---------     ------------     ----------     ------------
       Net increase (decrease)                                         (182,501)    $ (4,876,820)       608,809     $ 11,765,611
                                                                      =========     ============     ==========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES  TO FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

     significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $296,043 to decrease undistributed net investment income and $296,043 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

--------------------------------------------------------------------------------
                                            2016                 2015
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                       $  1,791,482            $  3,114,535
Long-term capital gain                  21,517,687              42,606,606
                                      ------------            ------------
  Total distributions                 $ 23,309,169            $ 45,721,141
                                      ============            ============
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income         $  6,475,463
Undistributed long-term gain            24,320,720
Unrealized appreciation                 56,780,468
                                      ------------
  Total                               $ 87,576,651
                                      ============

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to Real Estate Investment Trust (REIT), and partnerships and other holdings.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,130 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,056 in distribution fees payable to PFD at December 31, 2016.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio manager in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio manager of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They discussed the

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Portfolio's performance with PIM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Portfolio's relative performance and the steps taken by PIM to address the Portfolio's performance, including reducing certain sector exposures. The Trustees' reviews and discussions, including the steps taken by PIM to address the Portfolio's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the first quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of Pioneer
                                                              (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation
                                                              (government-sponsored issuer of
                                                              debt securities) (1988 - 1990);
                                                              Mortgage Strategies Group,
                                                              Shearson Lehman Hutton, Inc.
                                                              (investment bank) (1987 - 1988);
                                                              and Mortgage Strategies Group,
                                                              Drexel Burnham Lambert, Ltd.
                                                              (investment bank) (1986 - 1987)
================================================================================================================================

**    Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                                   This page for your notes.

                                   This page for your notes.

                                   This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18647-11-0217

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        12

  Notes to Financial Statements                                               17

  Report of Independent Registered Public Accounting Firm                     25

  Approval of Investment Advisory Agreement                                   27

  Trustees, Officers and Service Providers                                    30

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.3%
Information Technology                                                     17.1%
Consumer Discretionary                                                     11.6%
Consumer Staples                                                           10.8%
Telecommunication Services                                                 10.6%
Industrials                                                                10.0%
Energy                                                                      9.9%
Materials                                                                   5.9%
Utilities                                                                   0.8%

Geographical Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

China                                                                      21.2%
Brazil                                                                     15.8%
Hong Kong                                                                  10.0%
Russia                                                                      7.0%
South Korea                                                                 6.3%
India                                                                       6.0%
Egypt                                                                       5.7%
Nigeria                                                                     5.3%
Philippines                                                                 5.2%
Taiwan                                                                      4.9%
Greece                                                                      4.3%
United Arab Emirates                                                        4.2%
South Africa                                                                2.3%
Kenya                                                                       1.1%
Other (individually less than 1%)                                           0.7%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
   1. TMK PJSC (G.D.R.)                                                    6.97%
--------------------------------------------------------------------------------
   2. Marfrig Global Foods SA                                              5.70
--------------------------------------------------------------------------------
   3. Global Telecom Holding SAE (G.D.R.)                                  5.68
--------------------------------------------------------------------------------
   4. MMG, Ltd.                                                            5.32
--------------------------------------------------------------------------------
   5. Philippine National Bank                                             5.15
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         12/31/16          12/31/15
     Class I                                       $16.12             $15.25
     Class II                                      $15.91             $15.04

                                Net
Distributions per Share         Investment      Short-Term        Long-Term
(1/1/16 - 12/31/16)             Income          Capital Gains     Capital Gains
     Class I                    $0.0824         $-                $-
     Class II                   $0.0296         $-                $-

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Emerging Markets VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Emerging Markets   Pioneer Emerging Markets
                    VCT Portfolio Class I      VCT Portfolio Class II     MSCI Emerging Markets ND Index
12/06               $10,000                    $10,000                    $10,000
12/07               $14,286                    $14,245                    $13,939
12/08               $ 5,971                    $ 5,940                    $ 6,505
12/09               $10,428                    $10,337                    $11,612
12/10               $12,085                    $11,950                    $13,803
12/11               $ 9,257                    $ 9,128                    $11,260
12/12               $10,365                    $10,192                    $13,312
12/13               $10,161                    $ 9,969                    $12,966
12/14               $ 8,886                    $ 8,693                    $12,682
12/15               $ 7,521                    $ 7,340                    $10,790
12/16               $ 7,991                    $ 7,779                    $11,998

The Morgan Stanley Capital International (MSCI) Emerging Markets ND Index is an unmanaged index that measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

--------------------------------------------------------------------------------
                                                                MSCI Emerging
                                       Class I     Class II   Markets ND Index
--------------------------------------------------------------------------------
10 Years                                -2.22%      -2.48%            1.84%
5 Years                                 -2.90%      -3.15%            1.28%
1 Year                                   6.25%       5.98%           11.19%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

          Share Class                                    I                 II
          ----------------------------------------------------------------------
          Beginning Account Value on 7/1/16          $1,000.00         $1,000.00
          Ending Account Value on 12/31/16           $1,030.75         $1,029.73
          Expenses Paid During Period*               $    9.80         $   11.02

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.92% and 2.16% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $1,015.48          $1,014.28
Expenses Paid During Period*                        $    9.73          $   10.94

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.92% and 2.16% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets VCT Portfolio, discuss the investment environment and the Portfolio's performance during the 12-month period ended December 31, 2016. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a senior vice president at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, a senior vice president and a senior portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2016?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned 6.25% at net asset value during the 12-month period ended December 31, 2016, and Class II shares returned 5.98%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)(1), returned 11.19%. During the same period, the average return of the 77 variable portfolios in Lipper's Emerging Markets Underlying Funds category was 9.09%.

Q: Could you please review the performance of emerging markets stocks during the 12-month period ended December 31, 2016?

A: After experiencing weakness in the initial weeks of the reporting period, emerging markets stocks recovered to finish the calendar year with a healthy gain. The early downturn marked a continuation of the poor performance of emerging markets stocks that characterized the second half of 2015, during which the combination of falling commodity prices and slowing global economic growth weighed heavily on higher-risk asset classes. The backdrop changed for the better in mid-February 2016, however, when the Bank of Japan and the European Central Bank both cut short-term interest rates to below zero. In addition, investors became encouraged that the U.S. Federal Reserve (the Fed) would maintain its low-rate policy for an extended period in the wake of its small interest-rate hike in December 2015, its first in several years. Indeed, the Fed held off until mid-December 2016, a full year after its first rate hike, to increase the Federal funds rate a second time. The actions taken by central banks improved investor sentiment considerably and helped spark rebounds in both commodity prices and global equities.

     Emerging markets stocks performed particularly well in the subsequent rally, reflecting the many positive developments specific to the asset class. For example, Russia and China both began to experience improving economic growth, while the impeachment of Brazil's President Dilma Rousseff fueled hopes for market-oriented reforms in that country. In addition, an improvement in corporate profits provided a new pillar of support for equity returns, following the subpar earnings results of recent years. Together, these factors helped emerging markets stocks finish the 12-month period with a strong total return of 11.19%, as measured by the MSCI Index.

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Q: Which of your investment decisions had the greatest effect on the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2016?

A: In managing the Portfolio, we use a bottom-up approach that seeks to identify the most compelling stock ideas anywhere within the emerging markets investment universe. Rather than constructing the Portfolio in a manner that strives to mimic the composition of the MSCI Index benchmark, we focus on finding what we believe to be undervalued companies with unappreciated catalysts for improved performance. As part of the process, we try to find companies with effective corporate governance as well as a strong shareholder focus, traits that are often demonstrated through above-average dividend* payments and stock buybacks. We believe this approach is more prudent than buying stocks of poorly managed or overvalued companies simply because they might be components of the Portfolio's benchmark.

     During the 12-month period, however, the Portfolio underperformed the MSCI Index, with stock selection results in both information technology and industrials detracting the most from benchmark-relative returns.

     With regard to individual holdings, a position in ChinaCache, which provides technology that allows cities to manage traffic via "congestion charges" on drivers, was the largest single detractor from the Portfolio's benchmark-relative performance during the period. The company missed earnings, causing the stock to lag in the strong market for emerging markets equities over the 12-month period. The Portfolio's benchmark-relative returns also lost ground due to an investment in the Brazilian auto parts manufacturer Tupy, whose position in the supply chain of large U.S. auto producers made it vulnerable to possible shifts in U.S. trade policy under the new Trump administration. We view the situation as a short-term concern, though, as the process of U.S. companies bringing outsourced functions back onshore is a more difficult proposition than Tupy's market performance would indicate. We therefore continued to hold the stock in the Portfolio as of period end.

     Our stock selection process produced the most positive benchmark-relative results for the Portfolio in the banking, materials, and consumer sectors during the 12-month period. The Portfolio holding that made the largest contribution to benchmark-relative performance was Eurobank Ergasias, a Greek bank that benefited from structural improvements in that country's financial system. Eurobank's management provided investors with positive guidance, highlighting the bank's declining cost of capital and potentially improving net interest margins. Another positive contributor to the Portfolio's benchmark-relative performance was a position in Global Telecom Holding, an Egyptian provider of information technology and mobile telecommunications services. The company cut costs, shored up its balance sheet, and continued to address certain governance issues, which led to a recovery in investor sentiment toward the stock. In China, the Portfolio's position in Goodbaby International, which manufactures strollers, car seats, and other child safety products, was another notable contributor to benchmark-relative results during the 12-month period. We originally purchased the shares on the belief that the company was uniquely positioned to capitalize on growing middle-class wealth in China. This has indeed proven to be the case.

* Dividends are not guaranteed.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Portfolio invests in issuers located within specific countries or regions, the Portfolio may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     Meanwhile, Goodbaby's stock price has received a further boost because the company has demonstrated an increased shareholder focus through better management, clearer controls, and stronger progress on governance as compared with its peers.

Q: Did you invest in any derivatives while managing the Portfolio during the 12-month period ended December 31, 2016? If so, did the derivative positions have any effect on the Portfolio's performance?

A: We used derivatives in the form of forward foreign currency contracts in order to help manage the Portfolio's overall risk and volatility profile. Our strategy sought to provide the Portfolio with exposure to currencies on which we had a positive outlook, such as Brazil's, and to hedge some existing equity positions, as was the case with the currencies of Korea and Taiwan. We also used derivatives to hedge currency risk in Nigeria. While we saw an opportunity in Nigerian banks, we sought to hedge the Portfolio's exposure to the country's currency (the naira) given the weakness in oil prices over the early months of the period. Overall, the hedging strategy on the Nigerian currency contributed to the Portfolio's benchmark-relative performance, as the Nigerian government elected to devalue the nation's currency in June 2016. The other derivative positions we employed, including futures contracts, did not have a material effect on the Portfolio's performance.

Q:   Do you have any closing thoughts for investors?

A: As we head into 2017, we think the emerging markets may offer strong growth potential relative to more mature markets over the medium term. In addition, market volatility triggered by global events and swings in commodity prices may present attractive entry points to buy into that growth potential at attractive valuations.

     Our investment approach in managing the Portfolio can lead to swings in short-term performance relative to the benchmark MSCI Index, and that indeed proved to be the case over the past 12 months. However, we see significant value in our preference for owning shares of undervalued companies that we believe can generate sustainable results through effective execution, strong management, and return of capital to shareholders. While macroeconomic developments and news headlines will always play a role in the quarter-to-quarter performance of emerging markets equities, we believe the company-specific factors on which we focus can help form the foundation for longer-term returns at the individual security level.

Please refer to the Schedule of Investments on pages 7 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

    Shares                                                                                                          Value
                      PREFERRED STOCKS - 2.9%
                      Technology Hardware & Equipment - 2.9%
                      Technology Hardware, Storage & Peripherals - 2.9%
       615            Samsung Electronics Co, Ltd.                                                            $   723,661
                                                                                                              -----------
                      Total Technology Hardware & Equipment                                                   $   723,661
                                                                                                              -----------
                      TOTAL PREFERRED STOCKS
                      (Cost $634,227)                                                                         $   723,661
                                                                                                              -----------
                      COMMON STOCKS - 97.1%
                      Energy - 9.9%
                      Oil & Gas Equipment & Services - 6.9%
        50            Dayang Enterprise Holdings Bhd                                                          $        11
   339,458            TMK PJSC (G.D.R.)                                                                         1,724,065
                                                                                                              -----------
                                                                                                              $ 1,724,076
                                                                                                              -----------
                      Integrated Oil & Gas - 1.9%
   658,000            China Petroleum & Chemical Corp.                                                        $   465,685
                                                                                                              -----------
                      Oil & Gas Refining & Marketing - 1.1%
 1,832,926            KenolKobil, Ltd. Group                                                                  $   268,358
                                                                                                              -----------
                      Total Energy                                                                            $ 2,458,119
                                                                                                              -----------
                      Materials - 5.9%
                      Construction Materials - 0.6%
 1,326,000            West China Cement, Ltd.                                                                 $   148,176
                                                                                                              -----------
                      Diversified Metals & Mining - 5.3%
 5,184,000            MMG, Ltd.*                                                                              $ 1,315,735
                                                                                                              -----------
                      Steel - 0.0%+
         2            POSCO                                                                                   $       423
                                                                                                              -----------
                      Total Materials                                                                         $ 1,464,334
                                                                                                              -----------
                      Capital Goods - 5.8%
                      Construction & Engineering - 3.5%
 1,399,000            Beijing Urban Construction Design & Development Group Co, Ltd.                          $   863,434
                                                                                                              -----------
                      Industrial Machinery - 2.3%
   321,500            China Conch Venture Holdings, Ltd.*                                                     $   569,889
                                                                                                              -----------
                      Total Capital Goods                                                                     $ 1,433,323
                                                                                                              -----------
                      Transportation - 4.2%
                      Airlines - 4.2%
 2,887,310            Air Arabia PJSC                                                                         $ 1,044,225
                                                                                                              -----------
                      Total Transportation                                                                    $ 1,044,225
                                                                                                              -----------
                      Automobiles & Components - 8.8%
                      Auto Parts & Equipment - 5.1%
   343,367            Tupy SA                                                                                 $ 1,267,184
                                                                                                              -----------
                      Automobile Manufacturers - 3.7%
   207,562            Tata Motors, Ltd.                                                                       $   907,135
                                                                                                              -----------
                      Total Automobiles & Components                                                          $ 2,174,319
                                                                                                              -----------
                      Consumer Durables & Apparel - 4.7%
                      Leisure Products - 4.7%
 2,415,000            Goodbaby International Holdings, Ltd.                                                   $ 1,153,391
                                                                                                              -----------
                      Total Consumer Durables & Apparel                                                       $ 1,153,391
                                                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                                                                          Value
                      Consumer Services - 0.0%+
                      Casinos & Gaming - 0.0%+
     1,339            NagaCorp, Ltd.                                                                          $       771
                                                                                                              -----------
                      Total Consumer Services                                                                 $       771
                                                                                                              -----------
                      Media - 2.3%
                      Cable & Satellite - 2.3%
     3,876            Naspers, Ltd.                                                                           $   564,392
                                                                                                              -----------
                      Total Media                                                                             $   564,392
                                                                                                              -----------
                      Retailing - 0.5%
                      Internet Retail - 0.5%
     5,040            JD.com, Inc. (A.D.R.)*                                                                  $   128,218
                                                                                                              -----------
                      Total Retailing                                                                         $   128,218
                                                                                                              -----------
                      Food, Beverage & Tobacco - 6.1%
                      Packaged Foods & Meats - 5.7%
   695,370            Marfrig Global Foods SA*                                                                $ 1,409,128
                                                                                                              -----------
                      Tobacco - 0.4%
    25,249            ITC, Ltd.                                                                               $    89,267
                                                                                                              -----------
                      Total Food, Beverage & Tobacco                                                          $ 1,498,395
                                                                                                              -----------
                      Banks - 21.4%
                      Diversified Banks - 21.4%
        32            Banco Santander Brasil SA (A.D.R.)                                                      $       284
   232,000            China Construction Bank Corp.                                                               177,757
 1,209,425            Eurobank Ergasias SA                                                                        819,940
    36,973            Grupo Financiero Banorte SAB de CV                                                          183,079
     2,611            HDFC Bank, Ltd. (A.D.R.)                                                                    158,435
    36,810            ICICI Bank, Ltd.                                                                            137,714
   494,000            Industrial & Commercial Bank of China, Ltd.                                                 294,665
     7,631            KB Financial Group, Inc.                                                                    269,806
       775            Mega Financial Holding Co., Ltd.                                                                550
 1,156,257            Philippine National Bank                                                                  1,273,262
 1,169,434            Piraeus Bank SA                                                                             258,098
    10,299            Shinhan Financial Group Co., Ltd.                                                           386,400
62,242,792            United Bank for Africa Plc                                                                  919,677
 8,363,636            Zenith Bank Plc                                                                             397,943
                                                                                                              -----------
                                                                                                              $ 5,277,610
                                                                                                              -----------
                      Total Banks                                                                             $ 5,277,610
                                                                                                              -----------
                      Diversified Financials - 0.0%+
                      Consumer Finance - 0.0%+
       427            Credito Real SAB de CV SOFOM ER                                                         $       568
                                                                                                              -----------
                      Total Diversified Financials                                                            $       568
                                                                                                              -----------
                      Insurance - 1.9%
                      Life & Health Insurance - 1.9%
    95,000            Ping An Insurance Group Co. of China, Ltd.                                              $   472,702
                                                                                                              -----------
                      Total Insurance                                                                         $   472,702
                                                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    Shares                                                                                                          Value
                      Software & Services - 9.3%
                      Internet Software & Services - 5.3%
   147,088            ChinaCache International Holdings, Ltd. (A.D.R.)*                                       $   376,545
    39,000            Tencent Holdings, Ltd.                                                                      946,635
                                                                                                              -----------
                                                                                                              $ 1,323,180
                                                                                                              -----------
                      IT Consulting & Other Services - 4.0%
11,337,000            China ITS Holdings Co., Ltd.                                                            $   789,711
     5,551            Tata Consultancy Services, Ltd.                                                             192,800
                                                                                                              -----------
                                                                                                              $   982,511
                                                                                                              -----------
                      Total Software & Services                                                               $ 2,305,691
                                                                                                              -----------
                      Technology Hardware & Equipment - 0.5%
                      Electronic Manufacturing Services - 0.5%
    44,280            Hon Hai Precision Industry Co., Ltd.                                                    $   114,086
                                                                                                              -----------
                      Total Technology Hardware & Equipment                                                   $   114,086
                                                                                                              -----------
                      Semiconductors & Semiconductor Equipment - 4.4%
                      Semiconductors - 4.4%
   196,000            Taiwan Semiconductor Manufacturing Co., Ltd.                                            $ 1,091,663
                                                                                                              -----------
                      Total Semiconductors & Semiconductor Equipment                                          $ 1,091,663
                                                                                                              -----------
                      Telecommunication Services - 10.6%
                      Wireless Telecommunication Services - 10.6%
   753,508            Global Telecom Holding SAE (G.D.R.)*                                                    $ 1,404,673
   511,605            TIM Participacoes SA                                                                      1,207,744
                                                                                                              -----------
                                                                                                              $ 2,612,417
                                                                                                              -----------
                      Total Telecommunication Services                                                        $ 2,612,417
                                                                                                              -----------
                      Utilities - 0.8%
                      Electric Utilities - 0.8%
     5,286            Korea Electric Power Corp.*                                                             $   193,324
                                                                                                              -----------
                      Total Utilities                                                                         $   193,324
                                                                                                              -----------
                      TOTAL COMMON STOCKS
                      (Cost $27,812,598)                                                                      $23,987,548
                                                                                                              -----------

   Principal
 Amount ($)(d)
                      CORPORATE BONDS - 0.1%
                      Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                      Pharmaceuticals - 0.1%
BRL 136,000           Hypermarcas SA,, 11.3%, 10/15/18 (c)                                                    $    10,973
                                                                                                              -----------
                      Total Pharmaceuticals, Biotechnology & Life Sciences                                    $    10,973
                                                                                                              -----------
                      TOTAL CORPORATE BONDS
                      (Cost $42,680)                                                                          $    10,973
                                                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                                                                           Value
                      RIGHTS / WARRANTS - 0.0%+
                      Food, Beverage & Tobacco - 0.0%+
                      Packaged Foods & Meats - 0.0%+
   131,308            Flour Mills of Nigeria Plc, 12/31/49 (c)                                                $        --
                                                                                                              -----------
                      Total Food, Beverage & Tobacco                                                          $        --
                                                                                                              -----------
                      TOTAL RIGHTS / WARRANTS
                      (Cost $--)                                                                              $        --
                                                                                                              -----------
                      TOTAL INVESTMENT IN SECURITIES - 100.1%
                      (Cost $28,489,505) (a) (b)                                                              $24,722,182
                                                                                                              -----------
                      OTHER ASSETS & LIABILITIES - (0.1)%                                                     $   (23,181)
                                                                                                              -----------
                      NET ASSETS - 100.0%                                                                     $24,699,001
                                                                                                              ===========

+         Amount rounds to less than 0.1%.

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(G.D.R.)  Global Depositary Receipts.

(a) At December 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $28,831,902 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                     $ 2,563,272
          Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                      (6,672,992)
                                                                                        -----------
          Net unrealized depreciation                                                   $(4,109,720)
                                                                                        ===========

(b) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

          China                                                             21.2
          Brazil                                                            15.8
          Hong Kong                                                         10.0
          Russia                                                             7.0
          South Korea                                                        6.3
          India                                                              6.0
          Egypt                                                              5.7
          Nigeria                                                            5.3
          Philippines                                                        5.2
          Taiwan                                                             4.9
          Greece                                                             4.3
          United Arab Emirates                                               4.2
          South Africa                                                       2.3
          Kenya                                                              1.1
          Other (individually less than 1%)                                  0.7
                                                                           -----
                                                                           100.0
                                                                           =====

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

          BRL       Brazilian Real

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016 aggregated to $12,419,636 and $16,200,168, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                                                                  Level 1      Level 2        Level 3        Total
Preferred Stock                                                $        --  $     723,661   $       --    $     723,661
Common Stocks*
   Retailing
       Internet Retail                                             128,218             --           --          128,218
   Banks
       Diversified Banks                                           341,798      4,935,812           --        5,277,610
   Diversified Financials
       Consumer Finance                                                568             --           --              568
   Software & Services
       Internet Software & Services                                376,545        946,635           --        1,323,180
   All Other Common Stocks                                              --     17,257,972           --       17,257,972
Corporate Bonds                                                         --             --       10,973           10,973
Rights/Warrants                                                         --             --           --**             --
                                                               -----------  -------------   ----------    -------------
Total                                                          $   847,129  $  23,864,080   $   10,973    $  24,722,182
                                                               ===========  =============   ==========    =============
Other Financial Instruments
Unrealized appreciation on forward foreign currency contracts  $        --  $      69,838   $       --    $      69,838
Unrealized depreciation on forward foreign currency contracts           --       (312,460)          --         (312,460)
Unrealized appreciation on futures contracts                        13,326             --           --           13,326
                                                               -----------  -------------   ----------    -------------
Total Other Financial Instruments                              $    13,326  $    (242,622)  $       --    $    (229,296)
                                                               ===========  =============   ==========    =============

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**   Security is valued at $0.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                Corporate     Rights/
                                                                 Bonds       Warrants       Total
Balance as of 12/31/15                                          $ 12,982    $    --****   $ 12,982
Realized gain (loss)(1)                                               --         --             --
Change in unrealized appreciation (depreciation)(2)                4,780         --          4,780
Purchases                                                             --         --             --
Sales(3)                                                          (6,789)        --         (6,789)
Changes between Level 3***                                            --         --             --
                                                                --------    -------       --------
Balance as of 12/31/16                                          $ 10,973    $    --****   $ 10,973
                                                                ========    =======       ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(3) A portion of this balance represents return of capital on Insurance-Linked Securities.

*** Transfers are calculated on the beginning of period values. During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

**** Security is valued at $0.

     Net change in unrealized depreciation of Level 3 investments still held and
     considered Level 3 as of December 31, 2016.                                      $4,780
                                                                                      ------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended     Year Ended  Year Ended  Year Ended
                                                            12/31/16    12/31/15       12/31/14    12/31/13    12/31/12
Class I
Net asset value, beginning of period                         $ 15.25     $ 21.69        $ 25.10     $ 25.95    $ 24.08
                                                             -------     -------        -------     -------    -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05(a)  $  0.01(a)(c)  $  0.08(a)  $  0.25    $  0.24
   Net realized and unrealized gain (loss) on investments       0.90       (2.59)         (3.18)      (0.81)      2.53
                                                             -------     -------        -------     -------    -------
      Net increase (decrease) from investment operations     $  0.95     $ (2.58)       $ (3.10)    $ (0.56)   $  2.77
                                                             -------     -------        -------     -------    -------
Distribution to shareowners:
   Net investment income                                     $ (0.08)    $ (0.88)       $ (0.17)    $ (0.29)   $ (0.13)
   Net realized gain                                              --       (2.98)         (0.14)         --      (0.77)
                                                             -------     -------        -------     -------    -------
Total distributions                                          $ (0.08)    $ (3.86)       $ (0.31)    $ (0.29)   $ (0.90)
                                                             -------     -------        -------     -------    -------
Net increase (decrease) in net asset value                   $  0.87     $ (6.44)       $ (3.41)    $ (0.85)   $  1.87
                                                             -------     -------        -------     -------    -------
Net asset value, end of period                               $ 16.12     $ 15.25        $ 21.69     $ 25.10    $ 25.95
                                                             =======     =======        =======     =======    =======
Total return*                                                   6.25%     (15.36)%       (12.55)%     (1.96)%    11.97%
Ratio of net expenses to average net assets (b)                 1.92%       1.76%          1.65%       1.45%      1.45%
Ratio of net investment income (loss) to average net assets     0.31%       0.05%          0.33%       0.96%      0.93%
Portfolio turnover rate                                           49%         87%           102%         87%       143%
Net assets, end of period (in thousands)                     $11,126     $12,504        $17,521     $32,531    $42,517

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period.

(b)   Includes interest expense of 0.00%, 0.00%, 0.03%, 0.00% and 0.00%, respectively.

(c) The amount shown for a share outstanding does not correspond with the net investment loss on the Statement of Operations due to the timing of the sales and repurchase of shares.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                                            12/31/16    12/31/15     12/31/14     12/31/13    12/31/12
Class II
Net asset value, beginning of period                         $ 15.04     $ 21.41      $ 24.73      $ 25.55    $ 23.71
                                                             -------     -------      -------      -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.02(a)  $ (0.04)(a)  $ (0.02)(a)  $  0.19    $  0.18
    Net realized and unrealized gain (loss) on investments      0.88       (2.55)       (3.11)       (0.79)      2.48
                                                             -------     -------      -------      -------    -------
      Net increase (decrease) from investment operations     $  0.90     $ (2.59)     $ (3.13)     $ (0.60)   $  2.66
                                                             -------     -------      -------      -------    -------
Distribution to shareowners:
    Net investment income                                    $ (0.03)    $ (0.80)     $ (0.05)     $ (0.22)   $ (0.05)
    Net realized gain                                             --       (2.98)       (0.14)          --      (0.77)
                                                             -------     -------      -------      -------    -------
Total distributions                                          $ (0.03)    $ (3.78)     $ (0.19)     $ (0.22)   $ (0.82)
                                                             -------     -------      -------      -------    -------
Net increase (decrease) in net asset value                   $  0.87     $ (6.37)     $ (3.32)     $ (0.82)   $  1.84
                                                             -------     -------      -------      -------    -------
Net asset value, end of period                               $ 15.91     $ 15.04      $ 21.41      $ 24.73    $ 25.55
                                                             =======     =======      =======      =======    =======
Total return*                                                   5.98%     (15.56)%     (12.80)%      (2.19)%    11.66%
Ratio of net expenses to average net assets (b)                 2.16%       2.01%        1.87%        1.70%      1.70%
Ratio of net investment income (loss) to average net assets     0.15%      (0.19)%      (0.09)%       0.69%      0.71%
Portfolio turnover rate                                           49%         87%         102%          87%       143%
Net assets, end of period (in thousands)                     $13,573     $14,603      $18,901      $45,217    $53,514

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period.

(b)   Includes interest expense of 0.00%, 0.00%, 0.03%, 0.00% and 0.00%, respectively.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $28,489,505)                            $24,722,182
  Foreign currencies, at value (cost $354,619)                               335,954
  Restricted cash*                                                            47,136
  Receivables --
     Portfolio shares sold                                                    26,409
     Interest                                                                    860
  Variation margin on futures contracts                                        3,080
  Unrealized appreciation on forward foreign currency contracts               69,838
  Other assets                                                                    14
                                                                         -----------
         Total assets                                                    $25,205,473
                                                                         -----------

LIABILITIES:
  Payables --
    Investment securities purchased                                      $     5,829
    Portfolio shares repurchased                                              32,856
  Due to custodian                                                            54,179
  Due to affiliates                                                            2,552
  Reserve for repatriation taxes                                              34,331
  Unrealized depreciation on forward foreign currency contracts              312,460
  Accrued expenses                                                            64,265
                                                                         -----------
         Total liabilities                                               $   506,472
                                                                         -----------

NET ASSETS:
  Paid-in capital                                                        $34,506,854
  Undistributed net investment income                                         53,029
  Accumulated net realized loss on investments, futures contracts and
     foreign currency transactions                                        (5,811,281)
  Net unrealized depreciation on investments (net of foreign capital
     gains tax of $34,331)                                                (3,801,654)
  Net unrealized appreciation on futures contracts                             13,326
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies         (261,273)
                                                                         -----------
         Net assets                                                      $24,699,001
                                                                         -----------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $11,126,078/689,990 shares)                         $     16.12
                                                                         ===========
   Class II (based on $13,572,923/852,942 shares)                        $     15.91
                                                                         ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $94,341)                         $    589,830
  Interest (net of foreign taxes withheld of $666)                                    2,253
                                                                               ------------
        Total investment income                                                                $    592,083
                                                                                               ------------
EXPENSES:
  Management fees                                                              $    286,604
  Distribution fees
     Class II                                                                        34,876
  Administrative expense                                                             21,870
  Custodian fees                                                                     87,033
  Professional fees                                                                  52,690
  Printing expense                                                                   20,819
  Fees and expenses of nonaffiliated Trustees                                         6,960
  Miscellaneous                                                                      24,070
                                                                               ------------
     Total expenses                                                                            $    534,922
                                                                                               ------------
        Net investment income                                                                  $     57,161
                                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                               $ (2,626,679)
     Futures contracts                                                             (162,076)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                          (246,553)   $ (3,035,308)
                                                                               ------------    ------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                               $  4,685,907
     Futures contracts                                                               16,196
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                          (333,977)   $  4,368,126
                                                                               ------------    ------------
  Net realized and unrealized gain (loss) on investments, futures contracts
     and foreign currency transactions                                                         $  1,332,818
                                                                                               ------------
  Net increase in net assets resulting from operations                                         $  1,389,979
                                                                                               ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    Year Ended       Year Ended
                                                                                                     12/31/16         12/31/15
FROM OPERATIONS:
Net investment income (loss)                                                                       $     57,161     $    (26,327)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions         (3,035,308)      (1,631,813)
Change in net unrealized appreciation (depreciation) on investments, futures contracts
   and foreign currency transactions                                                                  4,368,126       (3,485,344)
                                                                                                   ------------     ------------
      Net increase (decrease) in net assets resulting from operations                              $  1,389,979     $ (5,143,484)
                                                                                                   ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.08 and $0.88 per share, respectively)                                            $    (63,817)    $   (661,735)
      Class II ($0.03 and $0.80 per share, respectively)                                                (25,073)        (677,045)
Net realized gain:
      Class I ($0.00 and $2.98 per share, respectively)                                                      --       (2,235,352)
      Class II ($0.00 and $2.98 per share, respectively)                                                     --       (2,527,979)
                                                                                                   ------------     ------------
          Total distributions to shareowners                                                       $    (88,890)    $ (6,102,111)
                                                                                                   ------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                                   $ 10,801,226     $  8,896,795
Reinvestment of distributions                                                                            88,890        6,102,111
Cost of shares repurchased                                                                          (14,599,287)     (13,067,916)
                                                                                                   ------------     ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions            $ (3,709,171)    $  1,930,990
                                                                                                   ------------     ------------
      Net decrease in net assets                                                                   $ (2,408,082)    $ (9,314,605)

NET ASSETS:
Beginning of period                                                                                $ 27,107,083     $ 36,421,688
                                                                                                   ------------     ------------
End of period                                                                                      $ 24,699,001     $ 27,107,083
                                                                                                   ============     ============
Undistributed net investment income                                                                $     53,029     $     31,627
                                                                                                   ============     ============


                                                     Year Ended            Year Ended           Year Ended         Year Ended
                                                      12/31/16              12/31/16             12/31/15           12/31/15
                                                       Shares                Amount               Shares             Amount
CLASS I
Shares sold                                             179,671           $  2,924,855            149,202          $ 3,073,092
Reinvestment of distributions                             3,969                 63,817            152,881            2,897,087
Less shares repurchased                                (313,459)            (4,964,965)          (290,166)          (5,671,732)
                                                      ---------           ------------          ---------          -----------
      Net increase (decrease)                          (129,819)          $ (1,976,293)            11,917          $   298,447
                                                      =========           ============          =========          ===========
CLASS II
Shares sold                                             510,482           $  7,876,371            302,010          $ 5,823,703
Reinvestment of distributions                             1,578                 25,073            171,300            3,205,024
Less shares repurchased                                (629,927)            (9,634,322)          (385,422)          (7,396,184)
                                                      ---------           ------------          ---------          -----------
      Net increase (decrease)                          (117,867)          $ (1,732,878)            87,888          $ 1,632,543
                                                      =========           ============          =========          ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO  FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Portfolio uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Portfolio to reflect the security's fair value at the time the Portfolio determines its net asset value. The Portfolio applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

     considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2016, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.04% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     In determining the daily net asset value, the Portfolio estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of December 31, 2016, the Portfolio had accrued $34,331 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $53,131 to increase undistributed net investment income, $246,553 to decrease accumulated net realized loss on investments, futures contracts and foreign currency transactions and $299,684 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2016, the Portfolio was permitted to carry forward indefinitely $3,371,156 of short-term losses and $2,097,728 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

     ---------------------------------------------------------------------------
                                                          2016           2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $    88,890    $2,817,744
     Long-term capital gain                                     --     3,284,367
                                                       -----------    ----------
      Total distributions                              $    88,890    $6,102,111
                                                       ===========    ==========
     Distributable Earnings
     Capital loss carryforward                         $(5,468,884)
     Net unrealized depreciation                        (4,338,969)
                                                       -----------
      Total                                            $(9,807,853)
                                                       ===========

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward contracts.

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2016, the Portfolio had no open repurchase agreements.

I.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered in to by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2016 was $49,833 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2016 was $246,105.

     At December 31, 2016, open futures contracts were as follows:

     --------------------------------------------------------------------------------------------------
                                           Number of
                                           Contracts        Settlement                     Unrealized
     Description          Counterparty    Long/(Short)        Month            Value      Appreciation
     --------------------------------------------------------------------------------------------------
     KOSPI 200 Index         UBS AG              2             3/17          $215,452       $ 7,166
     MSCI Taiwan Index       UBS AG             14             1/17           481,320         6,160
     --------------------------------------------------------------------------------------------------
     Total                                                                   $696,772       $13,326
     --------------------------------------------------------------------------------------------------

2. Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 1.10% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,273 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $279 in distribution fees payable to PFD at December 31, 2016.

5. Forward Foreign Currency Contracts

During the year ended December 31, 2016, the Portfolio entered into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the year ended December 31, 2016 was $1,110,316.

As of December 31, 2016, open forward foreign currency contracts were as follows:

---------------------------------------------------------------------------------------------------------------------
                                                              In
                                          Currency         Exchange                     Settlement       Unrealized
 Currency Sold              Deliver       Purchased           for       Counterparty       Date         Appreciation
---------------------------------------------------------------------------------------------------------------------
 KRW                     (590,844,868)    USD                513,559    Goldman Sachs    1/19/2017        $24,041
                                                                          & Co.
 MXN                      (12,074,187)    USD                597,308    Goldman Sachs    1/19/2017         13,103
                                                                          & Co.
 USD                         (872,146)    ZAR             12,448,026    Goldman Sachs    1/19/2017         31,009
                                                                          & Co.
 BRL                        5,661,966     USD              1,733,051    Goldman Sachs    1/19/2017          1,685
                                                                          & Co.
---------------------------------------------------------------------------------------------------------------------
 Total                                                                                                    $69,838
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                              In
                                          Currency         Exchange                     Settlement      Unrealized
 Currency Sold              Deliver       Purchased           for       Counterparty       Date        Depreciation
---------------------------------------------------------------------------------------------------------------------
 NGN                     (207,956,713)    USD                580,437    Goldman Sachs    1/19/2017      $ (75,581)
                                                                          & Co.
 USD                         (717,827)    INR             48,500,000    Morgan           1/19/2017         (5,173)
                                                                          Stanley Co.
 NGN                     (124,477,396)    USD                346,734    Barclays Plc     1/19/2017        (45,942)
 USD                         (451,789)    MYR              1,900,000    Barclays Plc     1/19/2017        (28,493)
 USD                         (887,894)    KRW          1,000,000,000    Goldman Sachs    1/19/2017        (59,390)
                                                                          & Co.
 USD                       (1,017,812)    TWD             32,000,000    Morgan           1/19/2017        (29,649)
                                                                          Stanley Co.
 USD                         (682,408)    MXN             12,898,794    Goldman Sachs    1/19/2017        (58,304)
                                                                          & Co.
 USD                         (436,529)    IDR          5,760,000,000    Goldman Sachs    1/19/2017         (9,928)
                                                                          & Co.
---------------------------------------------------------------------------------------------------------------------
 Total                                                                                                  $(312,460)
---------------------------------------------------------------------------------------------------------------------

 BRL - Brazilian Real                            MYR - Malaysian Ringgit
 IDR - Indonesian Rupiah                         NGN - Nigerian Naira
 INR - Indian Rupee                              TWD - New Taiwan Dollar
 KRW - South Korean Won                          ZAR - South African Rand
 MXN - Mexican Peso

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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

6. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over The Counter (OTC) derivatives and typically contains, among other things, closeout and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2016.

-------------------------------------------------------------------------------------------------------------------------------
                                            Derivative                                                            Net
                                         Assets Subject        Derivatives        Non-Cash        Cash         Amount of
                                        to Master Netting       Available         Collateral    Collateral     Derivative
 Counterparty                              Agreement            for Offset       Received (a)  Received (a)    Assets (b)
-------------------------------------------------------------------------------------------------------------------------------
Barclays                                    $      --          $       --            $ --           $ --          $ --
Goldman Sachs & Co.                            69,838             (69,838)             --             --            --
Morgan Stanley                                     --                  --              --             --            --
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $  69,838          $  (69,838)           $ --           $ --          $ --
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                            Derivative                                                             Net
                                        Liabilities Subject    Derivatives        Non-Cash          Cash        Amount of
                                        to Master Netting       Available         Collateral      Collateral     Derivative
Counterparty                                Agreement           for Offset       Pledged (a)     Pledged (a)   Liabilities (c)
-------------------------------------------------------------------------------------------------------------------------------
Barclays                                    $ 74,435           $       --            $ --           $ --          $ 74,435
Goldman Sachs & Co.                          203,203              (69,838)             --             --           133,365
Morgan Stanley                                34,822                   --              --             --            34,822
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $312,460           $  (69,838)           $ --           $ --          $242,622
-------------------------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2016 was as follows:

-----------------------------------------------------------------------------------------------------------------
Statement of Assets                 Interest                      Foreign                             Commodity
and Liabilities                    Rate Risk    Credit Risk    Exchange Rate       Equity Risk          Risk
-----------------------------------------------------------------------------------------------------------------
Assets
  Unrealized appreciation
  of forward foreign
  currency contracts                  $--          $--            $ 69,838         $         --         $--
  Unrealized appreciation
  of futures contracts*                --           --                  --               13,326          --
-----------------------------------------------------------------------------------------------------------------
  Total Value                         $--          $--            $ 69,838         $     13,326         $--
-----------------------------------------------------------------------------------------------------------------
Liabilities
  Unrealized depreciation
  of forward foreign
  currency contracts                  $--          $--            $312,460         $         --         $--
-----------------------------------------------------------------------------------------------------------------
  Total Value                         $--          $--            $312,460         $         --         $--
-----------------------------------------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1I). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2016 was as follows:

--------------------------------------------------------------------------------------------------------------
                                                                 Foreign
Statement of                       Interest                      Exchange                          Commodity
Operations                         Rate Risk   Credit Risk       Rate Risk          Equity Risk      Risk
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Futures contracts                  $--          $--          $          --        $ (162,076)       $--
  Forward foreign
  currency contracts*                 --           --               (384,772)               --         --
--------------------------------------------------------------------------------------------------------------
  Total Value                        $--          $--          $    (384,772)       $ (162,076)       $--
==============================================================================================================
Change in net unrealized
appreciation (depreciation) on
  Futures contracts                  $--          $--          $          --        $   16,196        $--
  Forward foreign
  currency contracts*                 --           --               (323,422)               --         --
--------------------------------------------------------------------------------------------------------------
  Total Value                        $--          $--          $    (323,422)       $   16,196        $--
--------------------------------------------------------------------------------------------------------------

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They discussed the Portfolio's performance with PIM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Portfolio's relative performance and the steps taken by PIM to address the Portfolio's performance, including increasing the diversification of the Portfolio's

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

portfolio, investing in larger capitalization companies and reducing the Portfolio's tracking error relative to its benchmark. It also was noted that the Portfolio's recent performance was improved relative to its peer group. The Trustees' reviews and discussions, including the steps taken by PIM to address the Portfolio's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was approximately eight basis points higher than the median management fee paid by other funds in the Portfolio's Morningstar peer group, and approximately five basis points higher than the bottom of the third quintile. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and that the Portfolio has not been able to take advantage of the economies of scale afforded by greater size. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of Pioneer
                                                              (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation
                                                              (government-sponsored issuer of
                                                              debt securities) (1988 - 1990);
                                                              Mortgage Strategies Group,
                                                              Shearson Lehman Hutton, Inc.
                                                              (investment bank) (1987 - 1988);
                                                              and Mortgage Strategies Group,
                                                              Drexel Burnham Lambert, Ltd.
                                                              (investment bank) (1986 - 1987)
================================================================================================================================

**   Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18658-11-0217

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        12

  Notes to Financial Statements                                               17

  Report of Independent Registered Public Accounting Firm                     20

  Approval of Investment Advisory Agreement                                   22

  Trustees, Officers and Service Providers                                    25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         86.5%
International Common Stocks                                                 8.8%
Depositary Receipts for International Stocks                                4.7%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 21.7%
Consumer Staples                                                           16.8%
Energy                                                                     10.5%
Health Care                                                                 9.9%
Consumer Discretionary                                                      8.2%
Materials                                                                   8.1%
Industrials                                                                 8.1%
Utilities                                                                   7.7%
Information Technology                                                      5.5%
Real Estate                                                                 3.5%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. The PNC Financial Services Group, Inc.                                  2.56%
--------------------------------------------------------------------------------
2. Exxon Mobil Corp.                                                       2.21
--------------------------------------------------------------------------------
3. State Street Corp.                                                      2.20
--------------------------------------------------------------------------------
4. Bank of America Corp.                                                   2.01
--------------------------------------------------------------------------------
5. JPMorgan Chase & Co.                                                    1.93
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/16         12/31/15
      Class I                                     $31.25           $28.18
      Class II                                    $31.43           $28.33

                                Net
Distributions per Share         Investment     Short-Term       Long-Term
(1/1/16 - 12/31/16)             Income         Capital Gains    Capital Gains
      Class I                   $0.6081        $ -              $1.6842
      Class II                  $0.5393        $ -              $1.6842

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Equity Income      Pioneer Equity Income
         VCT Portfolio Class I      VCT Portfolio Class II     Russell 1000 Value Index
12/06    $  10,000                  $  10,000                  $ 10,000
12/07    $  10,081                  $  10,054                  $  9,983
12/08    $   7,027                  $   6,990                  $  6,304
12/09    $   8,021                  $   7,961                  $  7,546
12/10    $   9,590                  $   9,492                  $  8,716
12/11    $  10,168                  $  10,039                  $  8,750
12/12    $  11,216                  $  11,040                  $ 10,282
12/13    $  14,479                  $  14,223                  $ 13,626
12/14    $  16,371                  $  16,039                  $ 15,459
12/15    $  16,452                  $  16,074                  $ 14,867
12/16    $  19,710                  $  19,213                  $ 17,445

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

--------------------------------------------------------------------------------
                                                                  Russell 1000
                             Class I          Class II             Value Index
--------------------------------------------------------------------------------
10 Years                       7.02%             6.75%                 5.72%
5 Years                       14.15%            13.86%                14.80%
1 Year                        19.80%            19.53%                17.34%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $1,103.13          $1,101.86
Expenses Paid During Period*                        $    3.81          $    5.07

* Expenses are equal to the Fund's annualized net expense ratio of 0.72%, 0.96% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $1,021.52          $1,020.31
Expenses Paid During Period*                        $    3.66          $    4.88

* Expenses are equal to the Fund's annualized net expense ratio of 0.72%, 0.96% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and a portfolio manager at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2016, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-today management of Pioneer Equity Income VCT Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2016?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 19.80% at net asset value during the 12-month period ended December 31, 2016, and Class II shares returned 19.53%. During the same period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 17.34%, and the average return of the 69 variable portfolios in Lipper's Equity Income Underlying Funds category was 14.21%.

Q: How would you describe the market environment for equities during the 12-month period ended December 31, 2016, particularly for the types of equities deemed appropriate for the Portfolio?

A: The first one-and-a-half months of the period saw the stock market decline in the United States. A rate increase by the Federal Reserve (the Fed) in December 2015, together with lackluster and even declining corporate earnings, slumping oil prices, and geopolitical tensions, caused concern among investors. Then, in the middle of February 2016, began a recovery that, on the whole, continued through period end. Explanations for the change in market direction ranged from decreasing concern that the Fed would push rates up too quickly, to recovering commodities prices, to expectations for stronger economic activity in the second half of calendar year 2016. The economic optimism led investors to bid up the prices of more cyclical, value stocks, and the Russell 1000 Value Index (the Russell Index), the Portfolio's benchmark, outperformed the Russell 1000 Growth Index for the full 12-month period. It was a generally good period particularly for the dividend-paying*, value stocks we typically hold in Pioneer Equity Income VCT Portfolio, as the unsettled state of the markets in the earlier months of the period appeared to incline investors towards stocks with income support.

Q: The Portfolio outperformed the Russell Index benchmark during the 12-month period ended December 31, 2016. Could you please discuss the major reasons for the Portfolio's benchmark-relative outperformance, and discuss any investments or strategies that detracted from benchmark-relative returns?

A: The Portfolio's benchmark-relative performance benefited from both sector allocation and security selection decisions during the 12-month period. The Portfolio was overweight the top-performing materials sector and had a very strong-performing stock in the sector, Valspar, which recorded a 26.7% total return for the 12-month period, largely as a result of receiving a premium takeover offer from Sherwin Williams. Two of the Portfolio's utility holdings, Questar and Westar, also received premium acquisition offers during the period, thus benefiting performance. Another utility name, Alliant Energy,

*   Dividends are not guaranteed.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     showed a total return of 25% over the 12 months. The Portfolio also had a below-index weight to the weaker performing real-estate sector. While the Portfolio's benchmark-relative performance was negatively affected by an underweight to the strong-performing information-technology sector, making up for that, and then some, was the exceptionally positive share-price performance from Portfolio holdings in technology stocks NVIDIA and Microchip Technology. Another Portfolio holding that received a purchase offer, G&K Services (industrials), likewise contributed importantly to benchmark-relative results.

     On the negative side, the Portfolio was slightly overweight the weaker-performing consumer discretionary and consumer staples sectors during the period, which hurt benchmark-relative returns, though stock selection results in both consumer sectors attributed positively to relative performance. Finally, the Portfolio's benchmark-relative returns suffered from unfavorable stock selection in the energy sector, as the names the Portfolio owned, such as Marathon Petroleum and ExxonMobil, did not show the sharp recovery that other energy stocks did when the oil market turned positive in the spring.

Q: Please discuss changes to the Portfolio during the 12-month period ended December 31, 2016.

A: As the Fed began to show resolve regarding increasing interest rates, a potentially favorable development for many financial-services companies, we gradually boosted the Portfolio's exposure to the financials sector. In the first six months of the period we added, for example, positions in PNC Financial (banking) and Sun Life Financial (insurance and money management); and, in the second six months we established positions in Invesco (money management) and Discover Financial Services (consumer credit), while reestablishing a position in former Portfolio company US Bancorp. Kroger and Wal-Mart Stores were new entries for the Portfolio in consumer staples. Both are large food retailers, while Wal-Mart, of course, also sells general merchandise. In utilities, we added WEC Energy, which appears to us a very well-managed public utility in the upper Middle West. In information technology, we added Xilinx, which designs, for specialized technological applications, what are called "programmable microchips."

     Throughout the 12-month period we built positions in metals-and-mining stocks, including Kaiser Aluminum, Nucor, Materion, Southern Copper, Rio Tinto, and BHP Billiton, as we judged that investors had become too pessimistic about the prospects for what have been, after all, basic materials for industrial production for thousands of years.

     Regarding sales from the Portfolio during the period, we did take profits on most of the stocks that received take-over offers, including the two aforementioned utilities as well as Valspar, G&K Services, Linear Technology, BioMed Realty Trust, and Agrium. Otherwise, as always, we sold a number of stocks that we believed had reached fair value or that no longer appeared as attractive to us from an investment point of view as other stocks in the Portfolio. Liquidated positions in those categories included shares of NextEra Energy, Dow Chemical, Electrolux, Intel, Amgen, Citizens Financial Group, and Progressive, among a number of others.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

Q: Did the Portfolio hold any derivatives during the 12-month period ended December 31, 2016?

A:   No, the Portfolio held no derivative positions during the period.

Q: The Portfolio typically places an emphasis on dividend-paying stocks. Was the setting for such stocks good or poor during the 12-month period ended December 31, 2016?

A: For the period as a whole, dividend-paying stocks were favored by investors rattled by market volatility and desirous of income in a low-interest-rate environment. However, utilities stocks as well as some consumer-staples stocks, both prized for their steady dividends, came off their highs during the period as investors anticipated higher interest rates. We think that key with rising rates will be emphasizing companies with the ability and commitment to raise their dividends regularly. It will be that combination of growth and value that will hold up better, we think, as interest rates rise.

Q: What is your outlook as we head towards a new calendar year, and a new political administration in Washington, D.C.?

A: The victory of the Republicans in the November elections was more sweeping than many pollsters and pundits had thought likely. The Republicans won not only the Presidency, but also many governorships and state legislatures, while retaining control of both the U.S. House of Representatives and the U.S. Senate, even though the Democrats did pick-up a few seats. We think it possible, as a result, that there will be more changes in policies and programs than we might have seen in the event of a more mixed result with the attendant "gridlock." We believe it reasonable to assume, then, in particular, that some trade agreements will be renegotiated and some tax and regulatory policies will be revised. So far, the stock market appears expectant of change that will be positive for economic growth, and growth that is faster than what we have seen over the past several years. At Pioneer we always take the approach of watching and waiting on actual events. We shall follow keenly what happens in Washington as well as at the state level. In the end, though, we believe that companies, their managements and workers create economic growth and true value for shareholders, and our main focus will remain on that "micro" world.

     Thank you as always for your support.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

Shares                                                                     Value
           COMMON STOCKS - 99.6%
           Energy - 10.5%
           Oil & Gas Equipment &
           Services - 1.2%
  77,766   Frank's International NV*                                $    957,299
  39,398   Schlumberger, Ltd.                                          3,307,462
                                                                    ------------
                                                                    $  4,264,761
                                                                    ------------
           Integrated Oil & Gas - 4.8%
  38,882   Chevron Corp.                                            $  4,576,411
  88,116   Exxon Mobil Corp.                                           7,953,350
  67,918   Occidental Petroleum Corp.                                  4,837,799
                                                                    ------------
                                                                    $ 17,367,560
                                                                    ------------
           Oil & Gas Exploration &
           Production - 2.0%
  80,261   Anadarko Petroleum Corp.                                 $  5,596,600
  36,880   ConocoPhillips                                              1,849,163
                                                                    ------------
                                                                    $  7,445,763
                                                                    ------------

           Oil & Gas Refining &
           Marketing - 2.5%
  86,064   Marathon Petroleum Corp.*                                $  4,333,322
  53,708   Phillips 66                                                 4,640,908
                                                                    ------------
                                                                    $  8,974,230
                                                                    ------------
           Total Energy                                             $ 38,052,314
                                                                    ------------
           Materials - 8.2%
           Specialty Chemicals - 3.4%
  45,085   Celanese Corp.                                           $  3,549,993
     840   Givaudan SA                                                 1,539,574
  35,194   Johnson Matthey Plc                                         1,379,963
  72,069   Syngenta AG (A.D.R.)                                        5,697,054
                                                                    ------------
                                                                    $ 12,166,584
                                                                    ------------
           Aluminum - 0.8%
  37,312   Kaiser Aluminum Corp.                                    $  2,898,769
                                                                    ------------
           Diversified Metals &
           Mining - 3.4%
  60,474   BHP Billiton, Ltd. (A.D.R.)                              $  2,163,760
  43,588   Compass Minerals International, Inc.                        3,415,120
  50,610   Materion Corp.                                              2,004,156
  62,903   Rio Tinto Plc                                               2,448,223
  68,367   Southern Copper Corp.                                       2,183,642
                                                                    ------------
                                                                    $ 12,214,901
                                                                    ------------
           Steel - 0.6%
  38,178   Nucor Corp.                                              $  2,272,355
                                                                    ------------
           Total Materials                                          $ 29,552,609
                                                                    ------------
           Capital Goods - 5.8%
           Aerospace & Defense - 0.9%
  22,762   Raytheon Co.                                             $  3,232,204
                                                                    ------------
           Industrial Conglomerates - 1.7%
 197,827   General Electric Co.                                     $  6,251,333
                                                                    ------------
           Industrial Machinery - 2.6%
  69,767   Ingersoll-Rand Plc                                       $  5,235,316
  95,518   The Gorman-Rupp Co.                                         2,956,282
  32,957   The Timken Co.                                              1,308,393
                                                                    ------------
                                                                    $  9,499,991
                                                                    ------------
           Trading Companies &
           Distributors - 0.6%
  34,258   Wolseley Plc                                             $  2,094,679
                                                                    ------------
           Total Capital Goods                                      $ 21,078,207
                                                                    ------------
           Commercial Services &
           Supplies - 0.9%
           Office Services &
           Supplies - 0.7%
  35,790   MSA Safety, Inc.                                         $  2,481,321
                                                                    ------------
           Human Resource &
           Employment Services - 0.2%
  17,193   Randstad Holding NV                                      $    933,088
                                                                    ------------
           Total Commercial Services &
           Supplies                                                 $  3,414,409
                                                                    ------------
           Transportation - 1.3%
           Railroads - 1.3%
  27,008   Norfolk Southern Corp.                                   $  2,918,755
  18,074   Union Pacific Corp.                                         1,873,912
                                                                    ------------
                                                                    $  4,792,667
                                                                    ------------
           Total Transportation                                     $  4,792,667
                                                                    ------------
           Automobiles &
           Components - 1.2%
           Auto Parts & Equipment - 1.0%
  94,210   BorgWarner, Inc.                                         $  3,715,642
                                                                    ------------
           Automobile
           Manufacturers - 0.2%
  22,940   General Motors Co.                                       $    799,230
                                                                    ------------
           Total Automobiles &
           Components                                               $  4,514,872
                                                                    ------------
           Consumer Durables &
           Apparel - 0.5%
           Apparel, Accessories &
           Luxury Goods - 0.5%
  37,190   VF Corp.                                                 $  1,984,086
                                                                    ------------
           Total Consumer Durables &
           Apparel                                                  $  1,984,086
                                                                    ------------
           Consumer Services - 3.6%
           Hotels, Resorts &
           Cruise Lines - 1.3%
  90,403   InterContinental Hotels Group Plc                        $  4,052,699
   9,683   InterContinental Hotels
           Group Plc (A.D.R.)                                            429,247
                                                                    ------------
                                                                    $  4,481,946
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
           Leisure Facilities - 1.9%
 107,243   Cedar Fair LP                                            $  6,885,001
                                                                    ------------
           Restaurants - 0.4%
   9,107   Cracker Barrel Old Country Store, Inc.                   $  1,520,687
                                                                    ------------
           Total Consumer Services                                  $ 12,887,634
                                                                    ------------
           Media - 2.9%
           Broadcasting - 1.4%
  50,934   CBS Corp. (Class B)                                      $  3,240,421
  24,229   Scripps Networks Interactive, Inc.                          1,729,224
                                                                    ------------
                                                                    $  4,969,645
                                                                    ------------
           Movies & Entertainment - 0.5%
  92,990   Regal Entertainment Group                                $  1,915,594
                                                                    ------------
           Publishing - 1.0%
  21,181   John Wiley & Sons, Inc. (Class A)                        $  1,154,364
  39,209   Meredith Corp.                                              2,319,212
                                                                    ------------
                                                                    $  3,473,576
                                                                    ------------
           Total Media                                              $ 10,358,815
                                                                    ------------
           Food & Staples Retailing - 2.5%
           Food Retail - 1.2%
 122,407   The Kroger Co.                                           $  4,224,266
                                                                    ------------
           Hypermarkets & Super
           Centers - 1.3%
  69,085   Wal-Mart Stores, Inc.                                    $  4,775,155
                                                                    ------------
           Total Food & Staples Retailing                           $  8,999,421
                                                                    ------------
           Food, Beverage &
           Tobacco - 13.6%
           Soft Drinks - 2.3%
  65,098   Dr. Pepper Snapple Group, Inc.                           $  5,902,436
  60,093   The Coca-Cola Co.                                           2,491,456
                                                                    ------------
                                                                    $  8,393,892
                                                                    ------------
           Packaged Foods &
           Meats - 11.3%
   6,953   Calavo Growers, Inc.                                     $    426,914
  81,602   Campbell Soup Co.                                           4,934,473
     203   Chocoladefabriken Lindt & Spruengli AG                      1,051,788
 100,849   Conagra Brands, Inc.                                        3,988,578
  53,941   General Mills, Inc.                                         3,331,936
  14,024   John B Sanfilippo & Son, Inc.                                 987,149
  66,209   Kellogg Co.                                                 4,880,265
  33,583   Lamb Weston Holdings, Inc.                                  1,271,117
  18,517   McCormick & Co., Inc.                                       1,728,192
  40,562   Mead Johnson Nutrition Co.                                  2,870,167
 140,566   Mondelez International, Inc.                                6,231,291
  94,964   Pinnacle Foods, Inc.                                        5,075,826
  37,443   The Hershey Co.                                             3,872,729
                                                                    ------------
                                                                    $ 40,650,425
                                                                    ------------
           Total Food, Beverage & Tobacco                           $ 49,044,317
                                                                    ------------
           Household & Personal
           Products - 0.8%
           Household Products - 0.8%
  23,997   The Clorox Co.                                           $  2,880,120
                                                                    ------------
           Total Household & Personal
           Products                                                 $  2,880,120
                                                                    ------------
           Health Care Equipment &
           Services - 3.5%
           Health Care Equipment - 2.6%
  41,046   Becton Dickinson and Co.                                 $  6,795,165
 190,906   Smith & Nephew Plc                                          2,872,328
                                                                    ------------
                                                                    $  9,667,493
                                                                    ------------
           Health Care Distributors - 0.9%
  89,385   Owens & Minor, Inc.                                      $  3,154,397
                                                                    ------------
           Total Health Care Equipment &
           Services                                                 $ 12,821,890
                                                                    ------------
           Pharmaceuticals, Biotechnology
           & Life Sciences - 6.4%
           Pharmaceuticals - 6.4%
 174,365   AstraZeneca Plc (A.D.R.)                                 $  4,763,652
  32,338   Eli Lilly & Co.                                             2,378,460
  84,560   GlaxoSmithKline Plc (A.D.R.)                                3,256,406
  35,906   Johnson & Johnson                                           4,136,730
  93,991   Merck & Co., Inc.                                           5,533,250
  55,858   Zoetis, Inc.                                                2,990,079
                                                                    ------------
                                                                    $ 23,058,577
                                                                    ------------

           Total Pharmaceuticals,
           Biotechnology & Life Sciences                            $ 23,058,577
                                                                    ------------
           Banks - 8.0%
           Diversified Banks - 5.4%
 328,739   Bank of America Corp.                                    $  7,265,132
  80,841   JPMorgan Chase & Co.                                        6,975,770
 104,528   US Bancorp                                                  5,369,603
                                                                    ------------
                                                                    $ 19,610,505
                                                                    ------------
           Regional Banks - 2.6%
  78,925   The PNC Financial Services Group, Inc.                   $  9,231,069
                                                                    ------------
           Total Banks                                              $ 28,841,574
                                                                    ------------
           Diversified Financials - 9.9%
           Consumer Finance - 2.6%
  56,000   American Express Co.                                     $  4,148,480
  73,205   Discover Financial Services, Inc.                           5,277,348
                                                                    ------------
                                                                    $  9,425,828
                                                                    ------------
           Asset Management &
           Custody Banks - 5.8%
 124,003   Invesco, Ltd.                                            $  3,762,251
  41,392   Northern Trust Corp.                                        3,685,958
 101,846   State Street Corp.                                          7,915,471
 121,045   The Bank of New York Mellon Corp.                           5,735,112
                                                                    ------------
                                                                    $ 21,098,792
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
           Investment Banking &
           Brokerage - 1.5%
 127,648   Morgan Stanley Co.                                       $  5,393,128
                                                                    ------------
           Total Diversified Financials                             $ 35,917,748
                                                                    ------------
           Insurance - 3.8%
           Life & Health Insurance - 2.6%
  77,102   Lincoln National Corp.                                   $  5,109,550
 113,114   Sun Life Financial, Inc.                                    4,344,709
                                                                    ------------
                                                                    $  9,454,259
                                                                    ------------
           Multi-line Insurance - 1.2%
  86,833   The Hartford Financial Services
           Group, Inc.                                              $  4,137,592
                                                                    ------------
           Total Insurance                                          $ 13,591,851
                                                                    ------------
           Real Estate - 2.9%
           Hotel & Resort REIT - 0.4%
  61,743   Chesapeake Lodging Trust                                 $  1,596,674
                                                                    ------------
           Office REIT - 1.1%
  34,626   Alexandria Real Estate Equities, Inc.                    $  3,847,987
                                                                    ------------
           Residential REIT - 0.5%
  23,841   Camden Property Trust                                    $  2,004,313
                                                                    ------------
           Retail REIT - 0.4%
  61,666   Kimco Realty Corp.                                       $  1,551,517
                                                                    ------------
           Specialized REIT - 0.5%
  66,795   Outfront Media, Inc.                                     $  1,661,192
                                                                    ------------
           Total Real Estate                                        $ 10,661,683
                                                                    ------------
           Software & Services - 1.4%
           IT Consulting & Other
           Services - 1.4%
  29,362   Accenture Plc                                            $  3,439,171
  34,996   Leidos Holdings, Inc.                                       1,789,695
                                                                    ------------
                                                                    $  5,228,866
                                                                    ------------
           Total Software & Services                                $  5,228,866
                                                                    ------------
           Technology Hardware &
           Equipment - 0.9%
           Communications
           Equipment - 0.5%
  55,560   Cisco Systems, Inc.                                      $  1,679,023
                                                                    ------------
           Electronic Manufacturing
           Services - 0.4%
  24,167   TE Connectivity, Ltd.                                    $  1,674,290
                                                                    ------------
           Total Technology Hardware &
           Equipment                                                $  3,353,313
                                                                    ------------
           Semiconductors &
           Semiconductor
           Equipment - 3.2%
           Semiconductor
           Equipment - 0.7%
  15,467   Cabot Microelectronics Corp.*                            $    977,050
  18,852   KLA-Tencor Corp.                                            1,483,275
                                                                    ------------
                                                                    $  2,460,325
                                                                    ------------

           Semiconductors - 2.5%
  96,072   Microchip Technology, Inc.                               $  6,163,019
  46,317   Xilinx, Inc.                                                2,796,157
                                                                    ------------
                                                                    $  8,959,176
                                                                    ------------
           Total Semiconductors &
           Semiconductor Equipment                                  $ 11,419,501
                                                                    ------------
           Utilities - 7.8%
           Electric Utilities - 2.5%
 146,222   Alliant Energy Corp.                                     $  5,540,352
  64,882   Eversource Energy                                           3,583,433
                                                                    ------------
                                                                    $  9,123,785
                                                                    ------------
           Gas Utilities - 1.3%
  83,600   National Fuel Gas Co.                                    $  4,735,104
                                                                    ------------
           Multi-Utilities - 4.0%
  90,823   Ameren Corp.                                             $  4,764,575
  66,026   Consolidated Edison, Inc.                                   4,864,796
  78,616   WEC Energy Group, Inc.                                      4,610,828
                                                                    ------------
                                                                    $ 14,240,199
                                                                    ------------
           Total Utilities                                          $ 28,099,088
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $296,235,432)                                      $360,553,562
                                                                    ------------
           TOTAL INVESTMENT IN
           SECURITIES - 99.6%
           (Cost $296,235,432) (a)                                  $360,553,562
                                                                    ------------
           OTHER ASSETS &
           LIABILITIES - 0.4%                                       $  1,378,308
                                                                    ------------
           NET ASSETS - 100.0%                                      $361,931,870
                                                                    ============

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

REIT       Real Estate Investment Trust.

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $294,194,407 was as follows:

              Aggregate gross unrealized appreciation for all investments
                 in which there is an excess of value over tax cost            $72,772,714
              Aggregate gross unrealized depreciation for all investments
                 in which there is an excess of tax cost over value             (6,413,559)
                                                                               -----------
              Net unrealized appreciation                                      $66,359,155
                                                                               ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016, aggregated $158,781,378 and $109,921,712, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                               Level 1            Level 2       Level 3      Total
Common Stocks                $360,553,562       $      --      $     --    $360,553,562
                             ------------       ---------      --------    ------------
      Total                  $360,553,562       $      --      $     --    $360,553,562
                             ============       =========      ========    ============

During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                                             12/31/16      12/31/15      12/31/14      12/31/13       12/31/12
Class I
Net asset value, beginning of period                         $ 28.18      $ 29.70       $ 27.04       $ 21.48        $  20.26
                                                             -------      -------       -------       -------        --------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.67(a)   $  0.63(a)    $  0.92       $  0.64        $   0.94
    Net realized and unrealized gain (loss) on investments      4.69        (0.47)         2.58          5.55            1.13
                                                             -------      -------       -------       -------        --------
       Net increase (decrease) from investment operations    $  5.36      $  0.16       $  3.50       $  6.19        $   2.07
                                                             -------      -------       -------       -------        --------
Distribution to shareowners:
    Net investment income                                    $ (0.61)     $ (0.58)      $ (0.84)      $ (0.63)       $  (0.85)
    Net realized gain                                          (1.68)       (1.10)           --            --              --
                                                             -------      -------       -------       -------        --------
Total distributions                                          $ (2.29)     $ (1.68)      $ (0.84)      $ (0.63)       $  (0.85)
                                                             -------      -------       -------       -------        --------
       Net increase (decrease) in net asset value            $  3.07      $ (1.52)      $  2.66       $  5.56        $   1.22
                                                             -------      -------       -------       -------        --------
Net asset value, end of period                               $ 31.25      $ 28.18       $ 29.70       $ 27.04       $   21.48
                                                             =======      =======       =======       =======        ========
Total return*                                                  19.80%(d)     0.50%(c)     13.07%        29.10%          10.30%
Ratio of net expenses to average net assets (b)                 0.72%        0.72%         0.72%         0.72%           0.75%
Ratio of net investment income (loss) to average net assets     2.31%        2.18%         3.10%         2.47%           4.10%
Portfolio turnover rate                                           37%          51%           38%           22%             47%
Net assets, end of period (in thousands)                     $131,825     $84,694       $97,610       $96,986        $ 85,168

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended   Year Ended    Year Ended    Year Ended     Year Ended
                                                             12/31/16     12/31/15      12/31/14      12/31/13       12/31/12
Class II
Net asset value, beginning of period                         $  28.33     $ 29.87       $ 27.20       $  21.60       $  20.39
                                                             --------     -------       -------       --------       --------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.60(a)  $  0.57(a)    $  0.78       $   0.49       $   0.68
    Net realized and unrealized gain (loss) on investments       4.72       (0.49)         2.66           5.68           1.34
                                                             --------     -------       -------       --------       --------
       Net increase (decrease) from investment operations    $   5.32     $  0.08       $  3.44       $   6.17       $   2.02
                                                             --------     -------       -------       --------       --------
Distribution to shareowners:
    Net investment income                                    $  (0.54)    $ (0.52)      $ (0.77)      $  (0.57)      $  (0.81)
    Net realized gain                                           (1.68)      (1.10)           --             --             --
                                                             --------     -------       -------       --------       --------
Total distributions                                          $  (2.22)    $ (1.62)      $ (0.77)      $  (0.57)      $  (0.81)
                                                             --------     -------       -------       --------       --------
       Net increase (decrease) in net asset value            $   3.10     $ (1.54)      $  2.67       $   5.60       $   1.21
                                                             --------     -------       -------       --------       --------
Net asset value, end of period                               $  31.43     $ 28.33       $ 29.87       $  27.20       $  21.60
                                                             ========     =======       =======       ========       ========
Total return*                                                   19.53%(d)    0.22%(c)     12.77%         28.83%          9.97%
Ratio of net expenses to average net assets (b)                  0.96%       0.97%         0.97%          0.97%          1.00%
Ratio of net investment income (loss) to average net assets      2.07%       1.95%         2.84%          2.23%          3.80%
Portfolio turnover rate                                            37%         51%           38%            22%            47%
Net assets, end of period (in thousands)                     $230,107    $185,158      $162,865       $134,979       $ 83,657

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $296,235,432)                                                $  360,553,562
  Cash                                                                                                59,591
  Foreign currency (cost $5)                                                                               5
  Receivables --
     Portfolio shares sold                                                                           879,720
     Dividends                                                                                       710,105
     Other assets                                                                                     11,450
                                                                                              --------------
        Total assets                                                                          $  362,214,433
                                                                                              --------------
LIABILITIES:
   Payables --
     Investment securities purchased                                                          $      104,167
     Portfolio shares repurchased                                                                    108,868
   Due to affiliates                                                                                  24,718
   Accrued expenses                                                                                   44,810
                                                                                              --------------
         Total liabilities                                                                    $      282,563
                                                                                              --------------

NET ASSETS:
  Paid-in capital                                                                             $  265,544,100
  Undistributed net investment income                                                              2,851,393
  Accumulated net realized gain on investments and foreign currency transactions                  29,237,488
  Net unrealized appreciation on investments                                                      64,318,130
  Net unrealized depreciation on foreign currency transactions                                       (19,241)
                                                                                              --------------
        Net assets                                                                            $  361,931,870
                                                                                              --------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $131,824,842/4,218,995 shares)                                           $        31.25
                                                                                              ==============
   Class II (based on $230,107,028/7,322,383 shares)                                          $        31.43
                                                                                              ==============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $42,400)                                        $ 8,909,344
  Interest                                                                                          2,257
                                                                                              -----------
        Total investment income                                                                                 $ 8,911,601
                                                                                                                -----------
EXPENSES:
  Management fees                                                                             $ 1,909,806
  Distribution fees
     Class II                                                                                     508,919
  Administrative expense                                                                          102,416
  Custodian fees                                                                                   10,491
  Professional fees                                                                                39,113
  Printing expense                                                                                 18,790
  Fees and expenses of nonaffiliated Trustees                                                       9,543
  Miscellaneous                                                                                     9,541
                                                                                              -----------
     Total expenses                                                                                             $ 2,608,619
                                                                                                                -----------
         Net investment income                                                                                  $ 6,302,982
                                                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS AND OTHER ASSETS AND LIABILITIES DENOMINATED
IN FOREIGN CURRENCIES:
   Net realized gain (loss) on:
     Investments                                                                              $29,811,644
     Class actions                                                                                 19,987
     Other assets and liabilities denominated in foreign currencies                               (15,859)      $29,815,772
                                                                                              -----------       -----------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                                                              $17,085,053
     Other assets and liabilities denominated in foreign currencies                                (6,600)      $17,078,453
                                                                                              -----------       -----------
   Net realized and unrealized gain (loss) on investments, class actions and other assets and
     liabilities denominated in foreign currencies                                                              $46,894,225
                                                                                                                -----------
   Net increase in net assets resulting from operations                                                         $53,197,207
                                                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               Year Ended       Year Ended
                                                                                                12/31/16         12/31/15
FROM OPERATIONS:
Net investment income (loss)                                                                  $  6,302,982      $  5,355,116
Net realized gain (loss) on investments, class actions and other assets and liabilities
   denominated in foreign currencies                                                            29,815,772        16,267,850
Change in net unrealized appreciation (depreciation) on investments and other assets and
   liabilities denominated in foreign currencies                                                17,078,453       (20,444,233)
                                                                                              ------------      ------------
      Net increase in net assets resulting from operations                                    $ 53,197,207      $  1,178,733
                                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.61 and $0.58 per share, respectively)                                       $ (1,973,143)     $ (1,773,259)
      Class II ($0.54 and $0.52 per share, respectively)                                        (3,755,199)       (3,121,336)
Net realized gain:
      Class I ($1.68 and $1.10 per share, respectively)                                         (5,031,484)       (3,344,176)
      Class II ($1.68 and $1.10 per share, respectively)                                       (11,346,160)       (6,387,532)
                                                                                              ------------      ------------
          Total distributions to shareowners                                                  $(22,105,986)     $(14,626,303)
                                                                                              ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $ 79,498,595      $ 61,775,813
Reinvestment of distributions                                                                   22,105,986        14,626,303
Cost of shares repurchased                                                                     (40,615,809)      (53,577,444)
                                                                                              ------------      ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                                         $ 60,988,772      $ 22,824,672
                                                                                              ------------      ------------
      Net increase in net assets                                                              $ 92,079,993      $  9,377,102

NET ASSETS:
Beginning of year                                                                             $269,851,877      $260,474,775
                                                                                              ------------      ------------
End of year                                                                                   $361,931,870      $269,851,877
                                                                                              ============      ============
Undistributed net investment income                                                           $  2,851,393      $  2,442,347
                                                                                              ============      ============

                                      Year Ended     Year Ended      Year Ended     Year Ended
                                       12/31/16       12/31/16        12/31/15       12/31/15
                                        Shares         Amount          Shares         Amount
CLASS I
Shares sold                            1,563,413     $ 48,448,065       126,912     $  3,702,993
Reinvestment of distributions            241,860        7,004,627       178,333        5,117,435
Less shares repurchased                 (592,256)     (17,205,605)     (585,357)     (17,074,089)
                                       ---------     ------------     ---------     ------------
   Net increase (decrease)             1,213,017     $ 38,247,087      (280,112)    $ (8,253,661)
                                       =========     ============     =========     ============
CLASS II
Shares sold                            1,069,273     $ 31,050,530     1,999,774     $ 58,072,820
Reinvestment of distributions            519,294       15,101,359       329,654        9,508,868
Less shares repurchased                 (801,940)     (23,410,204)   (1,245,638)     (36,503,355)
                                       ---------     ------------     ---------     ------------
   Net increase                          786,627     $ 22,741,685     1,083,790     $ 31,078,333
                                       =========     ============     =========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit) pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $165,594 to decrease undistributed net investment income and $165,594 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

--------------------------------------------------------------------------------
                                                           2016             2015
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $  5,728,342      $ 4,894,595
Long-term capital gain                               16,377,644        9,731,708
                                                   ------------      -----------
  Total distributions                              $ 22,105,986      $14,626,303
                                                   ============      ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                      $    126,287
Undistributed long-term
  capital gain                                       29,921,569
Net unrealized appreciation                          66,339,914
                                                   ------------
     Total                                         $ 96,387,770
                                                   ============

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax-basis adjustment on partnerships, REITs and other holdings.

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

2.  Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,008 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3.  Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4.  Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,710 in distribution fees payable to PFD at December 31, 2016.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS  AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of Pioneer
                                                              (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation (government-sponsored
                                                              issuer of debt securities)
                                                              (1988 - 1990); Mortgage
                                                              Strategies Group, Shearson Lehman
                                                              Hutton, Inc. (investment bank)
                                                              (1987 - 1988); and Mortgage
                                                              Strategies Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank)
                                                              (1986 - 1987)
================================================================================================================================

**   Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18648-11-0217

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        11

  Notes to Financial Statements                                               16

  Report of Independent Registered Public Accounting Firm                     19

  Approval of Investment Advisory Agreement                                   21

  Trustees, Officers and Service Providers                                    24


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         96.5%
International Common Stocks                                                 3.5%

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     24.4%
Financials                                                                 16.7%
Health Care                                                                13.9%
Industrials                                                                10.4%
Consumer Discretionary                                                      9.3%
Consumer Staples                                                            8.8%
Energy                                                                      7.8%
Telecommunication Services                                                  3.3%
Utilities                                                                   2.9%
Materials                                                                   2.5%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
  1. Alphabet, Inc.                                                        4.85%
--------------------------------------------------------------------------------
  2. JPMorgan Chase & Co.                                                  3.88
--------------------------------------------------------------------------------
  3. Microsoft Corp.                                                       3.78
--------------------------------------------------------------------------------
  4. AT&T, Inc.                                                            3.34
--------------------------------------------------------------------------------
  5. American Electric Power Co., Inc.                                     3.00
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share               12/31/16                    12/31/15
     Class I                             $17.72                      $19.75
     Class II                            $17.78                      $19.79

                                 Net
Distributions per Share          Investment     Short-Term         Long-Term
(1/1/16 - 12/31/16)              Income         Capital Gains      Capital Gains
     Class I                     $0.2434        $ -                $3.4873
     Class II                    $0.1930        $ -                $3.4873

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Fund VCT           Pioneer Fund VCT
               Portfolio Class I          Portfolio Class II          S&P 500 Index
12/06          $10,000                    $10,000                     $10,000
12/07          $10,499                    $10,487                     $10,549
12/08          $ 6,901                    $ 6,878                     $ 6,647
12/09          $ 8,640                    $ 8,591                     $ 8,406
12/10          $10,025                    $ 9,942                     $ 9,674
12/11          $ 9,594                    $ 9,490                     $ 9,876
12/12          $10,576                    $10,434                     $11,455
12/13          $14,096                    $13,875                     $15,164
12/14          $15,651                    $15,371                     $17,236
12/15          $15,642                    $15,314                     $17,476
12/16          $17,177                    $16,786                     $19,562

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

--------------------------------------------------------------------------------
                  Class I                  Class II                S&P 500 Index
--------------------------------------------------------------------------------
10 Years          5.56%                     5.32%                   6.94%
5 Years          12.35%                    12.08%                  14.65%
1 Year            9.81%                     9.62%                  11.94%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance may be lower or performance results. Current higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

Share Class                                             I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                    $1,000.00         $1,000.00
Ending Account Value on 12/31/16                     $1,064.05         $1,063.34
Expenses Paid During Period*                         $    3.89         $    5.19

* Expenses are equal to the Fund's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                                I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                     $1,000.00        $1,000.00
Ending Account Value on 12/31/16                      $1,021.37        $1,020.11
Expenses Paid During Period*                          $    3.81        $    5.08

* Expenses are equal to the Fund's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke and John A. Carey discuss the market environment during the 12-month period ended December 31, 2016, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio, along with Mr. Carey, Executive Vice President and a portfolio manager at Pioneer, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2016?

A: Pioneer Fund VCT Portfolio's Class I shares returned 9.81% at net asset value during the 12-month period ended December 31, 2016, and Class II shares returned 9.62%, while the Portfolio's benchmark, the Standard and Poor's 500 Index (the S&P 500), returned 11.94%. During the same period, the average return of the 184 variable portfolios in Lipper's Large-Cap Core Underlying Funds category was 9.96%.

Q: How would you describe the market environment for equities during the 12-month period ended December 31, 2016?

A: The first several weeks of the period saw the stock market decline in the United States. A rate increase by the Federal Reserve (the Fed) in December 2015, together with lackluster and even declining corporate earnings, slumping oil prices, and geopolitical tensions, caused concern among investors. Then, in the middle of February 2016, began a recovery that essentially continued through period end, a couple of minor setbacks notwithstanding. Explanations for the change in market direction ranged from decreasing concern that the Fed would push rates up too quickly, to recovering prices of oil and other commodities, to expectations for stronger economic activity in the second half of calendar year 2016. The market rally received another boost after the U.S. election in November, driven primarily by speculation that the new Trump administration's policies will stimulate the economy through lower taxes, less regulation, and increased government spending on infrastructure.

     The economic optimism led investors to bid up the prices of more cyclical, value stocks, as the Russell 1000 Value Index (+17.34%) easily outperformed the S&P 500 (+11.94%), the Portfolio's benchmark, during the period. Within the S&P 500, energy stocks (+27.34%) were the clear winners for the period, driven up by the rally in oil and commodity prices that began in February 2016. Every sector in the S&P 500, except health care, finished the 12-month period in positive territory.

Q: What were the main reasons for the Portfolio's underperformance of the S&P 500 benchmark during the 12-month period ended December 31, 2016?

A: The biggest factors in the Portfolio's underperformance of the S&P 500 during the period were stock selection results in the financials and information technology sectors, an underweight to the strong-performing telecommunication services sector, and an overweight to the underperforming health care sector.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     In financials, the Portfolio's positions in Bank of America (BofA) and Wells Fargo were the two biggest detractors from benchmark-relative performance during the period. With BofA, the Portfolio's underperformance came down to a matter of timing, as we sold the position after the shares declined in value early in the period, partly due to the Fed's inaction on interest rates. The stock then surged upward during the post-election rally, and so we missed on both ends. We exited the Wells Fargo position during the period after it underperformed.

     In information technology, 2016 was a year where we saw many of the larger, growth-oriented companies consolidate their 2015 gains, while the market developed a value bias towards the sector. Due to these factors, the biggest detractor from the Portfolio's benchmark-relative returns in the sector was a position in Alphabet (formerly Google). Other big names such as Facebook and Intel also underperformed. We remain positive about all of those positions. With regard to Intel, we are very constructive about the stock going forward. The company is still going through a transition from value to growth, and it has the market share lead in data chips, which play a major role in several "internet of things" components. Intel is also a well-managed company with a good dividend*.

     Two other positions that were major detractors from the Portfolio's benchmark-relative performance during the period were Medtronic, in health care, and CVS Health, in consumer staples. Medtronic's share price dropped following a late-year quarterly results report in which management's forward guidance came in below expectations. We actually increased the Portfolio's position in Medtronic during the stock's downdraft, as the company also has as strong balance sheet and a good dividend, and should benefit from the forthcoming new-product cycle. CVS Health has been a strong performer for the Portfolio for quite a while, but management took down earnings guidance recently, in part due to increased competition from rival Walgreens in the PBM (pharmacy benefits management) side of the business.

     With regard to sector allocation, the Portfolio's overweight to health care detracted from benchmark-relative returns as the sector turned in a negative performance for the full 12-month period. Health care stocks struggled in part because of the political rhetoric coming out of the campaign season with regard to drug pricing, and slumped again after the future of the Affordable Care Act came into question in the wake of Donald Trump's victory in November. We took the Portfolio's health care weighting down as the period progressed, with fewer biotech and pharmaceutical names. Early in the period, the Portfolio's underweights to rate-sensitive sectors such as telecommunication services also detracted from benchmark-relative returns, as the telecom stocks rallied when the Fed delayed action on interest rates for most of the calendar year.

*    Dividends are not guaranteed.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

Q: Which factors or individual positions contributed to the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2016?

A: With regard to individual holdings, two financials stocks, Goldman Sachs and JPMorgan Chase, were among the strongest contributors to benchmark-relative performance, with Goldman Sachs the top contributor holding overall. We have been transitioning to a higher-quality financials portfolio, which includes some larger investment banks such as Goldman and JPMorgan, both of which should continue to benefit, we think, from President Trump's proposed pro-growth policies aimed at driving more investment, business start-ups, and mergers and acquisitions activity.

     In energy, the Portfolio's large position in Chevron was the second-biggest contributor to benchmark-relative performance (after Goldman Sachs) during the period. Chevron's stock price rallied with the rebound in energy prices. We have a positive outlook for Chevron, as the company is a big player in the North American shale space, and its LNG (liquefied natural gas) operations in Australia are now underway after a few delays. In industrials, the Portfolio's position in railroad company CSX was another strong contributor to benchmark-relative returns during the period. CSX has dramatically improved operations over the past five years, and the stock is attractively valued.

     Benchmark-relative returns also benefited from a zero weighting in the rate-sensitive real estate sector, which struggled late in the period as investors anticipated higher interest rates.

Q: Could you discuss some of the changes/additions you made in the Portfolio during the 12-month period ended December 31, 2016?

A: As noted earlier, we reduced the Portfolio's allocation to health care during the period, a decision aimed at lowering some of the regulatory and pricing risk, and to reduce the overall exposure to the sector. We did add a few new names in health care such as biotech firm Incyte, which has a very attractive new-product pipeline, including its cutting-edge oncology portfolio. In consumer staples, we sold both Dr. Pepper Snapple and Coca-Cola in order to fund our purchase of PepsiCo. We believe Pepsi's snack foods business has a more attractive organic growth story and faces less consumer backlash compared with carbonated soft drinks, which also face the imposition of sugar taxes in many different jurisdictions.

     In industrials, we purchased shares of railroad Kansas City Southern (KSU) during the period. We anticipate stronger economic growth in the U.S., and we view our play on railroads as a way to benefit from an improving economy. KSU's shares struggled after we purchased them, a reaction to concerns over trade flows between the USA and Mexico in a Trump administration. We feel that the KSU railroad franchise still has room to grow, however, if not as quickly as in the past.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     Finally, in consumer discretionary, we added shares of BorgWarner, an automotive industry components and parts supplier. We bought BorgWarner despite market concerns that the auto unit-build rate may decline. We believe the build rate will actually remain robust in 2017 and beyond, as the average age of cars in the U.S. rose to 11.6 years in 2016, up from
     11.5 years in 2015, despite the high new-build rate in 2016.

Q: Did the Portfolio invest in any derivatives during the 12-month period ended December 31, 2016?

A:   No. The Portfolio had no exposure to derivatives during the period.

Q:   What is your outlook for 2017?

A: We remain constructive in our outlook for equities going into the new calendar year, as valuations are not overly stretched and we believe corporate earnings should grow at a double-digit pace in 2017. In managing the Portfolio, we remain focused on owning stocks of higher-quality large-cap companies within both the value and growth universes, and believe such stocks will outperform in 2017.

     In terms of sector weightings, the Portfolio remains overweight in information technology, as we believe innovation - with the move to the cloud, virtual reality, and the so-called "internet of things" - will drive growth in the future. Valuations in the sector also look better than they have in a long time. The Portfolio is underweight the consumer sectors, as we prefer to wait and see when it comes to future job creation and consumer spending levels. Gas prices have inched up, and so has the cost of health care, leaving less disposable income in consumers' pockets. If President Trump follows through on his promise to repeal/replace the Affordable Care Act, that could provide consumers with a boost. The Portfolio remains overweight in the financials sector at year end, with an emphasis on banks.

Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

    Shares                                                                 Value
              COMMON STOCKS - 99.0%
              Energy - 7.8%
              Oil & Gas Equipment &
              Services - 2.0%
     32,500   Schlumberger, Ltd.                                 $     2,728,375
                                                                 ---------------
              Integrated Oil & Gas - 2.4%
     28,000   Chevron Corp.                                      $     3,295,600
                                                                 ---------------
              Oil & Gas Exploration &
              Production - 3.4%
     25,900   Apache Corp.                                       $     1,643,873
     29,900   EOG Resources, Inc.                                      3,022,890
                                                                 ---------------
                                                                 $     4,666,763
                                                                 ---------------
              Total Energy                                       $    10,690,738
                                                                 ---------------
              Materials - 2.1%
              Diversified Chemicals - 1.5%
     35,100   The Dow Chemical Co.                               $     2,008,422
                                                                 ---------------
              Specialty Chemicals - 0.6%
      7,550   Ecolab, Inc.                                       $       885,011
                                                                 ---------------
              Total Materials                                    $     2,893,433
                                                                 ---------------
              Capital Goods - 5.0%
              Aerospace & Defense - 0.8%
      8,000   Raytheon Co.                                       $     1,136,000
                                                                 ---------------
              Industrial Conglomerates - 3.3%
     36,200   General Electric Co.                               $     1,143,920
     29,500   Honeywell International, Inc.                            3,417,575
                                                                 ---------------
                                                                 $     4,561,495
                                                                 ---------------
              Industrial Machinery - 0.9%
     16,000   Ingersoll-Rand Plc                                 $     1,200,640
                                                                 ---------------
              Total Capital Goods                                $     6,898,135
                                                                 ---------------
              Commercial Services &
              Supplies - 1.2%
              Environmental & Facilities
              Services - 1.2%
     23,500   Waste Management, Inc.                             $     1,666,385
                                                                 ---------------
              Total Commercial Services &
              Supplies                                           $     1,666,385
                                                                 ---------------
              Transportation - 4.1%
              Railroads - 4.1%
     55,100   CSX Corp.                                          $     1,979,743
     22,500   Kansas City Southern                                     1,909,125
     16,100   Union Pacific Corp.                                      1,669,248
                                                                 ---------------
                                                                 $     5,558,116
                                                                 ---------------
              Total Transportation                               $     5,558,116
                                                                 ---------------
              Automobiles &
              Components - 0.8%
              Auto Parts &
              Equipment - 0.8%
     26,200   BorgWarner, Inc.                                   $     1,033,328
                                                                 ---------------
              Total Automobiles &
              Components                                         $     1,033,328
                                                                 ---------------
              Consumer Services - 0.9%
              Restaurants - 0.9%
     22,200   Starbucks Corp.                                    $     1,232,544
                                                                 ---------------
              Total Consumer Services                            $     1,232,544
                                                                 ---------------
              Media - 3.7%
              Broadcasting - 1.7%
     32,200   Scripps Networks Interactive, Inc.                 $     2,298,114
                                                                 ---------------
              Cable & Satellite - 1.2%
     29,200   DISH Network Corp.                                 $     1,691,556
                                                                 ---------------
              Movies & Entertainment - 0.8%
     10,500   The Walt Disney Co.                                $     1,094,310
                                                                 ---------------
              Total Media                                        $     5,083,980
                                                                 ---------------
              Retailing - 3.9%
              Apparel Retail - 1.2%
     21,200   The TJX Companies, Inc.                            $     1,592,756
                                                                 ---------------
              Home Improvement Retail - 1.8%
     18,000   The Home Depot, Inc.                               $     2,413,440
                                                                 ---------------
              Specialty Stores - 0.9%
     16,400   Tiffany & Co.                                      $     1,269,852
                                                                 ---------------
              Total Retailing                                    $     5,276,048
                                                                 ---------------
              Food & Staples Retailing - 2.2%
              Drug Retail - 2.2%
     37,600   CVS Health Corp.                                   $     2,967,016
                                                                 ---------------
              Total Food & Staples Retailing                     $     2,967,016
                                                                 ---------------
              Food, Beverage & Tobacco - 5.2%
              Soft Drinks - 1.7%
     22,500   PepsiCo., Inc.                                     $     2,354,175
                                                                 ---------------
              Packaged Foods & Meats - 3.5%
     33,300   Campbell Soup Co.                                  $     2,013,651
     27,100   The Hershey Co.                                          2,802,953
                                                                 ---------------
                                                                 $     4,816,604
                                                                 ---------------
              Total Food, Beverage & Tobacco                     $     7,170,779
                                                                 ---------------
              Household & Personal
              Products - 1.3%
              Household Products - 1.3%
     15,400   The Clorox Co.                                     $     1,848,308
                                                                 ---------------
              Total Household &
              Personal Products                                  $     1,848,308
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
              Health Care Equipment &
              Services - 5.1%
              Health Care Equipment - 2.6%
     49,700   Medtronic Plc                                      $     3,540,131
                                                                 ---------------
              Health Care Supplies - 0.8%
     18,800   DENTSPLY SIRONA, Inc.                              $     1,085,324
                                                                 ---------------
              Managed Health Care - 1.7%
     15,100   UnitedHealth Group, Inc.                           $     2,416,604
                                                                 ---------------
              Total Health Care
              Equipment & Services                               $     7,042,059
                                                                 ---------------
              Pharmaceuticals, Biotechnology
              & Life Sciences - 8.6%
              Biotechnology - 2.2%
     16,700   Celgene Corp.*                                     $     1,933,025
     11,000   Incyte Corp.*                                            1,102,970
                                                                 ---------------
                                                                 $     3,035,995
                                                                 ---------------
              Pharmaceuticals - 6.4%
     25,100   Eli Lilly & Co.                                    $     1,846,105
     22,200   Johnson & Johnson                                        2,557,662
     93,500   Pfizer, Inc.                                             3,036,880
     25,000   Zoetis, Inc.                                             1,338,250
                                                                 ---------------
                                                                 $     8,778,897
                                                                 ---------------
              Total Pharmaceuticals,
              Biotechnology & Life Sciences                      $    11,814,892
                                                                 ---------------
              Banks - 9.1%
              Diversified Banks - 6.5%
     61,000   JPMorgan Chase & Co.                               $     5,263,690
     70,400   US Bancorp                                               3,616,448
                                                                 ---------------
                                                                 $     8,880,138
                                                                 ---------------
              Regional Banks - 2.6%
     30,300   The PNC Financial Services Group, Inc.             $     3,543,888
                                                                 ---------------
              Total Banks                                        $    12,424,026
                                                                 ---------------
              Diversified Financials - 4.7%
              Asset Management & Custody
              Banks - 1.9%
      6,650   BlackRock, Inc.                                    $     2,530,591
                                                                 ---------------
              Investment Banking &
              Brokerage - 2.8%
     16,200   The Goldman Sachs Group, Inc.                      $     3,879,090
                                                                 ---------------
              Total Diversified Financials                       $     6,409,681
                                                                 ---------------
              Insurance - 2.8%
              Multi-line Insurance - 0.6%
     16,700   The Hartford Financial Services
              Group, Inc.                                        $       795,755
                                                                 ---------------
              Property & Casualty
              Insurance - 2.2%
     22,900   Chubb, Ltd.                                        $     3,025,548
                                                                 ---------------
              Total Insurance                                    $     3,821,303
                                                                 ---------------
              Software & Services - 13.5%
              Internet Software &
              Services - 6.8%
      8,300   Alphabet, Inc. (Class A)                           $     6,577,335
     30,300   eBay, Inc.*                                                899,607
     15,400   Facebook, Inc.*                                          1,771,770
                                                                 ---------------
                                                                 $     9,248,712
                                                                 ---------------
              Data Processing &
              Outsourced Services - 1.3%
     23,600   Visa, Inc.                                         $     1,841,272
                                                                 ---------------
              Systems Software - 5.4%
      6,100   Check Point Software Technologies, Ltd.*           $       515,206
     82,500   Microsoft Corp.                                          5,126,550
     46,500   Oracle Corp.                                             1,787,925
                                                                 ---------------
                                                                 $     7,429,681
                                                                 ---------------
              Total Software & Services                          $    18,519,665
                                                                 ---------------
              Technology Hardware &
              Equipment - 4.8%
              Communications
              Equipment - 1.9%
     85,000   Cisco Systems, Inc.                                $     2,568,700
                                                                 ---------------
              Computer Storage &
              Peripherals - 2.9%
     34,000   Apple, Inc.                                        $     3,937,880
                                                                 ---------------
              Total Technology
              Hardware & Equipment                               $     6,506,580
                                                                 ---------------
              Semiconductors &
              Semiconductor
              Equipment - 5.9%
              Semiconductor
              Equipment - 1.1%
     14,200   Lam Research Corp.*                                $     1,501,366
                                                                 ---------------
              Semiconductors - 4.8%
     39,000   Analog Devices, Inc.                               $     2,832,180
    104,000   Intel Corp.                                              3,772,080
                                                                 ---------------
                                                                 $     6,604,260
                                                                 ---------------
              Total Semiconductors &
              Semiconductor Equipment                            $     8,105,626
                                                                 ---------------
              Telecommunication
              Services - 3.3%
              Integrated Telecommunication
              Services - 3.3%
    106,500   AT&T, Inc.                                         $     4,529,445
                                                                 ---------------
              Total Telecommunication
              Services                                           $     4,529,445
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Utilities - 3.0%
              Electric Utilities - 3.0%
     64,500   American Electric Power Co., Inc.                  $     4,060,920
                                                                 ---------------
              Total Utilities                                    $     4,060,920
                                                                 ---------------
              TOTAL COMMON STOCKS
              (Cost $104,028,298)                                $   135,553,007
                                                                 ---------------
              TOTAL INVESTMENT IN
              SECURITIES - 99.0%
              (Cost $104,028,298) (a)                            $   135,553,007
                                                                 ---------------
              OTHER ASSETS &
              LIABILITIES - 1.0%                                 $     1,401,855
                                                                 ---------------
              NET ASSETS - 100.0%                                $   136,954,862
                                                                 ===============

*          Non-income producing security.

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $104,245,565 was as follows:

             Aggregate gross unrealized appreciation for all investments
             in which there is an excess of value over tax cost               $ 31,886,175
             Aggregate gross unrealized depreciation for all investments
             in which there is an excess of tax cost over value                   (578,733)
                                                                              ------------
             Net unrealized appreciation                                      $ 31,307,442
                                                                              ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016, aggregated $81,815,568 and $98,341,671, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                            Level 1       Level 2      Level 3    Total
Common Stocks            $135,553,007     $    --      $   --   $135,553,007
                         ------------     -------      ------   ------------
      Total              $135,553,007     $    --      $   --   $135,553,007
                         ============     =======      ======   ============

During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended     Year Ended Year Ended Year Ended
                                                             12/31/16     12/31/15       12/31/14   12/31/13   12/31/12
Class I
Net asset value, beginning of period                         $  19.75     $  26.84       $  26.25   $  20.90   $  19.96
                                                             --------     --------       --------   --------   --------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.24(b)  $   0.25(b)    $   0.18   $   0.31   $   0.33
    Net realized and unrealized gain (loss) on investments       1.46        (0.07)          2.63       6.42       1.65
                                                             --------     --------       --------   --------   --------
       Net increase (decrease) from investment operations    $   1.70     $   0.18       $   2.81   $   6.73   $   1.98
                                                             --------     --------       --------   --------   --------
Distribution to shareowners:
    Net investment income                                    $  (0.24)    $  (0.26)      $  (0.32)  $  (0.30)  $  (0.33)
    Net realized gain                                           (3.49)       (7.01)         (1.90)     (1.08)     (0.71)
                                                             --------     --------       --------   --------   --------
Total distributions                                          $  (3.73)    $  (7.27)      $  (2.22)  $  (1.38)  $  (1.04)
                                                             --------     --------       --------   --------   --------
Net increase (decrease) in net asset value                   $  (2.03)    $  (7.09)      $   0.59   $   5.35   $   0.94
                                                             --------     --------       --------   --------   --------
Net asset value, end of period                               $  17.72     $  19.75       $  26.84   $  26.25   $  20.90
                                                             ========     ========       ========   ========   ========
Total return*                                                    9.81%       (0.06)%(c)     11.03%     33.28%     10.24%
Ratio of net expenses to average net assets (a)                  0.75%        0.75%          0.74%      0.72%      0.74%
Ratio of net investment income (loss) to average net assets      1.32%        1.09%          1.15%      1.27%      1.50%
Portfolio turnover rate                                            60%          49%            25%         7%        44%
Net assets, end of period (in thousands)                     $121,626     $127,818       $151,325   $194,609   $178,900


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended    Year Ended  Year Ended Year Ended
                                                                12/31/16     12/31/15      12/31/14    12/31/13   12/31/12
Class II
Net asset value, beginning of period                           $ 19.79      $ 26.89       $ 26.28     $ 20.92    $ 19.97
                                                               -------      -------       -------     -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                               $  0.19(b)   $  0.19(b)    $  0.82     $  0.25    $  0.27
    Net realized and unrealized gain (loss) on investments        1.48        (0.09)         1.93        6.43       1.66
                                                               -------      -------       -------     -------    -------
       Net increase (decrease) from investment operations      $  1.67      $  0.10       $  2.75     $  6.68    $  1.93
                                                               -------      -------       -------     -------    -------
Distribution to shareowners:
    Net investment income                                      $ (0.19)     $ (0.19)      $ (0.24)    $ (0.24)   $ (0.27)
    Net realized gain                                            (3.49)       (7.01)        (1.90)      (1.08)     (0.71)
                                                               -------      -------       -------     -------    -------
Total distributions                                            $ (3.68)     $ (7.20)      $ (2.14)    $ (1.32)   $ (0.98)
                                                               -------      -------       -------     -------    -------
Net increase (decrease) in net asset value                     $ (2.01)     $ (7.10)      $  0.61     $  5.36    $  0.95
                                                               -------      -------       -------     -------    -------
Net asset value, end of period                                 $ 17.78      $ 19.79       $ 26.89     $ 26.28    $ 20.92
                                                               =======      =======       =======     =======    =======
Total return*                                                     9.62%       (0.37)%(c)    10.78%      32.98%      9.95%
Ratio of net expenses to average net assets (a)                   1.00%        1.01%         0.99%       0.98%      0.99%
Ratio of net investment income (loss) to average net assets       1.07%        0.84%         0.89%       1.01%      1.25%
Portfolio turnover rate                                             60%          49%           25%          7%        44%
Net assets, end of period (in thousands)                       $15,328      $15,420       $19,180     $21,563    $21,156

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $104,028,298)                                     $135,553,007
   Cash                                                                                2,570,164
   Receivables --
      Portfolio shares sold                                                              213,369
      Dividends                                                                          140,979
      Other assets                                                                            24
                                                                                    ------------
          Total assets                                                              $138,477,543
                                                                                    ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                               $  1,461,115
      Portfolio shares repurchased                                                        12,283
      Trustee fees                                                                            93
   Due to affiliates                                                                       7,910
   Accrued expenses                                                                       41,280
                                                                                    ------------
         Total liabilities                                                          $  1,522,681
                                                                                    ------------
NET ASSETS:
   Paid-in capital                                                                  $ 85,897,615
   Undistributed net investment income                                                    25,649
   Accumulated net realized gain on investments and foreign currency transactions     19,507,094
   Net unrealized appreciation on investments                                         31,524,709
   Net unrealized appreciation on other assets and
      liabilities denominated in foreign currencies                                         (205)
                                                                                    ------------
        Net assets                                                                  $136,954,862
                                                                                    ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $121,626,386/6,861,943 shares)                                 $      17.72
                                                                                    ============
   Class II (based on $15,328,476/862,214 shares)                                   $      17.78
                                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $4,090)                                      $ 2,839,910
  Interest                                                                                       1,587
                                                                                           -----------
        Total investment income                                                                          $ 2,841,497
                                                                                                         -----------

EXPENSES:
  Management fees                                                                          $   891,036
  Distribution fees
     Class II                                                                                   37,915
  Administrative expense                                                                        55,404
  Custodian fees                                                                                12,128
  Professional fees                                                                             36,963
  Printing expense                                                                              21,897
  Fees and expenses of nonaffiliated Trustees                                                    7,473
  Miscellaneous                                                                                  6,039
                                                                                           -----------
     Total expenses                                                                                      $ 1,068,855
                                                                                                         -----------
         Net investment income                                                                           $ 1,772,642
                                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                                            $19,733,269
    Other assets and liabilities
        denominated in foreign currencies                                                          (14)  $19,733,255
                                                                                           -----------   -----------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                                            $(8,741,526)
    Other assets and liabilities denominated in foreign currencies                                (139)  $(8,741,665)
                                                                                           -----------   -----------
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                                                $10,991,590
                                                                                                         -----------
  Net increase in net assets resulting from operations                                                   $12,764,232
                                                                                                         ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Year Ended      Year Ended
                                                                                           12/31/16        12/31/15
FROM OPERATIONS:
Net investment income (loss)                                                              $   1,772,642   $    1,675,595
Net realized gain (loss) on investments, class actions and foreign currency transactions     19,733,255       24,104,288
Change in net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                                         (8,741,665)     (25,778,129)
                                                                                          -------------   --------------
      Net increase in net assets resulting from operations                                $  12,764,232   $        1,754
                                                                                          -------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.24 and $0.26 per share, respectively)                                      $  (1,603,281)  $   (1,514,039)
   Class II ($0.19 and $0.19 per share, respectively)                                          (159,488)        (136,400)
Net realized gain:
   Class I ($3.49 and $7.01 per share, respectively)                                      $ (21,164,881)  $  (37,212,880)
   Class II ($3.49 and $7.01 per share, respectively)                                        (2,759,666)      (4,370,417)
                                                                                          -------------   --------------
      Total distributions to shareowners                                                  $ (25,687,316)  $  (43,233,736)
                                                                                          -------------   --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $   6,481,868   $    4,688,117
Reinvestment of distributions                                                                25,687,316       43,233,736
Cost of shares repurchased                                                                  (25,528,460)     (31,956,834)
                                                                                          -------------   --------------
      Net increase in net assets resulting from
         portfolio share transactions                                                     $   6,640,724   $   15,965,019
                                                                                          -------------   --------------
      Net decrease in net assets                                                          $  (6,282,360)  $  (27,266,963)

NET ASSETS:
Beginning of year                                                                         $ 143,237,222   $  170,504,185
                                                                                          -------------   --------------
End of year                                                                               $ 136,954,862   $  143,237,222
                                                                                          =============   ==============
Undistributed net investment income                                                       $      25,649   $       17,782
                                                                                          =============   ==============

                                    Year Ended      Year Ended       Year Ended     Year Ended
                                     12/31/16        12/31/16         12/31/15       12/31/15
                                      Shares          Amount           Shares         Amount
Class I
Shares sold                           188,095      $  3,440,429        145,841     $  3,347,494
Reinvestment of distributions       1,353,142        22,768,162      1,892,879       38,726,919
Less shares repurchased            (1,152,416)      (20,997,296)    (1,202,693)     (26,887,974)
                                   ----------      ------------     ----------     ------------
      Net increase                    388,821      $  5,211,295        836,027     $ 15,186,439
                                   ==========      ============     ==========     ============
Class II
Shares sold                           162,343      $  3,041,439         61,026     $  1,340,623
Reinvestment of distributions         173,218         2,919,154        219,851        4,506,817
Less shares repurchased              (252,463)       (4,531,164)      (215,111)      (5,068,860)
                                   ----------      ------------     ----------     ------------
      Net increase                     83,098      $  1,429,429         65,766     $    778,580
                                   ==========      ============     ==========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

  Pioneer Fund VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $2,006 to decrease undistributed net investment income and $2,006 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:


     ---------------------------------------------------------------------------
                                              2016               2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                      $ 1,762,769        $ 1,773,226
     Long-term capital gain                23,924,547         41,460,510
                                          -----------        -----------
       Total distributions                $25,687,316        $43,233,736
                                          ===========        ===========
     Distributable Earnings
     Undistributed long-term gain         $19,750,010
     Net unrealized appreciation           31,307,237
                                          -----------
       Total                              $51,057,247
                                          ===========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustment on other common stocks.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,595 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $315 in distribution fees payable to PFD at December 31, 2016.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

Pioneer Fund VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They discussed the Portfolio's performance with PIM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Portfolio's relative performance and the steps taken by PIM to address the Portfolio's performance, including reducing certain sector exposures. It also was noted that Jeff Kripke, a Senior Vice President, became a portfolio manager of the Portfolio in July, 2015. The Trustees' reviews and discussions, including the steps taken by PIM to address the Portfolio's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was approximately four basis points higher than the median management fee paid by other funds in the Portfolio's peer group, and less than one basis point higher than the bottom of the third quintile. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of
                                                              Pioneer (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation (government-sponsored
                                                              issuer of debt securities)
                                                              (1988 - 1990); Mortgage
                                                              Strategies Group, Shearson Lehman
                                                              Hutton, Inc. (investment bank)
                                                              (1987 - 1988); and Mortgage
                                                              Strategies Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank)
                                                              (1986 - 1987)
================================================================================================================================

**   Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                              OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                           This page for your notes.
28

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18649-11-0217

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        26

  Notes to Financial Statements                                               31

  Report of Independent Registered Public Accounting Firm                     38

  Approval of Investment Advisory Agreement                                   40

  Trustees, Officers, and Service Providers                                   43

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       61.5%
Convertible Corporate Bonds                                                11.1%
International Corporate Bonds                                               8.0%
U.S. Government Securities                                                  4.3%
U.S. Common Stocks                                                          4.1%
Municipal Bonds                                                             2.8%
Senior Secured Loans                                                        2.6%
Closed End Fund                                                             2.1%
Collateralized Mortgage Obligations                                         1.4%
Convertible Preferred Stocks                                                1.1%
International Common Stocks                                                 0.7%
Temporary Cash Investment                                                   0.2%
U.S. Preferred  Stocks                                                      0.1%

* Includes investment in Insurance-Linked Securities totaling 0.1% of total investment portfolio.

Five Largest Holdings
(As a percentage of long-term holdings)*

 1. Pioneer ILS Interval Fund                                              2.13%
--------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 1/19/17                                           1.99
--------------------------------------------------------------------------------
 3. Crown Cork & Seal Co., Inc.,
    7.375%, 12/15/26                                                       1.45
--------------------------------------------------------------------------------
 4. Frontier Communications Corp.,
    8.75%, 4/15/22                                                         1.26
--------------------------------------------------------------------------------
 5. Sprint Corp., 7.125%,
    6/15/24                                                                1.19
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      12/31/16                 12/31/15
   Class I                                       $9.31                    $8.55
   Class II                                      $9.23                    $8.49

                               Net
Distributions per Share        Investment       Short-Term         Long-Term
(1/1/16 - 12/31/16)            Income           Capital Gains      Capital Gains
   Class I                     $0.4360          $   -              $     -
   Class II                    $0.4106          $   -              $     -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer High Yield       Pioneer High Yield       BofA ML U.S. High Yield  BofA ML All-Convertibles
               VCT Portfolio Class I    VCT Portfolio Class II   Index                    Speculative Quality Index
12/06          $10,000                  $10,000                  $10,000                  $10,000
12/07          $10,595                  $10,559                  $10,224                  $10,399
12/08          $ 6,841                  $ 6,797                  $ 7,526                  $ 5,641
12/09          $10,980                  $10,876                  $11,854                  $10,282
12/10          $12,961                  $12,798                  $13,654                  $12,386
12/11          $12,743                  $12,536                  $14,253                  $12,175
12/12          $14,792                  $14,508                  $16,474                  $13,484
12/13          $16,578                  $16,223                  $17,696                  $16,572
12/14          $16,593                  $16,176                  $18,139                  $17,634
12/15          $15,941                  $15,492                  $17,297                  $15,858
12/16          $18,229                  $17,644                  $20,322                  $18,606

The BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

--------------------------------------------------------------------------------
                                                                         BofA ML
                                                    BofA ML     All-Convertibles
                                                  U.S. High          Speculative
                 Class I         Class II       Yield Index        Quality Index
--------------------------------------------------------------------------------
10 Years         6.19%            5.84%               7.35%                6.41%
5 Years          7.42%            7.07%               7.35%               10.03%
1 Year          14.35%           13.89%              17.49%               17.33%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $1,078.06          $1,076.06
Expenses Paid During Period*                        $    4.81          $    6.05

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.92%, 1.16% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $1,020.51          $1,019.30
Expenses Paid During Period*                        $    4.67          $    5.89

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.92%, 1.16% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, portfolio manager Tracy Wright discusses the factors that affected the performance of Pioneer High Yield VCT Portfolio during the 12-month period ended December 31, 2016. Ms. Wright, lead manager of the Portfolio, a senior vice president and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2016?

A: The Portfolio's Class I shares returned 14.35% at net asset value during the 12-month period ended December 31, 2016, and Class II shares returned 13.89%, while the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index and the BofA ML All-Convertibles Speculative Quality Index, returned 17.49% and 17.33%, respectively. During the same period, the average return of the 109 variable portfolios in Lipper's High Yield Underlying Funds category was 13.08%.

Q: Could you please describe the market environment for high-yield bonds during the 12-month period ended December 31, 2016?

A: High-yield bonds, in aggregate, experienced very strong positive returns for the 12-month period, despite extraordinary swings in credit-market sentiment and prices for the asset class early in the period. January 2016 saw so-called risk assets punished due to a resurgence of concerns surrounding China's slowing economic growth rate and a further slide in energy and commodity prices. High-yield bonds remained under pressure through the early part of February 2016, with default fears rising, especially with regard to distressed sectors such as energy and metals & mining.

     From the middle of February through year-end, however, credit sentiment rebounded strongly as the Federal Reserve (the Fed) signaled that it was prepared to push back the timetable for further rate hikes and central banks overseas engaged in unprecedented easing measures designed to stimulate economic growth. Increased hopes of fiscal stimulus out of China and a meaningful recovery in oil and other commodity prices from their January lows also provided a boost to market sentiment. Those developments, coupled with balance-sheet restructurings among issuers of certain energy credits and a renewed focus on addressing leverage/reducing debt within the metals & mining sector set the stage for high-yield bonds to rally over the last several months of the 12-month period. As commodity prices rebounded and higher default levels failed to materialize, investors once again became comfortable with investing in the high-yield asset class. There were notable spikes in volatility due to events like the June 23 "Brexit" vote, in which the citizens of the United Kingdom opted to leave the European Union, and the run-up to the November 8 U.S. election. In both instances, however, the markets returned to "risk-on" mode in very short order.

     The last several weeks of 2016, after the U.S. election, saw renewed market optimism about the future strength of the U.S. economy and corporate earnings under a Trump administration. Many investors viewed Mr. Trump's policy proposals on the campaign trail - decreased regulation, positive corporate tax reform, and increased spending on defense and infrastructure
     - as "pro-growth." His victory in November, coupled with the Republicans' maintaining control over both houses of Congress, likely increased the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     prospects for implementation of such policies, thus providing a boost to market sentiment. Finally, while the Fed's December 2016 increase in short-term rates was well telegraphed and met with relative equanimity, Treasury yields moved notably higher by year-end because of heightened market expectations regarding economic growth and inflation.

     Overall, 2016 was a very good year for the high-yield market, which experienced its strongest annual return since the record performance of 2009, when the asset class rebounded off the lows experienced in the wake of the global financial crisis the year before.

Q: Can you review your principal strategies in managing the Portfolio during the 12-month period ended December 31, 2016, and the degree to which they added to or detracted from benchmark-relative returns?

A: With respect to the Portfolio's core allocation to high-yield bonds, we have maintained underweight exposure to the basic materials sector, which includes such industries as metals & mining, forestry, and chemicals. The underweight detracted from the Portfolio's benchmark-relative returns during the period as metals & mining companies benefited from a strengthening in commodity prices. Overall security selection within high yield was essentially a neutral factor in the Portfolio's benchmark-relative performance, as Portfolio holdings within the telecommunication services, utilities, services, and leisure sectors contributed positively to relative returns, while security selection results in energy, basic materials, and media lagged.

     We maintained a non-benchmark allocation to convertible bonds in the Portfolio during the period, with a focus on sectors not well represented within high-yield, or in sectors where we saw better valuation opportunities than those offered via the high-yield market. The non-benchmark positioning had a negative impact on benchmark-relative performance over the 12-month period. In particular, exposure to health care-related issues lagged as the segment felt the negative effects of headlines concerning drug pricing and post-election uncertainty about the future of the Affordable Care Act. The Portfolio's non-benchmark allocations to equities, bank loans, and residential mortgage-backed securities also detracted from relative returns during the period. Despite the struggles during the most recent 12-month period, we continue to view modest out-of-benchmark exposure to convertibles, equities, and bank loans as improving the Portfolio's long-term total risk/return profile.

     With regard to credit quality, the Portfolio's benchmark-relative performance was constrained by its below-benchmark exposure to lower-quality, CCC-rated and distressed issues, which meaningfully outperformed the broader high-yield market in 2016.

     In terms of individual positions, the Portfolio's holdings in Scientific Games International and Mentor Graphics were leading positive contributors to benchmark-relative results during the period. Scientific Games aided relative returns as a change in the company's management led to restructuring initiatives and improved results. The Portfolio's position in the convertibles of Mentor Graphics performed well after the announced acquisition of the company by Siemens in November. On the downside, the Portfolio's exposure to distressed energy companies such as Linn Energy and EP Energy detracted from benchmark-relative results. We exited the Portfolio's Linn position prior to the company's filing for bankruptcy protection. EP Energy had a negative effect on the Portfolio's performance during the period, as we sold the issue prior to

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     the recovery in the energy sector. Finally, the Portfolio's holdings in hospital operator Community Health Systems also detracted from benchmark-relative returns, as the company cut operating results and guidance in October due to soft volumes and cost pressures.

Q: Can you discuss the factors that affected the Portfolio's income-generation (or yield), either positively or negatively, during the 12-month period ended December 31, 2016?

A: The Portfolio's income-generation and distributions to shareholders remained relatively stable over the 12 months. Positions in convertible securities and common stocks did result in the Portfolio's having a lower yield during the period as compared with portfolios comprised entirely of high-yield bonds; but, as we noted earlier, we believe the Portfolio's allocations to those non-benchmark asset classes improve its long-term total return profile.

Q: What role did derivatives play in the Portfolio's investment process and results during the 12-month period ended December 31, 2016?

A: We utilized futures contracts and credit default swap indices in the Portfolio during the 12-month period, though the swaps represented our primary derivatives strategy. We had deployed the swaps during the period in order to maintain the desired level of Portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The swaps had a neutral impact on the Portfolio's performance.

Q:   What is your assessment of the current climate for fixed-income investing?

A: Despite the very strong performance experienced over the last 12 months as well as persistent geopolitical uncertainties, we maintain a constructive outlook with respect to the U.S. economy and overall corporate credit fundamentals. Outside of energy, the default rate for high-yield bonds has remained below historical averages, and we believe it is likely that energy-related defaults have peaked and should start to trend downward.

     The Fed is expected to hike interest rates two to three times in 2017, and we will be watching the course of future rate increases (and the corresponding data the Fed uses to make such decisions) closely. However, the expectation continues to be that the Fed's hiking cycle will be gradual and measured in nature. With a new administration in Washington, we will be closely monitoring proposals concerning taxation, deregulation, and health care.

     While high-yield valuations are obviously not as attractive as they were before the rally that began in February 2016, we believe overall conditions with respect to U.S. economic growth, default rates, and fiscal policy remain supportive of the asset class, and the Portfolio is positioned accordingly.

Please refer to the Schedule of Investments on pages 7 to 25 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              CONVERTIBLE CORPORATE BONDS - 10.9%
                              Energy - 0.8%
                              Oil & Gas Equipment & Services - 0.1%
      85,000                  SEACOR Holdings, Inc., 3.0%, 11/15/28                                                  $     74,853
                                                                                                                     ------------
                              Oil & Gas Exploration & Production - 0.4%
      70,000                  Chesapeake Energy Corp., 5.5%, 9/15/26 (144A)                                          $     75,775
     150,000                  Whiting Petroleum Corp., 1.25%, 4/1/20                                                      131,625
                                                                                                                     ------------
                                                                                                                     $    207,400
                                                                                                                     ------------
                              Oil & Gas Storage & Transportation - 0.3%
     200,000                  Golar LNG, Ltd., 3.75%, 3/7/17                                                         $    199,000
                                                                                                                     ------------
                              Total Energy                                                                           $    481,253
                                                                                                                     ------------
                              Materials - 0.1%
                              Diversified Metals & Mining - 0.1%
      50,000                  RTI International Metals, Inc., 1.625%, 10/15/19                                       $     51,719
                                                                                                                     ------------
                              Total Materials                                                                        $     51,719
                                                                                                                     ------------
                              Capital Goods - 1.0%
                              Aerospace & Defense - 0.1%
      95,000                  The KEYW Holding Corp., 2.5%, 7/15/19                                                  $     95,297
                                                                                                                     ------------
                              Construction & Engineering - 0.4%
     210,000                  Dycom Industries, Inc., 0.75%, 9/15/21                                                 $    229,162
                                                                                                                     ------------
                              Electrical Components & Equipment - 0.5%
     374,000                  General Cable Corp., 4.5%, 11/15/29 (Step)                                             $    292,421
                                                                                                                     ------------
                              Total Capital Goods                                                                    $    616,880
                                                                                                                     ------------
                              Transportation - 0.1%
                              Airport Services - 0.1%
      65,000                  Macquarie Infrastructure Corp., 2.0%, 10/1/23                                          $     65,447
                                                                                                                     ------------
                              Total Transportation                                                                   $     65,447
                                                                                                                     ------------
                              Consumer Durables & Apparel - 1.1%
                              Homebuilding - 1.1%
     185,000                  CalAtlantic Group, Inc., 0.25%, 6/1/19                                                 $    172,281
     245,000                  CalAtlantic Group, Inc., 1.25%, 8/1/32                                                      252,197
     275,000                  KB Home, 1.375%, 2/1/19                                                                     267,609
                                                                                                                     ------------
                                                                                                                     $    692,087
                                                                                                                     ------------
                              Total Consumer Durables & Apparel                                                      $    692,087
                                                                                                                     ------------
                              Consumer Services - 0.2%
                              Specialized Consumer Services - 0.2%
     100,000                  Ascent Capital Group, Inc., 4.0%, 7/15/20                                              $     75,000
      23,000                  Carriage Services, Inc., 2.75%, 3/15/21                                                      30,921
                                                                                                                     ------------
                                                                                                                     $    105,921
                                                                                                                     ------------
                              Total Consumer Services                                                                $    105,921
                                                                                                                     ------------
                              Media - 0.3%
                              Cable & Satellite - 0.3%
     145,000                  DISH Network Corp., 3.375%, 8/15/26 (144A)                                             $    165,028
                                                                                                                     ------------
                              Total Media                                                                            $    165,028
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Retailing - 0.7%
                              Internet Retail - 0.7%
      70,000                  Ctrip.com International, Ltd., 1.25%, 9/15/22 (144A)                                   $     67,375
     380,000                  Shutterfly, Inc., 0.25%, 5/15/18                                                            384,512
                                                                                                                     ------------
                                                                                                                     $    451,887
                                                                                                                     ------------
                              Total Retailing                                                                        $    451,887
                                                                                                                     ------------
                              Health Care Equipment & Services - 1.6%
                              Health Care Equipment - 1.2%
     170,000                  Insulet Corp., 1.25%, 9/15/21 (144A)                                                   $    157,462
     200,000                  NuVasive, Inc., 2.25%, 3/15/21 (144A)                                                       253,875
     295,000                  Wright Medical Group, Inc., 2.0%, 2/15/20                                                   307,353
                                                                                                                     ------------
                                                                                                                     $    718,690
                                                                                                                     ------------
                              Health Care Supplies - 0.4%
      85,000                  Endologix, Inc., 2.25%, 12/15/18                                                       $     76,288
     135,000                  Endologix, Inc., 3.25%, 11/1/20                                                             117,956
      70,000                  Quidel Corp., 3.25%, 12/15/20                                                                68,950
                                                                                                                     ------------
                                                                                                                     $    263,194
                                                                                                                     ------------
                              Total Health Care Equipment & Services                                                 $    981,884
                                                                                                                     ------------
                              Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
                              Biotechnology - 0.7%
      75,000                  BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20                                          $     87,891
     165,000                  Emergent BioSolutions, Inc., 2.875%, 1/15/21                                                210,169
     121,000                  Ironwood Pharmaceuticals, Inc., 2.25%, 6/15/22                                              138,469
                                                                                                                     ------------
                                                                                                                     $    436,529
                                                                                                                     ------------
                              Pharmaceuticals - 1.1%
     320,000                  Innoviva, Inc., 2.125%, 1/15/23                                                        $    271,200
     200,000                  Jazz Investments I, Ltd., 1.875%, 8/15/21                                                   191,625
     115,000                  The Medicines Co., 2.5%, 1/15/22                                                            137,856
      85,000                  The Medicines Co., 2.75%, 7/15/23 (144A)                                                     81,759
                                                                                                                     ------------
                                                                                                                     $    682,440
                                                                                                                     ------------
                              Life Sciences Tools & Services - 0.2%
      85,000                  Albany Molecular Research, Inc., 2.25%, 11/15/18                                       $    110,288
                                                                                                                     ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                                   $  1,229,257
                                                                                                                     ------------
                              Software & Services - 1.4%
                              Internet Software & Services - 0.5%
     160,000                  WebMD Health Corp., 1.5%, 12/1/20                                                      $    180,500
      35,000                  WebMD Health Corp., 2.625%, 6/15/23 (144A)                                                   32,812
      85,000                  Zillow Group, Inc., 2.0%, 12/1/21 (144A)                                                     87,284
                                                                                                                     ------------
                                                                                                                     $    300,596
                                                                                                                     ------------
                              Data Processing & Outsourced Services - 0.3%
     170,000                  Cardtronics, Inc., 1.0%, 12/1/20                                                       $    199,750
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Application Software - 0.5%
      75,000                  Citrix Systems, Inc., 0.5%, 4/15/19                                                    $     86,812
     100,000                  Nuance Communications, Inc., 1.0%, 12/15/35                                                  90,312
     125,000                  Synchronoss Technologies, Inc., 0.75%, 8/15/19                                              131,250
                                                                                                                     ------------
                                                                                                                     $    308,374
                                                                                                                     ------------
                              Systems Software - 0.1%
      30,000                  FireEye, Inc., 1.0%, 6/1/35                                                            $     27,712
      30,000                  FireEye, Inc., 1.625%, 6/1/35                                                                27,019
                                                                                                                     ------------
                                                                                                                     $     54,731
                                                                                                                     ------------
                              Total Software & Services                                                              $    863,451
                                                                                                                     ------------
                              Technology Hardware & Equipment - 0.9%
                              Communications Equipment - 0.6%
     300,000                  Finisar Corp., 0.5%, 12/15/33                                                          $    354,938
                                                                                                                     ------------
                              Electronic Components - 0.3%
     166,000                  Vishay Intertechnology, Inc., 2.25%, 5/15/41                                           $    160,086
                                                                                                                     ------------
                              Total Technology Hardware & Equipment                                                  $    515,024
                                                                                                                     ------------
                              Semiconductors & Semiconductor Equipment - 0.7%
                              Semiconductor Equipment - 0.1%
      26,000                  Teradyne, Inc., 1.25%, 12/15/23 (144A)                                                 $     27,462
                                                                                                                     ------------
                              Semiconductors - 0.6%
     255,000                  ON Semiconductor Corp., 1.0%, 12/1/20                                                  $    261,216
     157,000                  SunPower Corp., 0.875%, 6/1/21                                                              103,031
                                                                                                                     ------------
                                                                                                                     $    364,247
                                                                                                                     ------------
                              Total Semiconductors & Semiconductor Equipment                                         $    391,709
                                                                                                                     ------------
                              TOTAL CONVERTIBLE CORPORATE BONDS
                              (Cost $6,458,663)                                                                      $  6,611,547
                                                                                                                     ------------
                              PREFERRED STOCK - 0.1%
                              Diversified Financials - 0.1%
                              Consumer Finance - 0.1%
       2,821     6.41         GMAC Capital Trust I, Floating Rate Note, 2/15/40                                      $     71,653
                                                                                                                     ------------
                              TOTAL PREFERRED STOCK
                              (Cost $66,924)                                                                         $     71,653
                                                                                                                     ------------
                              CONVERTIBLE PREFERRED STOCKS - 1.1%
                              Health Care Equipment & Services - 0.3%
                              Health Care Supplies - 0.2%
         397                  Alere, Inc., 3.0% (Perpetual)                                                          $    131,302
                                                                                                                     ------------
                              Health Care Services - 0.0%+
          28                  BioScrip, Inc. (Perpetual) (f)                                                         $      1,740
                                                                                                                     ------------
                              Health Care Facilities - 0.1%
          75                  Kindred Healthcare, Inc., 7.5%, 12/1/17                                                $     32,512
                                                                                                                     ------------
                              Total Health Care Equipment & Services                                                 $    165,554
                                                                                                                     ------------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                              Pharmaceuticals - 0.1%
          75                  Allergan Plc, 5.5%, 3/1/18                                                             $     57,184
                                                                                                                     ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                                   $     57,184
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Banks - 0.7%
                              Diversified Banks - 0.7%
         225                  Bank of America Corp., 7.25% (Perpetual)                                               $    262,530
         155                  Wells Fargo & Co., 7.5% (Perpetual)                                                         184,450
                                                                                                                     ------------
                                                                                                                     $    446,980
                                                                                                                     ------------
                              Total Banks                                                                            $    446,980
                                                                                                                     ------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $662,150)                                                                        $    669,718
                                                                                                                     ------------

      Shares
                              COMMON STOCKS - 4.2%
                              Energy - 0.2%
                              Oil & Gas Refining & Marketing - 0.2%
       2,156                  Marathon Petroleum Corp.*                                                              $    108,555
                                                                                                                     ------------
                              Total Energy                                                                           $    108,555
                                                                                                                     ------------
                              Materials - 0.3%
                              Commodity Chemicals - 0.3%
       2,075                  LyondellBasell Industries NV                                                           $    177,994
                                                                                                                     ------------
                              Total Materials                                                                        $    177,994
                                                                                                                     ------------
                              Capital Goods - 0.1%
                              Aerospace & Defense - 0.1%
         669                  Orbital ATK, Inc.                                                                      $     58,691
                                                                                                                     ------------
                              Total Capital Goods                                                                    $     58,691
                                                                                                                     ------------
                              Transportation - 0.2%
                              Airlines - 0.2%
       2,016                  United Continental Holdings, Inc.*                                                     $    146,926
                                                                                                                     ------------
                              Total Transportation                                                                   $    146,926
                                                                                                                     ------------
                              Automobiles & Components - 0.6%
                              Automobile Manufacturers - 0.6%
      29,720                  Ford Motor Co.                                                                         $    360,504
                                                                                                                     ------------
                              Total Automobiles & Components                                                         $    360,504
                                                                                                                     ------------
                              Consumer Services - 0.3%
                              Restaurants - 0.3%
       2,937                  Starbucks Corp.                                                                        $    163,062
                                                                                                                     ------------
                              Total Consumer Services                                                                $    163,062
                                                                                                                     ------------
                              Health Care Equipment & Services - 0.5%
                              Health Care Services - 0.0%+
       9,932                  BioScrip, Inc.*                                                                        $     10,329
                                                                                                                     ------------
                              Managed Health Care - 0.5%
       1,506                  Aetna, Inc.                                                                            $    186,759
         833                  Cigna Corp.                                                                                 111,114
                                                                                                                     ------------
                                                                                                                     $    297,873
                                                                                                                     ------------
                              Total Health Care Equipment & Services                                                 $    308,202
                                                                                                                     ------------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.4%
                              Pharmaceuticals - 0.2%
       2,400                  Mylan NV                                                                               $     91,560
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Life Sciences Tools & Services - 0.2%
       1,027                  Thermo Fisher Scientific, Inc.                                                         $    144,910
                                                                                                                     ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                                   $    236,470
                                                                                                                     ------------
                              Banks - 0.2%
                              Diversified Banks - 0.2%
       1,635                  JPMorgan Chase & Co.                                                                   $    141,084
                                                                                                                     ------------
                              Total Banks                                                                            $    141,084
                                                                                                                     ------------
                              Diversified Financials - 0.2%
                              Consumer Finance - 0.2%
       1,402                  Capital One Financial Corp.                                                            $    122,310
                                                                                                                     ------------
                              Total Diversified Financials                                                           $    122,310
                                                                                                                     ------------
                              Real Estate - 0.7%
                              Diversified REIT - 0.7%
      18,825                  Forest City Enterprises LP*                                                            $    392,313
                                                                                                                     ------------
                              Total Real Estate                                                                      $    392,313
                                                                                                                     ------------
                              Technology Hardware & Equipment - 0.5%
                              Computer Hardware Storage & Peripherals - 0.4%
       6,150                  NCR Corp.*                                                                             $    249,444
                                                                                                                     ------------
                              Electronic Manufacturing Services - 0.1%
       1,027                  TE Connectivity, Ltd.                                                                  $     71,151
                                                                                                                     ------------
                              Total Technology Hardware & Equipment                                                  $    320,595
                                                                                                                     ------------
                              TOTAL COMMON STOCKS
                              (Cost $1,435,508)                                                                      $  2,536,706
                                                                                                                     ------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
                              Banks - 1.4%
                              Thrifts & Mortgage Finance - 1.4%
     100,000     5.30         CFCRE 2015-RUM Mortgage Trust, Floating Rate Note, 7/15/30 (144A)                      $     97,506
     100,000     5.81         COMM 2007-C9 Mortgage Trust, Floating Rate Note, 12/10/49 (144A)                             94,585
     128,443     5.40         EQTY 2014-MZ Mezzanine Trust, Floating Rate Note, 5/10/19 (144A)                            123,061
      32,819                  Global Mortgage Securitization, Ltd., 5.25%, 4/25/32 (144A)                                  21,639
     129,000     3.95         JPMBB Commercial Mortgage Securities Trust 2014-C25 REMICS,
                              Floating Rate Note, 11/18/47 (144A)                                                          98,693
     100,000                  JPMCC Re-REMIC Trust 2014-FRR1, 4.234284%, 4/27/44 (144A)                                    96,540
     100,000     4.05         JPMorgan Chase Commercial Mortgage Securities Trust 2013-C13 REMICS,
                              Floating Rate Note, 1/18/46 (144A)                                                           91,476
     150,000     4.30         JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN,
                              Floating Rate Note, 6/15/29 (144A)                                                          148,975
     100,000     5.57         Morgan Stanley Capital I Trust 2007-TOP25, Floating Rate Note, 11/12/49                      99,959
                                                                                                                     ------------
                                                                                                                     $    872,434
                                                                                                                     ------------
                              Total Banks                                                                            $    872,434
                                                                                                                     ------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $892,920)                                                                        $    872,434
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                 Value
                              CORPORATE BONDS - 68.3%
                              Energy - 13.3%
                              Oil & Gas Drilling - 0.4%
      50,000                  Drill Rigs Holdings, Inc., 6.5%, 10/1/17 (144A)                                        $     22,750
      50,000                  Rowan Companies, Inc., 4.75%, 1/15/24                                                        45,125
     183,000                  Rowan Companies, Inc., 5.4%, 12/1/42                                                        138,165
      19,000                  Rowan Companies, Inc., 5.85%, 1/15/44                                                        14,725
                                                                                                                     ------------
                                                                                                                     $    220,765
                                                                                                                     ------------
                              Oil & Gas Equipment & Services - 0.8%
     225,000                  Archrock Partners LP, 6.0%, 10/1/22                                                    $    218,250
     105,000                  Archrock Partners LP, 6.0%, 4/1/21                                                          101,850
     165,000                  McDermott International, Inc., 8.0%, 5/1/21 (144A)                                          166,650
                                                                                                                     ------------
                                                                                                                     $    486,750
                                                                                                                     ------------
                              Oil & Gas Exploration & Production - 6.4%
     100,000                  Alta Mesa Holdings LP, 7.875%, 12/15/24 (144A)                                         $    103,500
     205,000                  Antero Resources Corp., 5.0%, 3/1/25 (144A)                                                 200,492
     145,000                  Antero Resources Corp., 6.0%, 12/1/20                                                       149,350
     200,000                  California Resources Corp., 8.0%, 12/15/22 (144A)                                           178,000
     159,000                  Cobalt International Energy, Inc., 10.75%, 12/1/21 (144A)                                   153,356
      61,000                  Cobalt International Energy, Inc., 7.75%, 12/1/23 (144A)                                     33,855
     125,000                  Concho Resources, Inc., 4.375%, 1/15/25                                                     124,751
     150,000                  Concho Resources, Inc., 5.5%, 4/1/23                                                        155,445
     210,000                  Denbury Resources, Inc., 5.5%, 5/1/22                                                       183,225
      50,000                  Extraction Oil & Gas Holdings LLC, 7.875%, 7/15/21 (144A)                                    53,500
     170,000                  Gulfport Energy Corp., 6.0%, 10/15/24                                                       172,975
     100,000                  Gulfport Energy Corp., 6.375%, 5/15/25 (144A)                                               101,270
      85,000                  Gulfport Energy Corp., 6.625%, 5/1/23                                                        88,825
      52,000                  Halcon Resources Corp., 12.0%, 2/15/22 (144A)                                                56,680
     150,000                  Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                                  151,875
     145,000                  Newfield Exploration Co., 5.375%, 1/1/26                                                    147,842
      40,000                  Newfield Exploration Co., 5.625%, 7/1/24                                                     41,700
     365,000                  Oasis Petroleum, Inc., 6.875%, 3/15/22                                                      374,125
     135,000                  Parsley Energy LLC, 5.375%, 1/15/25 (144A)                                                  135,459
      20,000                  Parsley Energy LLC, 6.25%, 6/1/24 (144A)                                                     21,046
     130,000                  PDC Energy, Inc., 7.75%, 10/15/22                                                           138,450
      35,000                  QEP Resources, Inc., 5.25%, 5/1/23                                                           35,088
     100,000                  Range Resources Corp., 5.0%, 3/15/23 (144A)                                                  99,000
     110,000                  Range Resources Corp., 5.75%, 6/1/21 (144A)                                                 115,225
     370,000                  Rice Energy Inc., 6.25%, 5/1/22                                                             380,175
     100,000                  RSP Permian, Inc., 5.25%, 1/15/25 (144A)                                                    100,500
     290,000                  Sanchez Energy Corp., 6.125%, 1/15/23                                                       275,500
      25,000                  SM Energy Co., 6.75%, 9/15/26                                                                25,750
     100,000                  WPX Energy, Inc., 7.5%, 8/1/20                                                              107,500
                                                                                                                     ------------
                                                                                                                     $  3,904,459
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Oil & Gas Refining & Marketing - 1.2%
     375,000                  Calumet Specialty Products Partners LP, 6.5%, 4/15/21                                  $    317,812
      40,000                  EnLink Midstream Partners LP, 5.05%, 4/1/45                                                  36,262
     116,000                  EnLink Midstream Partners LP, 5.6%, 4/1/44                                                  111,721
     235,000                  Tesoro Corp., 5.375%, 10/1/22                                                               243,812
                                                                                                                     ------------
                                                                                                                     $    709,607
                                                                                                                     ------------
                              Oil & Gas Storage & Transportation - 4.3%
     185,000                  Blue Racer Midstream LLC, 6.125%, 11/15/22 (144A)                                      $    185,000
     170,000                  Energy Transfer Equity LP, 5.875%, 1/15/24                                                  175,525
     100,000                  Genesis Energy LP, 5.75%, 2/15/21                                                           101,000
      70,000                  Genesis Energy LP, 6.75%, 8/1/22                                                             72,730
     225,000                  Global Partners LP, 6.25%, 7/15/22                                                          215,577
     150,000                  Holly Energy Partners LP, 6.5%, 3/1/20                                                      154,875
     245,000                  ONEOK, Inc., 7.5%, 9/1/23                                                                   281,750
     495,000                  Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                                530,888
     125,000                  Targa Resources Partners LP, 4.125%, 11/15/19                                               126,562
     135,000                  Targa Resources Partners LP, 5.25%, 5/1/23                                                  136,350
     110,000                  Tesoro Logistics LP, 5.25%, 1/15/25                                                         112,338
     340,000                  The Williams Companies, Inc., 5.75%, 6/24/44                                                329,800
     170,000                  Western Refining Logistics LP, 7.5%, 2/15/23                                                183,600
                                                                                                                     ------------
                                                                                                                     $  2,605,995
                                                                                                                     ------------
                              Coal & Consumable Fuels - 0.2%
     125,000                  SunCoke Energy Partners LP, 7.375%, 2/1/20                                             $    124,375
                                                                                                                     ------------
                              Total Energy                                                                           $  8,051,951
                                                                                                                     ------------
                              Materials - 4.6%
                              Commodity Chemicals - 0.4%
      60,000                  Hexion, Inc., 6.625%, 4/15/20                                                          $     53,100
     100,000                  Tronox Finance LLC, 6.375%, 8/15/20                                                          93,500
      95,000                  Tronox Finance LLC, 7.5%, 3/15/22 (144A)                                                     88,588
                                                                                                                     ------------
                                                                                                                     $    235,188
                                                                                                                     ------------
                              Diversified Chemicals - 0.1%
      70,000                  CVR Partners LP, 9.25%, 6/15/23 (144A)                                                 $     72,100
                                                                                                                     ------------
                              Specialty Chemicals - 0.5%
     150,000                  A Schulman, Inc., 6.875%, 6/1/23 (144A)                                                $    156,750
      45,000                  Platform Specialty Products Corp., 10.375%, 5/1/21 (144A)                                    49,838
      55,000                  PQ Corp., 6.75%, 11/15/22 (144A)                                                             58,850
                                                                                                                     ------------
                                                                                                                     $    265,438
                                                                                                                     ------------
                              Metal & Glass Containers - 2.4%
     160,000                  Ball Corp., 5.25%, 7/1/25                                                              $    167,200
     200,000                  Coveris Holdings SA, 7.875%, 11/1/19 (144A)                                                 198,500
     765,000                  Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                               856,800
     175,000                  Reynolds Group Issuer, Inc., 7.0%, 7/15/24 (144A)                                           186,047
      60,689                  Reynolds Group Issuer, Inc., 8.25%, 2/15/21                                                  62,661
                                                                                                                     ------------
                                                                                                                     $  1,471,208
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Paper Packaging - 0.2%
     124,000                  AEP Industries, Inc., 8.25%, 4/15/19                                                   $    126,480
                                                                                                                     ------------
                              Diversified Metals & Mining - 0.6%
     130,000                  Freeport-McMoRan, Inc., 3.55%, 3/1/22                                                  $    120,900
      50,000                  Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                                 51,750
      50,000                  Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                                51,969
      80,000                  Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                                         78,200
      25,000                  Teck Resources, Ltd., 8.0%, 6/1/21 (144A)                                                    27,500
      25,000                  Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                                                    28,812
                                                                                                                     ------------
                                                                                                                     $    359,131
                                                                                                                     ------------
                              Steel - 0.2%
      70,000                  ArcelorMittal, 6.125%, 6/1/25                                                          $     76,650
      55,000                  United States Steel Corp., 8.375%, 7/1/21 (144A)                                             60,804
                                                                                                                     ------------
                                                                                                                     $    137,454
                                                                                                                     ------------
                              Paper Products - 0.2%
     160,000                  Resolute Forest Products, Inc., 5.875%, 5/15/23                                        $    144,000
                                                                                                                     ------------
                              Total Materials                                                                        $  2,810,999
                                                                                                                     ------------
                              Capital Goods - 2.8%
                              Aerospace & Defense - 0.1%
      72,413                  DynCorp International, Inc., 11.875%, 11/30/20 (PIK)                                   $     67,344
                                                                                                                     ------------
                              Building Products - 0.4%
     210,000                  Griffon Corp., 5.25%, 3/1/22                                                           $    212,782
                                                                                                                     ------------
                              Construction & Engineering - 0.6%
     150,000                  Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                          $    150,000
     210,000                  MasTec, Inc., 4.875%, 3/15/23                                                               205,275
                                                                                                                     ------------
                                                                                                                     $    355,275
                                                                                                                     ------------
                              Construction & Farm Machinery & Heavy Trucks - 0.6%
      50,000                  Commercial Vehicle Group, Inc., 7.875%, 4/15/19                                        $     49,938
     350,000                  Titan International, Inc., 6.875%, 10/1/20                                                  342,562
                                                                                                                     ------------
                                                                                                                     $    392,500
                                                                                                                     ------------
                              Industrial Machinery - 0.5%
     325,000                  Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                               $    290,875
                                                                                                                     ------------
                              Trading Companies & Distributors - 0.6%
     330,000                  United Rentals North America, Inc., 5.75%, 11/15/24                                    $    346,500
                                                                                                                     ------------
                              Total Capital Goods                                                                    $  1,665,276
                                                                                                                     ------------
                              Commercial Services & Supplies - 0.5%
                              Office Services & Supplies - 0.2%
     100,000                  ACCO Brands Corp., 5.25%, 12/15/24 (144A)                                              $    100,688
                                                                                                                     ------------
                              Diversified Support Services - 0.3%
     230,000                  NANA Development Corp., 9.5%, 3/15/19 (144A)                                           $    209,300
                                                                                                                     ------------
                              Total Commercial Services & Supplies                                                   $    309,988
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Transportation - 1.1%
                              Airlines - 0.3%
       4,559                  Continental Airlines 1997-4 Class B Pass Through Trust, 6.9%, 1/2/17                   $      4,604
     175,000                  Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (144A)                                156,625
                                                                                                                     ------------
                                                                                                                     $    161,229
                                                                                                                     ------------
                              Railroads - 0.4%
     245,000                  Florida East Coast Holdings Corp., 9.75%, 5/1/20 (144A)                                $    251,738
                                                                                                                     ------------
                              Trucking - 0.4%
     185,000                  Jack Cooper Holdings Corp., 9.25%, 6/1/20                                              $     80,012
     200,000                  syncreon Group BV, 8.625%, 11/1/21 (144A)                                                   146,000
                                                                                                                     ------------
                                                                                                                     $    226,012
                                                                                                                     ------------
                              Total Transportation                                                                   $    638,979
                                                                                                                     ------------
                              Automobiles & Components - 1.8%
                              Auto Parts & Equipment - 0.8%
     200,000                  IHO Verwaltungs GmbH, 4.5%, 9/15/23 (144A) (PIK)                                       $    195,500
     107,000                  International Automotive Components Group SA, 9.125%, 6/1/18 (144A)                         104,325
     200,000                  Nexteer Automotive Group, Ltd., 5.875%, 11/15/21 (144A)                                     207,500
                                                                                                                     ------------
                                                                                                                     $    507,325
                                                                                                                     ------------
                              Tires & Rubber - 0.3%
     200,000                  The Goodyear Tire & Rubber Co., 5.0%, 5/31/26                                          $    199,088
                                                                                                                     ------------
                              Automobile Manufacturers - 0.7%
     230,000                  TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                                 $    240,350
     150,000                  ZF North America Capital, Inc., 4.75%, 4/29/25 (144A)                                       152,625
                                                                                                                     ------------
                                                                                                                     $    392,975
                                                                                                                     ------------
                              Total Automobiles & Components                                                         $  1,099,388
                                                                                                                     ------------
                              Consumer Durables & Apparel - 3.3%
                              Homebuilding - 2.8%
     105,000                  CalAtlantic Group, Inc., 5.375%, 10/1/22                                               $    107,100
     190,000                  KB Home, 7.5%, 9/15/22                                                                      200,450
     175,000                  Lennar Corp., 4.5%, 6/15/19                                                                 180,688
     125,000                  Lennar Corp., 4.75%, 11/15/22                                                               128,125
     180,000                  MDC Holdings, Inc., 5.5%, 1/15/24                                                           185,850
     325,000                  Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                                                   329,062
     220,000                  Taylor Morrison Communities, Inc., 5.875%, 4/15/23 (144A)                                   223,300
     335,000                  Toll Brothers Finance Corp., 4.875%, 11/15/25                                               329,138
                                                                                                                     ------------
                                                                                                                     $  1,683,713
                                                                                                                     ------------
                              Textiles - 0.5%
     280,000                  Springs Industries, Inc., 6.25%, 6/1/21                                                $    289,800
                                                                                                                     ------------
                              Total Consumer Durables & Apparel                                                      $  1,973,513
                                                                                                                     ------------
                              Consumer Services - 3.5%
                              Casinos & Gaming - 1.1%
      19,119                  Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)       $         96
     460,000                  Scientific Games International, Inc., 10.0%, 12/1/22                                        457,700
     250,000                  Scientific Games International, Inc., 6.25%, 9/1/20                                         212,500
                                                                                                                     ------------
                                                                                                                     $    670,296
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Hotels, Resorts & Cruise Lines - 0.9%
      95,000                  Hilton Grand Vacations Borrower LLC, 6.125%, 12/1/24 (144A)                            $     98,681
     155,000                  Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)                                                    158,100
     300,000                  Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                                                 311,250
                                                                                                                     ------------
                                                                                                                     $    568,031
                                                                                                                     ------------
                              Restaurants - 0.6%
     140,000                  KFC Holding Co., 5.0%, 6/1/24 (144A)                                                   $    142,975
     140,000                  KFC Holding Co., 5.25%, 6/1/26 (144A)                                                       142,100
      50,000                  Landry's, Inc., 6.75%, 10/15/24 (144A)                                                       50,750
                                                                                                                     ------------
                                                                                                                     $    335,825
                                                                                                                     ------------
                              Specialized Consumer Services - 0.9%
     200,000                  Constellis Holdings LLC, 9.75%, 5/15/20 (144A)                                         $    205,000
     340,000                  Sotheby's, 5.25%, 10/1/22 (144A)                                                            334,050
                                                                                                                     ------------
                                                                                                                     $    539,050
                                                                                                                     ------------
                              Total Consumer Services                                                                $  2,113,202
                                                                                                                     ------------
                              Media - 5.0%
                              Advertising - 0.2%
     125,000                  MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                                $    112,500
                                                                                                                     ------------
                              Broadcasting - 2.8%
     205,000                  CCO Holdings LLC, 5.5%, 5/1/26 (144A)                                                  $    209,100
     200,000                  CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                      202,500
     280,000                  Gannett Co., Inc., 6.375%, 10/15/23                                                         296,282
     145,000                  Gray Television, Inc., 5.125%, 10/15/24 (144A)                                              140,288
     185,000                  Gray Television, Inc., 5.875%, 7/15/26 (144A)                                               183,612
     145,000                  Nexstar Escrow Corp., 5.625%, 8/1/24 (144A)                                                 143,912
     175,000                  Quebecor Media, Inc., 5.75%, 1/15/23                                                        181,562
     240,000                  Sinclair Television Group, Inc., 5.125%, 2/15/27 (144A)                                     228,000
      90,000                  Univision Communications, Inc., 5.125%, 2/15/25 (144A)                                       86,062
                                                                                                                     ------------
                                                                                                                     $  1,671,318
                                                                                                                     ------------
                              Cable & Satellite - 1.2%
     140,000                  DISH DBS Corp., 5.875%, 11/15/24                                                       $    144,060
      80,000                  DISH DBS Corp., 7.75%, 7/1/26                                                                90,200
     135,000                  Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                               131,962
     375,000                  Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                     384,844
                                                                                                                     ------------
                                                                                                                     $    751,066
                                                                                                                     ------------
                              Movies & Entertainment - 0.8%
     110,000                  AMC Entertainment Holdings, Inc., 5.875%, 11/15/26 (144A)                              $    112,475
     220,000                  Cinemark USA, Inc., 4.875%, 6/1/23                                                          222,750
     180,000                  Regal Entertainment Group, Inc., 5.75%, 2/1/25                                              182,700
                                                                                                                     ------------
                                                                                                                     $    517,925
                                                                                                                     ------------
                              Total Media                                                                            $  3,052,809
                                                                                                                     ------------
                              Retailing - 1.2%
                              Internet Retail - 0.5%
     320,000                  Netflix Inc., 4.375% 11/15/26                                                          $    310,400
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Automotive Retail - 0.7%
     250,000                  Asbury Automotive Group, Inc., 6.0%, 12/15/24                                          $    255,625
     135,000                  Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (144A)                                   133,481
                                                                                                                     ------------
                                                                                                                     $    389,106
                                                                                                                     ------------
                              Total Retailing                                                                        $    699,506
                                                                                                                     ------------
                              Food & Staples Retailing - 0.5%
                              Food Retail - 0.5%
     140,000                  C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                      $    135,100
     165,000                  Darling Ingredients, Inc., 5.375%, 1/15/22                                                  171,188
                                                                                                                     ------------
                                                                                                                     $    306,288
                                                                                                                     ------------
                              Total Food & Staples Retailing                                                         $    306,288
                                                                                                                     ------------
                              Food, Beverage & Tobacco - 1.6%
                              Packaged Foods & Meats - 1.1%
      75,000                  AdvancePierre Foods Holdings, Inc., 5.5%, 12/15/24 (144A)                              $     75,704
     200,000                  FAGE International SA, 5.625%, 8/15/26 (144A)                                               200,500
      45,000                  Lamb Weston Holdings, Inc., 4.625%, 11/1/24 (144A)                                           45,112
      45,000                  Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (144A)                                           44,522
      45,000                  Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                                    43,088
     215,000                  Post Holdings, Inc., 6.0%, 12/15/22 (144A)                                                  224,406
      35,000                  Post Holdings, Inc., 8.0%, 7/15/25 (144A)                                                    39,200
                                                                                                                     ------------
                                                                                                                     $    672,532
                                                                                                                     ------------
                              Tobacco - 0.5%
      45,000                  Alliance One International, Inc., 8.5%, 4/15/21                                        $     45,675
     290,000                  Alliance One International, Inc., 9.875%, 7/15/21                                           248,675
                                                                                                                     ------------
                                                                                                                     $    294,350
                                                                                                                     ------------
                              Total Food, Beverage & Tobacco                                                         $    966,882
                                                                                                                     ------------
                              Household & Personal Products - 0.3%
                              Personal Products - 0.3%
     200,000                  Revlon Consumer Products Corp., 5.75%, 2/15/21                                         $    201,000
                                                                                                                     ------------
                              Total Household & Personal Products                                                    $    201,000
                                                                                                                     ------------
                              Health Care Equipment & Services - 4.0%
                              Health Care Services - 0.7%
     150,000                  BioScrip, Inc., 8.875%, 2/15/21                                                        $    112,500
     290,000                  RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                         289,275
                                                                                                                     ------------
                                                                                                                     $    401,775
                                                                                                                     ------------
                              Health Care Facilities - 2.6%
      50,000                  CHS, 6.875%, 2/1/22                                                                    $     34,750
     330,000                  CHS, Inc., 7.125%, 7/15/20                                                                  250,899
     400,000                  HCA, Inc., 5.25%, 6/15/26                                                                   413,500
     360,000                  Kindred Healthcare, Inc., 6.375%, 4/15/22                                                   321,300
     200,000                  LifePoint Health, Inc., 5.375%, 5/1/24 (144A)                                               195,900
     130,000                  Quorum Health Corp., 11.625%, 4/15/23 (144A)                                                108,875
      50,000                  Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                                                  52,125
     215,000                  Universal Hospital Services, Inc., 7.625%, 8/15/20                                          212,850
                                                                                                                     ------------
                                                                                                                     $  1,590,199
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Managed Health Care - 0.7%
      70,000                  Centene Corp., 4.75%, 1/15/25                                                          $     68,338
     180,000                  Centene Corp., 4.75%, 5/15/22                                                               181,800
     145,000                  Molina Healthcare, Inc., 5.375%, 11/15/22                                                   147,175
                                                                                                                     ------------
                                                                                                                     $    397,313
                                                                                                                     ------------
                              Total Health Care Equipment & Services                                                 $  2,389,287
                                                                                                                     ------------
                              Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
                              Pharmaceuticals - 1.7%
     140,000                  Endo Finance LLC, 5.375%, 1/15/23 (144A)                                               $    118,650
     200,000                  Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                     176,500
     205,000                  Endo, Ltd., 6.0%, 7/15/23 (144A)                                                            179,631
      20,000                  Horizon Pharma Inc., 8.75% 11/1/24                                                           20,250
     695,000                  Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)                         524,725
                                                                                                                     ------------
                                                                                                                     $  1,019,756
                                                                                                                     ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                                   $  1,019,756
                                                                                                                     ------------
                              Banks - 2.5%
                              Diversified Banks - 1.9%
     325,000     5.90         Citigroup, Inc., Floating Rate Note, 12/31/49 (Perpetual)                              $    328,656
     200,000     6.25         Citigroup, Inc., Floating Rate Note, 12/31/49 (Perpetual)                                   205,800
     320,000     8.12         Credit Agricole SA, Floating Rate Note, 12/31/49 (Perpetual) (144A)                         336,787
     325,000     8.00         Royal Bank of Scotland Group Plc, Floating Rate Note, 12/31/49 (Perpetual)                  311,188
                                                                                                                     ------------
                                                                                                                     $  1,182,431
                                                                                                                     ------------
                              Thrifts & Mortgage Finance - 0.6%
     335,000                  Provident Funding Associates LP, 6.75%, 6/15/21 (144A)                                 $    336,675
                                                                                                                     ------------
                              Total Banks                                                                            $  1,519,106
                                                                                                                     ------------
                              Diversified Financials - 3.5%
                              Specialized Finance - 1.6%
     200,000                  Fly Leasing, Ltd., 6.375%, 10/15/21                                                    $    208,000
     200,000                  Fly Leasing, Ltd., 6.75%, 12/15/20                                                          209,000
     545,000                  Nationstar Mortgage LLC, 6.5%, 7/1/21                                                       551,812
                                                                                                                     ------------
                                                                                                                     $    968,812
                                                                                                                     ------------
                              Consumer Finance - 1.5%
     230,000                  Ally Financial, Inc., 4.625%, 3/30/25                                                  $    226,550
     200,000                  Ally Financial, Inc., 4.625%, 5/19/22                                                       202,250
     150,000                  Ally Financial, Inc., 5.75%, 11/20/25                                                       149,625
     200,000     5.55         Capital One Financial Corp., Floating Rate Note, 12/31/49 (Perpetual)                       202,500
     110,000                  TMX Finance LLC, 8.5%, 9/15/18 (144A)                                                        95,975
                                                                                                                     ------------
                                                                                                                     $    876,900
                                                                                                                     ------------
                              Investment Banking & Brokerage - 0.3%
     200,000     5.55         Morgan Stanley, Floating Rate Note, 12/31/49 (Perpetual)                               $    202,250
                                                                                                                     ------------
                              Diversified Capital Markets - 0.1%
      70,000                  Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                                              $     68,075
                                                                                                                     ------------
                              Total Diversified Financials                                                           $  2,116,037
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Insurance - 0.1%
                              Reinsurance - 0.1%
      70,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (c)(d)                                   $        406
      80,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (c)(d)                                         84,128
                                                                                                                     ------------
                                                                                                                     $     84,534
                                                                                                                     ------------
                              Total Insurance                                                                        $     84,534
                                                                                                                     ------------
                              Real Estate - 1.8%
                              Specialized REIT - 0.2%
     105,645                  AAF Holdings LLC, 12.0%, 7/1/19 (144A) (12.0% cash, 0.0% PIK) (PIK)                    $    109,078
                                                                                                                     ------------
                              Diversified REIT - 0.3%
     210,000                  MPT Operating Partnership LP, 5.5%, 5/1/24                                             $    212,100
                                                                                                                     ------------
                              Specialized REIT - 0.9%
     310,000                  Communications Sales & Leasing, Inc., 6.0%, 4/15/23 (144A)                             $    320,075
     200,000                  Iron Mountain, Inc., 5.75%, 8/15/24                                                         205,500
                                                                                                                     ------------
                                                                                                                     $    525,575
                                                                                                                     ------------
                              Real Estate Services - 0.4%
     235,000                  Kennedy-Wilson, Inc., 5.875%, 4/1/24                                                   $    239,406
                                                                                                                     ------------
                              Total Real Estate                                                                      $  1,086,159
                                                                                                                     ------------
                              Software & Services - 3.3%
                              Internet Software & Services - 1.2%
     250,000                  Cimpress NV, 7.0%, 4/1/22 (144A)                                                       $    255,000
      59,000                  IAC, 4.875%, 11/30/18                                                                        59,959
     365,000                  j2 Cloud Services, Inc., 8.0%, 8/1/20                                                       379,600
                                                                                                                     ------------
                                                                                                                     $    694,559
                                                                                                                     ------------
                              IT Consulting & Other Services - 0.7%
     150,000                  Diamond 1 Finance Corp., 5.875%, 6/15/21 (144A)                                        $    159,589
     155,000                  Iron Mountain US Holdings, Inc., 5.375%, 6/1/26 (144A)                                      149,962
     130,000                  Rackspace, 8.625%, 11/15/24                                                                 137,598
                                                                                                                     ------------
                                                                                                                     $    447,149
                                                                                                                     ------------
                              Data Processing & Outsourced Services - 1.2%
     160,000                  Alliance Data Systems Co., 5.875, 11/1/21                                              $    162,400
     155,000                  First Data Corp., 5.0%, 1/15/24 (144A)                                                      155,825
     265,000                  First Data Corp., 5.75%, 1/15/24 (144A)                                                     273,448
      95,000                  First Data Corp., 7.0%, 12/1/23 (144A)                                                      101,175
                                                                                                                     ------------
                                                                                                                     $    692,848
                                                                                                                     ------------
                              Application Software - 0.2%
     135,000                  Open Text Corp., 5.875%, 6/1/26 (144A)                                                 $    142,425
                                                                                                                     ------------
                              Total Software & Services                                                              $  1,976,981
                                                                                                                     ------------
                              Technology Hardware & Equipment - 1.1%
                              Communications Equipment - 0.7%
     100,000                  Brocade Communications Systems, Inc., 4.625%, 1/15/23                                  $     99,000
      90,000                  CommScope Technologies Finance LLC, 6.0%, 6/15/25 (144A)                                     95,400
     175,000                  CommScope, Inc., 5.0%, 6/15/21 (144A)                                                       180,250
      75,000                  Plantronics, Inc., 5.5%, 5/31/23 (144A)                                                      75,750
                                                                                                                     ------------
                                                                                                                     $    450,400
                                                                                                                     ------------

      The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Computer Hardware - 0.4%
     220,000                  Diebold Nixdorf, Inc., 8.5%, 4/15/24                                                   $    234,850
                                                                                                                     ------------
                              Total Technology Hardware & Equipment                                                  $    685,250
                                                                                                                     ------------
                              Semiconductors & Semiconductor Equipment - 0.9%
                              Semiconductor Equipment - 0.3%
     175,000                  Entegris, Inc., 6.0%, 4/1/22 (144A)                                                    $    182,000
                                                                                                                     ------------
                              Semiconductors - 0.6%
     255,000                  Micron Technology, Inc., 5.25%, 8/1/23 (144A)                                          $    255,956
      75,000                  Micron Technology, Inc., 5.5%, 2/1/25                                                        74,625
      50,000                  Micron Technology, Inc., 5.625%, 1/15/26 (144A)                                              49,562
                                                                                                                     ------------
                                                                                                                     $    380,143
                                                                                                                     ------------
                              Total Semiconductors & Semiconductor Equipment                                         $    562,143
                                                                                                                     ------------
                              Telecommunication Services - 6.9%
                              Integrated Telecommunication Services - 4.0%
     375,000                  CenturyLink, Inc., 6.45%, 6/15/21                                                      $    394,688
     100,000                  Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                                                 105,750
     751,000                  Frontier Communications Corp., 8.75%, 4/15/22                                               743,490
     250,000                  GCI, Inc., 6.875%, 4/15/25                                                                  253,750
     300,000                  Level 3 Financing, Inc., 5.25%, 3/15/26 (144A)                                              297,000
     205,000                  Windstream Corp., 7.5%, 6/1/22                                                              200,900
     395,000                  Windstream Services LLC, 7.75%, 10/15/20                                                    406,060
                                                                                                                     ------------
                                                                                                                     $  2,401,638
                                                                                                                     ------------
                              Wireless Telecommunication Services - 2.9%
     200,000                  Altice Financing SA, 6.625%, 2/15/23 (144A)                                            $    205,500
     200,000                  Altice US Finance I Corp., 5.375%, 7/15/23 (144A)                                           207,500
     685,000                  Sprint Corp., 7.125%, 6/15/24                                                               705,550
     330,000                  Sprint Corp., 7.25%, 9/15/21                                                                350,625
      75,000                  T-Mobile USA, Inc., 6.0%, 3/1/23                                                             79,219
     155,000                  T-Mobile USA, Inc., 6.0%, 4/15/24                                                           163,331
      65,000                  T-Mobile USA, Inc., 6.5%, 1/15/26                                                            70,281
                                                                                                                     ------------
                                                                                                                     $  1,782,006
                                                                                                                     ------------
                              Total Telecommunication Services                                                       $  4,183,644
                                                                                                                     ------------
                              Utilities - 3.0%
                              Electric Utilities - 0.7%
     545,000                  Talen Energy Supply LLC, 6.5%, 6/1/25                                                  $    421,012
                                                                                                                     ------------
                              Gas Utilities - 0.9%
      50,000                  AmeriGas Partners LP, 5.5%, 5/20/25                                                    $     50,500
      30,000                  DCP Midstream Operating LP, 3.875%, 3/15/23                                                  28,856
      49,000                  DCP Midstream Operating LP, 4.95%, 4/1/22                                                    50,225
     225,000                  DCP Midstream Operating LP, 5.6%, 4/1/44                                                    205,312
     210,000                  Ferrellgas LP, 6.75%, 1/15/22                                                               207,375
                                                                                                                     ------------
                                                                                                                     $    542,268
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Independent Power Producers & Energy Traders - 1.4%
      50,000                  AES Corp. Virginia, 5.5%, 3/15/24                                                      $     50,875
      55,000                  Calpine Corp., 5.25%, 6/1/26 (144A)                                                          54,175
     200,000                  Calpine Corp., 5.375%, 1/15/23                                                              195,500
      55,000                  Calpine Corp., 5.75%, 1/15/25                                                                53,075
     150,000                  NRG Energy, Inc., 6.25%, 5/1/24                                                             145,875
     160,000                  NRG Energy, Inc., 6.625%, 1/15/27 (144A)                                                    151,200
     180,000                  NRG Energy, Inc., 7.25%, 5/15/26 (144A)                                                     179,100
                                                                                                                     ------------
                                                                                                                     $    829,800
                                                                                                                     ------------
                              Total Utilities                                                                        $  1,793,080
                                                                                                                     ------------
                              TOTAL CORPORATE BONDS
                              (Cost $40,652,959)                                                                     $ 41,305,758
                                                                                                                     ------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.3%
     700,000                  U.S. Treasury Bills, 1/12/17 (h)                                                       $    699,930
   1,175,000                  U.S. Treasury Bills, 1/19/17 (h)                                                          1,174,794
     700,000     0.69         U.S. Treasury Note, Floating Rate Note, 7/31/18                                             700,611
                                                                                                                     ------------
                                                                                                                     $  2,575,335
                                                                                                                     ------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $2,574,876)                                                                      $  2,575,335
                                                                                                                     ------------
                              MUNICIPAL BONDS - 2.8% (i)
                              Municipal Development - 0.5%
     325,000     0.74         Mississippi Business Finance Corp., Floating Rate Note, 12/1/30                        $    325,000
                                                                                                                     ------------
                              Higher Municipal Education - 0.7%
     405,000     0.59         Connecticut State Health & Educational Facility Authority, Floating Rate Note, 7/1/36  $    405,000
                                                                                                                     ------------
                              Municipal Medical - 1.0%
     100,000     0.67         Geisinger Authority, Floating Rate Note, 8/1/22                                        $    100,000
     295,000     0.72         Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41              295,000
     175,000     0.72         Massachusetts Health & Educational Facilities Authority, Floating Rate Note, 10/1/49        175,000
                                                                                                                     ------------
                                                                                                                     $    570,000
                                                                                                                     ------------
                              Municipal Tobacco - 0.6%
      20,000                  Buckeye Tobacco Settlement Financing Authority, 5.75%, 6/1/34                          $     17,275
     168,000                  Buckeye Tobacco Settlement Financing Authority, 5.875%, 6/1/47                              147,408
      34,000                  Buckeye Tobacco Settlement Financing Authority, 6.0%, 6/1/42                                 29,585
      65,000                  Golden State Tobacco Securitization Corp., 5.125%, 6/1/47                                    57,284
       5,000                  Michigan Tobacco Settlement Finance Authority, 6.0%, 6/1/48                                   4,427
     100,000                  Tobacco Settlement Financing Corp. New Jersey, 5.0%, 6/1/41                                  86,998
      30,000                  Tobacco Settlement Financing Corp. Virginia, 5.0%, 6/1/47                                    25,539
                                                                                                                     ------------
                                                                                                                     $    368,516
                                                                                                                     ------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $1,659,363)                                                                      $  1,668,516
                                                                                                                     ------------

                              SENIOR FLOATING RATE LOAN INTERESTS - 2.6%**
                              Energy - 0.7%
                              Oil & Gas Drilling - 0.3%
     169,390     7.50         Jonah Energy LLC, Term Loan (Second Lien), 5/8/21                                      $    160,920
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

               Floating
   Principal   Rate (b)
  Amount ($)   (unaudited)                                                                                                  Value
                              Oil & Gas Exploration & Production - 0.4%
     235,000     9.75         EP Energy LLC, Loan, 6/30/21                                                           $    246,456
                                                                                                                     ------------
                              Total Energy                                                                           $    407,376
                                                                                                                     ------------
                              Materials - 0.4%
                              Steel - 0.4%
     223,875     6.00         Zekelman Industries, Inc., Term Loan, 6/8/21                                           $    226,673
                                                                                                                     ------------
                              Total Materials                                                                        $    226,673
                                                                                                                     ------------
                              Capital Goods - 0.1%
                              Aerospace & Defense - 0.1%
      75,000     4.68         DynCorp International, Inc., Term Loan B2, 7/7/20                                      $     75,383
                                                                                                                     ------------
                              Total Capital Goods                                                                    $     75,383
                                                                                                                     ------------
                              Automobiles & Components - 0.4%
                              Automobile Manufacturers - 0.4%
     218,194     3.50         Chrysler Group LLC, Term Loan B, 5/24/17                                               $    219,040
                                                                                                                     ------------
                              Total Automobiles & Components                                                         $    219,040
                                                                                                                     ------------
                              Consumer Services - 0.1%
                              Restaurants - 0.1%
      50,267     4.00         Landry's, Inc., B Term Loan, 9/22/23                                                   $     50,882
                                                                                                                     ------------
                              Total Consumer Services                                                                $     50,882
                                                                                                                     ------------
                              Media - 0.1%
                              Broadcasting - 0.1%
      38,449     4.00         Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 3/1/20         $     38,676
                                                                                                                     ------------
                              Total Media                                                                            $     38,676
                                                                                                                     ------------
                              Food & Staples Retailing - 0.3%
                              Food Distributors - 0.3%
     280,000     8.45         Del Monte Foods Consumer Products, Term Loan (Second Lien), 5/26/21                    $    215,600
                                                                                                                     ------------
                              Total Food & Staples Retailing                                                         $    215,600
                                                                                                                     ------------
                              Health Care Equipment & Services - 0.1%
                              Health Care Services - 0.1%
      25,120     6.50         Ardent Legacy Acquisitions, Inc., Term Loan, 7/31/21                                   $     25,136
      31,531     6.50         BioScrip, Inc., Initial Term B Loan, 7/31/20                                                 29,087
      28,904     6.50         BioScrip, Inc., Term Loan, 7/31/20                                                           26,663
                                                                                                                     ------------
                                                                                                                     $     80,886
                                                                                                                     ------------
                              Total Health Care Equipment & Services                                                 $     80,886
                                                                                                                     ------------
                              Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                              Biotechnology - 0.2%
     138,032     7.00         Lantheus Medical Imaging, Inc., Initial Term Loan, 6/25/22                             $    138,118
                                                                                                                     ------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                                   $    138,118
                                                                                                                     ------------
                              Diversified Financials - 0.2%
                              Other Diversified Financial Services - 0.2%
     132,200     4.75         Builders FirstSource, Inc., Initial Term Loan, 7/31/22                                 $    133,539
                                                                                                                     ------------
                              Total Diversified Financials                                                           $    133,539
                                                                                                                     ------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $1,627,601)                                                                      $  1,586,173
                                                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

               Floating
               Rate (b)
      Shares   (unaudited)                                                                                                  Value
                              CLOSED END FUND - 2.1%
                              Insurance - 2.1%
                              Property & Casualty Insurance - 2.1%
     122,642                  Pioneer ILS Interval Fund (g)                                                          $  1,258,302
                                                                                                                     ------------
                              TOTAL CLOSED END FUND
                              (Cost $1,300,000)                                                                      $  1,258,302
                                                                                                                     ------------

                              RIGHTS / WARRANTS - 0.0%+
                              Health Care Equipment & Services - 0.0%+
                              Health Care Services - 0.0%+
          80                  BioScrip, Inc. 6/30/25 (f)                                                             $          -
          80                  BioScrip, Inc. 6/30/25 (f)                                                                        -
                                                                                                                     ------------
                                                                                                                     $          -
                                                                                                                     ------------
                              Total Health Care Equipment & Services                                                 $          -
                                                                                                                     ------------
                              TOTAL RIGHTS / WARRANTS
                              (Cost $-)                                                                              $          -
                                                                                                                     ------------
   Principal
  Amount ($)
                              TEMPORARY CASH INVESTMENT - 0.3%
                              Certificate of Deposit - 0.3%
     150,000     1.26         Sumitomo Mitsui, Floating Rate Note, 11/1/16                                           $    150,115
                                                                                                                     ------------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $150,000)                                                                        $    150,115
                                                                                                                     ------------

                              TOTAL INVESTMENT IN SECURITIES - 98.1%
                              (Cost $57,480,964) (a)                                                                 $ 59,306,257
                                                                                                                     ------------
                              OTHER ASSETS & LIABILITIES - 1.9%                                                      $  1,175,533
                                                                                                                     ------------
                                                                                                                     $ 60,481,790
                                                                                                                     ============
                              NET ASSETS - 100.0%

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2016, the value of these securities amounted to $17,975,248 or 29.7% of net assets.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $57,487,628 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost                   $ 3,380,997
               Aggregate gross unrealized depreciation for all investments in
                  which there is an excess of tax cost over value                    (1,562,368)
                                                                                    -----------
               Net unrealized appreciation                                          $ 1,818,629
                                                                                    ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c)         Rate to be determined.

(d) Structured reinsurance investment. At December 31, 2016, the value of these securities amounted to $84,534 or 0.1% of net assets. See Notes to Financial Statements -- Note 1F.

(e)         Security is in default.

(f) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(g)         Affiliated funds managed by Pioneer Investment Management, Inc.

(h) Security issued with a zero coupon. Income is earned through accretion of discount.

(i)         Consists of revenue bonds unless otherwise indicated.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016 were as follows:

                                                    Purchases              Sales
            Long-Term U.S. Government             $ 1,000,332        $   299,977
            Other Long-Term Securities             31,120,930         32,456,139

            The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $7,083,338 and $3,311,864, respectively, resulting in a net realized loss of $101,388.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                 Credit     Expiration    Premiums       Unrealized
Principal ($)(1) Exchange            Obligation Entity/Index    Coupon   Rating(2)  Date              Paid     Appreciation
1,200,000        Chicago Mercentile  Markit CDX North America     5.00%  B           6/20/21      $ 54,786        $  31,214
                 Exchange            High Yield Index
 600,000         Chicago Mercentile  Markit CDX North America     5.00%  B+         12/20/21        23,580           14,620
                 Exchange            High Yield Index
                                                                                                  --------        ---------
                                                                                                  $ 78,366        $  45,834
                                                                                                  ========        =========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                                                                 Level 1        Level 2      Level 3       Total
Convertible Corporate Bonds                                  $           --  $  6,611,547  $        --  $ 6,611,547
Preferred Stocks                                                     71,653            --           --       71,653
Convertible Preferred Stocks
   Health Care Equipment & Services
      Health Care Services                                               --            --        1,740        1,740
      Health Care Facilities                                             --        32,512           --       32,512
   All Other Convertible Preferred Stocks                           635,466            --           --      635,466
Common Stocks                                                     2,536,706            --           --    2,536,706
Collateralized Mortgage Obligations                                      --       872,434           --      872,434
Corporate Bonds
   Insurance
      Reinsurance                                                        --            --       84,534       84,534
   All Other Corporate Bonds                                             --    41,221,224           --   41,221,224
U.S. Government and Agency Obligations                                   --     2,575,335           --    2,575,335
Municipal Bonds                                                          --     1,668,516           --    1,668,516
Senior Floating Rate Loan Interests                                      --     1,586,173           --    1,586,173
Closed End Fund                                                          --     1,258,302           --    1,258,302
Rights/Warrants                                                          --            --           --*          --
Certificate of Deposit                                                   --       150,115           --      150,115
                                                             --------------  ------------  -----------  -----------
Total                                                        $    3,243,825  $ 55,976,158  $    86,274  $59,306,257
                                                             ==============  ============  ===========  ===========
* Security is valued at $0.
Other Financial Instruments
Unrealized appreciation on futures contracts                 $       17,545  $         --  $        --  $    17,545
Unrealized appreciation on centrally cleared swap contracts              --        45,834           --       45,834
                                                             --------------  ------------  -----------  -----------
Total Other Financial Instruments                            $       17,545  $     45,834  $        --  $    63,379
                                                             ==============  ============  ===========  ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                             Preferred  Corporate
                                                              Stocks      Bonds      Warrants      Total
Balance as of 12/31/15                                       $  2,118   $ 78,036    $      --     $ 80,154
Realized gain (loss)(1)                                            --         --           --           --
Change in unrealized appreciation (depreciation)(2)              (378)    (3,502)          --       (3,880)
Purchases                                                          --     80,000           --       80,000
Sales(3)                                                           --    (70,000)          --      (70,000)
Transfers into Level 3**                                           --         --           --***        --
Transfers out of Level 3                                           --         --           --           --
                                                             --------   --------    ---------     --------
Balance as of 12/31/16                                       $  1,740   $ 84,534    $      --***  $ 86,274
                                                             ========   ========    =========     ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(3)  Amount represents return of capital on Insurance-Linked Securities.

** Transfers are calculated on the beginning of period values. During the year ended December 31, 2016, two securities valued at $0 transferred from level 2 to level 3 as there were no longer observable inputs to determine their value.

***  Security is valued at $0.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 12/31/16                                               $ (3,880)
                                                                             --------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended  Year Ended    Year Ended   Year Ended  Year Ended
                                                             12/31/16    12/31/15      12/31/14     12/31/13    12/31/12
Class I
Net asset value, beginning of period                         $  8.55     $  9.65       $ 10.49      $ 10.47     $  9.92
                                                             -------     -------       -------      -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.46(a)  $  0.42(a)    $  0.45      $  0.50     $  0.56
   Net realized and unrealized gain (loss) on investments       0.74       (0.75)        (0.41)        0.70        0.96
                                                             -------     -------       -------      -------     -------
      Net increase (decrease) from investment operations     $  1.20     $ (0.33)      $  0.04      $  1.20     $  1.52
                                                             -------     -------       -------      -------     -------
Distribution to shareowners:
   Net investment income                                     $ (0.44)    $ (0.45)      $ (0.49)     $ (0.56)    $ (0.57)
   Net realized gain                                              --       (0.32)        (0.39)       (0.62)      (0.40)
                                                             -------     -------       -------      -------     -------
   Total distributions                                       $ (0.44)    $ (0.77)      $ (0.88)     $ (1.18)    $ (0.97)
                                                             -------     -------       -------      -------     -------
      Net increase (decrease) in net asset value             $  0.76     $ (1.10)      $ (0.84)     $  0.02     $  0.55
                                                             -------     -------       -------      -------     -------
Net asset value, end of period                               $  9.31     $  8.55       $  9.65      $ 10.49     $ 10.47
                                                             =======     =======       =======      =======     =======
Total return*                                                  14.35%      (3.93)%(c)     0.09%       12.07%      16.08%
Ratio of net expenses to average net assets (b)                 0.92%       0.92%         0.86%        0.85%       0.86%
Ratio of net investment income (loss) to average net assets     5.24%       4.45%         4.39%        4.78%       5.39%
Portfolio turnover rate                                           57%         32%           51%          39%         44%
Net assets, end of period (in thousands)                     $48,953     $45,949       $56,519      $62,232     $59,937

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                                                            Year Ended  Year Ended    Year Ended  Year Ended   Year Ended
                                                             12/31/16    12/31/15      12/31/14    12/31/13     12/31/12
Class II
Net asset value, beginning of period                         $  8.49     $  9.59       $  10.44    $ 10.42      $  9.88
                                                             -------     -------       --------    -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.43(a)  $  0.39(a)    $   0.43    $  0.47      $  0.54
   Net realized and unrealized gain (loss) on investments       0.72       (0.75)         (0.43)      0.70         0.94
                                                             -------     -------       --------    -------      -------
      Net increase (decrease) from investment operations     $  1.15     $ (0.36)      $     --    $  1.17      $  1.48
                                                             -------     -------       --------    -------      -------
Distribution to shareowners:
   Net investment income                                     $ (0.41)    $ (0.42)      $  (0.46)   $ (0.53)     $ (0.54)
   Net realized gain                                              --       (0.32)         (0.39)     (0.62)       (0.40)
                                                             -------     -------       --------    -------      -------
   Total distributions                                       $ (0.41)    $ (0.74)      $  (0.85)   $ (1.15)     $ (0.94)
                                                             -------     -------       --------    -------      -------
      Net increase (decrease) in net asset value             $  0.74     $ (1.10)      $  (0.85)   $  0.02      $  0.54
                                                             -------     -------       --------    -------      -------
Net asset value, end of period                               $  9.23     $  8.49       $   9.59    $ 10.44      $ 10.42
                                                             =======     =======       ========    =======      =======
Total return*                                                  13.89%      (4.23)%(c)     (0.29)%    11.82%       15.73%
Ratio of net expenses to average net assets (b)                 1.16%       1.18%          1.10%      1.11%        1.12%
Ratio of net investment income (loss) to average net assets     4.91%       4.17%          4.09%      4.54%        5.10%
Portfolio turnover rate                                           57%         32%            51%        39%          44%
Net assets, end of period (in thousands)                     $11,529     $10,629       $ 12,640    $18,240      $13,124

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $56,180,964)       $58,047,955
  Investment in securities of an affiliated issuer, at value (cost $1,300,000)          1,258,302
                                                                                      -----------
     Total investments in securities, at value (cost $57,480,964)                     $59,306,257
  Cash                                                                                    327,681
  Restricted cash*                                                                        200,148
  Receivables --
     Investment securities sold                                                             4,093
     Portfolio shares sold                                                                 53,463
     Interest                                                                             663,564
     Dividends                                                                              5,423
  Variation margin on futures contracts                                                     4,895
  Variation margin on centrally cleared swap contracts                                      1,813
  Other assets                                                                             43,091
                                                                                      -----------
         Total assets                                                                 $60,610,428
                                                                                      -----------
LIABILITIES:
   Payables --
     Investment securities purchased                                                  $     3,802
     Portfolio shares repurchased                                                          45,260
     Trustee fees                                                                              65
   Due to affiliates                                                                        3,440
   Accrued expenses                                                                        76,071
                                                                                      -----------
         Total liabilities                                                            $   128,638
                                                                                      -----------
NET ASSETS:
  Paid-in capital                                                                     $60,869,080
  Undistributed net investment income                                                     256,552
  Accumulated net realized loss on investments, futures contracts and swap contracts   (2,532,514)
  Net unrealized appreciation on investments                                            1,825,293
  Unrealized appreciation on swap contracts                                                45,834
  Unrealized appreciation on futures contracts                                             17,545
                                                                                      -----------
        Net assets                                                                    $60,481,790
                                                                                      ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $48,953,002/5,259,275 shares)                                    $      9.31
                                                                                      ===========
   Class II (based on $11,528,788/1,248,875 shares)                                   $      9.23
                                                                                      ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Interest                                                                                        $  3,467,295
  Dividends (including from affiliated issuer of $124,187)                                             237,753
                                                                                                  ------------
        Total investment income                                                                                    $ 3,705,048
                                                                                                                   -----------
EXPENSES:
  Management fees                                                                                 $    378,448
  Distribution fees
     Class II                                                                                           34,516
  Administrative expense                                                                                34,014
  Custodian fees                                                                                        23,282
  Professional fees                                                                                     61,323
  Printing expense                                                                                      20,569
  Fees and expenses of nonaffiliated Trustees                                                            7,254
  Pricing expense                                                                                       25,113
  Miscellaneous                                                                                          5,532
                                                                                                  ------------
     Total expenses                                                                                                $   590,051
                                                                                                                   -----------
        Net investment income                                                                                      $ 3,114,997
                                                                                                                   ===========
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                                                  $ (1,584,898)
     Futures contracts                                                                                 (79,889)
     Swap contracts                                                                                     80,939     $(1,583,848)
                                                                                                  ------------     -----------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated Issuer of $(41,698))                                  $  6,547,408
     Futures contracts                                                                                  28,000
     Swap contracts                                                                                     56,482     $ 6,631,890
                                                                                                  ------------     -----------
  Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts                     $ 5,048,042
                                                                                                                   -----------
  Net Increase in net assets resulting from operations                                                             $ 8,163,039
                                                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Year Ended     Year Ended
                                                                                 12/31/16       12/31/15
FROM OPERATIONS:
Net investment income (loss)                                                   $  3,114,997   $   2,942,105
Net realized gain (loss) on investments, futures contracts and swap contracts    (1,583,848)       (839,285)
Change in net unrealized appreciation (depreciation) on investments,
   futures contracts and swap contracts                                           6,631,890      (4,473,242)
                                                                               ------------   -------------
      Net increase (decrease) in net assets resulting from operations          $  8,163,039   $  (2,370,422)
                                                                               ------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.44 and $0.45 per share, respectively)                        $ (2,289,326)  $  (2,520,632)
      Class II ($0.41 and $0.42 per share, respectively)                           (646,197)       (620,192)
Net realized gain:
      Class I ($0.00 and $0.32 per share, respectively)                                          (1,800,672)
                                                                                                         --
      Class II ($0.00 and $0.32 per share, respectively)                                           (435,808)
                                                                                         --
                                                                               ------------   -------------
         Total distributions to shareowners                                    $ (2,935,523)  $  (5,377,304)
                                                                               ------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $ 23,009,198   $  20,709,366
Reinvestment of distributions                                                     2,901,661       5,377,304
Cost of shares repurchased                                                      (27,234,391)    (30,919,771)
                                                                               ------------   -------------
      Net decrease in net assets resulting from Portfolio share transactions   $ (1,323,532)  $  (4,833,101)
                                                                               ------------   -------------
      Net increase (decrease) in net assets                                    $  3,903,984   $ (12,580,827)
NET ASSETS:
Beginning of year                                                              $ 56,577,806   $  69,158,633
                                                                               ------------   -------------
End of year                                                                    $ 60,481,790   $  56,577,806
                                                                               ============   =============
Undistributed net investment income                                            $    256,552   $      48,992
                                                                               ============   =============

                                            Year Ended    Year Ended     Year Ended    Year Ended
                                             12/31/16      12/31/16       12/31/15      12/31/15
                                              Shares        Amount         Shares        Amount
CLASS I
Shares sold                                    475,065   $  4,221,777       416,136   $  3,930,954
Reinvestment of distributions                  257,910      2,291,061       458,272      4,321,304
Less shares repurchased                       (849,112)    (7,477,870)   (1,353,740)   (12,660,742)
                                            ----------   ------------    ----------   ------------
      Net decrease                            (116,137)  $   (965,032)     (479,332)  $ (4,408,484)
                                            ==========   ============    ==========   ============
CLASS II
Shares sold                                  2,195,653   $ 18,787,421     1,800,508   $ 16,778,412
Reinvestment of distributions                   69,479        610,600       112,873      1,056,000
Less shares repurchased                     (2,268,955)   (19,756,521)   (1,978,506)   (18,259,029)
                                            ----------   ------------    ----------   ------------
      Net decrease                              (3,823)  $   (358,500)      (65,125)  $   (424,617)
                                            ==========   ============    ==========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or,

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

      if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

      At December 31, 2016, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model), representing less than 0.01% of net assets.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

C.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes

32
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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $28,086 to increase undistributed net investment income, $28,086 to increase accumulated net realized loss on investments futures contracts and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At December 31, 2016, the Portfolio was permitted to carry forward indefinitely $428,826 of short-term losses and $2,084,700 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      During the year ended December 31, 2016, a capital loss carryforward of $288,207 was utilized to offset net realized gains by the Portfolio.

      The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

--------------------------------------------------------------------------------
                                                  2016                   2015
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                               $  2,935,523           $3,358,375
Long-term capital gain                                  --            2,018,929
                                              ------------           ----------
  Total distributions                         $  2,935,523           $5,377,304
                                              ============           ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                 $    302,510
Capital loss carryforward                       (2,513,526)
Net unrealized appreciation                      1,823,726
                                              ------------
  Total                                       $   (387,290)
                                              ============

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts, the tax adjustments relating to credit default swaps, CAT Bonds and sidecars, interest on defaulted bonds and interest accruals on preferred stock and other holdings.

D.    Portfolio Shares and Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

      Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.    Risks

      Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Portfolio's investments in foreign markets or countries with limited developing markets may also subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

      restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.    Insurance-Linked Securities (ILS)

      The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments and therefore the Portfolio's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

G.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2016 was $75,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts is subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2016 was $(1,197,015).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

At December 31, 2016, open futures contracts were as follows:

------------------------------------------------------------------------------------------------------------------------
                                             Number of
                                             Contracts         Settlement                                    Unrealized
Description            Counterparty         Long/(Short)         Month                  Value               Appreciation
------------------------------------------------------------------------------------------------------------------------
S&P EMINI Future       Citibank N.A.            (11)              3/17               $(1,229,910)             $17,545
------------------------------------------------------------------------------------------------------------------------
Total                                                                                $(1,229,910)             $17,545
------------------------------------------------------------------------------------------------------------------------

H.    Credit Default Swap Agreements

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on Portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

      The amount of cash deposited with a broker as collateral at December 31, 2016 was $125,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

      Open credit default swap contracts at December 31, 2016, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended December 31, 2016 was $76,080.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.63% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,205 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares (the Plan). Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $235 in distribution fees payable to PFD at December 31, 2016.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2016 was as follows:

Statement of Assets                    Interest        Credit         Foreign
and Liabilities                       Rate Risk         Risk       Exchange Risk  Equity Risk  Commodity Risk
-------------------------------------------------------------------------------------------------------------
Assets
   Unrealized appreciation
   on futures contracts*            $        --     $        --     $        --     $17,545     $        --
   Unrealized appreciation
   of centrally cleared
   swap contracts                            --          45,834              --          --              --
-------------------------------------------------------------------------------------------------------------
   Total Value                      $        --     $    45,834     $        --     $17,545     $        --
=============================================================================================================

*     Reflects unrealized appreciation/depreciation of futures contracts (see
      Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2016 was as follows:

Statement of                           Interest     Credit          Foreign
Operations                            Rate Risk      Risk      Exchange Rate Risk    Equity Risk   Commodity Risk
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
   Futures contracts                  $      --    $     --        $      --          $ (79,889)     $      --
   Swap contracts                            --      80,939               --                 --             --
-----------------------------------------------------------------------------------------------------------------
   Total Value                        $      --    $ 80,939        $      --          $ (79,889)     $      --
=================================================================================================================
Change in net unrealized
appreciation (depreciation) on
   Futures contracts                  $      --    $     --        $      --          $  28,000      $      --
   Swap contracts                            --      56,482               --                 --             --
-----------------------------------------------------------------------------------------------------------------
   Total Value                        $      --    $ 56,482        $      --          $  28,000      $      --
=================================================================================================================

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

38
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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the Portfolio's management fee was approximately nine basis points higher than the median management fee paid by other funds in the Portfolio's Morningstar peer group, and approximately three basis points higher than the bottom of the third quintile. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and that the Portfolio has not been able to take advantage of the economies of scale afforded by greater size. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of Pioneer
                                                              (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation
                                                              (government-sponsored issuer of
                                                              debt securities) (1988 - 1990);
                                                              Mortgage Strategies Group,
                                                              Shearson Lehman Hutton, Inc.
                                                              (investment bank) (1987 - 1988);
                                                              and Mortgage Strategies Group,
                                                              Drexel Burnham Lambert, Ltd.
                                                              (investment bank) (1986 - 1987)
================================================================================================================================

**    Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                           This page for your notes.

                           This page for your notes.
48

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18662-11-0217

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        33

  Notes to Financial Statements                                               38

  Report of Independent Registered Public Accounting Firm                     47

  Approval of Investment Advisory Agreement                                   49

  Trustees, Officers and Service Providers                                    52

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate  Bonds                                                      28.0%
U.S. Government Securities                                                 25.9%
Collateralized Mortgage Obligations                                        12.5%
International Corporate Bonds                                              11.1%
Senior Secured Loans                                                        8.6%
Foreign Government Bonds                                                    3.3%
Asset Backed Securities                                                     3.1%
Municipal Bonds                                                             2.3%
Closed-End Fund                                                             2.2%
Convertible Corporate  Bonds                                                0.8%
International Common Stocks                                                 0.8%
Convertible Preferred Stocks                                                0.7%
Temporary Cash Investment                                                   0.4%
U.S. Common Stocks                                                          0.3%
U.S. Preferred Stocks                                                       0.0%+

+    Amount rounds to less than 0.1%.

* Includes investment in Insurance Linked Securities totaling 0.1% of total investment portfolio.

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
  1. U.S. Treasury Bills, 1/19/17                                          2.62%
--------------------------------------------------------------------------------
  2. Fannie Mae, 3.5%, 1/18/17 (TBA)                                       2.44
--------------------------------------------------------------------------------
  3. Pioneer ILS Interval Fund                                             2.25
--------------------------------------------------------------------------------
  4. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                 1.75
--------------------------------------------------------------------------------
  5. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                  1.41
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distribution

Net Asset Value per Share           12/31/16             12/31/15
     Class I                         $10.16                $9.78
     Class II                        $10.14                $9.76

                            Net
Distributions per Share     Investment       Short-Term           Long-Term
(1/1/16 - 12/31/16)         Income           Capital Gains        Capital Gains
     Class I                $0.3540          $ -                  $ -
     Class II               $0.3281          $ -                  $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Strategic Income   Pioneer Strategic Income  BBG Barclays U.S.
          VCT Portfolio Class I      VCT Portfolio Class II    Universal Index
12/06     $10,000                    $10,000                   $10,000
12/07     $10,643                    $10,617                   $10,650
12/08     $ 9,411                    $ 9,375                   $10,904
12/09     $12,209                    $12,127                   $11,842
12/10     $13,627                    $13,506                   $12,690
12/11     $13,887                    $13,717                   $13,629
12/12     $15,474                    $15,250                   $14,383
12/13     $15,656                    $15,391                   $14,190
12/14     $16,276                    $15,962                   $14,978
12/15     $16,068                    $15,719                   $15,043
12/16     $17,287                    $16,870                   $15,631

The Bloomberg Barclays U.S. Universal Index is an unmanaged union of the US Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

--------------------------------------------------------------------------------
                                                               Bloomberg
                                                             Barclays U.S.
                   Class I             Class II             Universal Index
--------------------------------------------------------------------------------
10 Years             5.63%                5.37%                  4.57%
5 Years              4.48%                4.22%                  2.78%
1 Year               7.58%                7.32%                  3.91%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                     $1,000.00        $1,000.00
Ending Account Value on 12/31/16                      $1,020.20        $1,018.89
Expenses Paid During Period*                          $    3.81        $    5.07

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                              I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                    $1,000.00         $1,000.00
Ending Account Value on 12/31/16                     $1,021.37         $1,020.11
Expenses Paid During Period*                         $    3.81         $    5.08

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Credit-sensitive and more cyclical sectors generated solid returns in 2016, outperforming Treasuries and higher-quality securities as optimism about the U.S. economy increased. In the following interview, Kenneth J. Taubes, Andrew Feltus, and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period ended December 31, 2016. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, is responsible for the daily management of the Portfolio, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president, and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2016?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 7.58% at net asset value during the 12-month period ended December 31, 2016, and Class II shares returned 7.32%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 3.91%. During the same period, the average return of the 48 variable portfolios in Lipper's General Bond Underlying Funds category was 6.12%.

Q: How would you describe the investment environment in the bond market during the 12-month period ended December 31, 2016?

A: The 12-month period was a highly unusual one that began with a sharp reversal in market trends early in the 2016 calendar year. In January 2016, investors were highly risk-averse due to concerns that the domestic and global economies were weakening and that the U.S. Federal Reserve (the Fed) would restrict liquidity in the market by continuing to hike the influential Federal funds rate in the wake of its 0.25% increase in December 2015. In that environment, commodity prices, led by oil and metals, spiraled down, and high-yield bonds and other cyclically sensitive groups within the credit markets tended to lose value. Energy and metals & mining industry securities performed particularly poorly during that timeframe. At the same time, the credit ratings of many energy and metals & mining corporations received downgrades, exacerbating the market's stress.

     In February 2016, the environment began to change when commodity prices appeared to bottom and then began to move higher, suggesting that global demand was strengthening. That factor, combined with other evidence of economic gains, triggered the beginning of a recovery in the riskier segments of the bond market. The recovery received further support the following month when the Fed suggested it would move less aggressively with regard to tightening monetary policy, and would likely not raise short-term interest rates as quickly and rapidly as previously expected. The signals from the Fed, combined with continued accommodation by most other central banks around the world and gains in employment and other leading economic indicators,

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     fueled a rally in the credit-sensitive and more cyclical parts of the bond market that continued almost unabated for the remainder of the year. Continuing evidence of steady economic progress in the United States, solid, albeit uneven growth in Europe, improving outlooks in China, Brazil, Russia, and other selected emerging markets, and continued monetary accommodation by most central banks lent further support to the rally. The market gains persisted even through headline-grabbing political events such as the unexpected vote in Great Britain in June to exit the European Union ("Brexit"), an attempted coup in Turkey in July, and the victory of Donald Trump in the U.S. presidential election in November. In fact, the results of the November U.S. election appeared to trigger a surge in the performance of riskier assets that lasted through the end of the calendar year.

     While the credit-sensitive sectors rallied, the performance of U.S. Treasuries and other higher-rated securities began to deteriorate late in the 12-month period as expectations of increasing inflationary pressures - including a tightening in the job market - caused market interest rates to begin moving higher, thus undermining the prices of higher-quality longer- and intermediate-term debt.

     In December 2016, the Fed, which had paused its plans to raise short-term interest rates several times over the year, finally moved to hike the Federal funds rate range, once again by 0.25%, almost exactly 12 months after its first increase the previous December.

Q: What were the principal factors that affected the Portfolio's performance relative to the Bloomberg Barclays Index during the 12-month period ended December 31, 2016?

A: Our emphasis on holding credit-sensitive, somewhat "riskier" securities in the Portfolio was the principal driver of benchmark-relative outperformance during the 12-month period. The Portfolio's exposures to high-yield and investment-grade corporates, emerging markets debt, and floating-rate bank loans all contributed to relative returns in a period that saw a "risk-on" market environment attributable to both favorable fundamentals and the compelling prices of lower-rated securities, especially early in 2016. Over the course of the period, in fact, the spread, or yield advantage, of high-yield bonds over Treasuries narrowed from more than 900 basis points (9.00%) to about 450 basis points (4.50%).

     A small exposure to foreign currencies was a slight drag on the Portfolio's benchmark-relative performance, primarily due to a position in the Mexican peso, which accounted for, on average, slightly less than 1% of the Portfolio's net asset value during the year. The negative experience with the peso depressed overall returns from the Portfolio's allocation to emerging markets currencies, despite good performance from positions in the Russian and Brazilian currencies, which rallied with the rebound in commodity prices. Investments in government-agency mortgages, a Portfolio allocation we had

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

     built up in the second half of the year, detracted from results as agencies struggled when market interest rates rose during the post-election rally. The damage was limited, however, because the Portfolio remained underweight in agency mortgages compared with the Bloomberg Barclays Index (by roughly four percent). Good security selection within mortgages helped the Portfolio's benchmark-relative performance, as we emphasized mortgage pools with lower prepayment risk.

     Throughout the 12-month period, we kept the Portfolio's duration shorter than the benchmark's. While the short-duration positioning detracted from benchmark-relative results early in the year, it turned into a major contributor to relative returns over the final two months of the period when market interest rates rose. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years. In general, longer-duration portfolios do well when interest rates decline, while shorter-duration portfolios do relatively better when interest rates rise.) As of December 31, 2016, the average effective duration of the Portfolio's investments was 5.08 years.

Q: What types of individual securities had the greatest effects on the Portfolio's benchmark-relative performance, either positively or negatively, during the 12-month period ended December 31, 2016?

A: Security selection within high yield helped the Portfolio's benchmark-relative performance during the period, especially among credits in the energy industry, where many bonds whose credit ratings had received downgrades from rating agencies performed particularly well. Examples include the debt of the Williams Companies, a pipeline firm, and of Rowan Company, a specialist in offshore drilling operations. In fact, securities issued by energy companies represented many of the top 10 individual contributors to the Portfolio's performance during the period. Not surprisingly, during a volatile period for the sector, almost half the positions that had the biggest negative effects on the Portfolio's results also were energy company securities, including several that we held early in the period before the issuing companies received credit-rating downgrades.

Q: Did the Portfolio have any investments in derivative securities during the 12-month ended December 31, 2016? If so, did the derivatives have a material influence on benchmark-relative results?

A: Yes, the Portfolio held three types of derivative securities during the fiscal year ended December 31, 2016. We used forward foreign currency transactions to minimize currency risk in the Portfolio when we invested in overseas securities; the currency derivatives helped performance as the U.S. dollar gained strength against most foreign currencies. We also used Treasury futures transactions to help keep the Portfolio's duration short relative to the benchmark. The Treasury futures helped performance at the end of the fiscal year when interest rates rose. Finally, we used some credit default swaps to increase the Portfolio's high-yield exposure, and the swaps, too, had a positive impact on relative returns.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q: What factors affected the Portfolio's distributions to shareholders, or yield, during the 12-month period ended December 31, 2016?

A: The Portfolio's yield declined over the 12-month period as the yield advantages (spreads) of high-yield holdings relative to higher-quality holdings declined, and the Portfolio's level of current income fell.

Q:   What is your investment outlook?

A: We believe the underlying fundamentals of credit-sensitive securities, including high-yield bonds, remain firm, but their valuations are less compelling than they were a year ago prior to the rally in high-yield debt.

     Growth in U.S. gross domestic product (GDP) appears to be settling in at a sustainable annual pace of more than 2% per year, with continued improvement in the employment market fueled in part by gains in manufacturing output. The economy's underlying fundamentals appear solid and the growth prospects for 2017 appear healthy. However, after a robust, almost 11-month rally in credit-sensitive securities, led by high-yield bonds, the relative-value advantage of lower-rated debt compared to higher-rated debt has narrowed considerably.

     As we remain committed to maintaining a well-diversified* portfolio, we remain positive, albeit more cautious, about credit. We have continued to overweight the credit-sensitive sectors, although we are focusing on upgrading the overall credit quality of the Portfolio. We continue to emphasize high-yield debt, even though the Portfolio holds fewer high-yield bonds and more high-yield, floating-rate bank loans than previously. Among the Portfolio's higher-quality holdings, we expect to place a greater emphasis on Treasury Inflation Protected Securities rather than nominal, fixed-rate Treasuries. We remain positive about the U.S. dollar, although the Portfolio does have some limited exposure to foreign currencies (less than 3%), principally as a diversification tool.

     We anticipate that the Fed will continue to hike short-term interest rates gradually during 2017, while carefully evaluating the effects of past fiscal policies as well as any changes enacted by the new Trump administration and the Congress. Given our view, we expect to keep the Portfolio's overall duration shorter than the Bloomberg Barclays Index's.

*    Diversification does not assure profit nor protect against loss.

Please refer to the Schedule of Investments on pages 8 to 32 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    CONVERTIBLE CORPORATE BONDS - 0.9%
                                    Energy - 0.2%
                                    Oil & Gas Storage & Transportation - 0.2%
    100,000                         Golar LNG, Ltd., 3.75%, 3/7/17                                                 $    99,500
                                                                                                                   -----------
                                    Total Energy                                                                   $    99,500
                                                                                                                   -----------
                                    Capital Goods - 0.2%
                                    Construction & Engineering - 0.1%
     30,000                         Dycom Industries, Inc., 0.75%, 9/15/21                                         $    32,738
                                                                                                                   -----------
                                    Electrical Components & Equipment - 0.1%
     74,000                         General Cable Corp., 4.5%, 11/15/29 (Step)                                     $    57,859
                                                                                                                   -----------
                                    Total Capital Goods                                                            $    90,597
                                                                                                                   -----------
                                    Consumer Durables & Apparel - 0.1%
                                    Homebuilding - 0.1%
     15,000                         CalAtlantic Group, Inc., 0.25%, 6/1/19                                         $    13,969
     30,000                         CalAtlantic Group, Inc., 1.25%, 8/1/32                                              30,881
                                                                                                                   -----------
                                                                                                                   $    44,850
                                                                                                                   -----------
                                    Total Consumer Durables & Apparel                                              $    44,850
                                                                                                                   -----------
                                    Health Care Equipment & Services - 0.1%
                                    Health Care Equipment - 0.1%
     25,000                         Wright Medical Group, Inc., 2.0%, 2/15/20                                      $    26,047
                                                                                                                   -----------
                                    Total Health Care Equipment & Services                                         $    26,047
                                                                                                                   -----------
                                    Software & Services - 0.3%
                                    Internet Software & Services - 0.2%
     10,000                         WebMD Health Corp., 2.5%, 1/31/18                                              $    10,212
    105,000                         WebMD Health Corp., 2.625%, 6/15/23 (144A)                                          98,438
                                                                                                                   -----------
                                                                                                                   $   108,650
                                                                                                                   -----------
                                    Application Software - 0.1%
     25,000                         Synchronoss Technologies, Inc., 0.75%, 8/15/19                                 $    26,250
                                                                                                                   -----------
                                    Total Software & Services                                                      $   134,900
                                                                                                                   -----------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $401,451)                                                                $   395,894
                                                                                                                   -----------
                                    PREFERRED STOCKS - 0.0%+
                                    Diversified Financials - 0.0%+
                                    Consumer Finance - 0.0%+
        532                6.41     GMAC Capital Trust I, Floating Rate Note, 2/15/40                              $    13,513
                                                                                                                   -----------
                                    Total Diversified Financials                                                   $    13,513
                                                                                                                   -----------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $12,470)                                                                 $    13,513
                                                                                                                   -----------

      The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    CONVERTIBLE PREFERRED STOCKS - 0.8%
                                    Banks - 0.8%
                                    Diversified Banks - 0.8%
                84                  Bank of America Corp., 7.25%, (Perpetual)                                      $    98,011
               220                  Wells Fargo & Co., 7.5% (Perpetual)                                                261,800
                                                                                                                   -----------
                                                                                                                   $   359,811
                                                                                                                   -----------
                                    Total Banks                                                                    $   359,811
                                                                                                                   -----------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $338,344)                                                                $   359,811
                                                                                                                   -----------

            Shares
                                    COMMON STOCKS - 0.4%
                                    Capital Goods - 0.4%
                                    Construction & Engineering - 0.4%
            53,917                  Newhall Land Development LLC*                                                  $   155,011
                                                                                                                   -----------
                                    Total Capital Goods                                                            $   155,011
                                                                                                                   -----------
                                    Consumer Durables & Apparel - 0.0%+
                                    Homebuilding - 0.0%+
            15,463                  Desarrolladora Homex SAB de CV*                                                $       847
                                                                                                                   -----------
                                                                                                                   $       847
                                                                                                                   -----------
                                    Total Consumer Durables & Apparel                                              $       847
                                                                                                                   -----------
                                    TOTAL COMMON STOCKS
                                    (Cost $49,986)                                                                 $   155,858
                                                                                                                   -----------

      Principal
    Amount ($) (m)
                                    ASSET BACKED SECURITIES - 3.2%
                                    Consumer Services - 0.1%
                                    Hotels, Resorts & Cruise Lines - 0.1%
            44,662                  Westgate Resorts 2014-1 LLC, 3.25%, 12/20/26 (144A)                            $    44,383
                                                                                                                   -----------
                                    Total Consumer Services                                                        $    44,383
                                                                                                                   -----------
                                    Food & Staples Retailing - 0.1%
                                    Food Retail - 0.1%
            47,188                  CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                          $    46,601
                                                                                                                   -----------
                                    Total Food & Staples Retailing                                                 $    46,601
                                                                                                                   -----------
                                    Banks - 2.4%
                                    Thrifts & Mortgage Finance - 2.4%
            95,549                  Ajax Mortgage Loan Trust 2016-B, 4.0%, 9/25/65 (Step) (144A)                   $    95,356
            45,000                  Bayview Opportunity Master Fund IVa Trust 2016-SPL1, 4.25%, 4/28/55 (144A)          45,873
            40,000         4.25     Bayview Opportunity Master Fund IVb Trust 2016-SPL2, Floating Rate Note,
                                    6/28/53 (144A)                                                                      40,197
           100,000                  BCC Funding Corp X, 4.544%, 12/21/20 (144A)                                         97,127
            90,000         1.51     Bear Stearns ALT-A Trust 2005-1, Floating Rate Note, 1/25/35                        80,769
            42,282                  Credit-Based Asset Servicing & Securitization LLC, 3.7652%, 7/25/35 (Step)          40,400

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Thrifts & Mortgage Finance - (continued)
            46,807                  Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)                   $    47,118
            46,464                  GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                                      46,525
             2,373         0.93     Home Equity Asset Trust 2006-4, Floating Rate Note, 8/25/36                          2,359
            76,437                  Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                                     69,055
            50,000                  Navitas Equipment Receivables LLC 2015-1, 4.5%, 5/17/21 (144A)                      50,952
            50,000                  Oxford Finance Funding 2016-1 LLC, 3.968%, 6/17/24 (144A)                           49,793
            40,000         1.40     RASC Series 2005-KS8 Trust, Floating Rate Note, 8/25/35                             34,820
            99,167                  Store Master Funding I LLC, 3.75%, 4/20/45 (144A)                                   96,752
            95,228                  VOLT XLVIII LLC, 3.5%, 7/25/46 (Step) (144A)                                        94,903
            46,263                  VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                                        46,374
            54,223                  VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                                        54,379
            52,512                  VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                                       52,576
            50,000                  Westlake Automobile Receivables Trust 2015-3, 3.05%, 5/17/21 (144A)                 50,372
                                                                                                                   -----------
                                                                                                                   $ 1,095,700
                                                                                                                   -----------
                                    Total Banks                                                                    $ 1,095,700
                                                                                                                   -----------
                                    Diversified Financials - 0.3%
                                    Consumer Finance - 0.1%
            40,000                  First Investors Auto Owner Trust 2015-1, 3.59%, 1/18/22 (144A)                 $    40,058
                                                                                                                   -----------
                                    Asset Management & Custody Banks - 0.2%
            77,169                  RMAT 2015-1 LLC, 4.09%, 7/27/20 (Step) (144A)                                  $    77,309
                                                                                                                   -----------
                                    Total Diversified Financials                                                   $   117,367
                                                                                                                   -----------
                                    Telecommunication Services - 0.3%
                                    Wireless Telecommunication Services - 0.3%
           150,000         3.87     Small Business Administration Participation Certificates, Floating Rate Note,
                                    10/15/49 (144A)                                                                $   151,102
                                                                                                                   -----------
                                    Total Telecommunication Services                                               $   151,102
                                                                                                                   -----------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $1,467,754)                                                              $ 1,455,153
                                                                                                                   -----------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS - 12.8%
                                    Energy - 0.1%
                                    Oil & Gas Exploration & Production - 0.1%
            64,494         3.50     Shellpoint Co-Originator Trust 2016-1, Floating Rate Note, 11/25/46 (144A)     $    64,954
                                                                                                                   -----------
                                    Total Energy                                                                   $    64,954
                                                                                                                   -----------
                                    Banks - 12.2%
                                    Thrifts & Mortgage Finance - 12.2%
            57,652         3.83     Agate Bay Mortgage Trust 2014-3, Floating Rate Note, 11/25/44 (144A)           $    56,480
           145,597         3.50     Agate Bay Mortgage Trust 2015-5, Floating Rate Note, 7/25/45 (144A)                146,769
            20,855                  Alternative Loan Trust 2003-16T1, 5.25%, 9/25/33                                    21,478
            54,038         1.69     Bear Stearns ALT-A Trust 2004-12, Floating Rate Note, 1/25/35                       45,680
           100,000         5.49     CCRESG Commercial Mortgage Trust 2016-HEAT, Floating Rate Note, 4/10/29 (144A)      98,089
           100,000         5.49     CCRESG Commercial Mortgage Trust 2016-HEAT, Floating Rate Note, 4/12/29 (144A)      94,811
            76,261         3.75     Chase Mortgage Trust 2016-1, Floating Rate Note, 3/26/46 (144A)                     73,803
            45,495         3.75     Chase Mortgage Trust 2016-2, Floating Rate Note, 2/25/44 (144A)                     43,970
           103,050         3.50     Citigroup Mortgage Loan Trust 2013-J1, Floating Rate Note, 10/25/43 (144A)         102,777

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Thrifts & Mortgage Finance - (continued)
            25,000                  COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/17/45                         $    26,105
            21,000                  COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                                    21,141
            25,000                  COMM 2012-CCRE4 Mortgage Trust, 3.251%, 10/17/45                                    25,339
           100,000         5.17     COMM 2013-CCRE11 Mortgage Trust, Floating Rate Note, 8/12/50 (144A)                105,446
            50,000                  COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                                       50,594
           100,000         3.96     COMM 2014-UBS6 Mortgage Trust REMICS, Floating Rate Note, 12/10/47 (144A)           76,923
            50,000         4.55     COMM 2015-CCRE25 Mortgage Trust, Floating Rate Note, 8/12/48                        52,226
            50,000                  COMM 2015-CCRE26 Mortgage Trust REMICS, 3.63%, 10/13/48                             51,464
            11,485                  Credit Suisse Commercial Mortgage Trust Series 2007-C1, 5.361%, 2/15/40             11,471
            50,000         3.58     CSAIL 2015-C4 Commercial Mortgage Trust REMICS, Floating Rate Note, 11/15/48        39,808
            25,000                  CSAIL 2016-C6 Commercial Mortgage Trust, 3.0898%, 1/15/49                           24,702
           100,000                  CSAIL 2016-C7 Commercial Mortgage Trust, 3.502%, 11/15/49                          100,273
            56,105         3.50     CSMC Trust 2013-7, Floating Rate Note, 8/25/43 (144A)                               56,557
            51,493         3.50     CSMC Trust 2014-IVR3 REMICS, Floating Rate Note, 7/25/44 (144A)                     51,811
            71,722         4.00     CSMC Trust 2014-IVR3 REMICS, Floating Rate Note, 7/25/44 (144A)                     72,714
            32,595         3.75     CSMC Trust 2014-OAK1, Floating Rate Note, 11/25/44 (144A)                           30,719
            83,248         3.50     CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                           83,781
            68,015                  CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                                             67,701
            29,152         3.90     CSMLT 2015-1 Trust, Floating Rate Note, 5/25/45 (144A)                              27,759
            38,759         3.92     CSMLT 2015-2 Trust, Floating Rate Note, 8/25/45 (144A)                              38,189
            50,000                  DBJPM 16-C3 Mortgage Trust, 2.89%, 9/10/49                                          48,745
            55,647         2.50     EverBank Mortgage Loan Trust, Floating Rate Note, 4/25/43 (144A)                    51,584
            20,525         1.03     Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32 (144A)            19,329
            25,000                  GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                             25,482
            40,000         1.23     HomeBanc Mortgage Trust 2005-4, Floating Rate Note, 10/25/35                        28,536
           100,000         3.98     JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Floating Rate
                                    Note, 10/17/45 (144A)                                                              103,046
            43,022                  JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 3.07%, 12/17/46      43,897
           100,000         2.90     JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL4 REMICS, Floating
                                    Rate Note, 12/16/30 (144A)                                                          98,971
            48,819         3.00     JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                 47,281
           146,524         2.50     JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                144,555
           103,418         3.50     JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43 (144A)                104,250
            28,205         3.76     JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)          26,929
            62,078         3.50     JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)          62,461
            28,684         3.10     JP Morgan Mortgage Trust 2014-IVR3 REMICS, Floating Rate Note, 9/25/44 (144A)       26,196
            28,570         4.06     JP Morgan Mortgage Trust 2014-OAK4, Floating Rate Note, 9/25/44 (144A)              28,992
            38,748         3.63     JP Morgan Mortgage Trust 2015-4, Floating Rate Note, 6/25/45 (144A)                 36,567
            86,511                  JP Morgan Mortgage Trust 2016-1, 3.5%, 5/25/46 (144A)                               86,666
            29,779         2.69     JP Morgan Mortgage Trust 2016-2, Floating Rate Note, 6/25/46 (144A)                 27,861
            19,853         2.69     JP Morgan Mortgage Trust 2016-2, Floating Rate Note, 6/25/46 (144A)                 18,314
            93,900         3.50     JP Morgan Mortgage Trust 2016-3, Floating Rate Note, 10/25/46 (144A)                94,655
            37,715         3.39     JP Morgan Mortgage Trust 2016-3, Floating Rate Note, 10/25/46 (144A)                37,649
           104,824         3.50     JP Morgan Mortgage Trust 2016-4, Floating Rate Note, 10/25/46 (144A)               103,891
            50,000         2.60     JP Morgan Mortgage Trust, Floating Rate Note, 12/25/46 (144A)                       49,773
            60,000         2.60     JP Morgan Mortgage Trust, Floating Rate Note, 12/25/46 (144A)                       59,238

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Thrifts & Mortgage Finance - (continued)
           121,193         3.63     JP Morgan Trust 2015-6, Floating Rate Note, 10/25/45 (144A)                    $   118,067
            50,000                  JPMBB Commercial Mortgage Securities Trust 2014-C22 REMICS, 3.8012%, 9/15/47        52,171
           100,000         3.25     JPMCC Re-REMIC Trust 2014-FRR1, Floating Rate Note, 4/27/44 (144A)                  96,608
            50,000                  JPMDB Commercial Mortgage Securities Trust 2016-C4, 3.1413%, 12/15/49               49,701
            50,000         5.53     LB-UBS Commercial Mortgage Trust 2007-C1, Floating Rate Note, 2/15/40               49,913
            81,224                  Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                          82,802
           100,000         3.00     Morgan Stanley Capital I Trust 2016-BNK2, Floating Rate Note, 11/15/49 (144A)       76,021
            25,000                  Morgan Stanley Capital I Trust 2016-UBS9, 3.0%, 3/15/49 (144A)                      18,719
            25,000         1.58     Morgan Stanley Mortgage Loan Trust 2005-5AR, Floating Rate Note, 9/25/35            22,020
            92,590         2.97     Morgan Stanley Residential Mortgage Loan Trust 2014-1, Floating Rate Note,
                                    6/25/44 (144A)                                                                      89,924
            78,443         3.25     NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                       76,419
            32,352         3.32     NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                       27,418
            65,806         2.06     RESI Finance LP, Floating Rate Note, 9/10/35 (144A)                                 61,322
            75,000                  Seasoned Credit Risk Transfer Trust Series 2016-1, 3.0%, 9/25/55                    72,410
            88,172         2.50     Sequoia Mortgage Trust 2012-5, Floating Rate Note, 11/25/42                         85,362
            45,667         3.91     Sequoia Mortgage Trust 2012-5, Floating Rate Note, 11/25/42                         45,442
            57,904         2.50     Sequoia Mortgage Trust 2012-6, Floating Rate Note, 12/26/42                         54,885
           151,104         1.87     Sequoia Mortgage Trust 2013-2, Floating Rate Note, 2/25/43                         144,363
            38,814         3.53     Sequoia Mortgage Trust 2013-3, Floating Rate Note, 3/25/43                          38,277
            39,244         2.50     Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                          37,867
            81,757         2.50     Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/26/43                          78,313
            95,959         3.00     Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                          94,366
            18,392                  Sequoia Mortgage Trust 2013-9, 3.5%, 7/27/43 (144A)                                 18,195
            37,135         3.50     Sequoia Mortgage Trust 2015-2, Floating Rate Note, 5/25/45 (144A)                   37,457
            24,036         3.75     Sequoia Mortgage Trust 2015-2, Floating Rate Note, 5/25/45 (144A)                   22,460
           110,034         3.50     Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                  110,988
            96,499         3.73     Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                   95,293
            26,055         3.73     Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                   24,308
           128,263         3.84     Sequoia Mortgage Trust 2016-1, Floating Rate Note, 6/25/46 (144A)                  126,727
            50,000         3.50     Towd Point Mortgage Trust 2016-1 REMICS, Floating Rate Note, 2/25/55 (144A)         47,731
            45,000         3.00     Towd Point Mortgage Trust 2016-3, Floating Rate Note, 8/25/55 (144A)                42,990
            47,157                  VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                                        47,161
            25,000         5.79     Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Floating Rate Note,
                                    5/15/43                                                                             24,936
            50,000                  Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 2.819%, 8/15/50             50,965
            50,000                  Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 3.477%, 8/15/50             51,877
            52,582         4.12     WinWater Mortgage Loan Trust 2014-2, Floating Rate Note, 9/20/44 (144A)             50,388
            53,346         3.50     WinWater Mortgage Loan Trust 2015-1 REMICS, Floating Rate Note, 1/20/45 (144A)      53,203
            24,162         3.77     WinWater Mortgage Loan Trust 2015-4, Floating Rate Note, 6/20/45 (144A)             23,466
            96,404         3.82     WinWater Mortgage Loan Trust 2015-A REMICS, Floating Rate Note, 6/20/45 (144A)      91,957
                                                                                                                   -----------
                                                                                                                   $ 5,465,940
                                                                                                                   -----------
                                    Total Banks                                                                    $ 5,465,940
                                                                                                                   -----------
                                    Government - 0.5%
                                    Government - 0.5%
            10,109                  Federal National Mortgage Association REMICS, 4.5%, 6/25/29                    $    10,746
            25,000         4.88     FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)                  25,874

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Government - (continued)
           100,000         3.82     FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)               $   102,574
            26,633                  Government National Mortgage Association, 3.0%, 4/20/41                             27,268
            58,803                  Government National Mortgage Association, 4.5%, 9/20/39                             62,914
                                                                                                                   -----------
                                                                                                                   $   229,376
                                                                                                                   -----------
                                    Total Government                                                               $   229,376
                                                                                                                   -----------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $5,848,265)                                                              $ 5,760,270
                                                                                                                   -----------
                                    CORPORATE BONDS - 39.5%
                                    Energy - 8.3%
                                    Oil & Gas Drilling - 0.3%
           100,000                  Rowan Companies, Inc., 4.75%, 1/15/24                                          $    90,250
            78,000                  Rowan Companies, Inc., 5.85%, 1/15/44                                               60,450
                                                                                                                   -----------
                                                                                                                   $   150,700
                                                                                                                   -----------
                                    Integrated Oil & Gas - 0.5%
            70,000                  Petrobras Global Finance BV, 3.0%, 1/15/19                                     $    68,229
           115,000                  Petroleos Mexicanos, 3.5%, 1/30/23                                                 105,570
MXN         95,000                  Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                                           3,917
            20,000                  YPF SA, 8.5%, 3/23/21 (144A)                                                        21,452
                                                                                                                   -----------
                                                                                                                   $   199,168
                                                                                                                   -----------
                                    Oil & Gas Exploration & Production - 2.5%
           100,000                  Antero Resources Corp., 5.625%, 6/1/23                                         $   102,375
            82,000                  Canadian Natural Resources, Ltd., 6.25%, 3/15/38                                    93,288
            35,000                  Canadian Natural Resources, Ltd., 6.75%, 2/1/39                                     40,841
            25,000                  Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                                              25,875
            65,000                  Denbury Resources, Inc., 4.625%, 7/15/23                                            52,162
            25,000                  Denbury Resources, Inc., 5.5%, 5/1/22                                               21,812
           200,000                  Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                              205,794
           130,000                  Gulfport Energy Corp., 6.0%, 10/15/24                                              132,275
            50,000                  Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                          50,625
            75,000                  Newfield Exploration Co., 5.625%, 7/1/24                                            78,188
            32,000                  Noble Energy, Inc., 5.625%, 5/1/21                                                  33,385
            75,000                  Oasis Petroleum, Inc., 6.875%, 3/15/22                                              76,875
            50,000                  PDC Energy, Inc., 7.75%, 10/15/22                                                   53,250
            45,000                  Sanchez Energy Corp., 7.75%, 6/15/21                                                45,788
            60,000                  Whiting Petroleum Corp., 5.75%, 3/15/21                                             59,750
            65,000                  WPX Energy, Inc., 7.5%, 8/1/20                                                      69,875
                                                                                                                   -----------
                                                                                                                   $ 1,142,158
                                                                                                                   -----------
                                    Oil & Gas Refining & Marketing - 0.6%
           134,000                  Calumet Specialty Products Partners LP, 6.5%, 4/15/21                          $   113,565
            74,000                  EnLink Midstream Partners LP, 4.4%, 4/1/24                                          73,525
            65,000                  Tesoro Corp., 5.375%, 10/1/22                                                       67,438
                                                                                                                   -----------
                                                                                                                   $   254,528
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Oil & Gas Storage & Transportation - 4.4%
            75,000                  Blue Racer Midstream LLC, 6.125%, 11/15/22 (144A)                              $    75,000
           125,000                  Boardwalk Pipelines LP, 4.95%, 12/15/24                                            128,346
            25,000                  Boardwalk Pipelines LP, 5.95%, 6/1/26                                               27,156
            75,000                  Crestwood Midstream Partners LP, 6.25%, 4/1/23                                      76,500
            73,000                  DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                            81,760
            25,000         5.85     DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                               21,250
           105,000                  Enbridge Energy Partners LP, 7.375%, 10/15/45                                      130,236
            30,000                  Energy Transfer Equity LP, 5.875%, 1/15/24                                          30,975
            56,000         4.59     Enterprise Products Operating LLC, Floating Rate Note, 8/1/66                       52,670
           100,000                  Genesis Energy LP, 6.75%, 8/1/22                                                   103,900
           125,000                  Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                                       123,738
           100,000                  Kinder Morgan, Inc. Delaware, 5.3%, 12/1/34                                        101,484
            60,000                  Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                                         63,106
           135,000                  MPLX LP, 4.875%, 12/1/24                                                           139,009
            90,000                  ONEOK, Inc., 7.5%, 9/1/23                                                          103,500
           165,000                  Plains All American Pipeline LP, 4.65%, 10/15/25                                   170,467
            83,000                  Plains All American Pipeline LP, 6.125%, 1/15/17                                    83,101
            15,000                  Sabine Pass Liquefaction LLC, 5.625%, 3/1/25                                        16,050
           100,000                  Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                       107,250
            35,000                  Spectra Energy Capital LLC, 6.75%, 7/15/18                                          36,928
            19,000                  Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                              19,639
            45,000                  Targa Resources Partners LP, 4.125%, 11/15/19                                       45,562
            95,000                  The Williams Companies, Inc., 7.5%, 1/15/31                                        107,112
           130,000                  Williams Partners LP, 5.1%, 9/15/45                                                123,558
                                                                                                                   -----------
                                                                                                                   $ 1,968,297
                                                                                                                   -----------
                                    Total Energy                                                                   $ 3,714,851
                                                                                                                   -----------
                                    Materials - 1.2%
                                    Commodity Chemicals - 0.2%
            20,000                  NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                      $    19,594
            65,000                  Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                                           64,675
                                                                                                                   -----------
                                                                                                                   $    84,269
                                                                                                                   -----------
                                    Fertilizers & Agricultural Chemicals - 0.4%
           195,000                  Agrium, Inc., 5.25%, 1/15/45                                                   $   203,069
                                                                                                                   -----------
                                    Paper Packaging - 0.2%
            72,000                  AEP Industries, Inc., 8.25%, 4/15/19                                           $    73,440
            16,000                  International Paper Co., 6.0%, 11/15/41                                             17,968
                                                                                                                   -----------
                                                                                                                   $    91,408
                                                                                                                   -----------
                                    Copper - 0.1%
            50,000                  Freeport-McMoRan, Inc., 3.875%, 3/15/23                                        $    45,875
                                                                                                                   -----------
                                    Paper Products - 0.3%
            25,000                  Resolute Forest Products, Inc., 5.875%, 5/15/23                                $    22,500
EUR        100,000                  Sappi Papier Holding GmbH, 4.0%, 4/1/23 (144A)                                     111,113
                                                                                                                   -----------
                                                                                                                   $   133,613
                                                                                                                   -----------
                                    Total Materials                                                                $   558,234
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Capital Goods - 1.4%
                                    Aerospace & Defense - 0.2%
           100,000                  Triumph Group, Inc., 5.25%, 6/1/22                                             $    93,250
                                                                                                                   -----------
                                    Building Products - 0.7%
           100,000                  Masco Corp., 4.375%, 4/1/26                                                    $   101,000
            25,000                  Masco Corp., 5.95%, 3/15/22                                                         27,625
            50,000                  Owens Corning, 3.4%, 8/15/26                                                        47,497
            75,000                  Owens Corning, 4.2%, 12/1/24                                                        76,828
            60,000                  Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                  61,650
                                                                                                                   -----------
                                                                                                                   $   314,600
                                                                                                                   -----------
                                    Construction & Farm Machinery & Heavy Trucks - 0.2%
           100,000                  Meritor, Inc., 6.25%, 2/15/24                                                  $    98,000
                                                                                                                   -----------
                                    Industrial Machinery - 0.3%
            60,000                  Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                       $    53,700
            75,000                  Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                                        78,094
                                                                                                                   -----------
                                                                                                                   $   131,794
                                                                                                                   -----------
                                    Total Capital Goods                                                            $   637,644
                                                                                                                   -----------
                                    Commercial Services & Supplies - 0.3%
                                    Commercial Printing - 0.1%
            65,000                  Cenveo Corp., 6.0%, 8/1/19 (144A)                                              $    58,012
                                                                                                                   -----------
                                    Research & Consulting Services - 0.2%
            56,000                  Verisk Analytics, Inc., 5.5%, 6/15/45                                          $    59,553
                                                                                                                   -----------
                                    Total Commercial Services & Supplies                                           $   117,565
                                                                                                                   -----------
                                    Transportation - 0.7%
                                    Airlines - 0.7%
            15,637                  Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19              $    16,388
           205,771                  Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                                        207,829
            95,202                  Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 8/15/29                           93,774
                                                                                                                   -----------
                                                                                                                   $   317,991
                                                                                                                   -----------
                                    Trucking - 0.0%+
            35,000                  Jack Cooper Holdings Corp., 9.25%, 6/1/20                                      $    15,138
                                                                                                                   -----------
                                    Total Transportation                                                           $   333,129
                                                                                                                   -----------
                                    Automobiles & Components - 0.9%
                                    Automobile Manufacturers - 0.9%
           120,000                  Ford Motor Co., 4.346%, 12/8/26                                                $   121,260
           115,000                  General Motors Co., 6.6%, 4/1/36                                                   131,446
            25,000                  TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                              26,125
EUR        100,000                  ZF North America Capital, Inc., 2.75%, 4/27/23                                     110,997
                                                                                                                   -----------
                                                                                                                   $   389,828
                                                                                                                   -----------
                                    Total Automobiles & Components                                                 $   389,828
                                                                                                                   -----------
                                    Consumer Durables & Apparel - 0.9%
                                    Homebuilding - 0.6%
            40,000                  DR Horton, Inc., 5.75%, 8/15/23                                                $    42,900

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Homebuilding - (continued)
            65,000                  KB Home, 7.5%, 9/15/22                                                         $    68,575
           100,000                  Lennar Corp., 4.5%, 6/15/19                                                        103,250
            15,000                  MDC Holdings, Inc., 5.5%, 1/15/24                                                   15,488
            20,000                  Meritage Homes Corp., 7.0%, 4/1/22                                                  21,650
            20,000                  Toll Brothers Finance Corp., 4.875%, 11/15/25                                       19,650
                                                                                                                   -----------
                                                                                                                   $   271,513
                                                                                                                   -----------
                                    Housewares & Specialties - 0.3%
           100,000                  Controladora Mabe SA de CV, 7.875%, 10/28/19 (144A)                            $   107,750
                                                                                                                   -----------
                                    Total Consumer Durables & Apparel                                              $   379,263
                                                                                                                   -----------
                                    Consumer Services - 0.7%
                                    Casinos & Gaming - 0.2%
               580                  Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (1.0% cash,
                                    5.50% PIK) (PIK) (e)                                                           $         3
            80,000                  Scientific Games International, Inc., 10.0%, 12/1/22                                79,600
                                                                                                                   -----------
                                                                                                                   $    79,603
                                                                                                                   -----------
                                    Hotels, Resorts & Cruise Lines - 0.1%
            40,000                  NCL Corp, Ltd., 4.625%, 11/15/20 (144A)                                        $    40,700
                                                                                                                   -----------
                                    Leisure Facilities - 0.2%
EUR        100,000                  Cirsa Funding Luxembourg SA, 5.875%, 5/15/23                                   $   111,639
                                                                                                                   -----------
                                    Education Services - 0.2%
            50,000                  President & Fellows of Harvard College, 2.3%, 10/1/23                          $    48,657
            25,000                  Tufts University, 5.017%, 4/15/12                                                   26,096
            25,000                  William Marsh Rice University, 4.626%, 5/15/63                                      27,052
                                                                                                                   -----------
                                                                                                                   $   101,805
                                                                                                                   -----------
                                    Total Consumer Services                                                        $   333,747
                                                                                                                   -----------
                                    Media - 0.9%
                                    Broadcasting - 0.5%
           200,000                  CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                         $   202,500
                                                                                                                   -----------
                                    Cable & Satellite - 0.4%
           125,000                  Charter Communications Operating LLC, 6.384%, 10/23/35                         $   142,729
            30,000                  Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                       29,325
            25,000                  Time Warner Cable LLC, 6.55%, 5/1/37                                                28,301
                                                                                                                   -----------
                                                                                                                   $   200,355
                                                                                                                   -----------
                                    Total Media                                                                    $   402,855
                                                                                                                   -----------
                                    Retailing - 0.4%
                                    Internet Retail - 0.3%
            25,000                  Expedia, Inc., 4.5%, 8/15/24                                                   $    25,406
            95,000                  Expedia, Inc., 5.95%, 8/15/20                                                      103,842
                                                                                                                   -----------
                                                                                                                   $   129,248
                                                                                                                   -----------
                                    Department Stores - 0.1%
            42,000                  PetSmart, Inc., 7.125%, 3/15/23 (144A)                                         $    42,840
                                                                                                                   -----------
                                    Total Retailing                                                                $   172,088
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Food & Staples Retailing - 0.5%
                                    Drug Retail - 0.3%
            37,776                  CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                 $    42,297
            69,815                  CVS Pass-Through Trust, 6.036%, 12/10/28                                            78,269
                                                                                                                   -----------
                                                                                                                   $   120,566
                                                                                                                   -----------
                                    Food Retail - 0.2%
           119,000                  C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                              $   114,835
                                                                                                                   -----------
                                    Total Food & Staples Retailing                                                 $   235,401
                                                                                                                   -----------
                                    Food, Beverage & Tobacco - 1.5%
                                    Brewers - 0.1%
            50,000         2.14     Anheuser-Busch InBev Finance, Inc., Floating Rate Note, 2/1/21                 $    50,879
                                                                                                                   -----------
                                    Packaged Foods & Meats - 1.1%
EUR        100,000                  Darling Global Finance BV, 4.75%, 5/30/22 (144A)                               $   111,508
            65,000                  Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                                           66,300
            70,000                  JBS USA LUX SA, 5.75%, 6/15/25 (144A)                                               70,875
           200,000                  Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                                       210,750
            30,000                  Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                           28,725
                                                                                                                   -----------
                                                                                                                   $   488,158
                                                                                                                   -----------
                                    Tobacco - 0.3%
            35,000                  Alliance One International Inc., 8.5%, 4/15/21                                 $    35,525
            40,000                  Alliance One International, Inc., 9.875%, 7/15/21                                   34,300
            75,000                  Reynolds American, Inc., 4.45%, 6/12/25                                             79,186
                                                                                                                   -----------
                                                                                                                   $   149,011
                                                                                                                   -----------
                                    Total Food, Beverage & Tobacco                                                 $   688,048
                                                                                                                   -----------
                                    Health Care Equipment & Services - 1.7%
                                    Health Care Supplies - 0.2%
            75,000                  Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                            $    77,250
                                                                                                                   -----------
                                    Health Care Services - 0.2%
            50,000                  MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                            $    51,500
            35,000                  RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                 34,912
                                                                                                                   -----------
                                                                                                                   $    86,412
                                                                                                                   -----------
                                    Health Care Facilities - 0.6%
            25,000                  CHS, 6.875%, 2/1/22                                                            $    17,375
            25,000                  HCA, Inc., 5.875%, 5/1/23                                                           26,562
            25,000                  Kindred Healthcare Inc., 6.375%, 4/15/22                                            22,312
            50,000                  Kindred Healthcare, Inc., 8.0%, 1/15/20                                             49,750
            50,000                  NYU Hospitals Center, 4.428%, 7/1/42                                                47,794
           124,000                  Universal Hospital Services, Inc., 7.625%, 8/15/20                                 122,760
                                                                                                                   -----------
                                                                                                                   $   286,553
                                                                                                                   -----------
                                    Managed Health Care - 0.7%
            30,000                  Centene Corp., 4.75%, 5/15/22                                                  $    30,300
            40,000                  Centene Corp., 5.625%, 2/15/21                                                      42,056
            25,000                  Centene Corp., 6.125%, 2/15/24                                                      26,344

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Managed Health Care - (continued)
           115,000                  Molina Healthcare, Inc., 5.375%, 11/15/22                                      $   116,725
            95,000                  WellCare Health Plans, Inc., 5.75%, 11/15/20                                        97,612
                                                                                                                   -----------
                                                                                                                   $   313,037
                                                                                                                   -----------
                                    Total Health Care Equipment & Services                                         $   763,252
                                                                                                                   -----------
                                    Pharmaceuticals, Biotechnology & Life Sciences - 0.9%
                                    Biotechnology - 0.2%
            25,000                  AbbVie, Inc., 2.85%, 5/14/23                                                   $    24,252
            85,000                  AbbVie, Inc., 3.2%, 5/14/26                                                         80,871
                                                                                                                   -----------
                                                                                                                   $   105,123
                                                                                                                   -----------
                                    Pharmaceuticals - 0.7%
           121,000                  Endo Finance LLC, 5.375%, 1/15/23 (144A)                                       $   102,548
            25,000                  Endo Finance LLC, 5.75%, 1/15/22 (144A)                                             22,062
           110,000                  Mylan NV, 3.95%, 6/15/26 (144A)                                                    102,943
           105,000                  Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)                 79,275
                                                                                                                   -----------
                                                                                                                   $   306,828
                                                                                                                   -----------
                                    Total Pharmaceuticals, Biotechnology & Life Sciences                           $   411,951
                                                                                                                   -----------
                                    Banks - 4.9%
                                    Diversified Banks - 4.9%
INR      3,150,000                  Asian Development Bank, 6.2%, 10/6/26                                          $    47,173
INR      2,460,000                  Asian Development Bank, 6.45%, 8/8/21                                               37,334
           100,000         7.38     Banco Continental SA via Continental Trustees Cayman, Ltd., Floating Rate Note,
                                    10/7/40 (144A)                                                                     108,750
            65,000         6.88     Banco de Credito del Peru Panama, Floating Rate Note, 9/16/26 (144A)                72,410
           200,000                  Barclays Plc, 4.375%, 1/12/26                                                      202,564
           150,000                  BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                     151,125
           200,000         7.62     BNP Paribas SA, Floating Rate Note, (Perpetual) (144A)                             211,020
            48,000         5.95     Citigroup, Inc., Floating Rate Note (Perpetual)                                     48,660
           119,000         6.25     Citigroup, Inc., Floating Rate Note, (Perpetual)                                   122,451
            50,000         5.90     Citigroup, Inc., Floating Rate Note, (Perpetual)                                    50,562
           200,000         7.88     Credit Agricole SA, Floating Rate Note, (Perpetual) (144A)                         202,018
           125,000                  Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                          126,108
INR      1,150,000                  Inter-American Development Bank, 6.0%, 9/5/17                                       16,923
NZD        380,000                  International Bank for Reconstruction & Development, 3.5%, 1/22/21                 264,672
NZD         75,000                  International Bank for Reconstruction & Development, 4.625%, 10/6/21                54,517
INR      2,150,000                  International Bank for Reconstruction & Development, 5.75%, 10/28/19                31,714
           200,000                  Nordea Bank AB, 4.25%, 9/21/22 (144A)                                              208,339
           200,000         8.62     Royal Bank of Scotland Group Plc, Floating Rate Note, (Perpetual)                  204,000
            60,000         4.50     Scotiabank Peru SAA, Floating Rate Note, 12/13/27 (144A)                            59,856
                                                                                                                   -----------
                                                                                                                   $ 2,220,196
                                                                                                                   -----------
                                    Total Banks                                                                    $ 2,220,196
                                                                                                                   -----------
                                    Diversified Financials - 5.4%
                                    Other Diversified Financial Services - 1.8%
           140,000                  Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                        $   138,522
IDR  3,880,000,000                  European Bank for Reconstruction & Development, 7.375%, 4/15/19                    281,366

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Other Diversified Financial Services - (continued)
IDR  2,300,000,000                  European Investment Bank, 7.2%, 7/9/19 (144A)                                  $   164,973
NZD        100,000                  JPMorgan Chase & Co., 4.25%, 11/2/18                                                70,222
           130,000         6.75     JPMorgan Chase & Co., Floating Rate Note, (Perpetual)                              140,075
                                                                                                                   -----------
                                                                                                                   $   795,158
                                                                                                                   -----------
                                    Specialized Finance - 0.7%
            71,000                  Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                  $    78,622
           200,000                  Fly Leasing, Ltd., 6.375%, 10/15/21                                                208,000
            35,000                  Nationstar Mortgage LLC, 6.5%, 6/1/22                                               34,825
                                                                                                                   -----------
                                                                                                                   $   321,447
                                                                                                                   -----------
                                    Consumer Finance - 1.3%
            50,000                  Ally Financial, Inc., 4.625%, 5/19/22                                          $    50,562
            84,000                  Ally Financial, Inc., 5.75%, 11/20/25                                               83,790
           125,000                  Capital One Financial Corp., 3.75%, 7/28/26                                        121,174
INR     16,780,000                  International Finance Corp., 6.3%, 11/25/24                                        251,512
INR      5,700,000                  International Finance Corp., 8.25%, 6/10/21                                         91,691
                                                                                                                   -----------
                                                                                                                   $   598,729
                                                                                                                   -----------
                                    Asset Management & Custody Banks - 0.8%
            90,000                  Blackstone Holdings Finance Co. LLC, 6.25%, 8/15/42 (144A)                     $   102,975
           165,000                  KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                                  165,617
            65,000                  Legg Mason, Inc., 4.75%, 3/15/26                                                    67,279
                                                                                                                   -----------
                                                                                                                   $   335,871
                                                                                                                   -----------
                                    Investment Banking & Brokerage - 0.4%
           135,000                  Morgan Stanley, 4.1%, 5/22/23                                                  $   138,580
            25,000         5.55     Morgan Stanley, Floating Rate Note, (Perpetual)                                     25,281
                                                                                                                   -----------
                                                                                                                   $   163,861
                                                                                                                   -----------
                                    Diversified Capital Markets - 0.4%
           175,000                  Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                    $   189,598
                                                                                                                   -----------
                                    Total Diversified Financials                                                   $ 2,404,664
                                                                                                                   -----------
                                    Insurance - 2.0%
                                    Insurance Brokers - 0.3%
           110,000                  Brown & Brown, Inc., 4.2%, 9/15/24                                             $   110,812
                                                                                                                   -----------
                                    Life & Health Insurance - 0.6%
           110,000         5.88     Prudential Financial, Inc., Floating Rate Note, 9/15/42                        $   115,362
           125,000                  Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)        162,216
                                                                                                                   -----------
                                                                                                                   $   277,578
                                                                                                                   -----------
                                    Multi-line Insurance - 0.7%
            85,000                  AXA SA, 8.6%, 12/15/30                                                         $   116,875
           200,000                  Liberty Mutual Group, Inc., 4.85%, 8/1/44 (144A)                                   197,238
                                                                                                                   -----------
                                                                                                                   $   314,113
                                                                                                                   -----------
                                    Property & Casualty Insurance - 0.3%
            55,000                  Delphi Financial Group, Inc., 7.875%, 1/31/20                                  $    61,790
            75,000                  The Hanover Insurance Group, Inc., 4.5%, 4/15/26                                    75,365
                                                                                                                   -----------
                                                                                                                   $   137,155
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Reinsurance - 0.1%
            40,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d) (f)                          $       232
            40,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d) (f)                               42,064
                                                                                                                   -----------
                                                                                                                   $    42,296
                                                                                                                   -----------
                                    Total Insurance                                                                $   881,954
                                                                                                                   -----------
                                    Technology Hardware & Equipment - 0.9%
                                    Communications Equipment - 0.1%
            50,000                  Brocade Communications Systems, Inc., 4.625%, 1/15/23                          $    49,500
                                                                                                                   -----------
                                    Technology Hardware, Storage & Peripherals - 0.3%
            80,000                  NCR Corp., 5.0%, 7/15/22                                                       $    81,600
            30,000                  NCR Corp., 6.375%, 12/15/23                                                         32,250
                                                                                                                   -----------
                                                                                                                   $   113,850
                                                                                                                   -----------
                                    Electronic Components - 0.2%
EUR        100,000                  Belden, Inc., 5.5%, 4/15/23                                                    $   112,640
                                                                                                                   -----------
                                    Electronic Manufacturing Services - 0.3%
            25,000                  Flex, Ltd., 4.75%, 6/15/25                                                     $    26,451
           100,000                  Flex, Ltd., 5.0%, 2/15/23                                                          106,651
                                                                                                                   -----------
                                                                                                                   $   133,102
                                                                                                                   -----------
                                    Total Technology Hardware & Equipment                                          $   409,092
                                                                                                                   -----------
                                    Semiconductors & Semiconductor Equipment - 0.3%
                                    Semiconductors - 0.3%
            90,000                  Micron Technology, Inc., 5.25%, 8/1/23 (144A)                                  $    90,338
            50,000                  Micron Technology, Inc., 5.875%, 2/15/22                                            52,125
                                                                                                                   -----------
                                                                                                                   $   142,463
                                                                                                                   -----------
                                    Total Semiconductors & Semiconductor Equipment                                 $   142,463
                                                                                                                   -----------
                                    Telecommunication Services - 2.1%
                                    Integrated Telecommunication Services - 1.9%
           129,000                  AT&T, Inc., 3.95%, 1/15/25                                                     $   129,223
            50,000                  AT&T, Inc., 4.75%, 5/15/46                                                          47,371
            50,000                  CenturyLink, Inc., 6.45%, 6/15/21                                                   52,625
            50,000                  CenturyLink, Inc., 7.6%, 9/15/39                                                    43,625
           112,000                  Frontier Communications Corp., 8.5%, 4/15/20                                       117,600
            25,000                  Frontier Communications Corp., 8.75%, 4/15/22                                       24,750
           100,000                  GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)                               97,454
            75,000                  Telefonica Emisiones SAU, 6.221%, 7/3/17                                            76,683
            25,000                  Unison Ground Lease Funding LLC, 2.981%, 3/16/43 (144A)                             24,459
           141,000                  Verizon Communications, Inc., 6.55%, 9/15/43                                       176,106
            80,000                  Windstream Services LLC, 6.375%, 8/1/23                                             71,400
                                                                                                                   -----------
                                                                                                                   $   861,296
                                                                                                                   -----------
                                    Wireless Telecommunication Services - 0.2%
            25,000                  Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)                                $    25,413
            50,000                  Sprint Corp., 7.25%, 9/15/21                                                        53,125
                                                                                                                   -----------
                                                                                                                   $    78,538
                                                                                                                   -----------
                                    Total Telecommunication Services                                               $   939,834
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Utilities - 2.3%
                                    Electric Utilities - 1.6%
EUR        100,000                  ContourGlobal Power Holdings SA, 5.125%, 6/15/21 (144A)                        $   110,270
           125,000                  Electricite de France SA, 6.0%, 1/22/14 (144A)                                     121,276
           100,000         5.25     Electricite de France SA, Floating Rate Note (Perpetual) (144A)                     94,000
            65,000                  Iberdrola International BV, 6.75%, 7/15/36                                          79,500
           100,000         6.25     Southern California Edison Co., Floating Rate Note (Perpetual)                     110,875
            95,000                  Talen Energy Supply LLC, 6.5%, 6/1/25                                               73,388
            40,000                  TerraForm Power, 9.75%, 8/15/22 (144A)                                              42,700
            83,000                  West Penn Power Co., 5.95%, 12/15/17 (144A)                                         86,194
                                                                                                                   -----------
                                                                                                                   $   718,203
                                                                                                                   -----------
                                    Gas Utilities - 0.0%+
            16,000                  DCP Midstream Operating LP, 5.6%, 4/1/44                                       $    14,600
                                                                                                                   -----------
                                    Multi-Utilities - 0.4%
           100,000                  Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                     $   104,906
            53,759                  Ormat Funding Corp., 8.25%, 12/30/20                                                53,222
                                                                                                                   -----------
                                                                                                                   $   158,128
                                                                                                                   -----------
                                    Independent Power Producers & Energy Traders - 0.3%
            70,858                  Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                   $    77,311
            40,000                  NRG Energy, Inc., 6.625%, 1/15/27 (144A)                                            37,800
            25,000                  NRG Energy, Inc., 7.25%, 5/15/26 (144A)                                             24,875
            12,000                  NRG Energy, Inc., 7.875%, 5/15/21                                                   12,510
                                                                                                                   -----------
                                                                                                                   $   152,496
                                                                                                                   -----------
                                    Total Utilities                                                                $ 1,043,427
                                                                                                                   -----------
                                    Real Estate - 1.3%
                                    Diversified REIT - 0.1%
            35,000                  DCT Industrial Operating Partnership LP, 4.5%, 10/15/23                        $    35,526
            25,000                  Duke Realty LP, 3.25%, 6/30/26                                                      24,177
                                                                                                                   -----------
                                                                                                                   $    59,703
                                                                                                                   -----------
                                    Office REIT - 0.4%
            75,000                  Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                          $    74,827
            25,000                  Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                               24,889
            20,000                  Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                 21,159
            70,000                  Highwoods Realty LP, 3.625%, 1/15/23                                                69,219
                                                                                                                   -----------
                                                                                                                   $   190,094
                                                                                                                   -----------
                                    Health Care REIT - 0.2%
            75,000                  Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                          $    71,672
                                                                                                                   -----------
                                    Residential REIT - 0.4%
           175,000                  UDR, Inc., 4.0%, 10/1/25                                                       $   179,129
                                                                                                                   -----------
                                    Specialized REIT - 0.2%
            75,000                  Equinix, Inc., 5.75%, 1/1/25                                                   $    78,375
                                                                                                                   -----------
                                    Total Real Estate                                                              $   578,973
                                                                                                                   -----------
                                    TOTAL CORPORATE BONDS
                                    (Cost $17,357,957)                                                             $17,758,459
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.6%
           215,000                  Fannie Mae, 3.0%, 1/18/17 (TBA)                                                $   213,584
            39,643                  Fannie Mae, 3.0%, 10/1/30                                                           40,747
           113,584                  Fannie Mae, 3.0%, 10/1/46                                                          112,960
           119,604                  Fannie Mae, 3.0%, 11/1/46                                                          118,948
            66,560                  Fannie Mae, 3.0%, 5/1/31                                                            68,505
           126,473                  Fannie Mae, 3.0%, 5/1/43                                                           126,437
            24,426                  Fannie Mae, 3.0%, 5/1/46                                                            24,336
            59,192                  Fannie Mae, 3.0%, 9/1/46                                                            58,867
            75,991                  Fannie Mae, 3.5%, 1/1/46                                                            77,945
         1,090,000                  Fannie Mae, 3.5%, 1/18/17 (TBA)                                                  1,117,165
            24,902                  Fannie Mae, 3.5%, 10/1/46                                                           25,578
            24,928                  Fannie Mae, 3.5%, 10/1/46                                                           25,581
            62,862                  Fannie Mae, 3.5%, 12/1/25                                                           65,563
            97,783                  Fannie Mae, 3.5%, 12/1/25                                                          102,014
            34,412                  Fannie Mae, 3.5%, 12/1/42                                                           35,493
           100,343                  Fannie Mae, 3.5%, 2/1/44                                                           102,912
            42,673                  Fannie Mae, 3.5%, 2/1/46                                                            43,768
            23,162                  Fannie Mae, 3.5%, 3/1/46                                                            23,760
           111,880                  Fannie Mae, 3.5%, 4/1/45                                                           114,754
            54,432                  Fannie Mae, 3.5%, 4/1/46                                                            55,830
            47,682                  Fannie Mae, 3.5%, 5/1/46                                                            49,063
            70,223                  Fannie Mae, 3.5%, 6/1/42                                                            72,433
           145,849                  Fannie Mae, 3.5%, 7/1/46                                                           149,627
           108,040                  Fannie Mae, 3.5%, 8/1/46                                                           110,838
           107,916                  Fannie Mae, 3.5%, 9/1/46                                                           110,712
            50,294                  Fannie Mae, 4.0%, 1/1/42                                                            52,910
            16,228                  Fannie Mae, 4.0%, 1/1/42                                                            17,084
           210,000                  Fannie Mae, 4.0%, 1/18/17 (TBA)                                                    220,775
            72,098                  Fannie Mae, 4.0%, 10/1/45                                                           75,852
            32,700                  Fannie Mae, 4.0%, 10/1/45                                                           34,403
            11,486                  Fannie Mae, 4.0%, 11/1/41                                                           12,078
            48,684                  Fannie Mae, 4.0%, 11/1/43                                                           51,452
            36,454                  Fannie Mae, 4.0%, 11/1/43                                                           38,526
            42,779                  Fannie Mae, 4.0%, 11/1/45                                                           45,004
            11,984                  Fannie Mae, 4.0%, 12/1/40                                                           12,741
            18,783                  Fannie Mae, 4.0%, 12/1/41                                                           19,836
            35,530                  Fannie Mae, 4.0%, 2/1/42                                                            37,491
            20,155                  Fannie Mae, 4.0%, 3/1/42                                                            21,301
            41,923                  Fannie Mae, 4.0%, 4/1/42                                                            44,272
            83,454                  Fannie Mae, 4.0%, 5/1/46                                                            87,812
            84,679                  Fannie Mae, 4.0%, 6/1/46                                                            89,107
            89,139                  Fannie Mae, 4.0%, 7/1/42                                                            94,371
            39,129                  Fannie Mae, 4.0%, 7/1/44                                                            41,141
            86,838                  Fannie Mae, 4.0%, 7/1/46                                                            91,383
           277,454                  Fannie Mae, 4.0%, 8/1/42                                                           293,056
            81,145                  Fannie Mae, 4.0%, 8/1/44                                                            85,347
            88,412                  Fannie Mae, 4.0%, 8/1/46                                                            93,039

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
            83,029                  Fannie Mae, 4.0%, 8/1/46                                                       $    87,375
            98,487                  Fannie Mae, 4.5%, 11/1/40                                                          106,133
            39,324                  Fannie Mae, 4.5%, 12/1/41                                                           42,475
           137,059                  Fannie Mae, 4.5%, 6/1/44                                                           148,009
            20,159                  Fannie Mae, 4.5%, 7/1/41                                                            21,746
           338,506                  Fannie Mae, 4.5%, 8/1/40                                                           364,903
            40,908                  Fannie Mae, 5.0%, 1/1/39                                                            44,539
            10,055                  Fannie Mae, 5.0%, 6/1/40                                                            10,980
               245                  Fannie Mae, 6.0%, 3/1/32                                                               280
            49,635                  Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                     50,981
           102,136                  Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                    102,094
            19,699                  Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                      19,675
            73,387                  Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                      72,993
            49,453                  Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                      49,156
            32,403                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                     33,373
            38,235                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                     40,203
            85,939                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                     88,170
            53,597                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                      54,928
            84,259                  Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                      86,379
           126,798                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                     130,258
            99,064                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                     104,059
            31,969                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                     33,594
            75,251                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                     79,087
            19,331                  Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                      20,424
            76,555                  Federal Home Loan Mortgage Corp., 4.0%, 3/1/46                                      80,461
            72,098                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                      75,722
            43,900                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                      46,190
            54,593                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                      57,352
            18,711                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                      19,726
            20,411                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                      21,556
             9,296                  Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                     10,119
            30,238                  Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                     33,085
               493                  Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                         540
             1,974                  Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                       2,148
            18,578                  Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                      20,742
            62,046                  Federal National Mortgage Association, 3.5%, 7/1/46                                 63,652
            28,215                  Federal National Mortgage Association, 4.0%, 12/1/19                                29,057
           445,000                  Government National Mortgage Association I, 3.5%, 1/24/17 (TBA)                    462,712
            30,469                  Government National Mortgage Association I, 3.5%, 7/15/42                           31,781
             7,104                  Government National Mortgage Association I, 4.0%, 12/15/41                           7,552
            19,930                  Government National Mortgage Association I, 4.0%, 3/15/44                           21,167
           337,036                  Government National Mortgage Association I, 4.0%, 4/15/42                          357,895
            69,840                  Government National Mortgage Association I, 4.0%, 8/15/43                           75,896
            45,170                  Government National Mortgage Association I, 4.0%, 9/15/44                           47,977
            36,054                  Government National Mortgage Association I, 4.5%, 1/15/40                           39,455
            79,755                  Government National Mortgage Association I, 4.5%, 3/15/40                           86,606

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
            17,114                  Government National Mortgage Association I, 4.5%, 4/15/35                      $    18,650
            27,414                  Government National Mortgage Association I, 4.5%, 7/15/41                           29,689
             8,943                  Government National Mortgage Association I, 4.5%, 9/15/33                            9,822
            30,015                  Government National Mortgage Association I, 4.5%, 9/15/40                           32,684
             5,917                  Government National Mortgage Association I, 5.0%, 4/15/35                            6,612
             6,399                  Government National Mortgage Association I, 5.5%, 1/15/34                            7,221
             9,775                  Government National Mortgage Association I, 5.5%, 4/15/34                           11,112
             9,682                  Government National Mortgage Association I, 5.5%, 6/15/35                           10,804
             2,824                  Government National Mortgage Association I, 5.5%, 7/15/34                            3,178
             1,824                  Government National Mortgage Association I, 6.0%, 10/15/33                           2,119
               982                  Government National Mortgage Association I, 6.0%, 2/15/33                            1,139
             2,402                  Government National Mortgage Association I, 6.0%, 3/15/33                            2,723
             1,555                  Government National Mortgage Association I, 6.0%, 3/15/33                            1,801
                76                  Government National Mortgage Association I, 6.0%, 6/15/17                               76
               287                  Government National Mortgage Association I, 6.0%, 6/15/33                              326
             2,385                  Government National Mortgage Association I, 6.0%, 6/15/33                            2,742
             1,940                  Government National Mortgage Association I, 6.0%, 7/15/33                            2,234
             2,036                  Government National Mortgage Association I, 6.0%, 7/15/33                            2,352
             1,241                  Government National Mortgage Association I, 6.0%, 8/15/19                            1,280
             9,880                  Government National Mortgage Association I, 6.0%, 8/15/34                           11,263
             3,337                  Government National Mortgage Association I, 6.0%, 9/15/33                            3,786
             1,152                  Government National Mortgage Association I, 6.0%, 9/15/33                            1,325
             1,247                  Government National Mortgage Association I, 6.5%, 1/15/30                            1,425
               833                  Government National Mortgage Association I, 6.5%, 11/15/32                             981
               564                  Government National Mortgage Association I, 6.5%, 2/15/32                              654
             1,547                  Government National Mortgage Association I, 6.5%, 3/15/29                            1,767
               589                  Government National Mortgage Association I, 6.5%, 3/15/32                              688
               102                  Government National Mortgage Association I, 7.0%, 3/15/31                              106
            48,845                  Government National Mortgage Association II, 3.0%, 8/20/46                          49,527
           108,767                  Government National Mortgage Association II, 3.0%, 9/20/46                         110,286
            17,124                  Government National Mortgage Association II, 3.5%, 3/20/45                          17,830
            24,191                  Government National Mortgage Association II, 3.5%, 3/20/46                          25,303
            19,624                  Government National Mortgage Association II, 3.5%, 4/20/45                          20,421
            21,775                  Government National Mortgage Association II, 3.5%, 4/20/45                          22,696
            75,595                  Government National Mortgage Association II, 3.5%, 8/20/45                          78,664
           120,498                  Government National Mortgage Association II, 4.0%, 10/20/46                        128,125
            65,436                  Government National Mortgage Association II, 4.0%, 9/20/44                          69,550
            18,667                  Government National Mortgage Association II, 4.5%, 9/20/41                          20,120
             4,605                  Government National Mortgage Association II, 5.5%, 3/20/34                           5,287
             7,749                  Government National Mortgage Association II, 6.0%, 11/20/33                          8,996
         1,200,000                  U.S. Treasury Bills, 1/19/17 (c)                                                 1,199,793
           565,000                  U.S. Treasury Bills, 2/2/17 (c)                                                    564,801
           852,020                  U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                              801,700
           642,720                  U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                               645,436
                                                                                                                   -----------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $11,973,532)                                                             $11,926,700
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    FOREIGN GOVERNMENT BONDS - 3.9%
           200,000                  Africa Finance Corp., 4.375%, 4/29/20 (144A)                                   $   204,700
BRL        375,000                  Brazilian Government International Bond, 10.25%, 1/10/28                           106,721
           250,000                  City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                                255,625
GHS        270,000                  Ghana Government Bond, 24.5%, 4/22/19                                               66,883
GHS        170,000                  Ghana Government Bond, 24.75%, 7/19/21                                              46,372
MXN        550,000                  Mexican Bonos, 6.5%, 6/9/22                                                         25,754
MXN        520,000                  Mexican Bonos, 7.5%, 6/3/27                                                         25,099
MXN      2,782,165                  Mexican Udibonos, 2.0%, 6/9/22                                                     130,131
MXN      1,669,299                  Mexican Udibonos, 3.5%, 12/14/17                                                    82,493
NZD        305,000                  New Zealand Government Bond, 4.5%, 4/15/27                                         232,590
NOK        750,000                  Norway Government Bond, 2.0%, 5/24/23                                               90,155
NOK      1,250,000                  Norway Government Bond, 4.5%, 5/22/19                                              157,536
AUD        135,000                  Queensland Treasury Corp., 5.5%, 6/21/21                                           109,639
           150,000                  Republic of Argentina Government Bond, 6.625%, 7/6/28                              147,045
RON        220,000                  Romania Government Bond, 5.85%, 4/26/23                                             58,810
RON         90,000                  Romania Government Bond, 5.95%, 6/11/21                                             23,867
                                                                                                                   -----------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $2,044,481)                                                              $ 1,763,420
                                                                                                                   -----------
                                    MUNICIPAL BONDS - 2.4% (g)
                                    Municipal Development - 0.4%
            60,000         5.90     Brazos Harbor Industrial Development Corp., Floating Rate Note, 5/1/38         $    62,581
           100,000                  New Jersey Economic Development Authority, 2/15/18 (c)                              97,691
                                                                                                                   -----------
                                                                                                                   $   160,272
                                                                                                                   -----------
                                    Municipal Education - 0.0%+
            10,000                  Amherst College, 3.794%, 11/1/42                                               $     9,676
                                                                                                                   -----------
                                    Municipal General - 0.3%
            90,000                  JobsOhio Beverage System, 3.985%, 1/1/29                                       $    95,042
            25,000                  JobsOhio Beverage System, 4.532%, 1/1/35                                            26,986
                                                                                                                   -----------
                                                                                                                   $   122,028
                                                                                                                   -----------
                                    Higher Municipal Education - 0.4%
            25,000                  Baylor University, 4.313%, 3/1/42                                              $    25,250
            35,000                  California Educational Facilities Authority, 5.0%, 6/1/46                           44,822
            20,000                  Massachusetts Development Finance Agency, Harvard University-Series A,
                                    5.0%, 7/15/40                                                                       25,269
            25,000                  Massachusetts Institute of Technology, 5.6%, 7/1/11                                 30,303
            40,000                  The George Washington University, 1.827%, 9/15/17                                   40,138
                                                                                                                   -----------
                                                                                                                   $   165,782
                                                                                                                   -----------
                                    Municipal Medical - 0.5%
           220,000         0.72     Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41 $   220,000
                                                                                                                   -----------
                                    Municipal Tobacco - 0.7%
            10,000                  Buckeye Tobacco Settlement Financing Authority, 5.75%, 6/1/34                  $     8,638
            65,000                  Buckeye Tobacco Settlement Financing Authority, 5.875%, 6/1/47                      57,033
            27,000                  Buckeye Tobacco Settlement Financing Authority, 6.0%, 6/1/42                        23,494
            35,000                  Golden State Tobacco Securitization Corp., 5.125%, 6/1/47                           30,845

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
     Amount ($)(m)   (unaudited)                                                                                         Value
                                    Municipal Tobacco - (continued)
            10,000                  Michigan Tobacco Settlement Finance Authority, 6.0%, 6/1/48                    $     8,854
           190,000                  Tobacco Settlement Financing Corp. New Jersey, 5.0%, 6/1/41                        165,296
            10,000                  Tobacco Settlement Financing Corp. Virginia, 5.0%, 6/1/47                            8,513
                                                                                                                   -----------
                                                                                                                   $   302,673
                                                                                                                   -----------
                                    Municipal Transportation - 0.0%+
            15,000                  Port Authority of New York & New Jersey, 4.458%, 10/1/62                       $    15,050
                                                                                                                   -----------
                                    Municipal Obligation - 0.1%
           100,000                  Commonwealth of Puerto Rico, 8.0%, 7/1/35 (e) (h)                              $    67,375
                                                                                                                   -----------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $1,041,395)                                                              $ 1,062,856
                                                                                                                   -----------
                                    SENIOR FLOATING RATE LOAN INTERESTS - 8.7%**
                                    Materials - 0.7%
                                    Specialty Chemicals - 0.3%
            50,254         3.25     Axalta Coating Systems US Holdings, Inc., Refinanced Term B Loan, 2/1/20       $    50,649
            50,000         2.88     WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                                         50,362
                                                                                                                   -----------
                                                                                                                   $   101,011
                                                                                                                   -----------
                                    Metal & Glass Containers - 0.1%
            49,622         4.50     Tekni-Plex, Inc., Tranche B-1 Term Loan (First Lien), 4/15/22                  $    49,703
                                                                                                                   -----------
                                    Paper Packaging - 0.2%
            98,980         4.50     Coveris Holdings SA, USD Term Loan, 4/14/19                                    $    99,660
                                                                                                                   -----------
                                    Paper Products - 0.1%
            47,254         6.25     Appvion, Inc., Term Commitment, 6/28/19                                        $    45,718
                                                                                                                   -----------
                                    Total Materials                                                                $   296,092
                                                                                                                   -----------
                                    Capital Goods - 0.8%
                                    Aerospace & Defense - 0.2%
            34,349         3.50     DigitalGlobe, Inc., Term Loan, 12/22/23                                        $    34,649
            49,737         5.75     The SI Organization, Inc., Term Loan (First Lien), 11/19/19                         50,390
                                                                                                                   -----------
                                                                                                                   $    85,039
                                                                                                                   -----------
                                    Building Products - 0.3%
           122,895         4.25     Unifrax Corp., New Term B Loan, 12/31/19                                       $   122,703
                                                                                                                   -----------
                                    Electrical Components & Equipment - 0.1%
            50,000         3.25     Southwire Co., Term Loan, 1/31/21                                              $    50,333
                                                                                                                   -----------
                                    Construction & Farm Machinery & Heavy Trucks - 0.1%
            34,650         6.50     Navistar, Inc., Tranche B Term Loan, 8/17/17                                   $    35,148
                                                                                                                   -----------
                                    Trading Companies & Distributors - 0.1%
            62,095         3.75     WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                           $    62,289
                                                                                                                   -----------
                                    Total Capital Goods                                                            $   355,512
                                                                                                                   -----------
                                    Commercial Services & Supplies - 0.1%
                                    Human Resource & Employment Services - 0.1%
            46,393         3.52     On Assignment, Inc., Tranche B-1 Term Loan, 6/5/22                             $    47,002
                                                                                                                   -----------
                                    Total Commercial Services & Supplies                                           $    47,002
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Automobiles & Components - 1.0%
                                    Auto Parts & Equipment - 0.8%
           135,380         4.75     Federal-Mogul Corporation, Tranche C Term, 4/15/21                             $   134,280
            99,320         4.50     TI Group Automotive Systems LLC, Initial US Term Loan, 6/25/22                     100,809
           123,969         4.00     Tower Automotive Holdings USA LLC, Initial Term Loan (2014), 4/23/20               124,434
                                                                                                                   -----------
                                                                                                                   $   359,523
                                                                                                                   -----------
                                    Automobile Manufacturers - 0.2%
            83,921         3.50     Chrysler Group LLC, Term Loan B, 5/24/17                                       $    84,246
                                                                                                                   -----------
                                    Total Automobiles & Components                                                 $   443,769
                                                                                                                   -----------
                                    Consumer Services - 0.8%
                                    Casinos & Gaming - 0.0%+
            27,542         3.84     Pinnacle Entertainment, Inc., Term Loan (First Lien), 3/30/23                  $    27,725
                                                                                                                   -----------
                                    Leisure Facilities - 0.3%
            48,813         6.00     L.A. Fitness International, LLC, Tranche B Term Loan (First Lien), 4/25/20     $    48,929
            85,763         3.09     Six Flags Theme Parks, Inc., Tranche B Term Loan, 6/30/22                           86,608
                                                                                                                   -----------
                                                                                                                   $   135,537
                                                                                                                   -----------
                                    Restaurants - 0.2%
            85,964         3.75     Burger King BC ULC, Term B-2 Loan, 12/12/21                                    $    86,806
                                                                                                                   -----------
                                    Education Services - 0.1%
            49,622         4.00     Houghton Mifflin Harcourt Publishers, Inc., Term Loan, 5/11/21                 $    47,389
                                                                                                                   -----------
                                    Specialized Consumer Services - 0.2%
            74,437         5.25     Kindercare Education LLC, Term B-1 Loan, 8/13/22                               $    75,212
                                                                                                                   -----------
                                    Total Consumer Services                                                        $   372,669
                                                                                                                   -----------
                                    Media - 0.4%
                                    Broadcasting - 0.2%
            74,433         3.52     Sinclair Television Group, Incremental Loan, 7/30/21                           $    74,782
                                                                                                                   -----------
                                    Cable & Satellite - 0.1%
            48,250         3.25     MCC Iowa LLC, Tranche H Term Loan, 1/29/21                                     $    48,597
                                                                                                                   -----------
                                    Movies & Entertainment - 0.1%
            36,364         3.49     Kasima LLC, Term Loan, 5/17/21                                                 $    36,636
            17,035         3.75     Rovi Solutions Corp., Term B Loan, 7/2/21                                           17,191
                                                                                                                   -----------
                                                                                                                   $    53,827
                                                                                                                   -----------
                                    Total Media                                                                    $   177,206
                                                                                                                   -----------
                                    Retailing - 0.1%
                                    Home Improvement Retail - 0.1%
            49,613         4.50     Apex Tool Group LLC, Term Loan, 2/1/20                                         $    49,076
                                                                                                                   -----------
                                    Total Retailing                                                                $    49,076
                                                                                                                   -----------
                                    Household & Personal Products - 0.1%
                                    Personal Products - 0.1%
            39,900         4.37     Revlon Consumer Products Corp., Initial Term B Loan, 7/22/23                   $    40,329
                                                                                                                   -----------
                                    Total Household & Personal Products                                            $    40,329
                                                                                                                   -----------
                                    Health Care Equipment & Services - 1.3%
                                    Health Care Supplies - 0.3%
           113,382         5.00     Kinetic Concepts, Inc., Dollar Term F Loan, 11/30/20                           $   113,864
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Health Care Services - 0.1%
            49,611         4.25     Alliance HealthCare Services, Inc., Initial Term Loan, 6/3/19                  $    49,115
                                                                                                                   -----------
                                    Health Care Facilities - 0.8%
            26,332         4.16     CHS, Incremental 2018 Term F Loan, 12/31/18                                    $    25,958
            27,717         3.59     CHS, Incremental 2019 Term G Loan, 12/31/19                                         26,916
            50,999         4.00     CHS, Incremental 2021 Term H Loan, 1/27/21                                          49,424
            74,433         4.01     Concentra, Inc., Tranche B Term Loan (First Lien), 5/8/22                           74,867
            74,419         4.50     IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                                         73,953
            98,485         4.25     Kindred Healthcare, Inc., Tranche B Loan (First Lien), 4/10/21                      98,568
            10,943         9.75     MMM Holdings, Inc., Term Loan, 10/9/17 (e)                                          10,779
                                                                                                                   -----------
                                                                                                                   $   360,465
                                                                                                                   -----------
                                    Managed Health Care - 0.0%+
             7,955         9.75     MSO of Puerto Rico, Inc., MSO Term Loan, 12/12/17 (e)                          $     7,836
                                                                                                                   -----------
                                    Health Care Technology - 0.1%
            49,617         3.50     Quintiles IMS, Inc., Term B Dollar Loan, 3/17/21                               $    50,052
                                                                                                                   -----------
                                    Total Health Care Equipment & Services                                         $   581,332
                                                                                                                   -----------
                                    Pharmaceuticals, Biotechnology & Life Sciences - 0.6%
                                    Pharmaceuticals - 0.5%
            99,000         5.25     Concordia Healthcare Corp., Initial Dollar Term Loan, 10/20/21                 $    77,808
           146,867         3.71     Grifols Worldwide Operations USA, Inc., U.S. Tranche B Term Loam, 4/1/21           148,068
                                                                                                                   -----------
                                                                                                                   $   225,876
                                                                                                                   -----------
                                    Life Sciences Tools & Services - 0.1%
            49,623         6.01     Albany Molecular Research, Inc., Term Loan, 7/14/21                            $    50,305
                                                                                                                   -----------
                                    Total Pharmaceuticals, Biotechnology & Life Sciences                           $   276,181
                                                                                                                   -----------
                                    Banks - 0.1%
                                    Thrifts & Mortgage Finance - 0.1%
            50,000         6.00     Ocwen Loan Servicing LLC, Restatement Effective Date Term Loan, 12/5/20        $    50,646
                                                                                                                   -----------
                                    Total Banks                                                                    $    50,646
                                                                                                                   -----------
                                    Diversified Financials - 0.2%
                                    Other Diversified Financial Services - 0.2%
            74,812         4.75     Builders FirstSource, Inc., Initial Term Loan, 7/31/22                         $    75,570
                                                                                                                   -----------
                                    Total Diversified Financials                                                   $    75,570
                                                                                                                   -----------
                                    Insurance - 0.8%
                                    Insurance Brokers - 0.2%
           107,265         4.25     USI Insurance Services LLC, Term B Loan, 12/30/19                              $   107,823
                                                                                                                   -----------
                                    Life & Health Insurance - 0.2%
            99,028         6.75     Integro, Ltd., Initial Term Loan (First Lien), 10/9/22                         $    98,038
                                                                                                                   -----------
                                    Property & Casualty Insurance - 0.4%
           152,748         5.75     Confie Seguros Holding II Co., Term B Loan, 4/13/22                            $   153,798
                                                                                                                   -----------
                                    Total Insurance                                                                $   359,659
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                     Floating
      Principal      Rate (b)
    Amount ($) (m)   (unaudited)                                                                                         Value
                                    Software & Services - 0.2%
                                    Application Software - 0.2%
            49,875         6.25     DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23                              $    49,272
            49,744         3.57     Verint Systems, Inc., Tranche B-2 Term Loan (First Lien), 9/6/19                    50,142
                                                                                                                   -----------
                                                                                                                   $    99,414
                                                                                                                   -----------
                                    Total Software & Services                                                      $    99,414
                                                                                                                   -----------
                                    Telecommunication Services - 0.6%
                                    Integrated Telecommunication Services - 0.3%
            29,991         4.00     Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20                            $    30,144
           122,781         4.68     GCI Holdings, Inc., New Term B Loan (2016), 2/2/22                                 123,011
                                                                                                                   -----------
                                                                                                                   $   153,155
                                                                                                                   -----------
                                    Wireless Telecommunication Services - 0.3%
           117,831         2.75     Virgin Media Bristol LLC, I Facility, 1/31/25                                  $   118,519
                                                                                                                   -----------
                                    Total Telecommunication Services                                               $   271,674
                                                                                                                   -----------
                                    Utilities - 0.5%
                                    Electric Utilities - 0.2%
            68,558         5.84     APLP Holdings LP, Term Loan, 4/12/23                                           $    69,072
                                                                                                                   -----------
                                    Water Utilities - 0.1%
            49,745         4.00     WCA Waste Systems Inc., Term Loan (First Lien), 8/12/23                        $    49,973
                                                                                                                   -----------
                                    Independent Power Producers & Energy Traders - 0.2%
            49,622         3.59     Calpine Corp., Term Loan, 5/28/22                                              $    49,901
            48,024         8.50     TerraForm AP Acquisition Holdings LLC, Term Loan, 6/26/22                           48,265
                                                                                                                   -----------
                                                                                                                   $    98,166
                                                                                                                   -----------
                                    Total Utilities                                                                $   217,211
                                                                                                                   -----------
                                    Real Estate - 0.4%
                                    Hotel & Resort REIT - 0.3%
           114,138         3.50     MGM Growth Properties Operating Partnership LP, Term B Loan, 4/7/23            $   115,154
                                                                                                                   -----------
                                    Retail REIT - 0.1%
            49,622         4.25     DTZ US Borrower LLC, 2015-1 Additional Term Loan (First Lien), 11/4/21         $    49,875
                                                                                                                   -----------
                                    Total Real Estate                                                              $   165,029
                                                                                                                   -----------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $3,838,704)                                                              $ 3,878,371
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

                     Floating
                     Rate (b)
            Shares   (unaudited)                                                                                         Value
                                    CLOSED-END FUNDS - 2.3%
                                    Insurance - 2.3%
                                    Property & Casualty Insurance - 2.3%
           100,530                  Pioneer ILS Interval Fund (i)                                                  $ 1,031,440
                                                                                                                   -----------
                                    Total Diversified Financials                                                   $ 1,031,440
                                                                                                                   -----------
                                    TOTAL CLOSED-END FUNDS
                                    (Cost $1,054,928)                                                              $ 1,031,440
                                                                                                                   -----------

      Principal
    Amount ($) (m)
                                    TEMPORARY CASH INVESTMENTS - 0.5%
                                    Certificates of Deposit - 0.5%
           114,000         1.16     Skandinaviska Enskilda Banken AB New York NY, Floating Rate Note, 2/24/17      $   114,098
           115,000         1.26     Sumitomo Mitsui, Floating Rate Note, 4/3/17                                        115,088
                                                                                                                   -----------
                                                                                                                   $   229,186
                                                                                                                   -----------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $229,000)                                                                $   229,186
                                                                                                                   -----------

        Number of                                                                             Strike   Expiration
        Contracts                   Description                          Counterparty         Price    Date
                                    CALL OPTIONS PURCHASED - 0.0%+
MXN       3,182(j)                  Desarrolladora Homex SAB de CV       Bank of New          $ -(l)   10/23/22    $         -
                                                                         York Mellon Corp
MXN       3,182(k)                  Desarrolladora Homex SAB de CV       Bank of New            -(l)   10/23/22              -
                                                                         York Mellon Corp
                                                                                                                   -----------
                                                                                                                   $         -
                                                                                                                   -----------
                                    TOTAL CALL OPTIONS PURCHASED
                                    (Premiums paid $-)                                                             $         -
                                                                                                                   -----------
                                    TOTAL INVESTMENT IN SECURITIES - 102.0%
                                    (Cost $45,658,267) (a)                                                         $45,790,931
                                                                                                                   -----------
                                    OTHER ASSETS & LIABILITIES - (2.0)%                                             $ (881,102)
                                                                                                                   -----------
                                    NET ASSETS - 100.0%                                                            $44,909,829
                                                                                                                   ===========

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

(TBA)       "To Be Announced" Securities.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2016, the value of these securities amounted to $11,565,517 or 25.8% of net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $45,670,192 was as follows:

             Aggregate gross unrealized appreciation for all investments in
             which there is an excess of value over tax cost                       $ 1,078,177
             Aggregate gross unrealized depreciation for all investments in
             which there is an excess of tax cost over value                          (957,438)
                                                                                   -----------
             Net unrealized appreciation                                           $   120,739
                                                                                   ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At December 31, 2016, the value of these securities amounted to $42,296 or 0.1% of net assets. See Notes to Financial Statements -- Note 1H.

(e)         Security is in default.

(f)         Rate to be determined.

(g)         Consists of Revenue Bonds unless otherwise indicated.

(h)         Represents a General Obligation Bond.

(i)         Affiliated funds managed by Pioneer Investment Management, Inc.

(j) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(k) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
            15.5 Billion.

(l)         Strike price is 1 Mexican Peso (MXN).

(m) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            AUD            Australian Dollar
            BRL            Brazilian Real
            EUR            Euro
            GHS            Ghanaian Cedi
            IDR            Indonesian Rupiah
            INR            Indian Rupee
            MXN            Mexican Peso
            NOK            Norwegian Krone
            NZD            New Zealand Dollar
            RON            Romanian New Leu

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016 were as follows:

                                             Purchases            Sales
            Long-Term U.S. Government        $ 5,750,835          $ 8,664,233
            Other Long-Term Securities        20,211,923           19,206,661

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Portfolios and accounts for which Pioneer Investment Management, Inc. serves as the Porfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended December 31, 2016, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $2,531,733 and $188,043, respectively, which resulted in a net realized gain/loss of $19,297.

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional
Principal ($)(1)                                                                    Credit     Expiration  Premiums    Unrealized
                  Counterparty               Obligation Entity/Index       Coupon   Rating(2)  Date        Received   Appreciation
      50,000      J.P. Morgan Chase Bank NA  Goodyear Tire & Rubber, Inc.    5.00%   BB        12/20/17     $(1,625)       $ 4,062
      75,000      Morgan Stanley Capital     Diamond Offshore Drill Inc.     1.00%   BB+       12/20/19      (2,810)            60
                  Services LLC
                                                                                                            -------        -------
                                                                                                            $(4,435)       $ 4,122
                                                                                                            =======        =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Portfolios's investments. These inputs are summarized in the three broad levels listed below.

Level 1 -  quoted prices in active markets for identical securities.

Level 2 -  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 -  significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                                                                    Level 1      Level 2        Level 3       Total
Convertible Corporate Bonds                                      $       --   $     395,894  $        --  $      395,894
Preferred Stocks                                                     13,513              --           --          13,513
Convertible Preferred Stocks                                        359,811              --           --         359,811
Common Stocks
  Capital Goods
     Construction & Engineering                                          --         155,011           --         155,011
  All Other Common Stocks                                               847              --           --             847
Asset Backed Securities                                                  --       1,455,153           --       1,455,153
Collateralized Mortgage Obligations                                      --       5,760,270           --       5,760,270
Corporate Bonds
  Insurance
     Reinsurance                                                         --              --       42,296          42,296
  All Other Corporate Bonds                                              --      17,716,163           --      17,716,163
U.S. Government and Agency Obligations                                   --      11,926,700           --      11,926,700
Foreign Government Bonds                                                 --       1,763,420           --       1,763,420
Municipal Bonds                                                          --       1,062,856           --       1,062,856
Senior Floating Rate Loan Interests                                      --       3,878,371           --       3,878,371
Closed-End Fund                                                          --       1,031,440           --       1,031,440
Certificates of Deposit                                                  --         229,186           --         229,186
Call Options Purchased                                                   --*             --           --              --
                                                                 ----------   -------------  -----------  --------------
Total                                                            $  374,171   $  45,374,464  $    42,296  $   45,790,931
                                                                 ==========   =============  ===========  ==============
* Securities valued at $0

Other Financial Instruments
Unrealized appreciation on swap contracts                        $       --   $       4,122  $        --  $        4,122
Unrealized appreciation on futures contracts                         39,480              --           --          39,480
Unrealized depreciation on futures contracts                         (1,270)             --           --          (1,270)
Unrealized appreciation on forward foreign currency contracts            --          31,635           --          31,635
Unrealized depreciation on forward foreign currency contracts            --         (31,177)          --         (31,177)
                                                                 ----------   -------------  -----------  --------------
 Total Other Financial Instruments                               $   38,210   $       4,580  $        --  $       42,790
                                                                 ==========   =============  ===========  ==============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                             Corporate
                                                                               Bonds
Balance as of 12/31/15                                                        $ 46,780
Realized gain (loss)(1)                                                            110
Change in unrealized appreciation (depreciation)(2)                             (2,883)
Purchases                                                                       40,000
Sales(3)                                                                       (41,711)
Changes between Level 3**                                                           --
                                                                              --------
Balance as of 12/31/16                                                        $ 42,296
                                                                              ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(3) A portion of this balance represents return of capital on Insurance-Linked Securities.

** Transfers are calculated on the beginning of period values. During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of December 31, 2016                                                $(2,296)
                                                                                 =======

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                                            12/31/16    12/31/15    12/31/14   12/31/13    12/31/12
Class I
Net asset value, beginning of period                         $  9.78     $ 10.28     $ 10.37    $ 10.76     $ 10.24
                                                             -------     -------     -------    -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.38(b)  $  0.27(b)  $  0.33    $  0.43     $  0.48
   Net realized and unrealized gain (loss) on investments       0.35       (0.40)       0.09      (0.31)       0.67
                                                             -------     -------     -------    -------     -------
Net increase (decrease) from investment operations           $  0.73     $ (0.13)    $  0.42    $  0.12     $  1.15
                                                             -------     -------     -------    -------     -------
Distribution to shareowners:
   Net investment income                                     $ (0.35)    $ (0.32)    $ (0.39)   $ (0.45)    $ (0.53)
   Net realized gain                                              --       (0.05)      (0.12)     (0.06)      (0.10)
                                                             -------     -------     -------    -------     -------
Total distributions                                          $ (0.35)    $ (0.37)    $ (0.51)   $ (0.51)    $ (0.63)
                                                             -------     -------     -------    -------     -------
Net increase (decrease) in net asset value                   $  0.38     $ (0.50)    $ (0.09)   $ (0.39)    $  0.52
                                                             -------     -------     -------    -------     -------
Net asset value, end of period                               $ 10.16     $  9.78     $ 10.28    $ 10.37     $ 10.76
                                                             =======     =======     =======    =======     =======
Total return*                                                   7.58%      (1.27)%      3.96%      1.17%      11.43%
Ratio of net expenses to average net assets (a)                 0.75%       1.20%       1.21%      1.23%       1.27%
Ratio of net investment income (loss) to average net assets     3.76%       2.66%       3.22%      3.97%       4.24%
Portfolio turnover rate                                           61%         56%         88%        30%         25%
Net assets, end of period (in thousands)                     $10,890     $11,561     $10,541    $10,243     $10,931
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.17%       1.20%       1.21%      1.23%       1.27%
   Net investment income (loss) to average net assets           3.34%       2.66%       3.22%      3.97%       4.24%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended      Year Ended    Year Ended  Year Ended  Year Ended
                                                               12/31/16        12/31/15      12/31/14    12/31/13    12/31/12
Class II
Net asset value, beginning of period                           $  9.76         $ 10.26       $ 10.35     $ 10.74     $ 10.22
                                                               -------         -------       -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.35(b)      $  0.24(b)    $  0.30     $  0.37     $  0.36
   Net realized and unrealized gain (loss) on investments         0.36           (0.39)         0.09       (0.27)       0.76
                                                               -------         -------       -------     -------     -------
Net increase (decrease) from investment operations             $  0.71         $ (0.15)      $  0.39     $  0.10     $  1.12
                                                               -------         -------       -------     -------     -------
Distribution to shareowners:
   Net investment income                                       $ (0.33)        $ (0.30)      $ (0.36)    $ (0.43)    $ (0.50)
   Net realized gain                                                --           (0.05)        (0.12)      (0.06)      (0.10)
                                                               -------         -------       -------     -------     -------
Total distributions                                            $ (0.33)        $ (0.35)      $ (0.48)    $ (0.49)    $ (0.60)
                                                               -------         -------       -------     -------     -------
Net increase (decrease) in net asset value                     $  0.38         $ (0.50)      $ (0.09)    $ (0.39)    $  0.52
                                                               -------         -------       -------     -------     -------
Net asset value, end of period                                 $ 10.14         $  9.76       $ 10.26     $ 10.35     $ 10.74
                                                               =======         =======       =======     =======     =======
Total return*                                                     7.32%          (1.52)%        3.71%       0.92%      11.18%
Ratio of net expenses to average net assets (a)                   1.00%           1.45%         1.45%       1.47%       1.53%
Ratio of net investment income (loss) to average net assets       3.51%           2.41%         2.96%       3.74%       3.92%
Portfolio turnover rate                                             61%             56%           88%         30%         25%
Net assets, end of period (in thousands)                       $34,020         $34,943       $31,526     $28,261     $25,265
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.42%           1.45%         1.45%       1.47%       1.53%
   Net investment income (loss) to average net assets             3.09%           2.41%         2.96%       3.74%       3.92%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND  LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $44,603,339)        $44,759,491
  Investment in securities of an affiliated issuer, at value (cost $1,054,928)           1,031,440
                                                                                       -----------
     Total investments in securities, at value (cost $45,658,267)                      $45,790,931
  Cash                                                                                     437,013
  Foreign currencies, at value (cost $389,850)                                             375,222
  Restricted cash*                                                                         103,102
  Receivables --
     Investment securities sold                                                          1,246,053
     Portfolio shares sold                                                                  48,770
     Dividends                                                                               1,523
     Interest                                                                              376,014
  Unrealized appreciation on forward foreign currency contracts                             31,635
  Unrealized appreciation on swap contracts                                                  4,122
  Due from Pioneer Investment Management, Inc.                                              19,425
  Other assets                                                                              10,522
                                                                                       -----------
        Total assets                                                                   $48,444,332
                                                                                       -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                                   $ 3,307,258
     Portfolio shares repurchased                                                           53,683
     Futures payable                                                                             3
  Credit default swaps, premiums received                                                    4,435
  Unrealized depreciation on forward foreign currency contracts                             31,177
  Variation margin for futures contracts                                                    11,023
  Due to affiliates                                                                         20,696
  Accrued expenses                                                                         106,228
                                                                                       -----------
         Total liabilities                                                             $ 3,534,503
                                                                                       -----------
NET ASSETS:
  Paid-in capital                                                                      $44,521,155
  Undistributed net investment income                                                      223,382
  Accumulated net realized gain on investments, foreign currency
    transactions, swap contracts and futures contracts                                       6,130
  Net unrealized appreciation on investments                                               132,664
  Net unrealized appreciation on futures contracts                                          38,210
  Unrealized appreciation on swap contracts                                                  4,122
 Net unrealized depreciation on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies                         (15,834)
                                                                                       -----------
        Net assets                                                                     $44,909,829
                                                                                       -----------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $10,890,245/1,071,938 shares)                                     $     10.16
                                                                                       ===========
   Class II (based on $34,019,584/3,354,992 shares)                                    $     10.14
                                                                                       ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Interest                                                                                $1,916,759
  Dividends (including from affiliated issuer of $74,034)                                     99,930
                                                                                          ----------
        Total investment income                                                                           $2,016,689
                                                                                                          ----------
EXPENSES:
  Management fees                                                                         $  282,151
  Distribution fees
     Class II                                                                                 84,047
  Administrative expense                                                                      29,312
  Custodian fees                                                                              64,463
  Professional fees                                                                           58,347
  Printing expense                                                                            23,329
  Fees and expenses of nonaffiliated Trustees                                                  7,088
  Pricing fees                                                                                54,091
  Miscellaneous                                                                                3,124
                                                                                          ----------
     Total expenses                                                                                       $  605,952
                                                                                                          ----------
     Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                        (186,429)
                                                                                                          ----------
     Net operating expenses                                                                                  419,523
                                                                                                          ----------
        Net investment income                                                                             $1,597,166
                                                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                                                          $  242,716
     Swap contracts                                                                           87,326
     Futures contracts                                                                       (97,217)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                    (39,372)     $  193,453
                                                                                          ----------      ----------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated Issuer of ($23,488))                          $1,303,575
     Swap contracts                                                                          (15,847)
     Futures contracts                                                                        (2,299)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                      7,550      $1,292,979
                                                                                          ----------      ----------
  Net realized and unrealized gain (loss) on investments, swap contracts, futures
     contracts and foreign currency transactions                                                          $1,486,432
                                                                                                          ----------
  Net increase in net assets resulting from operations                                                    $3,083,598
                                                                                                          ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Year Ended          Year Ended
                                                                                     12/31/16            12/31/15
FROM OPERATIONS:
Net investment income (loss)                                                       $  1,597,166        $  1,090,513
Net realized gain (loss) on investments, swap contracts, futures contracts
   and foreign currency transactions                                                    193,453            (128,941)
Change in net unrealized appreciation (depreciation) on investments, swap
   contracts, futures contracts and foreign currency transactions                     1,292,979          (1,675,400)
                                                                                   ------------        ------------
         Net increase (decrease) in net assets resulting from operations           $  3,083,598        $   (713,828)
                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.35 and $0.32 per share, respectively)                            $   (389,575)       $   (306,788)
      Class II ($0.33 and $0.30 per share, respectively)                             (1,095,773)         (1,017,954)
Net realized gain:
      Class I ($0.00 and $0.05 per share, respectively)                                      --             (49,967)
      Class II ($0.00 and $0.05 per share, respectively)                                     --            (175,987)
                                                                                   ------------        ------------
         Total distributions to shareowners                                        $ (1,485,348)       $ (1,550,696)
                                                                                   ------------        ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $ 12,687,904        $ 19,504,480
Reinvestment of distributions                                                         1,487,084           1,550,696
Cost of shares repurchased                                                          (17,367,151)        (14,354,502)
                                                                                   ------------        ------------
      Net increase (decrease) in net assets resulting from
         Portfolio share transactions                                              $ (3,192,163)       $  6,700,674
                                                                                   ------------        ------------
      Net increase (decrease) in net assets                                        $ (1,593,913)       $  4,436,150

NET ASSETS:
Beginning of year                                                                  $ 46,503,742        $ 42,067,592
                                                                                   ------------        ------------
End of year                                                                        $ 44,909,829        $ 46,503,742
                                                                                   ============        ============
Undistributed net investment income                                                $    223,382        $    137,794
                                                                                   ============        ============

                                         Year Ended            Year Ended           Year Ended         Year Ended
                                          12/31/16              12/31/16             12/31/15           12/31/15
                                           Shares                Amount               Shares              Amount
CLASS I
Shares sold                                156,407           $  1,565,662              349,812         $  3,434,171
Reinvestment of distributions               38,573                389,931               35,177              356,755
Less shares repurchased                   (305,477)            (3,054,636)            (227,759)          (2,312,414)
                                        ----------           ------------           ----------         ------------
   Net increase (decrease)                (110,497)          $ (1,099,043)             157,230         $  1,478,512
                                        ==========           ============           ==========         ============
CLASS II
Shares sold                              1,095,955           $ 11,122,242            1,581,041         $ 16,070,309
Reinvestment of distributions              108,750              1,097,153              118,140            1,193,941
Less shares repurchased                 (1,431,455)           (14,312,515)          (1,189,678)         (12,042,088)
                                        ----------           ------------           ----------         ------------
   Net increase (decrease)                (226,750)          $ (2,093,120)             509,503         $  5,222,162
                                        ==========           ============           ==========         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close

Pioneer Strategic Income VCT          Portfolio PIONEER VARIABLE CONTRACTS TRUST

    of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

    Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

    Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

D.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

E.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2016, the Portfolio paid no such taxes.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $26,230 to decrease undistributed net investment income and $26,230 to increase accumulated net realized gain on investments, foreign currency transactions, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

-------------------------------------------------------------------------
                                               2016             2015
-------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $1,485,348       $1,324,742
Long-term capital gain                              --          225,954
                                            ----------       ----------
   Total distributions                      $1,485,348       $1,550,696
                                            ==========       ==========
Distributable Earnings:
Undistributed ordinary income               $  306,987
Net unrealized appreciation                     81,687
                                            ----------
   Total                                    $  388,674
                                            ==========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds, interest accruals on preferred stock, defaulted bonds, the mark-to-market on foreign currency contracts, credit default swaps and futures contracts.

F.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the Portfolios' transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. Certain securities in which the Portfolio invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Portfolio will not receive its sale proceeds until that time, which may constrain the Portfolio's ability to meet its obligations (including obligations to redeeming shareholders). The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

H.  Insurance-Linked Securities (ILS)

    The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments and therefore the Portfolio's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

I.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2016 was $103,750 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

    unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2016 was $(8,379,290).

    At December 31, 2016, open futures contracts were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                            Number of                                               Unrealized
                                                            Contracts         Settlement                           Appreciation
     Description                      Counterparty         Long/(Short)          Month            Value           (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
     U.S 2 Year Note (CBT)            Citibank NA               8                3/17         $  1,733,500          $  (1,059)
     U.S Long Bond (CBT)              Citibank NA               3                3/17              451,969              1,156
     U.S 10 Year Note (CBT)           Citibank NA             (36)               3/17           (4,474,125)            24,879
     U.S 5 Year Note (CBT)            Citibank NA             (25)               3/17           (2,941,602)            10,414
     U.S. 10 Year Ultra (CBT)         Citibank NA               3                3/17              402,188               (211)
     U.S. Ultra Bond (CBT)            Citibank NA               1                3/17              160,250              3,031
--------------------------------------------------------------------------------------------------------------------------------
       Total                                                                                  $ (4,667,820)          $ 38,210
--------------------------------------------------------------------------------------------------------------------------------

J.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event on underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    Open credit default swap contracts at December 31, 2016 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the year ended December 31, 2016 was $5,153.

2.  Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2016, the effective management fee (excluding acquired fund fees and expenses) was 0.63% of the Portfolio's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2016 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,004 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD) a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $692 in distribution fees payable to PFD at December 31, 2016.

5. Forward Foreign Currency Contracts

During the year ended December 31, 2016, the Portfolio entered into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the year ended December 31, 2016 was $(1,975,929).

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

As of December 31, 2016, open forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                           Currency            In                                  Settlement     Unrealized
 Currency Sold              Deliver        Purchased       Exchange for        Counterparty           Date       Appreciation
--------------------------------------------------------------------------------------------------------------------------------
 NOK                       (880,999)          USD           105,045       Goldman Sachs & Co.       2/14/2017      $  2,998
 INR                    (20,159,662)          USD           297,955     State Street Bank & Trust   1/17/2017         1,665
 NZD                       (921,363)          USD           664,962            BNY Mellon           1/17/2017        25,568
 EUR                       (215,309)          SEK         2,075,000       Goldman Sachs & Co.       1/23/2017         1,215
 AUD                       (156,383)          USD           112,884       Goldman Sachs & Co.       1/30/2017           189
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                           $ 31,635
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                          Currency            In                                    Settlement     Unrealized
 Currency Sold              Deliver       Purchased       Exchange for       Counterparty               Date       Depreciation
--------------------------------------------------------------------------------------------------------------------------------
 USD                         (317,769)          IDR     4,199,317,731       Goldman Sachs & Co.        1/17/2017     $ (6,655)
 IDR                   (5,487,989,281)          USD           392,982       Goldman Sachs & Co.        1/17/2017      (13,606)
 USD                          (33,654)          NOK           284,248       Goldman Sachs & Co.        2/14/2017         (729)
 EUR                       (1,056,083)          USD         1,104,721           BNY Mellon             1/27/2017       (9,001)
 JPY                      (23,718,201)          USD           202,190       Goldman Sachs & Co.        1/27/2017       (1,186)
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                             $(31,177)
--------------------------------------------------------------------------------------------------------------------------------

     AUD - Australian Dollar     NZD - New Zealand Dollar
     EUR - Euro                  NOK - Norwegian Krone
     IDR - Indonesian Rupiah
     INR - Indian Rupee
     JPY - Japanese Yen

6. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (OTC) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

44
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities except for forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2016.

----------------------------------------------------------------------------------------------------------------------
                           Derivative Assets    Derivatives        Non-Cash             Cash              Net Amount
                           Subject to Master     Available         Collateral        Collateral         of Derivative
 Counterparty              Netting Agreement    for Offset        Received (a)      Received (a)          Assets (b)
----------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank NA       $    4,062         $       -          $      -          $      -            $     4,062
Morgan Stanley Capital
   Services LLC                       60                 -                 -                 -                     60
Goldman Sachs & Co.                4,402            (4,402)                -                 -                      -
BNY Mellon                        25,568            (9,001)                -                 -                 16,567
State Street Bank & Trust          1,665                 -                 -                 -                  1,665
----------------------------------------------------------------------------------------------------------------------
     Total                    $   35,757         $ (13,403)         $      -         $       -            $    22,354
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                          Derivative Liabilities    Derivatives       Non-Cash           Cash           Net Amount
                             Subject to Master       Available       Collateral       Collateral       of Derivative
Counterparty                 Netting Agreement       for Offset      Pledged (a)      Pledged (a)      Liabilities (c)
----------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank NA       $           -         $          -      $        -        $      -         $          -
Morgan Stanley Capital
   Services LLC                           -                    -               -               -                    -
Goldman Sachs & Co.                  22,176               (4,402)              -               -               17,774
BNY Mellon                           (9,001)               9,001               -               -                    -
State Street Bank & Trust                 -                    -               -               -                    -
----------------------------------------------------------------------------------------------------------------------
    Total                     $      13,175         $      4,599      $        -        $      -         $     17,774
----------------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                                                                              45
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2016 was as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                  Foreign
Statement of Assets                       Interest Rate       Credit           Exchange Rate         Equity      Commodity
and Liabilities                                Risk            Risk                 Risk              Risk          Risk
---------------------------------------------------------------------------------------------------------------------------
Assets
  Net unrealized appreciation on
    swap contracts                        $          -         $   4,122       $          -          $    -        $    -
  Unrealized appreciation of
    forward foreign currency contracts               -                 -             31,635                             -
  Unrealized appreciation of
    futures contracts*                          39,480                 -                  -               -             -
---------------------------------------------------------------------------------------------------------------------------
  Total Value                             $     39,480         $   4,122       $     31,635          $    -        $    -
---------------------------------------------------------------------------------------------------------------------------
Liabilities
   Unrealized depreciation of
     forward foreign currency contracts   $          -         $       -       $     31,177          $    -        $    -
   Unrealized depreciation of
     futures contracts*                          1,270                 -                  -               -             -
---------------------------------------------------------------------------------------------------------------------------
  Total Value                             $      1,270         $       -       $     31,177          $    -        $    -
---------------------------------------------------------------------------------------------------------------------------

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2016 was as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                              Foreign
                                           Interest Rate      Credit       Exchange Rate      Equity        Commodity
Statement of Operations                         Risk           Risk            Risk            Risk            Risk
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Swap contracts                           $        -       $  87,326      $        -        $     -          $    -
  Futures contracts                           (97,217)              -               -              -               -
  Forward foreign currency contracts*               -               -         (22,115)             -               -
-----------------------------------------------------------------------------------------------------------------------
  Total Value                              $  (97,217)      $  87,326      $  (22,115)       $     -          $    -
-----------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) on
  Swap contracts                           $        -       $ (15,847)     $        -        $     -          $    -
  Futures contracts                            (2,299)              -               -              -               -
  Forward foreign currency contracts*               -               -           21,301             -               -
-----------------------------------------------------------------------------------------------------------------------
  Total Value                              $   (2,299)      $ (15,847)     $    21,301       $     -          $    -
-----------------------------------------------------------------------------------------------------------------------

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

8.  Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obligated to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of December 31, 2016, the Portfolio had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------------------------
                                                                                      Unrealized
                                                                                     Appreciation/
Loan                                 Shares           Cost             Value          Depreciation
--------------------------------------------------------------------------------------------------
Team Health Inc., Bridge Loan       100,000        $  100,000        $ 100,000         $       -
--------------------------------------------------------------------------------------------------
  Total                             100,000        $  100,000        $ 100,000         $       -
--------------------------------------------------------------------------------------------------

46
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

                                                                              47
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Pioneer Strategic Income VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

48
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

                                                                              49
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and that the Portfolio has not been able to take advantage of the economies of scale afforded by greater size. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets. The Trustees considered that PIM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

50
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of Pioneer
                                                              (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation
                                                              (government-sponsored issuer of
                                                              debt securities) (1988 - 1990);
                                                              Mortgage Strategies Group,
                                                              Shearson Lehman Hutton, Inc.
                                                              (investment bank) (1987 - 1988);
                                                              and Mortgage Strategies Group,
                                                              Drexel Burnham Lambert, Ltd.
                                                              (investment bank) (1986 - 1987)
================================================================================================================================

**   Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   20364-10-0217

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2016

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Report of Independent Registered Public Accounting Firm                     17

  Approval of Investment Advisory and Sub-Advisory Agreements                 19

  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/16
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  17.5%
Regional Mall                                                              14.1%
Office                                                                     11.3%
Health Care                                                                 9.0%
Shopping Center                                                             8.3%
Industrial                                                                  8.2%
Diversified                                                                 7.8%
Storage                                                                     7.4%
Hotel                                                                       7.1%
Triple Net Lease                                                            4.7%
Data Center                                                                 3.4%
Manufactured Home                                                           1.2%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1. Simon Property Group, Inc.                                             9.20%
--------------------------------------------------------------------------------
 2. Equity Residential Property
    Trust, Inc.                                                            5.91
--------------------------------------------------------------------------------
 3. Prologis, Inc.                                                         5.57
--------------------------------------------------------------------------------
 4. Boston Properties, Inc.                                                5.35
--------------------------------------------------------------------------------
 5. AvalonBay Communities, Inc.                                            5.17
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/16
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/16          12/31/15
   Class I                                        $16.37            $19.53
   Class II                                       $16.40            $19.55

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/16 - 12/31/16)               Income         Capital Gains     Capital Gains
   Class I                        $0.2734        $.0065            $4.0891
   Class II                       $0.2231        $.0065            $4.0891

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Real Estate Shares   Pioneer Real Estate Shares
          VCT Portfolio Class I        VCT Portfolio Class II         MSCI U.S. REIT Index
12/06     $10,000                      $10,000                        $10,000
12/07     $ 8,111                      $ 8,090                        $ 8,318
12/08     $ 5,013                      $ 4,988                        $ 5,160
12/09     $ 6,600                      $ 6,562                        $ 6,636
12/10     $ 8,494                      $ 8,434                        $ 8,526
12/11     $ 9,345                      $ 9,257                        $ 9,267
12/12     $10,878                      $10,747                        $10,914
12/13     $11,069                      $10,912                        $11,183
12/14     $14,486                      $14,247                        $14,581
12/15     $15,180                      $14,890                        $14,948
12/16     $16,099                      $15,757                        $16,234

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2016)

--------------------------------------------------------------------------------
                                                                      MSCI U.S.
                                       Class I       Class II         REIT Index
--------------------------------------------------------------------------------
10 Years                                4.88%         4.65%              4.96%
5 Years                                11.49%        11.22%             11.86%
1 Year                                  6.05%         5.82%              8.60%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $  959.90          $  958.86
Expenses Paid During Period*                        $    5.22          $    6.45

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.06% and 1.31%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/16                   $1,000.00          $1,000.00
Ending Account Value on 12/31/16                    $1,019.81          $1,018.55
Expenses Paid During Period*                        $    5.38          $    6.65

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.06% and 1.31%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16
--------------------------------------------------------------------------------

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Matthew A. Troxell of AEW Capital Management, L.P., discusses the market environment for real estate-related investments and the performance of Pioneer Real Estate Shares VCT Portfolio during the 12-month reporting period ended December 31, 2016. AEW Capital Management, L.P. (AEW), a real estate investment advisory firm, is the Portfolio's investment sub-adviser. Day-to-day management of the Portfolio is the responsibility of Matthew A. Troxell, CFA (portfolio manager of the Portfolio since 2004). Mr. Troxell is a managing director and senior portfolio manager at AEW. Mr. Troxell is supported by three portfolio managers: J. Hall Jones, Jr., CFA, director of AEW (co-portfolio manager of the Portfolio since 2012), Gina Szymanski, CFA, director of AEW (co-portfolio manager of the Portfolio since 2017), and John A. Garofalo, CFA, director of AEW (co-portfolio manager of the Portfolio since
2014).

Q: How did the Portfolio perform during the 12-month period ended December 31, 2016?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 6.05% at net asset value during the 12-month period ended December 31, 2016, and Class II shares returned 5.82%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust
     (REIT) Index (the MSCI Index)1, returned 8.60%. During the same period, the average return of the 45 variable portfolios in Lipper's Real Estate Underlying Funds category was 6.30%.

Q: How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2016?

A: Against a backdrop of low interest rates and a slowly improving U.S. economy, REITs outperformed the broader equity market for the first nine months of 2016. With REITs also yielding more than money market investments and most fixed-income alternatives, the asset class saw solid demand. However, with the fourth quarter coming into focus and the likelihood of the Federal Reserve (the Fed) raising its benchmark interest rate before the end of the year, investors lost enthusiasm for REITs due to fears of higher rates and higher borrowing costs. Despite losing ground during the fourth quarter, REITs still ended 2016 in positive territory after a strong rebound in late December, as investors took a measure of comfort from the Fed's guidance for two-to-three additional rate hikes in 2017, estimated to total 0.75% worth of increases.

-------------------
1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Q: Which investments or strategies detracted from the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2016?

A: The Portfolio's underperformance relative to the MSCI Index benchmark during the 12-month period was due to negative sector allocation results, which were partially offset by positive stock selection results. Sector allocation had a negative impact on benchmark-relative performance primarily due to the Portfolio's underweight positions in the outperforming data center and triple-net-lease sectors, and an overweight position in the underperforming regional mall sector. In terms of stock selection, benchmark-relative results were weakest for the Portfolio in the office, hotel, and manufactured home sectors.

     Among individual REITs held in the Portfolio, the top detractors from benchmark-relative performance included overweight positions in the underperforming CubeSmart (storage) and Taubman Centers (regional malls), and an underweight position in the outperforming Digital Realty (office). Storage REITs such as CubeSmart lagged during the 12-month period as investors became concerned about moderating growth in the sector as well as increased new supply. We still like CubeSmart's relative value, however, and continue to hold the overweight position in the Portfolio. In the regional mall sector, Taubman Centers underperformed after management announced a $500 million renovation project at one of its assets in Los Angeles, which the market viewed as a defensive move against competitor Westfield, which is investing $800 million in one of its nearby assets. In addition, concerns that e-Commerce would threaten holiday retail sales at traditional "brick and mortar" properties and increase the potential for store closures after the holiday season contributed to the decline in Taubman's value. We still like the company's relative valuation, though, and have maintained the Portfolio's overweight position. Technology demand for data centers remained strong during the period, and solid fundamentals drove the data center sector to outperform during the 12-month period. As a result, the Portfolio's underweight to Digital Realty was a detractor from benchmark-relative returns, but that negative was more than offset by an overweight position in Digital Realty's peer company, DuPont Fabros Technology.

Q: Which investments or strategies aided the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2016?

A: In terms of stock selection, benchmark-relative results were strongest for the Portfolio in the data center, health care, and apartment REIT sectors. Among individual Portfolio holdings, the top contributors to benchmark-relative performance during the period included overweight positions in the aforementioned DuPont Fabros Technology, which outperformed, and Rexford Industrial Realty. In addition, our avoidance of the underperforming HCP (health care) aided benchmark-relative results.

     As noted earlier, technology demand for data center REITs was strong in 2016, and solid fundamentals drove the data center sector to outperform the general REIT market. As a result, the Portfolio's overweight to DuPont Fabros Technology contributed to benchmark-relative returns. Additionally, DuPont Fabros continued to acquire land and grow its development pipeline.

                                                                               5
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/16                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     Demand for industrial space was also strong in 2016, partly driven by the continued growth in e-Commerce. This higher demand for industrial REITs benefited Rexford Industrial Realty's performance during the period. Meanwhile, the company also continued to execute its strategy of strong internal growth as well as measured portfolio expansion by making attractive, value-added acquisitions in its target sub-markets. Health care was among the weakest REIT sectors during the period, as the results of the U.S. elections in November increased expectations for the repeal of significant parts of the Affordable Care Act under a Trump administration. As such, the Portfolio's benchmark-relative performance benefited from its lack of exposure to HCP.

Q: Did you invest in any derivative securities during the 12-month period ended December 31, 2016?

A:   No, the Portfolio held no derivative investments during the period.

Q:   What is your outlook for REITs as 2017 begins?

A: At the end of 2016, REITs were trading at an average 5% discount to net asset values, with some sectors trading at much larger discounts and some at significant premiums. With interest rates moving up, we expect investors to pay increased attention to the factors that differentiate REIT returns from bond returns. Most notably, the fact that REIT incomes rise faster in a more rapidly growing economy, and that rising rents and property values have tended to help offset inflation. We believe some investors will inevitably lump REITs in with bonds and react negatively to increases in interest rates; however, it is important to note that rate increases are likely sustainable only if the economy is growing. Therefore, a more sophisticated view factors in the higher earnings growth that is likely to accompany any meaningful improvement in the economy.

Please refer to the Schedule of Investments on pages 7-8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

6
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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16
--------------------------------------------------------------------------------

Shares                                                                     Value
           COMMON STOCKS - 98.8%
           Consumer Services - 1.7%
           Hotels, Resorts & Cruise
           Lines - 1.7%
  38,400   Extended Stay America, Inc.                              $    620,160
                                                                    ------------
           Total Consumer Services                                  $    620,160
                                                                    ------------
           Real Estate - 97.1%
           Diversified REIT - 11.0%
  18,900   American Assets Trust, Inc.                              $    814,212
  31,200   Empire State Realty Trust, Inc.*                              629,928
  38,400   Forest City Enterprises LP*                                   800,256
 103,300   Gramercy Property Trust                                       948,294
  18,600   STORE Capital Corp.                                           459,606
  13,400   Washington Real Estate Investment Trust                       438,046
                                                                    ------------
                                                                    $  4,090,342
                                                                    ------------
           Industrial REIT - 8.1%
  38,700   Prologis, Inc.                                           $  2,042,973
  40,900   Rexford Industrial Realty, Inc.*                              948,471
                                                                    ------------
                                                                    $  2,991,444
                                                                    ------------
           Hotel & Resort REIT - 5.3%
  17,700   Chatham Lodging Trust                                    $    363,735
  64,900   Host Hotels & Resorts, Inc.                                 1,222,716
  16,400   RLJ Lodging Trust                                             401,636
                                                                    ------------
                                                                    $  1,988,087
                                                                    ------------
           Office REIT - 11.4%
  15,600   Boston Properties, Inc.                                  $  1,962,168
  13,400   Douglas Emmett, Inc.                                          489,904
  15,770   Easterly Government Properties, Inc.                          315,715
  50,500   Piedmont Office Realty Trust, Inc.                          1,055,955
   3,900   Vornado Realty Trust                                          407,043
                                                                    ------------
                                                                    $  4,230,785
                                                                    ------------
           Health Care REIT - 8.9%
  25,200   Ventas, Inc.                                             $  1,575,504
  25,800   Welltower, Inc.                                             1,726,794
                                                                    ------------
                                                                    $  3,302,298
                                                                    ------------
           Residential REIT - 18.5%
  13,200   American Campus Communities, Inc.                        $    656,964
  28,900   American Homes 4 Rent*                                        606,322
  10,700   AvalonBay Communities, Inc.                                 1,895,505
  12,900   Camden Property Trust                                       1,084,503
   6,200   Equity LifeStyle Properties, Inc.                             447,020
  33,700   Equity Residential Property Trust, Inc.                     2,168,932
                                                                    ------------
                                                                    $  6,859,246
                                                                    ------------
           Retail REIT - 22.2%
  18,200   Acadia Realty Trust                                      $    594,776
  30,200   DDR Corp.                                                     461,154
   6,500   Federal Realty Investment Trust                               923,715
  39,800   Retail Properties of America, Inc.                            610,134
  19,000   Simon Property Group, Inc.                                  3,375,730
  13,200   Tanger Factory Outlet Centers, Inc.                           472,296
  16,700   Taubman Centers, Inc.                                       1,234,631
   7,900   The Macerich Co.                                              559,636
                                                                    ------------
                                                                    $  8,232,072
                                                                    ------------
           Specialized REIT - 10.7%
  35,000   CubeSmart                                                $    936,950
   2,700   Digital Realty Trust, Inc.                                    265,302
  22,400   DuPont Fabros Technology, Inc.                                984,032
   8,000   Public Storage, Inc.                                        1,788,000
                                                                    ------------
                                                                    $  3,974,284
                                                                    ------------
           Diversified Real Estate
           Activities - 1.0%
   8,700   Alexander & Baldwin, Inc.                                $    390,369
                                                                    ------------
           Total Real Estate                                        $ 36,058,927
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $18,626,056)                                       $ 36,679,087
                                                                    ------------
           TOTAL INVESTMENT IN
           SECURITIES - 98.8%
           (Cost $18,626,056) (a)                                   $ 36,679,087
                                                                    ------------
           OTHER ASSETS &
           LIABILITIES - 1.2%                                       $    429,779
                                                                    ------------
           NET ASSETS - 100.0%                                      $ 37,108,866
                                                                    ------------

*    Non-income producing security.

REIT Real Estate Investment Trust.

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $18,953,621 was as follows:

        Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost              $17,911,036

        Aggregate gross unrealized depreciation for all investments in
        which there is an excess of tax cost over value                    (185,570)
                                                                        -----------
        Net unrealized appreciation                                     $17,725,466
                                                                        ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016 aggregated to $3,636,491 and $8,883,873, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

                                                                               7
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/16                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2016, in valuing the Portfolio's investments:

                             Level 1       Level 2       Level 3        Total
Common Stocks             $36,679,087      $    --       $    --     $36,679,087
                          -----------      -------       -------     -----------
  Total                   $36,679,087      $    --       $    --     $36,679,087
                          ===========      =======       =======     ===========

During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                             12/31/16    12/31/15    12/31/14    12/31/13    12/31/12
Class I
Net asset value, beginning of period                         $ 19.53     $ 21.57     $ 18.77     $ 19.93     $ 17.53
                                                             -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.26(a)  $  0.29(a)  $  0.10     $  0.28     $  0.25
   Net realized and unrealized gain (loss) on investments       0.95        0.56        5.37        0.06        2.61
                                                             -------     -------     -------     -------     -------
      Net increase (decrease) from investment operations     $  1.21     $  0.85     $  5.47     $  0.34     $  2.86
                                                             -------     -------     -------     -------     -------
Distribution to shareowners:
   Net investment income                                     $ (0.27)    $ (0.29)    $ (0.32)    $ (0.29)    $ (0.25)
   Net realized gain                                           (4.10)      (2.60)      (2.35)      (1.21)      (0.21)
                                                             -------     -------     -------     -------     -------
Total distributions                                          $ (4.37)    $ (2.89)    $ (2.67)    $ (1.50)    $ (0.46)
                                                             -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (3.16)    $ (2.04)    $  2.80     $ (1.16)    $  2.40
                                                             -------     -------     -------     -------     -------
Net asset value, end of period                               $ 16.37     $ 19.53     $ 21.57     $ 18.77     $ 19.93
                                                             =======     =======     =======     =======     =======
Total return*                                                   6.05%       4.79%      30.87%       1.75%      16.41%
Ratio of net expenses to average net assets (b)                 1.06%       1.03%       1.02%       1.03%       1.02%
Ratio of net investment income (loss) to average net assets     1.42%       1.45%       1.51%       1.38%       2.41%
Portfolio turnover rate                                            9%         17%         13%         13%          5%
Net assets, end of period (in thousands)                     $ 8,993     $10,215     $10,684     $ 9,383     $10,514

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

                                                                               9
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                               12/31/16    12/31/15    12/31/14    12/31/13    12/31/12
Class II
Net asset value, beginning of period                           $ 19.55     $ 21.60     $ 18.79     $ 19.93     $ 17.54
                                                               -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                               $  0.21(a)  $  0.24(a)  $  0.06     $  0.22     $  0.21
    Net realized and unrealized gain (loss) on investments        0.96        0.56        5.37        0.07        2.60
                                                               -------     -------     -------     -------     -------
       Net increase (decrease) from investment operations      $  1.17     $  0.80     $  5.43     $  0.29     $  2.81
                                                               -------     -------     -------     -------     -------
Distribution to shareowners:
    Net investment income                                      $ (0.22)    $ (0.25)    $ (0.27)    $ (0.22)    $ (0.21)
    Net realized gain                                            (4.10)      (2.60)      (2.35)      (1.21)      (0.21)
                                                               -------     -------     -------     -------     -------
Total distributions                                            $ (4.32)    $ (2.85)    $ (2.62)    $ (1.43)    $ (0.42)
                                                               -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                     $ (3.15)    $ (2.05)    $  2.81     $ (1.14)    $  2.39
                                                               -------     -------     -------     -------     -------
Net asset value, end of period                                 $ 16.40     $ 19.55     $ 21.60     $ 18.79     $ 19.93
                                                               =======     =======     =======     =======     =======
Total return*                                                     5.82%       4.52%      30.56%       1.54%      16.09%
Ratio of net expenses to average net assets (b)                   1.31%       1.27%       1.26%       1.27%       1.26%
Ratio of net investment income (loss) to average net assets       1.18%       1.18%       1.28%       1.12%       2.16%
Portfolio turnover rate                                              9%         17%         13%         13%          5%
Net assets, end of period (in thousands)                       $28,116     $31,792     $37,169     $32,663     $35,500

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

10
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/16
--------------------------------------------------------------------------------

ASSETS
   Investment in securities (cost $18,626,056)                       $36,679,087
   Cash                                                                  293,625
   Receivables --
      Portfolio shares sold                                               19,671
      Dividends                                                          170,423
                                                                     -----------
         Total assets                                                $37,162,806
                                                                     -----------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                   $     4,396
      Trustee fees                                                             5
      Audit expense                                                       29,500
      Printing expense                                                     9,319
      Custody expense                                                      2,030
      Legal expense                                                        1,333
   Due to affiliates                                                       3,036
   Accrued expenses                                                        4,321
                                                                     -----------
         Total liabilities                                           $    53,940
                                                                     -----------
NET ASSETS:
   Paid-in capital                                                   $17,105,863
   Accumulated net realized gain on investments                        1,949,972
   Net unrealized appreciation on investments                         18,053,031
                                                                     -----------
         Net assets                                                  $37,108,866
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $8,992,789/549,216 shares)                      $     16.37
                                                                     ===========
   Class II (based on $28,116,077/1,713,944 shares)                  $     16.40
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Dividends                                                                 $999,743
  Interest                                                                       546
                                                                            --------
       Total investment income                                                          $ 1,000,289
                                                                                        -----------

EXPENSES:
  Management fees                                                           $321,949
  Distribution fees
     Class II                                                                 76,008
  Administrative expense                                                      26,154
  Custodian fees                                                               5,982
  Professional fees                                                           34,260
  Printing expense                                                            26,717
  Fees and expenses of nonaffiliated Trustees                                  7,111
  Miscellaneous                                                                3,453
                                                                            --------
       Total expenses                                                                   $   501,634
                                                                                        -----------
          Net investment income                                                         $   498,655
                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                               $ 3,075,602
                                                                                        -----------
  Change in net unrealized appreciation (depreciation) on investments                   $(1,316,649)
                                                                                        -----------
  Net realized and unrealized gain (loss) on investments                                $ 1,758,953
                                                                                        -----------
  Net increase in net assets resulting from operations                                  $ 2,257,608
                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Year Ended     Year Ended
                                                                       12/31/16       12/31/15
FROM OPERATIONS:
Net investment income (loss)                                         $    498,655   $    548,848
Net realized gain (loss) on investments                                 3,075,602      7,959,922
Change in net unrealized appreciation (depreciation) on investments    (1,316,649)    (6,632,765)
                                                                     ------------   ------------
   Net increase in net assets resulting from operations              $  2,257,608   $  1,876,005
                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.27 and $0.29 per share, respectively)                 $   (141,671)  $   (142,438)
   Class II ($0.22 and $0.25 per share, respectively)                    (356,984)      (406,410)
Net realized gain:
   Class I ($4.10 and $2.60 per share, respectively)                   (2,027,119)    (1,235,829)
   Class II ($4.10 and $2.60 per share, respectively)                  (6,254,296)    (4,092,579)
                                                                     ------------   ------------
      Total distributions to shareowners                             $ (8,780,070)  $ (5,877,256)
                                                                     ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  2,924,188   $  3,015,555
Reinvestment of distributions                                           8,780,070      5,877,256
Cost of shares repurchased                                            (10,079,863)   (10,738,143)
                                                                     ------------   ------------
   Net increase (decrease) in net assets resulting from resulting
      from Portfolio share transactions                              $  1,624,395   $ (1,845,332)
                                                                     ------------   ------------
   Net decrease in net assets                                        $ (4,898,067)  $ (5,846,583)
NET ASSETS:
Beginning of year                                                    $ 42,006,933   $ 47,853,516
                                                                     ------------   ------------
End of year                                                          $ 37,108,866   $ 42,006,933
                                                                     ------------   ------------

                                      Year Ended      Year Ended     Year Ended      Year Ended
                                       12/31/16        12/31/16       12/31/15        12/31/15
                                        Shares          Amount         Shares          Amount
CLASS I
Shares sold                             23,161       $   382,255        44,223      $    882,726
Reinvestment of distributions          128,222         2,168,790        73,874         1,378,267
Less shares repurchased               (125,334)       (2,201,196)      (90,259)       (1,814,114)
                                      --------       -----------      --------      ------------
   Net increase                         26,049       $   349,849        27,838      $    446,879
                                      ========       ===========      ========      ============
CLASS II
Shares sold                            141,362       $ 2,541,933       105,133      $  2,132,829
Reinvestment of distributions          390,282         6,611,280       240,980         4,498,989
Less shares repurchased               (443,835)       (7,878,667)     (440,687)       (8,924,029)
                                      --------       -----------      --------      ------------
   Net increase (decrease)              87,809       $ 1,274,546       (94,574)     $ (2,292,211)
                                      ========       ===========      ========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

     At December 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

--------------------------------------------------------------------------------
                                                     2016                2015
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $   513,159           $  584,041
Long-term capital gain                            8,266,911            5,293,215
                                                -----------           ----------
   Total distributions                          $ 8,780,070           $5,877,256
                                                ===========           ==========
Distributable Earnings
(Accumulated Losses):
Undistributed long-term
   capital gain                                 $ 2,277,537
Net unrealized appreciation                      17,725,466
                                                -----------
   Total                                        $20,003,003
                                                ===========

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/16                               (continued)
--------------------------------------------------------------------------------

     asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the year ended December 31, 2016, the effective management fee was equivalent to 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,468 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $568 in distribution fees payable to PFD at December 31, 2016.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 14, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2017

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Capital Management, L.P. to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM to remain the investment adviser of the Portfolio and the sub-adviser to remain the sub-adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in January 2016 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment advisory and sub-advisory agreements.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement and the sub-advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In May 2016, the Trustees, among other things, reviewed the Portfolio's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Portfolio and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016, including the materials provided by the sub-adviser to the Portfolio.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In approving the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. The Trustees further considered differences in services provided by PIM and the sub-adviser under the investment advisory agreement and the sub-advisory agreement, respectively.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by each of PIM and the Sub-Adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement, respectively.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Portfolio's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with PIM and the sub-adviser on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory and sub-advisory agreements.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the Portfolio's management fee was approximately eight basis points higher than the median management fee paid by other funds in the Portfolio's Morningstar peer group, and approximately four basis points higher than the bottom of the third quintile. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and that the Portfolio has not been able to take advantage of the economies of scale afforded by greater size. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the Sub-Adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser to the Portfolio.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Portfolio and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including, in each case, the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
Thomas J. Perna (66)             Trustee since 2006. Serves  Private investor (2004 - 2008        Director, Broadridge Financial
Chairman of the Board and        until a successor trustee   and 2013 - present); Chairman        Solutions, Inc. (investor
Trustee                          is elected or earlier       (2008 - 2013) and Chief              communications and securities
                                 retirement or removal.      Executive Officer (2008 - 2012),     processing provider for
                                                             Quadriserv, Inc. (technology         financial services industry)
                                                             products for securities lending      (2009 - present); Director,
                                                             industry); and Senior Executive      Quadriserv, Inc. (2005 -
                                                             Vice President, The Bank of New      2013); and Commissioner, New
                                                             York (financial and securities       Jersey State Civil Service
                                                             services) (1986 - 2004)              Commission (2011 - 2015)
================================================================================================================================
David R. Bock (73)               Trustee since 2005. Serves  Managing Partner, Federal City       Director of New York Mortgage
Trustee                          until a successor trustee   Capital Advisors (corporate          Trust (publicly-traded
                                 is elected or earlier       advisory services company) (1997     mortgage REIT) (2004 - 2009,
                                 retirement or removal.      - 2004 and 2008 - present);          2012 - present); Director of
                                                             Interim Chief Executive Officer,     The Swiss Helvetia Fund, Inc.
                                                             Oxford Analytica, Inc.               (closed-end fund) (2010 -
                                                             (privately held research and         present); Director of Oxford
                                                             consulting company) (2010);          Analytica, Inc. (2008 -
                                                             Executive Vice President and         present); and Director of
                                                             Chief Financial Officer, I-trax,     Enterprise Community
                                                             Inc. (publicly traded health         Investment, Inc.
                                                             care services company) (2004 -       (privately-held affordable
                                                             2007); and Executive Vice            housing finance company) (1985
                                                             President and Chief Financial        - 2010)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002); Private
                                                             Consultant (1995 - 1997);
                                                             Managing Director, Lehman
                                                             Brothers (1992 - 1995); and
                                                             Executive, The World Bank (1979
                                                             - 1992)
================================================================================================================================
Benjamin M. Friedman (72)        Trustee since 2008. Serves  William Joseph Maier Professor       Trustee, Mellon Institutional
Trustee                          until a successor trustee   of Political Economy, Harvard        Funds Investment Trust and
                                 is elected or earlier       University (1972 - present)          Mellon Institutional Funds
                                 retirement or removal.                                           Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
================================================================================================================================

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Margaret B.W. Graham (69)        Trustee since 2000. Serves   Founding Director, Vice             None
Trustee                          until a successor trustee    President and Corporate
                                 is elected or earlier        Secretary, The Winthrop Group,
                                 retirement or removal.       Inc. (consulting firm) (1982 -
                                                              present); Desautels Faculty of
                                                              Management, McGill University
                                                              (1999 - present); and Manager of
                                                              Research Operations and
                                                              Organizational Learning, Xerox
                                                              PARC, Xerox's advance research
                                                              center (1990-1994)
================================================================================================================================
Marguerite A. Piret (68)         Trustee since 1995. Serves   President and Chief Executive       Director of New America High
Trustee                          until a successor trustee    Officer, Newbury Piret Company      Income Fund, Inc. (closed-end
                                 is elected or earlier        (investment banking firm) (1981     investment company) (2004 -
                                 retirement or removal.       - present)                          present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
================================================================================================================================
Fred J. Ricciardi (69)           Trustee since 2014. Serves   Consultant (investment company      None
Trustee                          until a successor trustee    services) (2012 - present);
                                 is elected or earlier        Executive Vice President, BNY
                                 retirement or removal.       Mellon (financial and investment
                                                              company services) (1969 - 2012);
                                                              Director, BNY International
                                                              Financing Corp. (financial
                                                              services) (2002 - 2012); and
                                                              Director, Mellon Overseas
                                                              Investment Corp. (financial
                                                              services) (2009 - 2012)
================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Kenneth J. Taubes (58)*          Trustee since 2014. Serves   Director and Executive Vice         None
Trustee                          until a successor trustee    President (since 2008) and Chief
                                 is elected or earlier        Investment Officer, U.S. (since
                                 retirement or removal.       2010) of PIM-USA; Executive Vice
                                                              President and Chief Investment
                                                              Officer, U.S. of Pioneer (since
                                                              2008); Executive Vice President
                                                              of Pioneer Institutional Asset
                                                              Management, Inc. (since 2009);
                                                              and Portfolio Manager of Pioneer
                                                              (since 1999)
================================================================================================================================

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISORY TRUSTEE
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY TRUSTEE
Lorraine H. Monchak (60)**       Advisory Trustee since       Chief Investment Officer, 1199      Trustee of Pioneer closed-end
Advisory Trustee                 2014.                        SEIU Funds (healthcare workers      investment companies (5
                                                              union pension funds) (2001 -        portfolios) (Sept.
                                                              present); Vice President -          2015-present)
                                                              International Investments Group,
                                                              American International Group,
                                                              Inc. (insurance company) (1993 -
                                                              2001); Vice President Corporate
                                                              Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and
                                                              1990 - 1993); Vice President -
                                                              Asset/Liability Management
                                                              Group, Federal Farm Funding
                                                              Corporation
                                                              (government-sponsored issuer of
                                                              debt securities) (1988 - 1990);
                                                              Mortgage Strategies Group,
                                                              Shearson Lehman Hutton, Inc.
                                                              (investment bank) (1987 - 1988);
                                                              and Mortgage Strategies Group,
                                                              Drexel Burnham Lambert, Ltd.
                                                              (investment bank) (1986 - 1987)
================================================================================================================================

**   Ms. Monchak is a non-voting advisory trustee.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Lisa M. Jones (54)               Since 2014. Serves at the    Chair, Director, CEO and            Trustee of Pioneer closed-end
President and Chief              discretion of the Board.     President of Pioneer Investment     investment companies (5
Executive Officer                                             Management USA Inc. ("PIM-USA")     portfolios) (Sept.
                                                              (since September 2014); Chair,      2015-present)
                                                              Director, CEO and President of
                                                              Pioneer Investment Management,
                                                              Inc. (since September 2014);
                                                              Chair, Director and CEO of
                                                              Pioneer Funds Distributor, Inc.
                                                              (since September 2014); Chair,
                                                              Director, CEO and President of
                                                              Pioneer Institutional Asset
                                                              Management, Inc. (since
                                                              September 2014); and Chair,
                                                              Director, President and CEO of
                                                              Pioneer Investment Management
                                                              Shareholder Services, Inc.
                                                              (since September 2014); Managing
                                                              Director, Morgan Stanley
                                                              Investment Management (2010 -
                                                              2013); and Director of
                                                              Institutional Business, CEO of
                                                              International, Eaton Vance
                                                              Management (2005 - 2010)
================================================================================================================================
Christopher J. Kelley (52)       Since 2003. Serves at the    Vice President and Associate        None
Secretary and Chief              discretion of the Board.     General Counsel of Pioneer since
Legal Officer                                                 January 2008; Secretary and
                                                              Chief Legal Officer of all of
                                                              the Pioneer Funds since June
                                                              2010; Assistant Secretary of all
                                                              of the Pioneer Funds from
                                                              September 2003 to May 2010; and
                                                              Vice President and Senior
                                                              Counsel of Pioneer from July
                                                              2002 to December 2007
================================================================================================================================
Carol B. Hannigan (55)           Since 2010. Serves at the    Fund Governance Director of         None
Assistant Secretary              discretion of the Board.     Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from
                                                              January 2000 to November 2003
================================================================================================================================

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

NAME, AGE AND POSITION           TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
HELD WITH THE TRUST              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                HELD BY OFFICER
Thomas Reyes (54)                Since 2010. Serves at the    Senior Counsel of Pioneer since     None
Assistant Secretary              discretion of the Board.     May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of
                                                              Pioneer from June 2007 to May
                                                              2013
================================================================================================================================
Mark E. Bradley (57)             Since 2008. Serves at the    Vice President - Fund Treasury      None
Treasurer and Chief Financial    discretion of the Board.     of Pioneer; Treasurer of all of
and Accounting Officer                                        the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008
================================================================================================================================
Luis I. Presutti (51)            Since 2000. Serves at the    Director - Fund Treasury of         None
Assistant Treasurer              discretion of the Board.     Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
================================================================================================================================
Gary Sullivan (58)               Since 2002. Serves at the    Fund Accounting Manager - Fund      None
Assistant Treasurer              discretion of the Board.     Treasury of Pioneer; and
                                                              Assistant Treasurer of all of
                                                              the Pioneer Funds
================================================================================================================================
David F. Johnson (37)            Since 2009. Serves at the    Fund Administration Manager -       None
Assistant Treasurer              discretion of the Board.     Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
================================================================================================================================
Jean M. Bradley (64)             Since 2010. Serves at the    Chief Compliance Officer of         None
Chief Compliance Officer         discretion of the Board.     Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012: Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
================================================================================================================================
Kelly O'Donnell (45)             Since 2006. Serves at the    Director - Transfer Agency          None
Anti-Money Laundering Officer    discretion of the Board.     Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer Funds since 2006
================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18653-11-0217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $287,935 payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $302,163 for the year ended December 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $53,052
payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $58,400 for the year ended December 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $53,052 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $58,400 for the year ended December 31, 2015.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2017

* Print the name and title of each signing officer under his or her signature.